                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

                             Loomis Sayles Funds II
               (Exact name of registrant as specified in charter)

      399 Boylston Street, Boston, Massachusetts              02116
       (Address of principal executive offices)            (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30, 2004

Date of reporting period: March 31, 2005

Item 1. Reports to Stockholders.

                       [LOGO]

  Income Funds
  Semiannual Report
  March 31, 2005
[LOGO]


Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund
TABLE OF CONTENTS

Management Discussion
and Performance........Page  1

Schedule of InvestmentsPage 17

Financial Statements...Page 39

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFRX
                                 Class B NERBX
                                 Class C NECRX
                                 Class Y NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

After delivering strong returns in the fourth quarter of 2004, bonds in many market segments encountered rising interest rates in the January - March period, which depressed prices. Investment-grade corporate bonds, which were solid performers in 2004, underperformed early in 2005, while high-yield and non-U.S.-dollar issues held on to more of their gains.

For the six months ended March 31, 2005, the total return of Loomis Sayles Core Plus Bond Fund's Class A shares at net asset value was 0.63%, including $0.34 in dividends reinvested during the period. The fund's benchmark, the Lehman Aggregate Bond Index, returned 0.47% for the same period, while Morningstar's Intermediate-Term Bond category averaged a 0.40% return. At the end of March 2005, the fund's 30-day SEC yield was 3.87%.

MARKETS CAME FULL CIRCLE
Bond markets rose and then fell, leaving key segments about where they had started six months earlier. Ongoing economic expansion favored corporate sectors, and lower-rated, high-yield holdings made a strong contribution to fund results. Smaller positive returns came from Canadian issues and mortgage-backed securities. However, U.S. agency bonds were held back by political and regulatory pressures. Talk of increased inflation in the United States became widespread in the first quarter of 2005, driving some investors to reduce their exposure to fixed-income securities.

WIRELINE, CABLE AND FOOD ISSUES LED RETURNS
Cable and media bonds rose as the economy expanded, favoring consumer-related sectors. "Wirelines" (conventional, land-based telephones) saw a flurry of activity centered on the acquisition of AT&T by SBC Communications, which led to a sharp rise in the price of AT&T bonds. Qwest bonds also moved higher as the company strengthened its finances and improved operating effectiveness. Sprint bonds also moved up. Because of their low valuation and high yield, our purchase of Dean Foods - a leading producer of dairy, soy and specialty food products - benefited the fund as bonds appreciated. Bonds of Ambev Cia De Bebidas Das Ame, a Brazilian beverage company, moved higher as the markets digested news of its agreement to join forces with Interbrew of Belgium.

HEALTHCARE AND REITS LAGGED, AUTOS FACING DOWNGRADES
The portfolio's commitment to high-yielding healthcare bonds and its holdings in bonds issued by real estate investment trusts produced a minimal decline. But automotive holdings were the fund's worst performers by a wide margin. Damage was triggered by General Motors' announcement that it would fall short of key production targets and by its gloomy earnings assessment for upcoming quarters. Ford's obligations also declined as investors focused on potential production cuts. Major ratings agencies have downgraded GM, and the market expects these historically high-quality issues to be downgraded eventually into the high-yield sector.

CORPORATE AND HIGH YIELD BONDS REMAIN THE FOCUS
Between December and February we trimmed the fund's holdings of high-yield issues as yields shrank. As spreads narrowed, we have been selectively replacing some of that allocation as we find opportunities. At the end of the period, about half of the fund was invested in corporate bonds, reflecting our view that the economy will continue to expand despite continued tightening by the Federal Reserve Board. At the end of the period, high-yield bonds accounted for about 19% of the fund's total net assets, most of which were rated BB, just below investment grade. We also reduced non-U.S.-dollar commitments by taking profits in some of the fund's Canadian bonds and all its euro-denominated positions. Canada and Singapore remain the fund's largest non-U.S.-dollar allocations at the end of the period.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                     March 31, 1995 through March 31, 2005

             Net Asset    Maximum Sales   Lehman Aggregte      Lehman U.S.
             Value /1/      Charge /2/     Bond Index /3/    Credit Index /4/
            ----------    -------------   ---------------    ----------------
 3/31/1995   $10,000         $ 9,550         $10,000             $10,000
 4/30/1995    10,197           9,738          10,140              10,169
 5/31/1995    10,647          10,168          10,532              10,648
 6/30/1995    10,741          10,258          10,609              10,744
 7/31/1995    10,683          10,203          10,586              10,696
 8/31/1995    10,873          10,383          10,713              10,869
 9/30/1995    11,008          10,513          10,818              10,998
10/31/1995    11,155          10,653          10,958              11,141
11/30/1995    11,329          10,819          11,122              11,354
12/31/1995    11,493          10,976          11,279              11,541
 1/31/1996    11,541          11,022          11,353              11,616
 2/29/1996    11,291          10,783          11,156              11,340
 3/31/1996    11,235          10,729          11,079              11,243
 4/30/1996    11,140          10,639          11,016              11,150
 5/31/1996    11,130          10,629          10,994              11,130
 6/30/1996    11,293          10,784          11,142              11,294
 7/31/1996    11,321          10,811          11,172              11,315
 8/31/1996    11,321          10,811          11,153              11,281
 9/30/1996    11,583          11,062          11,348              11,520
10/31/1996    11,878          11,343          11,599              11,834
11/30/1996    12,164          11,617          11,798              12,087
12/31/1996    12,023          11,482          11,688              11,920
 1/31/1997    12,090          11,546          11,724              11,937
 2/28/1997    12,166          11,619          11,753              11,987
 3/31/1997    11,985          11,446          11,623              11,800
 4/30/1997    12,117          11,572          11,797              11,979
 5/31/1997    12,280          11,728          11,908              12,115
 6/30/1997    12,497          11,934          12,050              12,286
 7/31/1997    12,999          12,414          12,374              12,736
 8/31/1997    12,778          12,203          12,269              12,548
 9/30/1997    13,032          12,446          12,450              12,767
10/31/1997    13,156          12,564          12,630              12,929
11/30/1997    13,217          12,622          12,689              13,002
12/31/1997    13,353          12,752          12,816              13,140
 1/31/1998    13,530          12,921          12,981              13,296
 2/28/1998    13,574          12,963          12,971              13,292
 3/31/1998    13,658          13,043          13,016              13,341
 4/30/1998    13,721          13,103          13,084              13,425
 5/31/1998    13,861          13,237          13,208              13,584
 6/30/1998    13,912          13,286          13,320              13,685
 7/31/1998    13,876          13,251          13,348              13,672
 8/31/1998    13,738          13,120          13,565              13,736
 9/30/1998    14,269          13,627          13,883              14,181
10/31/1998    14,119          13,483          13,810              13,962
11/30/1998    14,400          13,752          13,888              14,225
12/31/1998    14,423          13,774          13,930              14,267
 1/31/1999    14,579          13,923          14,029              14,408
 2/28/1999    14,284          13,641          13,784              14,066
 3/31/1999    14,481          13,830          13,861              14,165
 4/30/1999    14,596          13,939          13,905              14,207
 5/31/1999    14,279          13,636          13,783              14,017
 6/30/1999    14,187          13,549          13,739              13,943
 7/31/1999    14,132          13,496          13,680              13,866
 8/31/1999    14,076          13,442          13,673              13,833
 9/30/1999    14,314          13,669          13,832              13,983
10/31/1999    14,346          13,701          13,883              14,047
11/30/1999    14,368          13,721          13,882              14,062
12/31/1999    14,375          13,728          13,815              13,988
 1/31/2000    14,315          13,671          13,770              13,938
 2/29/2000    14,477          13,825          13,937              14,068
 3/31/2000    14,675          14,014          14,120              14,187
 4/30/2000    14,405          13,757          14,080              14,063
 5/31/2000    14,298          13,655          14,073              14,010
 6/30/2000    14,731          14,069          14,366              14,362
 7/31/2000    14,818          14,152          14,496              14,536
 8/31/2000    15,010          14,334          14,707              14,725
 9/30/2000    15,032          14,356          14,799              14,803
10/31/2000    14,946          14,274          14,897              14,817
11/30/2000    15,088          14,409          15,141              15,009
12/31/2000    15,438          14,744          15,421              15,301
 1/31/2001    15,821          15,109          15,674              15,719
 2/28/2001    15,978          15,259          15,810              15,857
 3/31/2001    15,997          15,277          15,889              15,955
 4/30/2001    15,906          15,190          15,824              15,897
 5/31/2001    16,008          15,287          15,919              16,043
 6/30/2001    16,012          15,292          15,979              16,124
 7/31/2001    16,418          15,679          16,336              16,545
 8/31/2001    16,600          15,853          16,523              16,767
 9/30/2001    16,530          15,786          16,716              16,743
10/31/2001    16,856          16,097          17,066              17,158
11/30/2001    16,745          15,991          16,830              17,009
12/31/2001    16,557          15,812          16,724              16,892
 1/31/2002    16,519          15,776          16,859              17,035
 2/28/2002    16,454          15,714          17,022              17,164
 3/31/2002    16,275          15,543          16,739              16,847
 4/30/2002    16,428          15,689          17,064              17,081
 5/31/2002    16,566          15,821          17,209              17,308
 6/30/2002    16,167          15,439          17,358              17,336
 7/31/2002    15,979          15,260          17,567              17,327
 8/31/2002    16,344          15,608          17,864              17,775
 9/30/2002    16,398          15,660          18,153              18,113
10/31/2002    16,306          15,572          18,070              17,903
11/30/2002    16,616          15,868          18,065              18,135
12/31/2002    17,028          16,261          18,439              18,670
 1/31/2003    17,123          16,352          18,454              18,731
 2/28/2003    17,370          16,588          18,710              19,105
 3/31/2003    17,420          16,636          18,695              19,119
 4/30/2003    17,681          16,886          18,850              19,473
 5/31/2003    18,033          17,222          19,201              20,087
 6/30/2003    18,062          17,249          19,163              20,038
 7/31/2003    17,442          16,658          18,519              19,183
 8/31/2003    17,610          16,817          18,642              19,333
 9/30/2003    18,117          17,302          19,135              20,009
10/31/2003    18,072          17,259          18,957              19,796
11/30/2003    18,182          17,364          19,002              19,886
12/31/2003    18,477          17,645          19,195              20,108
 1/31/2004    18,635          17,797          19,350              20,311
 2/29/2004    18,779          17,934          19,559              20,567
 3/31/2004    18,920          18,068          19,706              20,766
 4/30/2004    18,437          17,608          19,193              20,111
 5/31/2004    18,275          17,453          19,116              19,970
 6/30/2004    18,387          17,559          19,224              20,054
 7/31/2004    18,594          17,758          19,415              20,302
 8/31/2004    18,966          18,113          19,785              20,781
 9/30/2004    19,074          18,216          19,839              20,897
10/31/2004    19,282          18,415          20,005              21,100
11/30/2004    19,244          18,378          19,846              20,888
12/31/2004    19,419          18,545          20,028              21,161
 1/31/2005    19,465          18,589          20,154              21,329
 2/28/2005    19,446          18,571          20,035              21,203
 3/31/2005    19,187          18,329          19,932              20,939


Average Annual Returns -- March 31, 2005


                                6 MONTHS/7/ 1 YEAR/7/ 5 YEARS/7/ 10 YEARS/7/
CLASS A (Inception 11/7/73)
Net Asset Value/1/                 0.63%      1.45%     5.51%       6.73%
With Maximum Sales Charge/2/      -3.90      -3.13      4.55        6.25

CLASS B (Inception 9/13/93)
Net Asset Value/1/                 0.22       0.71      4.75        5.94
With CDSC/5/                      -4.67      -4.12      4.42        5.94

CLASS C (Inception 12/30/94)
Net Asset Value/1/                 0.23       0.71      4.75        5.95
With CDSC/5/                      -0.75      -0.25      4.75        5.95

CLASS Y (Inception 12/30/94)
Net Asset Value/1/                 0.76       1.70      5.96        7.09
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE          6 MONTHS    1 YEAR    5 YEARS    10 YEARS
Lehman Aggregate Bond Index/3/     0.47%      1.15%     7.14%       7.14%
Lehman U.S. Credit Index/4/        0.20       0.84      8.10        7.67
Morningstar Int.-Term Bond Fund
  Avg./6/                          0.40       0.79      6.35        6.38

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                      % of
                   Net Assets
                     as of
CREDIT QUALITY      3/31/05
-----------------------------
Aaa                   46.7
-----------------------------
Aa                     0.3
-----------------------------
A                      4.8
-----------------------------
Baa                   26.7
-----------------------------
Ba                    15.9
-----------------------------
B                      2.6
-----------------------------
Not rated*             1.1
-----------------------------
Short term & other     1.9
-----------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                              % of
                           Net Assets
                             as of
EFFECTIVE MATURITY          3/31/05
----------------------------------------
1 year or less                 2.8
----------------------------------------
1-5 years                     51.7
----------------------------------------
5-10 years                    34.6
----------------------------------------
10+ years                     10.9
----------------------------------------
Average Effective Maturity     6.2 years
----------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFHX
                                 Class B NEHBX
                                 Class C NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

High-yield bonds added to their record of favorable returns through most of the period, thanks to low interest rates, shrinking default rates and ongoing economic expansion. But the market's direction turned in March when inflation and rising interest rates began to preoccupy investors.

For the six months ended March 31, 2005, the total return on Loomis Sayles High Income Fund's Class A shares at net asset value was 5.25%, including $0.16 in reinvested dividends. The fund's benchmark, the Lehman High Yield Composite Index, returned 2.89% for the same period, while Morningstar's High Yield Bond category averaged 2.79%. As of March 31, 2005, the fund's 30-day SEC yield was 6.37%.

LOWER-RATED ISSUES, SUPRANATIONALS AND UTILITIES DROVE RESULTS
The fund's robust results compared to its benchmark reflect its emphasis on issues rated BBB through CCC - the rating tiers where performance was strongest. High-yield issues were especially robust in the fourth quarter of last year, mirroring the post-election rally in the stock market. The Inter-American Development Bank, a supranational organization that works to foster economic and social development in its member nations, rose dramatically thanks largely to the strength of Brazil's currency, the real. Electric and natural gas utilities contributed as these sectors rebounded from earlier lows. There were no material shifts in sector weightings or in the portfolio's sensitivity to interest rates over the period.

SELECTED ENERGY, UTILITY AND TELECOM BONDS HAD SOLID RETURNS
Although energy was not a major sector for the fund, bonds of Williams Companies rose sharply. Williams has staged a productive restructuring of its exploration, pipeline and other energy businesses and in three years has reduced its debt load by more than $4 billion. Calpine Corporation, an independent power producer serving western states and parts of Canada, rose in a strong utilities sector. And Denver-based Qwest Communications, which provides telephone and related services, boosted revenues beyond estimates and increased sales per customer through bundling of add-on services.

RETAIL, PHARMACEUTICAL AND MINING ISSUES FELL
Bonds of Saks, Inc., which operates luxury and traditional department store chains, declined as investors raised questions about the company's balance sheet. In addition, the company's high-end Saks Fifth Avenue stores are seen as vulnerable to a possible economic slowdown. Bonds of Vertex Pharmaceuticals also fell. This biotech company develops new treatments both independently and in collaboration with major drug firms, and faces the need to raise additional capital while its newer products move through various trial phases. Mining and construction company North American Energy Partners has disappointed investors by missing initial projections; possible accounting problems have also pressured the bonds.

POSITIONING FOR HIGHER RATES AND A FLATTER GROWTH CURVE
We view the cooling of the high-yield market that occurred in the first quarter as a healthy breather. There may be other dips in the course of the year, as the Federal Reserve Board continues to raise interest rates in an effort to combat inflation. However, we believe economic growth should continue at a moderate pace, giving us no reason to rethink our strong emphasis on high-yield issues. We will continue to emphasize B-rated bonds because CCC-rated issues have risen to price levels that seem to offer little further potential. Overseas, economic growth in Japan and the European Union is likely to remain sluggish. We see selective opportunities among emerging markets in Asia and Latin America. Nations rich in metals and other natural resources, including Canada, Australia and New Zealand, should continue to prosper. However, these nations' economies are vulnerable to a slowdown in China. Broader concerns include extremely high oil prices, terrorism and the still-volatile situation in Iraq.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                     March 31, 1995 through March 31, 2005

             Net Asset         Maximum Sales   Lehman High Yield
             Value /1/          Charge /2/      Composite Index /3/
             ---------        -------------    -------------------
 3/31/1995    $10,000           $ 9,550             $10,000
 4/30/1995     10,198             9,739              10,254
 5/31/1995     10,387             9,919              10,542
 6/30/1995     10,374             9,907              10,609
 7/31/1995     10,553            10,078              10,743
 8/31/1995     10,560            10,085              10,777
 9/30/1995     10,614            10,136              10,909
10/31/1995     10,656            10,177              10,976
11/30/1995     10,676            10,195              11,073
12/31/1995     10,748            10,264              11,247
 1/31/1996     10,945            10,452              11,445
 2/29/1996     11,020            10,524              11,454
 3/31/1996     10,999            10,504              11,446
 4/30/1996     11,131            10,630              11,472
 5/31/1996     11,252            10,745              11,541
 6/30/1996     11,324            10,814              11,636
 7/31/1996     11,433            10,919              11,690
 8/31/1996     11,569            11,049              11,817
 9/30/1996     11,926            11,389              12,101
10/31/1996     11,900            11,364              12,194
11/30/1996     12,145            11,598              12,437
12/31/1996     12,350            11,794              12,524
 1/31/1997     12,360            11,804              12,638
 2/28/1997     12,792            12,217              12,849
 3/31/1997     12,622            12,054              12,664
 4/30/1997     12,693            12,122              12,788
 5/31/1997     13,114            12,524              13,071
 6/30/1997     13,200            12,606              13,253
 7/31/1997     13,560            12,950              13,616
 8/31/1997     13,647            13,033              13,586
 9/30/1997     14,053            13,421              13,855
10/31/1997     13,931            13,304              13,867
11/30/1997     14,118            13,483              14,000
12/31/1997     14,249            13,608              14,122
 1/31/1998     14,463            13,812              14,377
 2/28/1998     14,443            13,793              14,461
 3/31/1998     14,591            13,935              14,597
 4/30/1998     14,670            14,010              14,654
 5/31/1998     14,647            13,988              14,705
 6/30/1998     14,697            14,035              14,758
 7/31/1998     14,674            14,014              14,842
 8/31/1998     13,656            13,042              14,023
 9/30/1998     13,526            12,918              14,087
10/31/1998     13,242            12,646              13,798
11/30/1998     14,193            13,554              14,370
12/31/1998     14,004            13,374              14,386
 1/31/1999     14,319            13,675              14,600
 2/28/1999     14,410            13,761              14,514
 3/31/1999     14,643            13,984              14,652
 4/30/1999     14,958            14,285              14,936
 5/31/1999     14,591            13,935              14,734
 6/30/1999     14,551            13,896              14,702
 7/31/1999     14,492            13,840              14,761
 8/31/1999     14,266            13,624              14,598
 9/30/1999     14,174            13,536              14,493
10/31/1999     14,301            13,658              14,397
11/30/1999     14,396            13,748              14,565
12/31/1999     14,564            13,909              14,730
 1/31/2000     14,402            13,754              14,667
 2/29/2000     14,467            13,816              14,695
 3/31/2000     14,030            13,399              14,386
 4/30/2000     14,022            13,391              14,409
 5/31/2000     13,631            13,017              14,261
 6/30/2000     14,044            13,412              14,552
 7/31/2000     14,126            13,491              14,663
 8/31/2000     14,070            13,437              14,763
 9/30/2000     13,779            13,159              14,634
10/31/2000     13,091            12,502              14,165
11/30/2000     12,003            11,463              13,604
12/31/2000     12,218            11,668              13,867
 1/31/2001     13,637            13,023              14,906
 2/28/2001     13,568            12,958              15,104
 3/31/2001     12,875            12,296              14,749
 4/30/2001     12,480            11,918              14,565
 5/31/2001     12,514            11,950              14,827
 6/30/2001     11,795            11,264              14,412
 7/31/2001     12,028            11,486              14,624
 8/31/2001     11,935            11,398              14,796
 9/30/2001     10,849            10,361              13,802
10/31/2001     10,730            10,247              14,143
11/30/2001     11,077            10,579              14,659
12/31/2001     10,917            10,425              14,599
 1/31/2002     10,984            10,490              14,701
 2/28/2002     10,650            10,171              14,496
 3/31/2002     10,937            10,445              14,845
 4/30/2002     10,847            10,359              15,082
 5/31/2002     10,689            10,208              14,998
 6/30/2002      9,925             9,478              13,892
 7/31/2002      9,256             8,839              13,286
 8/31/2002      9,581             9,149              13,664
 9/30/2002      9,225             8,810              13,485
10/31/2002      9,220             8,806              13,367
11/30/2002      9,834             9,391              14,195
12/31/2002      9,951             9,503              14,394
 1/31/2003     10,162             9,704              14,873
 2/28/2003     10,304             9,840              15,056
 3/31/2003     10,570            10,094              15,490
 4/30/2003     11,181            10,677              16,409
 5/31/2003     11,376            10,864              16,578
 6/30/2003     11,622            11,099              17,055
 7/31/2003     11,391            10,878              16,867
 8/31/2003     11,511            10,993              17,061
 9/30/2003     11,889            11,354              17,528
10/31/2003     12,142            11,596              17,882
11/30/2003     12,396            11,838              18,153
12/31/2003     12,727            12,154              18,564
 1/31/2004     12,924            12,343              18,918
 2/29/2004     12,867            12,288              18,871
 3/31/2004     12,941            12,358              18,999
 4/30/2004     12,644            12,075              18,869
5/31/2004     12,317            11,763              18,550
 6/30/2004     12,583            12,017              18,816
 7/31/2004     12,685            12,114              19,072
 8/31/2004     13,031            12,445              19,446
 9/30/2004     13,212            12,618              19,728
10/31/2004     13,504            12,897              20,084
11/30/2004     13,718            13,100              20,327
12/31/2004     14,044            13,412              20,630
 1/31/2005     14,091            13,456              20,603
 2/28/2005     14,417            13,769              20,906
 3/31/2005     13,905            13,273              20,298



Average Annual Total Returns -- March 31, 2005


                                                                                SINCE
                                         6 MONTHS 1 YEAR 5 YEARS 10 YEARS/6/ INCEPTION/6/
CLASS A (Inception 2/22/84)
Net Asset Value/1/                         5.25%   7.47%  -0.18%    3.35%          --
With Maximum Sales Charge/2/               0.46    2.64   -1.10     2.87           --

CLASS B (Inception 9/20/93)
Net Asset Value/1/                         4.64    6.67   -0.92     2.61           --
With CDSC/4/                              -0.36    1.67   -1.18     2.61           --

CLASS C (Inception 3/2/98)
Net Asset Value/1/                         4.64    6.67   -0.92       --        -1.30%
With CDSC/4/                               3.64    5.67   -0.92       --        -1.30
-----------------------------------------------------------------------------------------

                                                                                SINCE
                                                                               CLASS C
COMPARATIVE PERFORMANCE                  6 MONTHS 1 YEAR 5 YEARS  10 YEARS   INCEPTION/7/
Lehman High Yield Composite Index/3/       2.89%   6.84%   7.13%    7.34%        4.82%
Morningstar High Yield Bond Fund Avg./5/   2.79    6.34    5.04     6.07         2.93

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                        % of
                     Net Assets
                       as of
CREDIT QUALITY        3/31/05
-------------------------------
Aaa                      2.8
-------------------------------
Aa                       1.0
-------------------------------
Baa                      3.0
-------------------------------
Ba                      34.2
-------------------------------
B                       26.7
-------------------------------
Caa                     15.7
-------------------------------
Ca                       1.2
-------------------------------
Not rated*              13.8
-------------------------------
Short term & other       1.6
-------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                                % of
                             Net Assets
                               as of
EFFECTIVE MATURITY            3/31/05
------------------------------------------
1 year or less                   1.5
------------------------------------------
1-5 years                       22.3
------------------------------------------
5-10 years                      34.4
------------------------------------------
10+ years                       41.8
------------------------------------------
Average Effective Maturity      12.2 years
------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers, without which performance would have been lower.
/7/The since-inception comparative performance figures shown for Class C shares are calculated from 3/31/98.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFLX
                                 Class B NELBX
                                 Class C NECLX
                                 Class Y NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

High-quality bonds with shorter maturities, normally a defensive haven for investors, failed to perform as well as lower-quality, longer-term bonds during most of the six-month period ended March 31, 2005. Rising interest rates sent bond prices down, while demand from investors seeking income supported prices of higher-yielding bonds.

Loomis Sayles Limited Term Government and Agency Fund's total return for the first half of its fiscal year was -0.16% based on the net asset value of Class A shares and $0.16 in dividends reinvested. The fund had a slight edge over its benchmark, the Lehman 1-5 Year Government Bond Index, which had a total return of -0.49% for the period, while the average return on the funds in Morningstar's Short Government category was -0.13%. The fund's 30-day SEC yield was 3.12% at the end of March 2005.

MORTGAGE-BACKED SECURITIES PROVIDED YIELD ADVANTAGE
As the Federal Reserve Board's systematic rate-hike program raised short-term rates, bond prices in that market segment declined. Mortgage-backed securities typically offer a higher payout than Treasury securities because they are regarded as riskier, and the yield advantage they provided helped to offset some of the negative effects of declining bond prices. The fund's relative performance also benefited because it had a smaller portion of assets in lower-yielding U.S. Treasury securities than the benchmark.

PORTFOLIO MAINTAINING A "BARBELL" CONFIGURATION
Both long- and short-term interest rates generally move in the same direction over time, but the Fed can only directly control the federal funds rate, which has the strongest effect on other short rates. Since the Fed started raising rates last June, long rates have remained relatively stable. When long and short rates come together, a pattern known as a flattened yield curve is created. In this environment, we have been maintaining the portfolio in a "barbell" configuration, with assets clustered at both the shorter and longer end of the yield curve. A barbelled portfolio generally outperforms in a flattening yield-curve environment.

DURATION IS NEUTRAL, MORTGAGES ARE TRIMMED DOWN
The fund currently has a duration - a measure of a portfolio's sensitivity to changing bond prices - that is similar to its benchmark and peer groups. We expect interest rates to continue to rise through the end of 2005, but at a modest pace. Usually in a rising interest-rate environment, prices on securities with longer maturities will decline more than shorter issues, but this is likely to be at least partially offset by the yield advantage of longer maturity securities.

We also gradually reduced the fund's position in mortgage-backed securities. Although we believe there are still opportunities in this sector, they may be more limited at this stage in the market cycle given the relative price appreciation that has already taken place.

MARKET SHIFT MAY BE UNDERWAY
As the fiscal period drew to a close, increased concerns about the inflationary pressures of high prices for oil and other commodities began to cause interest rates to rise. For most sectors of the bond market, we believe yield spreads are likely to widen modestly in fits and starts throughout 2005, leading to less generous returns than in recent years. Rising rates could mean lackluster returns for Treasuries. However, we view the recent shift in the market as healthy, and our forecast for economic growth, profits and credit quality remains positive.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                   March 31, 1995 through March 31, 2005

                                          Lehman Int.      Lehman 1-5 Year
             Net Asset   Maximum Sales   Government Bond   Government Bond
             Value (1)     Charge (2)       Index (3)         Index (4)
             ---------   -------------   ---------------   ---------------
 3/31/1995    $10,000      $ 9,700         $10,000             $10,000
 4/30/1995     10,099        9,796          10,116              10,103
 5/31/1995     10,382       10,070          10,401              10,334
 6/30/1995     10,427       10,115          10,467              10,394
 7/31/1995     10,422       10,110          10,472              10,418
 8/31/1995     10,514       10,199          10,559              10,490
 9/30/1995     10,579       10,262          10,630              10,549
10/31/1995     10,725       10,403          10,746              10,650
11/30/1995     10,854       10,528          10,877              10,761
12/31/1995     10,968       10,639          10,985              10,853
 1/31/1996     11,028       10,697          11,077              10,950
 2/29/1996     10,896       10,569          10,960              10,876
 3/31/1996     10,827       10,502          10,910              10,843
 4/30/1996     10,799       10,475          10,878              10,834
 5/31/1996     10,762       10,439          10,873              10,842
 6/30/1996     10,846       10,521          10,983              10,936
 7/31/1996     10,870       10,544          11,017              10,975
 8/31/1996     10,866       10,540          11,030              11,003
 9/30/1996     11,004       10,674          11,172              11,122
10/31/1996     11,181       10,845          11,355              11,274
11/30/1996     11,321       10,981          11,492              11,380
12/31/1996     11,230       10,893          11,431              11,352
 1/31/1997     11,277       10,939          11,475              11,403
 2/28/1997     11,292       10,953          11,493              11,425
 3/31/1997     11,233       10,896          11,428              11,391
 4/30/1997     11,332       10,992          11,557              11,500
 5/31/1997     11,401       11,059          11,647              11,583
 6/30/1997     11,511       11,165          11,746              11,672
 7/31/1997     11,701       11,350          11,963              11,840
 8/31/1997     11,681       11,330          11,917              11,827
 9/30/1997     11,802       11,448          12,047              11,934
10/31/1997     11,934       11,576          12,187              12,046
11/30/1997     11,955       11,596          12,214              12,070
12/31/1997     12,045       11,684          12,313              12,159
 1/31/1998     12,220       11,854          12,474              12,299
 2/28/1998     12,192       11,826          12,461              12,297
 3/31/1998     12,171       11,806          12,500              12,339
 4/30/1998     12,219       11,852          12,559              12,398
 5/31/1998     12,298       11,929          12,646              12,472
 6/30/1998     12,388       12,016          12,731              12,543
 7/31/1998     12,404       12,032          12,780              12,597
 8/31/1998     12,603       12,224          13,021              12,790
 9/30/1998     12,963       12,574          13,325              13,023
10/31/1998     12,837       12,452          13,347              13,074
11/30/1998     12,797       12,413          13,306              13,045
12/31/1998     12,824       12,440          13,358              13,090
 1/31/1999     12,894       12,507          13,418              13,146
 2/28/1999     12,745       12,363          13,234              13,035
 3/31/1999     12,805       12,421          13,322              13,126
 4/30/1999     12,842       12,457          13,358              13,164
 5/31/1999     12,746       12,364          13,276              13,121
 6/30/1999     12,663       12,283          13,295              13,157
 7/31/1999     12,602       12,224          13,297              13,179
 8/31/1999     12,597       12,219          13,315              13,211
 9/30/1999     12,741       12,359          13,430              13,311
10/31/1999     12,765       12,382          13,456              13,341
11/30/1999     12,778       12,395          13,466              13,358
12/31/1999     12,737       12,355          13,423              13,346
 1/31/2000     12,682       12,302          13,378              13,320
 2/29/2000     12,795       12,411          13,489              13,420
 3/31/2000     12,954       12,565          13,643              13,527
 4/30/2000     12,912       12,525          13,637              13,544
 5/31/2000     12,919       12,531          13,674              13,589
 6/30/2000     13,104       12,710          13,891              13,767
 7/31/2000     13,169       12,774          13,983              13,857
 8/31/2000     13,307       12,908          14,140              13,983
 9/30/2000     13,410       13,007          14,264              14,104
10/31/2000     13,458       13,054          14,361              14,187
11/30/2000     13,641       13,232          14,572              14,351
12/31/2000     13,801       13,387          14,829              14,560
 1/31/2001     13,976       13,557          15,026              14,759
 2/28/2001     14,081       13,658          15,165              14,870
 3/31/2001     14,169       13,744          15,274              14,988
 4/30/2001     14,141       13,717          15,226              14,998
 5/31/2001     14,212       13,785          15,289              15,072
 6/30/2001     14,222       13,795          15,338              15,123
 7/31/2001     14,486       14,052          15,624              15,344
 8/31/2001     14,582       14,144          15,763              15,459
 9/30/2001     14,811       14,367          16,099              15,760
10/31/2001     15,033       14,582          16,351              15,949
11/30/2001     14,838       14,392          16,155              15,844
12/31/2001     14,747       14,305          16,077              15,819
 1/31/2002     14,825       14,380          16,147              15,869
 2/28/2002     14,972       14,523          16,280              15,972
 3/31/2002     14,756       14,314          16,035              15,806
 4/30/2002     15,026       14,576          16,335              16,043
 5/31/2002     15,129       14,675          16,449              16,133
 6/30/2002     15,280       14,822          16,654              16,302
 7/31/2002     15,498       15,033          16,968              16,555
 8/31/2002     15,650       15,181          17,162              16,672
 9/30/2002     15,791       15,317          17,457              16,874
10/31/2002     15,826       15,351          17,445              16,902
11/30/2002     15,753       15,281          17,307              16,809
12/31/2002     15,950       15,472          17,627              17,035
 1/31/2003     15,942       15,464          17,588              17,019
 2/28/2003     16,081       15,598          17,787              17,143
 3/31/2003     16,069       15,587          17,790              17,169
 4/30/2003     16,097       15,614          17,840              17,208
 5/31/2003     16,195       15,709          18,120              17,360
 6/30/2003     16,166       15,681          18,091              17,367
 7/31/2003     15,830       15,355          17,652              17,137
 8/31/2003     15,882       15,405          17,683              17,145
 9/30/2003     16,145       15,661          18,067              17,405
10/31/2003     16,032       15,551          17,889              17,289
11/30/2003     16,076       15,593          17,891              17,282
12/31/2003     16,188       15,703          18,030              17,403
 1/31/2004     16,258       15,770          18,128              17,465
 2/29/2004     16,383       15,892          18,301              17,595
 3/31/2004     16,445       15,952          18,428              17,684
 4/30/2004     16,149       15,665          18,016              17,403
 5/31/2004     16,096       15,613          17,958              17,366
 6/30/2004     16,157       15,672          18,004              17,385
 7/31/2004     16,248       15,760          18,134              17,478
 8/31/2004     16,452       15,959          18,404              17,667
 9/30/2004     16,447       15,954          18,411              17,659
10/31/2004     16,533       16,037          18,524              17,740
11/30/2004     16,459       15,965          18,351              17,613
12/31/2004     16,513       16,018          18,451              17,672
 1/31/2005     16,536       16,040          18,475              17,666
 2/28/2005     16,472       15,977          18,372              17,596
 3/31/2005     16,421       15,929          18,326              17,573



Average Annual Total Returns -- March 31, 2005


                                     6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value/1/                    -0.16%  -0.15%  4.86%    5.08%
With Maximum Sales Charge/2/          -3.15   -3.18   4.23     4.77

CLASS B (Inception 9/27/93)
Net Asset Value/1/                    -0.53   -0.87   4.16     4.39
With CDSC/5/                          -5.45   -5.71   3.81     4.39

CLASS C (Inception 12/30/94)
Net Asset Value/1/                    -0.62   -0.96   4.17     4.40
With CDSC/5/                          -1.60   -1.92   4.17     4.40

CLASS Y (Inception 3/31/94)/7/
Net Asset Value/1/                    -0.13   -0.07   5.21     5.45
---------------------------------------------------------------------

COMPARATIVE PERFORMANCE              6 MONTHS 1 YEAR 5 YEARS 10 YEARS
Lehman 1-5 Yr Gov't Bond Index/4/     -0.49%  -0.63%  5.37%    5.80%
Lehman Int. Gov't Bond Index/3/       -0.46   -0.55   6.08     6.24
Morningstar Short Gov't Fund Avg./6/  -0.13   -0.26   4.67     5.13

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                              % of
                           Net Assets
                             as of
FUND COMPOSITION            3/31/05
----------------------------------------
Treasuries                    50.8
----------------------------------------
Mortgage Related              33.5
----------------------------------------
Government Agencies           10.3
----------------------------------------
Asset Backed Securities        4.1
----------------------------------------
Short Term Investments         1.3
----------------------------------------

                              % of
                           Net Assets
                             as of
EFFECTIVE MATURITY          3/31/05
----------------------------------------
1 year or less                10.6
----------------------------------------
1-5 years                     73.7
----------------------------------------
5-10 years                    12.1
----------------------------------------
10+ years                      3.6
----------------------------------------
Average Effective Maturity     3.3 years
----------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/Includes the maximum sales charge of 3.00%.
/3/Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies, with maturities between one and ten years.
/4/Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between 1 and 5 years.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.
 Note: Lehman 1-5 Year Government Bond Index replaces the Lehman Intermediate Government Bond Index because IXIS Advisors believes it is more representative of the types of securities in which the fund can invest.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------

Symbols:

                                 Class A NEFMX
                                 Class B NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Capital gains are fully taxable.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Massachusetts Tax Free Income Fund outperformed its benchmark during the six months ended March 31, 2005, despite its relatively long maturity structure and the overall increase in interest rates during the period. However, the state as a whole was weaker than others in part because a large number of new issues diluted demand.

The fund provided a total return of 1.30% based on the net asset value of Class A shares and $0.30 in dividends reinvested during the six-month fiscal period. The fund's benchmark, Lehman Municipal Bond Index, returned 1.21%, while the average return on Morningstar's Muni Massachusetts category was 0.54% for the period. The fund's 30-day SEC yield at the end of March 2005 was 3.05%, equivalent to 4.96% adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

HIGHER EDUCATION AND HEALTHCARE BONDS CONTINUE TO BE BEST PERFORMING SECTORS As was true during the previous fiscal year, higher yields available in the healthcare and higher education sectors drove performance. For example, Massachusetts Development Finance Agency for Mount Holyoke College performed well because its high coupon and longer maturity structure were in demand. Massachusetts Health and Educational Facilities Authority for Nichols College also performed well, as investors bid up the price of this lower investment-grade issue.

ONE PRE-REFUNDED ISSUE CONTRIBUTED CAPITAL APPRECIATION
Massachusetts Bay Transportation Authority bonds were pre-refunded in March, increasing the price of the bonds and making them the best performing individual issue in the portfolio. When a bond is pre-refunded, the issuer refinances the existing, higher-coupon bond by issuing new bonds at lower interest rates. The proceeds of the older issue are invested in high-quality paper, usually U.S. Treasury securities. The bonds then mature at the older bond's first call date, when bondholders are paid off. While pre-refunding interrupts the fund's income stream, the bonds' quality ratings effectively rise, lifting their price.

HOLDINGS WITH SHORTER MATURITIES WERE WEAK
Two weaker issues both had shorter maturities. These were Massachusetts Health and Educational Facilities for Dana Farber Cancer Project bonds, which we sold, and Broward County Florida Resources Recovery for Wheelabrator South project. We took advantage of the fund's ability to invest a portion of assets out of state to capture some attractively valued, higher-yielding issues, including these Broward County bonds.

OUTLOOK IS FOR SUPPORT IN THE LONG END OF THE MUNICIPAL YIELD CURVE
During the past nine months, the Federal Reserve Board has pursued a policy of gradually raising the federal funds rate - the only rate over which the Fed has direct control. However, for most of that time, short-term rates rose while long rates remained relatively stable, narrowing the spread between the two rates to a point that seemed unsustainable. Recently, as investors became concerned about the inflationary implications of the rising price of oil and other commodities, long rates began to edge upward. Yield spreads began to widen across most bond market sectors.

We believe the Federal Reserve Board will continue to raise rates gradually during the balance of 2005. We also expect yields on long bonds to continue to move higher, though by a smaller amount. We view the widening of yield spreads that affected most bond market sectors in the past few months as a healthy correction, and our forecast for economic growth and credit quality remains positive. However, we expect the markets to move in modest fits and starts throughout the year. Generating the best returns will take hard work and attention to detail.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through March 31, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                 Net Asset      Maximum Sales      Lehman Municipal
                 Value (1)        Charge (2)         Bond Index (3)
                 ---------      -------------      ----------------
 3/31/1995        $10,000         $ 9,575             $10,000
 4/30/1995         10,016           9,590              10,012
 5/31/1995         10,333           9,893              10,331
 6/30/1995         10,172           9,740              10,241
 7/31/1995         10,244           9,808              10,338
 8/31/1995         10,365           9,925              10,469
 9/30/1995         10,437           9,993              10,535
10/31/1995         10,612          10,161              10,688
11/30/1995         10,820          10,360              10,866
12/31/1995         10,957          10,491              10,970
 1/31/1996         10,992          10,525              11,053
 2/29/1996         10,882          10,419              10,978
 3/31/1996         10,746          10,289              10,838
 4/30/1996         10,715          10,259              10,807
 5/31/1996         10,730          10,274              10,803
 6/30/1996         10,832          10,371              10,921
 7/31/1996         10,913          10,449              11,020
 8/31/1996         10,907          10,444              11,017
 9/30/1996         11,077          10,607              11,171
10/31/1996         11,194          10,718              11,298
11/30/1996         11,386          10,902              11,505
12/31/1996         11,311          10,830              11,456
 1/31/1997         11,332          10,850              11,478
 2/28/1997         11,440          10,954              11,583
 3/31/1997         11,311          10,830              11,429
 4/30/1997         11,403          10,918              11,524
 5/31/1997         11,565          11,073              11,698
 6/30/1997         11,685          11,188              11,822
 7/31/1997         12,018          11,507              12,150
 8/31/1997         11,906          11,400              12,036
 9/30/1997         12,064          11,552              12,179
10/31/1997         12,124          11,608              12,257
11/30/1997         12,196          11,678              12,329
12/31/1997         12,365          11,839              12,509
 1/31/1998         12,465          11,935              12,638
 2/28/1998         12,447          11,918              12,642
 3/31/1998         12,412          11,885              12,653
 4/30/1998         12,369          11,843              12,596
 5/31/1998         12,560          12,026              12,795
 6/30/1998         12,603          12,068              12,846
 7/31/1998         12,611          12,075              12,878
 8/31/1998         12,812          12,267              13,077
 9/30/1998         12,954          12,403              13,240
10/31/1998         12,901          12,352              13,240
11/30/1998         12,923          12,373              13,286
12/31/1998         12,972          12,420              13,320
 1/31/1999         13,121          12,563              13,478
 2/28/1999         13,061          12,505              13,419
 3/31/1999         13,045          12,490              13,438
 4/30/1999         13,084          12,528              13,471
 5/31/1999         12,999          12,446              13,393
 6/30/1999         12,787          12,244              13,201
 7/31/1999         12,832          12,286              13,249
 8/31/1999         12,650          12,112              13,142
 9/30/1999         12,612          12,076              13,148
10/31/1999         12,435          11,907              13,005
11/30/1999         12,544          12,011              13,144
12/31/1999         12,435          11,907              13,046
 1/31/2000         12,333          11,809              12,989
 2/29/2000         12,486          11,956              13,140
 3/31/2000         12,720          12,179              13,427
 4/30/2000         12,663          12,124              13,348
 5/31/2000         12,613          12,077              13,278
 6/30/2000         12,867          12,320              13,630
 7/31/2000         13,030          12,476              13,820
 8/31/2000         13,193          12,632              14,033
 9/30/2000         13,140          12,582              13,960
10/31/2000         13,247          12,684              14,112
11/30/2000         13,302          12,737              14,219
12/31/2000         13,586          13,008              14,570
 1/31/2001         13,633          13,054              14,714
 2/28/2001         13,681          13,099              14,761
 3/31/2001         13,677          13,096              14,893
 4/30/2001         13,536          12,961              14,732
 5/31/2001         13,667          13,086              14,891
 6/30/2001         13,764          13,179              14,990
 7/31/2001         13,973          13,380              15,212
 8/31/2001         14,236          13,631              15,463
 9/30/2001         14,156          13,555              15,411
10/31/2001         14,288          13,681              15,595
11/30/2001         14,182          13,580              15,463
12/31/2001         14,022          13,426              15,317
 1/31/2002         14,101          13,501              15,583
 2/28/2002         14,260          13,654              15,770
 3/31/2002         13,998          13,403              15,461
 4/30/2002         14,254          13,648              15,763
 5/31/2002         14,365          13,754              15,859
 6/30/2002         14,532          13,914              16,027
 7/31/2002         14,716          14,091              16,233
 8/31/2002         14,896          14,263              16,428
 9/30/2002         15,231          14,584              16,788
10/31/2002         14,954          14,318              16,510
11/30/2002         14,859          14,228              16,441
12/31/2002         15,157          14,512              16,788
 1/31/2003         15,125          14,482              16,745
 2/28/2003         15,362          14,709              16,980
 3/31/2003         15,376          14,723              16,990
 4/30/2003         15,474          14,817              17,102
 5/31/2003         15,871          15,196              17,502
 6/30/2003         15,799          15,128              17,428
 7/31/2003         15,114          14,471              16,818
 8/31/2003         15,212          14,565              16,944
 9/30/2003         15,624          14,960              17,442
10/31/2003         15,599          14,936              17,354
11/30/2003         15,772          15,102              17,535
12/31/2003         15,919          15,242              17,680
 1/31/2004         16,027          15,346              17,781
 2/29/2004         16,263          15,571              18,049
 3/31/2004         16,225          15,536              17,986
 4/30/2004         15,789          15,118              17,560
 5/31/2004         15,719          15,051              17,496
 6/30/2004         15,738          15,069              17,560
 7/31/2004         15,963          15,285              17,791
 8/31/2004         16,276          15,584              18,148
 9/30/2004         16,385          15,689              18,244
10/31/2004         16,533          15,830              18,401
11/30/2004         16,364          15,669              18,249
12/31/2004         16,582          15,877              18,472
 1/31/2005         16,781          16,067              18,645
 2/28/2005         16,712          16,002              18,583
 3/31/2005         16,610          15,905              18,465



Average Annual Total Returns -- March 31, 2005


                                    6 MONTHS 1 YEAR 5 YEARS/5/ 10 YEARS/5/
CLASS A (Inception 3/23/84)
Net Asset Value/1/                    1.30%   2.30%   5.48%       5.21%
With Maximum Sales Charge/2/         -3.03   -2.04    4.57        4.75

CLASS B (Inception 9/13/93)
Net Asset Value/1/                    0.98    1.62    4.78        4.52
With CDSC/4/                         -3.99   -3.32    4.45        4.52
--------------------------------------------------------------------------

COMPARATIVE PERFORMANCE             6 MONTHS 1 YEAR  5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/        1.21%   2.67%   6.58%       6.33%
Morningstar Muni Massachusetts Fund
  Avg./6/                             0.54    1.60    5.67        5.25

Yields as of March 31, 2005


                            CLASS A CLASS B
SEC 30-day Yield/7/          3.05%   2.43%
Taxable Equivalent Yield/8/  4.96    3.95

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                        % of
                     Net Assets
                       as of
CREDIT QUALITY        3/31/05
-------------------------------
Aaa                     35.2
-------------------------------
Aa                      28.9
-------------------------------
A                       19.6
-------------------------------
Baa                      9.6
-------------------------------
Not rated*               3.7
-------------------------------
Short term & other       3.0
-------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                                % of
                             Net Assets
                               as of
EFFECTIVE MATURITY            3/31/05
------------------------------------------
1 year or less                   2.4
------------------------------------------
1-5 years                        7.8
------------------------------------------
5-10 years                      77.4
------------------------------------------
10+ years                       12.4
------------------------------------------
Average Effective Maturity       7.9 years
------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.25%.
/3/Lehman Municipal Bond Index is an unmanaged index of municipal bonds. /4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%.
/5/Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFTX
                                 Class B NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum
Tax (AMT). Lower-rated bonds offer higher risks.

Management Discussion
--------------------------------------------------------------------------------

Yields on short-term bonds continued to move higher during the six months ended March 31, 2005, but yields are still at historical lows, and rising rates caused bond prices to decline, cutting into total returns. Higher-yielding bonds were the best performers.

Loomis Sayles Municipal Income Fund provided a total return of 1.15% based on the net asset value of Class A shares and $0.14 in dividends reinvested during the six months ended March 31, 2005. This was slightly below the 1.21% return on the broad-based Lehman Municipal Bond Index and slightly better than the 1.01% average return on the funds in Morningstar's Muni National Long category. The fund's 30-day SEC yield at the end of March 2005 was 3.23%, equivalent to 4.96% adjusted for the maximum federal income tax rate of 35.00%.

HIGHER-YIELDING BONDS PROVIDED PERFORMANCE ADVANTAGES
While bond prices as a whole tended to slide during the fiscal period, investors hungry for income continued to bid on lower-rated and unrated issues, supporting prices in these sectors. The fund's portfolio continues to feature industrial development bonds and resource recovery bonds because they offer a yield advantage over lower-yielding, higher-rated issues. The fund's best performing positions included bonds issued for Adventist Health System in Highlands County, Florida, and bonds issued for a school district in Greenville County, South Carolina - School District Building Equity Sooner Tomorrow. Both these issues benefited from their longer maturity structure as well as recent rating upgrades.

INCREASED SUPPLY DIMINISHED ATTRACTIVENESS OF SOME ISSUES
The fund's emphasis on municipal bonds issued in California and New York were positives, although not as much as we had expected. Both states came to market with sizable deals, increasing supply and diluting demand. Examples of weaker performing bonds included Endowment bonds issued for California Statewide Communities Development Authority, and New York City Municipal Water Finance Authority bonds. Environmental Improvement bonds issued for Louisiana's DeSoto Parish also underperformed, largely because they came to market in November when prices were at a high. Heavier issuance also diminished the attractiveness of the fund's Massachusetts bonds, although performance in this state was also impacted by the way in which the individual bonds were structured.

FUND MOVING GRADUALLY TO A LESS DEFENSIVE STRUCTURE
The weakest performers in the fund's portfolio were bonds with maturities in the four- to ten-year area of the yield curve. During the past 12 months, we had been shortening the fund's maturity structure as a defensive measure, in anticipation of higher interest rates, and this detracted from its results as longer-term rates remained relatively stable. However, the spread - or difference in yields - between long- and short-term rates had narrowed to a point where it seemed only a matter of time before long-term rates would follow short rates up. In addition, such inflationary pressures as the rising price of oil and other commodities recently seemed to undermine investors' comfort level with higher-yielding bonds.

Consequently, our strategy shifted as the quarter drew to a close. We began slowly extending the fund's maturity, seeking higher-yielding bonds to add to current income. We believe the Federal Reserve Board will do what it said it would do and raise rates gradually during the balance of 2005. We also expect yields on long bonds to continue to move higher, though by a smaller amount. We view the widening of yield spreads that affected most bond market sectors in the past few months as a healthy correction, and our forecast for economic growth and credit quality remains positive. However, we expect the markets to move in modest fits and starts throughout the year. Generating the best returns will take hard work and attention to detail.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through March 31, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                 March 31, 1995 through March 31, 2005

                   Net Asset     Maximum Sales      Lehman Municipal
                   Value (1)       Charge (2)        Bond Index (3)
                   ---------       ----------        --------------
 3/31/1995          $10,000         $ 9,550             $10,000
 4/30/1995          10,019            9,568              10,012
 5/31/1995          10,299            9,835              10,331
 6/30/1995          10,167            9,709              10,241
 7/31/1995          10,255            9,794              10,338
 8/31/1995          10,330            9,865              10,469
 9/30/1995          10,405            9,937              10,535
10/31/1995          10,551           10,076              10,688
11/30/1995          10,726           10,244              10,866
12/31/1995          10,809           10,322              10,970
 1/31/1996          10,894           10,404              11,053
 2/29/1996          10,829           10,342              10,978
 3/31/1996          10,705           10,224              10,838
 4/30/1996          10,682           10,201              10,807
 5/31/1996          10,673           10,193              10,803
 6/30/1996          10,795           10,309              10,921
 7/31/1996          10,874           10,384              11,020
 8/31/1996          10,865           10,376              11,017
 9/30/1996          11,048           10,550              11,171
10/31/1996          11,172           10,670              11,298
11/30/1996          11,342           10,832              11,505
12/31/1996          11,308           10,799              11,456
 1/31/1997          11,320           10,810              11,478
 2/28/1997          11,420           10,906              11,583
 3/31/1997          11,275           10,768              11,429
 4/30/1997          11,358           10,847              11,524
 5/31/1997          11,486           10,969              11,698
 6/30/1997          11,646           11,122              11,822
 7/31/1997          11,960           11,422              12,150
 8/31/1997          11,888           11,353              12,036
 9/30/1997          11,988           11,449              12,179
10/31/1997          12,072           11,529              12,257
11/30/1997          12,109           11,565              12,329
12/31/1997          12,277           11,724              12,509
 1/31/1998          12,429           11,870              12,638
 2/28/1998          12,466           11,905              12,642
 3/31/1998          12,485           11,923              12,653
 4/30/1998          12,426           11,867              12,596
 5/31/1998          12,560           11,995              12,795
 6/30/1998          12,613           12,045              12,846
 7/31/1998          12,635           12,066              12,878
 8/31/1998          12,803           12,226              13,077
 9/30/1998          12,906           12,325              13,240
10/31/1998          12,862           12,284              13,240
11/30/1998          12,916           12,335              13,286
12/31/1998          12,932           12,350              13,320
 1/31/1999          13,059           12,471              13,478
 2/28/1999          13,031           12,445              13,419
 3/31/1999          13,036           12,450              13,438
 4/30/1999          13,076           12,487              13,471
 5/31/1999          13,030           12,443              13,393
 6/30/1999          12,881           12,302              13,201
 7/31/1999          12,920           12,338              13,249
 8/31/1999          12,788           12,213              13,142
 9/30/1999          12,793           12,217              13,148
10/31/1999          12,608           12,040              13,005
11/30/1999          12,726           12,154              13,144
12/31/1999          12,575           12,009              13,046
 1/31/2000          12,508           11,945              12,989
 2/29/2000          12,647           12,078              13,140
 3/31/2000          12,842           12,264              13,427
 4/30/2000          12,771           12,196              13,348
 5/31/2000          12,735           12,162              13,278
 6/30/2000          12,968           12,385              13,630
 7/31/2000          13,112           12,522              13,820
 8/31/2000          13,293           12,695              14,033
 9/30/2000          13,257           12,661              13,960
10/31/2000          13,366           12,765              14,112
11/30/2000          13,457           12,851              14,219
12/31/2000          13,679           13,063              14,570
 1/31/2001          13,775           13,155              14,714
 2/28/2001          13,797           13,176              14,761
 3/31/2001          13,910           13,284              14,893
 4/30/2001          13,761           13,142              14,732
 5/31/2001          13,892           13,267              14,891
 6/30/2001          14,003           13,373              14,990
 7/31/2001          14,248           13,607              15,212
 8/31/2001          14,475           13,823              15,463
 9/30/2001          14,226           13,585              15,411
10/31/2001          14,418           13,769              15,595
11/30/2001          14,262           13,620              15,463
12/31/2001          14,088           13,454              15,317
 1/31/2002          14,319           13,675              15,583
 2/28/2002          14,512           13,859              15,770
 3/31/2002          14,274           13,632              15,461
 4/30/2002          14,508           13,856              15,763
 5/31/2002          14,582           13,926              15,859
 6/30/2002          14,718           14,056              16,027
 7/31/2002          14,812           14,146              16,233
 8/31/2002          14,928           14,256              16,428
 9/30/2002          15,167           14,484              16,788
10/31/2002          14,781           14,116              16,510
11/30/2002          14,758           14,094              16,441
12/31/2002          15,118           14,437              16,788
 1/31/2003          14,929           14,257              16,745
 2/28/2003          15,148           14,467              16,980
 3/31/2003          15,141           14,459              16,990
 4/30/2003          15,275           14,588              17,102
 5/31/2003          15,656           14,951              17,502
 6/30/2003          15,623           14,920              17,428
 7/31/2003          14,945           14,272              16,818
 8/31/2003          15,102           14,422              16,944
 9/30/2003          15,553           14,853              17,442
10/31/2003          15,480           14,784              17,354
11/30/2003          15,680           14,974              17,535
12/31/2003          15,818           15,106              17,680
 1/31/2004          15,914           15,198              17,781
 2/29/2004          16,161           15,434              18,049
 3/31/2004          16,150           15,423              17,986
 4/30/2004          15,753           15,044              17,560
 5/31/2004          15,718           15,011              17,496
 6/30/2004          15,727           15,020              17,560
 7/31/2004          15,930           15,213              17,791
 8/31/2004          16,219           15,489              18,148
 9/30/2004          16,313           15,579              18,244
10/31/2004          16,450           15,709              18,401
11/30/2004          16,303           15,570              18,249
12/31/2004          16,507           15,764              18,472
 1/31/2005          16,687           15,936              18,645
 2/28/2005          16,605           15,858              18,583
 3/31/2005          16,496           15,745              18,465



Average Annual Total Returns -- March 31, 2005


                                            6 MONTHS 1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 5/9/77)
Net Asset Value/1/                            1.15%   2.17%  5.14%    5.13%
With Maximum Sales Charge/2/                 -3.38   -2.49   4.18     4.64

CLASS B (Inception 9/13/93)
Net Asset Value/1/                            0.77    1.54   4.38     4.37
With CDSC/4/                                 -4.19   -3.39   4.05     4.37
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                     6 MONTHS 1 YEAR 5 YEARS 10 YEARS
Lehman Municipal Bond Index/3/                1.21%   2.67%  6.58%    6.33%
Morningstar Muni National Long Fund Avg./5/   1.01    2.14   5.72     5.35

Yields as of March 31, 2005


                            CLASS A CLASS B
SEC 30-day Yield/6/          3.23%   2.63%
Taxable Equivalent Yield/7/  4.96    4.04

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                        % of
                     Net Assets
                       as of
CREDIT QUALITY        3/31/05
-------------------------------
Aaa                     37.8
-------------------------------
Aa                      11.3
-------------------------------
A                       20.4
-------------------------------
Baa                     15.4
-------------------------------
Not rated*              12.2
-------------------------------
Short term & other       2.9
-------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                                % of
                             Net Assets
                               as of
EFFECTIVE MATURITY            3/31/05
------------------------------------------
1 year or less                   6.7
------------------------------------------
1-5 years                        9.4
------------------------------------------
5-10 years                      76.3
------------------------------------------
10+ years                        7.6
------------------------------------------
Average Effective Maturity       7.7 years
------------------------------------------

Notes to Charts
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Municipal Bond Index is an unmanaged index of municipal bonds. /4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%.
/5/Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/7/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFZX
                                 Class B NEZBX
                                 Class C NECZX
                                 Class Y NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Bolstered by high-yield issues and non-U.S.-dollar investments, Loomis Sayles Strategic Income Fund delivered healthy results over the first half of its fiscal year. The fund's total return was 5.70% for the six months ended March 31, 2005, based on the net asset value of Class A shares and $0.41 in reinvested dividends. These results were substantially better than the fund's benchmark, the Lehman Aggregate Bond Index, which returned 0.47% for the period, and Morningstar's Multisector Bond category, which had an average return of 2.97%. The fund has more flexibility than the benchmark in pursuit of returns. The fund's 30-day SEC yield at the end of March was 4.79%.

PERFORMANCE FUELED BY HIGH-YIELD BONDS, OVERSEAS HOLDINGS AND PREFERREDS
The continued expansion of the U.S. economy helped increase earnings and strengthen balance sheets among high-yield issuers. Shrinking default rates also encouraged investors to bulk up on lower-rated issues. Performance for the sector was especially strong during the closing quarter of 2004, but higher interest rates led to some slippage early in 2005.

Holdings denominated in other currencies benefited from weakness in the U.S. dollar, despite the dollar's first-quarter rally. As global demand increased, export strength in oil and other raw materials boosted the fund's Canadian holdings. Canadian securities accounted for about 17% of the fund's total net assets at the end of the period, much of it in bonds of the provinces. World appetite for natural resources also helped performance of Latin American bonds, with Brazil-based issues the primary contributors. And although exposure was small, the portfolio's allocation to preferred issues made a solid contribution.

CAPITAL SPENDING AND RESOURCE-RICH ISSUES WERE STRONG
After several quarters of hesitation, the ongoing economic recovery spurred capital spending by U.S. corporations. Portfolio sectors that performed well included packaging, construction machinery and aerospace. Bonds denominated in the currency of resource-rich New Zealand also contributed to performance.

Cia Vale Do Rio, a Brazilian mining company, rode waves of demand and higher prices for industrial raw materials. The company added copper to the list of metals it mines; copper has been in short supply, while rapid expansion in China and India has been pushing prices upward. In energy, our equity stake in Chesapeake Energy moved higher, as the company took steps to expand their natural gas producing properties.

TREASURY ISSUES, COMMUNICATIONS AND PHARMACEUTICALS DISAPPOINTED
The weakest markets during this period were U.S. Treasury and agency bonds, particularly those with shorter maturities. Although the shorter-term government securities in the portfolio held the fund back, it was underweight in these securities relative to the benchmark, which minimized their effect. However, after Federal Reserve Board Chairman Alan Greenspan described persistently low long-term rates as a "conundrum," rates on longer-term issues also rose and prices fell. Regulatory and political scrutiny pressured agency bonds, including those of mortgage giant Fannie Mae. Among corporate sectors, we sold the stock of Covad Communications, a California-based provider of data and voice services, in anticipation of a possible downward earnings revision. Bonds of drug manufacturer Elan Plc also fell. Elan was forced to recall one of its more profitable drugs when a link was suggested between the medication and respiratory disease.

FUND BECOMING MORE DEFENSIVE AS RATES MOVE HIGHER
We have reduced the portfolio's sensitivity to domestic rates because we believe the Fed will raise rates further in 2005. Higher rates may also make the dollar more attractive, although we think meaningful dollar strengthening is unlikely while the current huge federal budget and trade deficits persist. We are retaining the fund's significant exposure to high-yield issues, based on our belief that the domestic economy will continue to grow. And with little chance that demand for their natural resources will diminish, we think selected issues in both Canada and New Zealand will continue to perform well.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                May 1, 1995 (inception) through March 31, 2005

                                                                Lehman
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value (1)     Charge (2)     Bond Index (3)       Index (4)
             ---------   -------------   ----------------   ---------------
 5/01/1995    $10,000      $ 9,550         $10,000             $10,000
 5/31/1995     10,014        9,563          10,000              10,000
 6/30/1995     10,017        9,566          10,073              10,073
 7/31/1995     10,096        9,642          10,051              10,058
 8/31/1995     10,192        9,733          10,172              10,176
 9/30/1995     10,410        9,942          10,271              10,280
10/31/1995     10,354        9,888          10,405              10,407
11/30/1995     10,647       10,168          10,561              10,564
12/31/1995     11,038       10,541          10,709              10,724
 1/31/1996     11,302       10,793          10,780              10,817
 2/29/1996     10,994       10,499          10,593              10,630
 3/31/1996     11,072       10,574          10,519              10,564
 4/30/1996     11,056       10,558          10,460              10,521
 5/31/1996     11,231       10,726          10,438              10,506
 6/30/1996     11,382       10,870          10,579              10,647
 7/31/1996     11,359       10,848          10,608              10,677
 8/31/1996     11,568       11,048          10,590              10,674
 9/30/1996     11,973       11,434          10,774              10,869
10/31/1996     12,315       11,761          11,013              11,095
11/30/1996     12,815       12,239          11,202              11,292
12/31/1996     12,637       12,069          11,098              11,201
 1/31/1997     12,674       12,104          11,132              11,249
 2/28/1997     12,874       12,295          11,159              11,289
 3/31/1997     12,734       12,161          11,036              11,157
 4/30/1997     12,815       12,239          11,201              11,326
 5/31/1997     13,091       12,502          11,307              11,446
 6/30/1997     13,388       12,786          11,441              11,585
 7/31/1997     13,990       13,361          11,749              11,902
 8/31/1997     13,630       13,016          11,649              11,804
 9/30/1997     14,111       13,476          11,821              11,986
10/31/1997     13,814       13,193          11,992              12,100
11/30/1997     13,889       13,264          12,048              12,166
12/31/1997     13,818       13,196          12,169              12,296
 1/31/1998     14,043       13,411          12,325              12,450
 2/28/1998     14,300       13,657          12,316              12,460
 3/31/1998     14,606       13,949          12,358              12,517
 4/30/1998     14,611       13,953          12,423              12,581
 5/31/1998     14,373       13,726          12,541              12,672
 6/30/1998     14,144       13,508          12,647              12,755
 7/31/1998     13,967       13,339          12,674              12,786
 8/31/1998     12,252       11,701          12,880              12,785
 9/30/1998     12,649       12,080          13,182              13,088
10/31/1998     12,786       12,210          13,112              13,034
11/30/1998     13,644       13,030          13,186              13,164
12/31/1998     13,581       12,970          13,226              13,194
 1/31/1999     13,816       13,194          13,320              13,282
 2/28/1999     13,618       13,005          13,088              13,071
 3/31/1999     14,337       13,692          13,160              13,171
 4/30/1999     15,256       14,570          13,202              13,249
 5/31/1999     14,783       14,118          13,086              13,115
 6/30/1999     14,826       14,159          13,045              13,092
 7/31/1999     14,534       13,880          12,989              13,039
 8/31/1999     14,352       13,707          12,983              13,024
 9/30/1999     14,444       13,794          13,133              13,165
10/31/1999     14,566       13,910          13,182              13,220
11/30/1999     14,829       14,162          13,181              13,242
12/31/1999     15,233       14,547          13,117              13,216
 1/31/2000     15,091       14,412          13,074              13,172
 2/29/2000     15,686       14,980          13,232              13,339
 3/31/2000     15,844       15,131          13,407              13,495
 4/30/2000     15,391       14,698          13,368              13,452
 5/31/2000     14,894       14,223          13,362              13,428
 6/30/2000     15,461       14,765          13,640              13,717
 7/31/2000     15,597       14,895          13,764              13,850
 8/31/2000     15,940       15,223          13,964              14,052
 9/30/2000     15,520       14,821          14,051              14,123
10/31/2000     14,888       14,218          14,144              14,180
11/30/2000     14,810       14,144          14,376              14,371
12/31/2000     15,336       14,646          14,642              14,646
 1/31/2001     15,824       15,112          14,882              14,933
 2/28/2001     15,800       15,089          15,011              15,058
 3/31/2001     15,203       14,519          15,087              15,109
 4/30/2001     14,955       14,282          15,024              15,042
 5/31/2001     15,289       14,601          15,115              15,150
 6/30/2001     15,247       14,561          15,172              15,193
 7/31/2001     15,258       14,571          15,511              15,492
 8/31/2001     15,595       14,893          15,689              15,685
 9/30/2001     14,822       14,155          15,872              15,798
10/31/2001     15,171       14,489          16,204              16,116
11/30/2001     15,387       14,695          15,980              15,927
12/31/2001     15,316       14,627          15,879              15,832
 1/31/2002     15,491       14,794          16,007              15,965
 2/28/2002     15,677       14,971          16,162              16,114
 3/31/2002     15,857       15,143          15,894              15,881
 4/30/2002     16,241       15,510          16,202              16,184
 5/31/2002     16,585       15,839          16,339              16,306
 6/30/2002     16,321       15,587          16,481              16,365
 7/31/2002     15,934       15,217          16,680              16,504
 8/31/2002     16,381       15,643          16,961              16,808
 9/30/2002     16,159       15,432          17,236              17,049
10/31/2002     16,481       15,739          17,157              16,990
11/30/2002     17,097       16,328          17,153              17,036
12/31/2002     17,689       16,893          17,507              17,389
 1/31/2003     18,186       17,368          17,522              17,436
 2/28/2003     18,677       17,837          17,765              17,684
 3/31/2003     18,858       18,010          17,751              17,701
 4/30/2003     19,941       19,043          17,897              17,910
 5/31/2003     20,938       19,996          18,231              18,252
 6/30/2003     21,202       20,247          18,195              18,248
 7/31/2003     20,625       19,697          17,583              17,661
 8/31/2003     20,862       19,923          17,700              17,787
 9/30/2003     21,882       20,898          18,168              18,262
10/31/2003     22,377       21,370          17,999              18,131
11/30/2003     22,999       21,964          18,042              18,194
12/31/2003     23,852       22,779          18,226              18,401
 1/31/2004     24,277       23,184          18,372              18,560
 2/29/2004     24,260       23,168          18,571              18,743
 3/31/2004     24,577       23,471          18,710              18,892
 4/30/2004     23,557       22,497          18,223              18,409
 5/31/2004     23,164       22,122          18,150              18,316
 6/30/2004     23,604       22,542          18,253              18,432
 7/31/2004     23,833       22,761          18,434              18,628
 8/31/2004     24,567       23,462          18,786              18,997
 9/30/2004     25,211       24,076          18,837              19,071
10/31/2004     25,808       24,647          18,995              19,245
11/30/2004     26,428       25,239          18,843              19,126
12/31/2004     26,938       25,726          19,016              19,316
 1/31/2005     26,741       25,538          19,136              19,427
 2/28/2005     27,092       25,872          19,023              19,347
 3/31/2005     26,632       25,432          18,925              19,206


Average Annual Total Returns -- March 31, 2005


                                                                     SINCE
                                    6 MONTHS 1 YEAR/7/ 5 YEARS/7/ INCEPTION/7/
CLASS A (Inception 5/1/95)
Net Asset Value/1/                    5.70%    8.41%     10.95%      10.38%
With Maximum Sales Charge/2/          0.94     3.55       9.93        9.87

CLASS B (Inception 5/1/95)
Net Asset Value/1/                    5.31     7.53      10.10        9.53
With CDSC/5/                          0.31     2.53       9.82        9.53

CLASS C (Inception 5/1/95)
Net Asset Value/1/                    5.30     7.61      10.12        9.52
With CDSC/5/                          4.30     6.61      10.12        9.52

CLASS Y (Inception 12/1/99)
Net Asset Value/1/                    5.76     8.64      11.31       11.95
-------------------------------------------------------------------------------------------

                                                                     SINCE        SINCE
                                                                  CLASS A,B,C    CLASS Y
COMPARATIVE PERFORMANCE             6 MONTHS  1 YEAR    5 YEARS   INCEPTION/8/ INCEPTION/8/
Lehman Aggregate Bond Index/3/        0.47%    1.15%      7.14%       6.70%       7.23%
Lehman U.S. Universal Bond Index/4/   0.71     1.66       7.31        6.86        7.38
Morningstar Multisector Bond Fund
  Avg./6/                             2.97     4.69       6.94        6.60        6.61

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                        % of
                     Net Assets
                       as of
CREDIT QUALITY        3/31/05
-------------------------------
Aaa                     36.4
-------------------------------
Aa                      12.1
-------------------------------
A                        0.6
-------------------------------
Baa                      3.0
-------------------------------
Ba                       8.9
-------------------------------
B                       15.1
-------------------------------
Caa                      7.9
-------------------------------
Ca                       0.9
-------------------------------
Not rated*              11.3
-------------------------------
Short term & other       3.8
-------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                                % of
                             Net Assets
                               as of
EFFECTIVE MATURITY            3/31/05
------------------------------------------
1 year or less                   4.1
------------------------------------------
1-5 years                       50.2
------------------------------------------
5-10 years                      21.9
------------------------------------------
10+ years                       23.8
------------------------------------------
Average Effective Maturity       8.4 years
------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Indexes, among other indexes.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Multisector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class A, B and C from 5/31/95; Class Y from 12/31/99.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUNDS' EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2004 through March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                10/1/04               3/31/05             10/1/04 - 3/31/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,006.30                  $5.75
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,019.20                  $5.79
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,002.20                  $9.48
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,015.46                  $9.55
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,002.30                  $9.49
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,015.46                  $9.55
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,007.60                  $4.50
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,020.44                  $4.53

*Expenses are equal to the fund's annualized expense ratio (after advisory fee waiver): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   10/1/04               3/31/05             10/1/04 - 3/31/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,052.50                   $7.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,017.15                   $7.85
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,046.40                  $11.79
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,013.41                  $11.60
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,046.40                  $11.79
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,013.41                  $11.60

*Expenses are equal to the fund's annualized expense ratio: 1.56%, 2.31%, and 2.31% for Class A, B, and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      10/1/04               3/31/05             10/1/04 - 3/31/05
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                 $998.40                   $6.21
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000               $1,018.72                   $6.27
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                 $994.70                   $9.93
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000               $1,014.98                  $10.03
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                 $993.80                   $9.92
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000               $1,014.98                  $10.03
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                 $998.70                   $6.01
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000               $1,018.92                   $6.07

*Expenses are equal to the fund's annualized expense ratio: 1.25%, 2.00%, 2.00% and 1.21% for Class A, B, C and Y (after transfer agent fee waiver), respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES


LOOMIS SAYLES MASSACHUSETTS TAX FREE     BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 INCOME FUND                                     10/1/04               3/31/05             10/1/04 - 3/31/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,013.00                   $6.28
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,018.69                   $6.30
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,009.80                  $10.03
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,014.96                  $10.05

*Expenses are equal to the fund's annualized expense ratio: 1.25% and 2.00% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND              10/1/04               3/31/05             10/1/04 - 3/31/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,011.50                  $5.58
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,019.38                  $5.60
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,007.70                  $9.32
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,015.64                  $9.36

*Expenses are equal to the fund's annualized expense ratio: 1.11% and 1.86% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              10/1/04               3/31/05             10/1/04 - 3/31/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,057.00                  $5.62
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,019.47                  $5.52
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,053.10                  $9.45
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,015.73                  $9.28
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,053.00                  $9.45
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,015.73                  $9.28
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000               $1,057.60                  $4.50
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000               $1,020.56                  $4.41

*Expenses are equal to the fund's annualized expense ratio: 1.10%, 1.85%, 1.85% and 0.88% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

         LOOMIS SAYLES CORE PLUS BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                         Value (a)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 98.1% of Total Net Assets
              Aerospace & Defense -- 0.6%
$   1,400,000 Northrop Grumman Corp., Note
              7.125%, 2/15/2011                                                $     1,561,260
                                                                               ---------------
              Asset Backed Securities -- 7.8%
    2,000,000 American Express Credit Account Master Trust, Series 2003-4,
              Class A
              1.690%, 1/15/2009                                                      1,948,404
      690,000 AmeriCredit Automobile Receivables Trust, Series 2003-D-M,
              Class A-4
              2.840%, 8/06/2010                                                        676,941
    3,755,000 BMW Vehicle Owner Trust, Series 2004-A, Class A4
              3.320%, 2/25/2009                                                      3,691,535
    3,675,000 Citibank Credit Card Issuance Trust, Series 2003-A2, Class A2
              2.700%, 1/15/2008                                                      3,648,176
      273,746 Connecticut RRB Special Purpose Trust Connecticut Light & Power,
              Series 2001-1, Class A2
              5.360%, 3/30/2007                                                        273,746
    3,430,000 Countrywide Asset-Backed Certificates, Series 2003-5, Class AF 4
              4.905%, 8/25/2032                                                      3,440,452
      790,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2
              3.872%, 3/25/2020                                                        779,816
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3
              4.615%, 2/25/2035                                                      1,074,483
    1,730,000 Ford Credit Auto Owner Trust, Series 2004-A, Class A4
              3.540%, 11/15/2008                                                     1,703,225
    1,850,000 Residential Asset Securities Corp., Series 2003-KS10, Class AI4
              4.470%, 3/25/2032                                                      1,853,398
    1,000,000 WFS Financial Owner Trust, Series 2004-4, Class A3
              2.980%, 9/17/2009                                                        984,176
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4
              3.440%, 5/17/2012                                                        503,284
                                                                               ---------------
                                                                                    20,577,636
                                                                               ---------------
              Automotive -- 2.8%
    1,510,000 Ford Motor Credit Co., Global Note
              5.625%, 10/01/2008(c)                                                  1,447,039
      715,000 General Motors Acceptance Corp., Note
              8.000%, 11/01/2031                                                       622,653
    2,630,000 General Motors Corp., Senior Note
              8.375%, 7/15/2033(c)                                                   2,250,575
    2,880,000 Navistar International Corp., Senior Subordinated Note
              9.375%, 6/01/2006                                                      3,002,400
                                                                               ---------------
                                                                                     7,322,667
                                                                               ---------------
              Banking -- 1.3%
    1,400,000 Chevy Chase Bank FSB, Subordinated Note
              6.875%, 12/01/2013                                                     1,449,000
      715,000 JPMorgan Chase & Co., Global Subordinated Note
              5.750%, 1/02/2013                                                        743,011
    1,200,000 State Street Institutional Capital A, Series A, Guaranteed
              Note, 144A
              7.940%, 12/30/2026                                                     1,287,506
                                                                               ---------------
                                                                                     3,479,517
                                                                               ---------------
              Beverage -- 1.4%
    3,125,000 Cia Brasileira de Bebidas, Guaranteed Note
              8.750%, 9/15/2013                                                      3,578,125
                                                                               ---------------
              Brokerage -- 1.8%
      675,000 Goldman Sachs Group, Inc., Senior Note
              6.600%, 1/15/2012                                                        730,446

  Principal
   Amount     Description                                             Value (a)
----------------------------------------------------------------------------------
              Brokerage -- continued
$   3,815,000 Lehman Brothers Holdings, Inc., Note
              7.000%, 2/01/2008                                    $     4,070,697
                                                                   ---------------
                                                                         4,801,143
                                                                   ---------------
              Chemicals -- 2.6%
      475,000 Eastman Chemical Co., Note
              3.250%, 6/15/2008                                            455,118
    2,930,000 Eastman Chemical Co., Note
              6.300%, 11/15/2018                                         3,129,099
    1,470,000 ICI Wilmington, Inc., Guaranteed Note
              5.625%, 12/01/2013                                         1,489,470
    1,665,000 Lubrizol Corp.
              6.500%, 10/01/2034                                         1,739,196
                                                                   ---------------
                                                                         6,812,883
                                                                   ---------------
              Construction Machinery -- 0.6%
    1,600,000 Case New Holland, Inc., Senior Note, 144A
              9.250%, 8/01/2011                                          1,704,000
                                                                   ---------------
              Consumer Products -- 0.8%
      865,000 Church & Dwight Co Inc., 144A
              6.000%, 12/15/2012                                           843,375
    1,375,000 Jostens IH Corp., Senior Subordinated Note
              7.625%, 10/01/2012                                         1,361,250
                                                                   ---------------
                                                                         2,204,625
                                                                   ---------------
              Electric -- 3.9%
    1,455,000 Duke Energy Corp., Senior Note
              4.200%, 10/01/2008                                         1,437,304
    2,030,000 Empresa Nacional de Electricidad SA, Chile, Note
              8.350%, 8/01/2013                                          2,275,660
    1,325,000 Enersis SA, Chile, Note
              7.375%, 1/15/2014                                          1,379,337
    2,150,000 FirstEnergy Corp., Note, Series B
              6.450%, 11/15/2011                                         2,268,347
    1,325,000 Ipalco Enterprises, Inc., Senior Secured Note
              8.375%, 11/14/2008                                         1,444,250
    1,450,000 Southern California Edison Co., Note
              7.625%, 1/15/2010                                          1,622,166
                                                                   ---------------
                                                                        10,427,064
                                                                   ---------------
              Food and Beverage -- 0.4%
      788,000 Dean Foods Co., Senior Note
              6.900%, 10/15/2017                                           791,940
      150,000 Del Monte Corp., Senior Subordinated Note, 144A
              6.750%, 2/15/2015                                            146,250
                                                                   ---------------
                                                                           938,190
                                                                   ---------------
              Foreign Local Governments -- 2.7%
    3,000,000 Pemex Finance, Ltd., Series 1998, Class 18NT
              9.150%, 11/15/2018                                         3,559,710
    3,265,000 Pemex Project Funding Master Trust, Note
              7.875%, 2/01/2009                                          3,529,465
                                                                   ---------------
                                                                         7,089,175
                                                                   ---------------
              Gaming -- 0.3%
      450,000 Harrah's Operating Co., Inc., Guaranteed Senior Note
              7.500%, 1/15/2009                                            489,464
      185,000 Harrah's Operating Co., Inc., Senior Note
              7.125%, 6/01/2007                                            194,388
                                                                   ---------------
                                                                           683,852
                                                                   ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                   Value (a)
------------------------------------------------------------------------
              Government Agencies -- 7.9%
$  10,400,000 FHLMC
              2.875%, 12/15/2006(d)                      $    10,222,722
    2,750,000 FHLMC
              3.220%, 6/20/2007 (SGD)                          1,694,241
  140,000,000 FNMA
              1.750%, 3/26/2008                                1,362,824
    6,600,000 FNMA
              2.290%, 2/19/2009 (SGD)                          3,929,927
    3,710,000 FNMA
              5.250%, 1/15/2009                                3,823,760
                                                         ---------------
                                                              21,033,474
                                                         ---------------
              Healthcare -- 1.1%
    1,925,000 HCA, Inc., Note
              6.950%, 5/01/2012                                1,998,065
      860,000 Wellpoint Inc., 144A
              3.750%, 12/14/2007                                 844,025
                                                         ---------------
                                                               2,842,090
                                                         ---------------
              Home Construction -- 0.8%
      595,000 D.R. Horton Inc.
              5.625%, 9/15/2014                                  564,845
      300,000 D.R. Horton Inc.
              6.125%, 1/15/2014                                  297,441
    1,315,000 Pulte Homes, Inc., Senior Note
              4.875%, 7/15/2009                                1,297,338
                                                         ---------------
                                                               2,159,624
                                                         ---------------
              Independent Energy -- 0.7%
      480,000 Chesapeake Energy Corp., Senior Note, 144A
              6.375%, 6/15/2015                                  474,000
    1,295,000 Pioneer Natural Resources Co., Senior Note
              6.500%, 1/15/2008                                1,356,238
                                                         ---------------
                                                               1,830,238
                                                         ---------------
              Industrial Other -- 1.1%
    2,865,000 Aramark Services, Inc., Guaranteed Note
              7.000%, 7/15/2006                                2,950,300
                                                         ---------------
              Insurance -- 0.7%
    1,725,000 Axis Capital Holdings
              5.750%, 12/01/2014                               1,747,032
                                                         ---------------
              Media -- Broadcasting & Publishing -- 0.6%
    1,290,000 Time Warner, Inc., Note
              7.700%, 5/01/2032                                1,531,479
                                                         ---------------
              Media Cable -- 4.4%
      620,000 Cox Communications Inc., 144A
              5.450%, 12/15/2014                                 603,575
    2,000,000 CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                2,080,000
      515,000 CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                  545,900
    1,540,000 Rogers Cable, Inc., Series
              6.750%, 3/15/2015                                1,516,900
    4,000,000 Shaw Communications, Inc., Senior Note
              7.400%, 10/17/2007 (CAD)                         3,545,988
    2,785,000 TeleCommunications, Inc., Note
              9.800%, 2/01/2012                                3,490,833
                                                         ---------------
                                                              11,783,196
                                                         ---------------

  Principal
   Amount        Description                                        Value (a)
--------------------------------------------------------------------------------
                 Media Non Cable -- 0.5%
$   1,435,000    Clear Channel Communications, Inc., Global Note
                 4.250%, 5/15/2009                               $     1,381,150
                                                                 ---------------
                 Metals and Mining -- 0.6%
    1,500,000    International Steel Group, Inc., Note
                 6.500%, 4/15/2014                                     1,530,000
                                                                 ---------------
                 Mortgage Related -- 23.2%
    2,839,419    FHLMC
                 4.000%, 7/01/2019                                     2,718,873
    8,196,334    FHLMC
                 4.500%, with various maturities to 2034(e)            7,950,512
    9,863,373    FHLMC
                 5.000%, with various maturities to 2034(e)            9,738,261
    2,423,059    FHLMC
                 5.500%, with various maturities to 2018(e)            2,475,603
    9,001,030    FNMA
                 5.000%, with various maturities to 2034(e)            8,852,471
    8,160,436    FNMA
                 5.500%, with various maturities to 2034(e)            8,224,367
    3,110,314    FNMA
                 6.000%, with various maturities to 2034(e)            3,196,879
    5,368,893    FNMA
                 6.500%, with various maturities to 2034(e)            5,577,016
      563,501    FNMA
                 7.000%, with various maturities to 2030(e)              594,652
      597,813    FNMA
                 7.500%, with various maturities to 2032(e)              639,824
    5,455,000    FNMA (TBA)
                 4.000%, 4/01/2020                                     5,221,461
    1,752,376    GNMA
                 5.500%, 2/20/2034                                     1,767,701
      698,947    GNMA
                 6.000%, 1/15/2029                                       720,157
    2,026,613    GNMA
                 6.500%, with various maturities to 2032(e)            2,119,760
      907,952    GNMA
                 7.000%, with various maturities to 2029(e)              962,528
      245,609    GNMA
                 7.500%, with various maturities to 2030(e)              264,138
      120,065    GNMA
                 8.000%, 11/15/2029                                      129,463
      280,751    GNMA
                 8.500%, with various maturities to 2023(e)              307,879
       29,539    GNMA
                 9.000%, with various maturities to 2016(e)               32,197
       81,081    GNMA
                 11.500%, with various maturities to 2015(e)              90,485
                                                                 ---------------
                                                                      61,584,227
                                                                 ---------------
                 Non - Captive Consumer Financial -- 1.4%
    1,305,000    Capital One Bank
                 6.500%, 6/13/2013                                     1,401,329
    1,380,000    Countrywide Home Loans, Inc., Note, (MTN)
                 5.500%, 8/01/2006                                     1,403,043
      982,000    Household Finance Corp., Note
                 5.750%, 1/30/2007                                     1,007,916
                                                                 ---------------
                                                                       3,812,288
                                                                 ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                 Value (a)
--------------------------------------------------------------------------------------
              Non - Captive Diversified Financial -- 0.5%
$     500,000 General Electric Capital Corp., Series E, Note, (MTN)
              1.725%, 6/27/2008 (SGD)                                  $       294,062
    1,080,000 International Lease Finance Corp., Global Note
              5.625%, 6/01/2007                                              1,108,246
                                                                       ---------------
                                                                             1,402,308
                                                                       ---------------
              Oil & Gas -- 0.7%
    1,750,000 Transocean Sedco Forex, Inc., Note
              6.625%, 4/15/2011                                              1,911,068
                                                                       ---------------
              Paper -- 3.7%
    3,165,000 Abitibi-Consolidated Finance, LP, Note
              7.875%, 8/01/2009                                              3,157,087
    1,495,000 Abitibi-Consolidated, Inc., Note
              8.550%, 8/01/2010                                              1,517,425
    1,200,000 Georgia-Pacific Corp., Note
              7.375%, 12/01/2025                                             1,254,000
      755,000 Georgia-Pacific Corp., Note
              7.750%, 11/15/2029                                               822,950
      480,000 Georgia-Pacific Corp., Note
              8.875%, 5/15/2031                                                578,400
    2,705,000 International Paper Co., Note
              4.000%, 4/01/2010                                              2,601,842
                                                                       ---------------
                                                                             9,931,704
                                                                       ---------------
              Pharmaceuticals -- 2.1%
    1,470,000 Caremark Rx, Inc., Senior Note
              7.375%, 10/01/2006                                             1,529,314
    1,250,000 Medco Health Solutions
              7.250%, 8/15/2013                                              1,381,696
    2,750,000 Valeant Pharmaceuticals International, Senior Note
              7.000%, 12/15/2011                                             2,777,500
                                                                       ---------------
                                                                             5,688,510
                                                                       ---------------
              Pipelines -- 1.2%
      520,000 Enterprise Products Operating, LP, Series B, Senior Note
              4.625%, 10/15/2009                                               507,452
    2,464,000 Kinder Morgan Energy Partners, LP, Note
              7.125%, 3/15/2012                                              2,733,404
                                                                       ---------------
                                                                             3,240,856
                                                                       ---------------
              Railroads -- 1.3%
    1,155,000 CSX Corp., Note
              4.875%, 11/01/2009                                             1,153,319
    2,350,000 Union Pacific Corp., Senior Note
              5.375%, 5/01/2014                                              2,375,958
                                                                       ---------------
                                                                             3,529,277
                                                                       ---------------
              Real Estate Investment Trusts -- 2.4%
      195,000 Colonial Realty, LP, Senior Note
              4.750%, 2/01/2010                                                191,728
    3,540,000 EOP Operating, LP, Guaranteed Note
              4.650%, 10/01/2010                                             3,460,350
    1,250,000 iStar Financial, Inc., Senior Note
              6.000%, 12/15/2010                                             1,288,543
    1,340,000 Simon Property Group, LP, Note
              6.375%, 11/15/2007                                             1,396,056
                                                                       ---------------
                                                                             6,336,677
                                                                       ---------------
              Refining -- 0.2%
      515,000 Premcor Refining Group (The), Inc., Senior Note
              7.500%, 6/15/2015                                                529,163
                                                                       ---------------

  Principal
   Amount     Description                                      Value (a)
---------------------------------------------------------------------------
              Sovereigns -- 1.6%
$   3,180,000 Canadian Government
              5.500%, 6/01/2010 (CAD)                       $     2,824,185
    9,195,000 Kingdom of Sweden
              4.000%, 12/01/2009 (SEK)                            1,350,540
                                                            ---------------
                                                                  4,174,725
                                                            ---------------
              Supermarkets -- 2.8%
    1,365,000 Couche-Tard US, LP/Couche-Tard Finance Corp.,
              Senior Subordinated Note
              7.500%, 12/15/2013                                  1,433,250
    2,155,000 Delhaize America, Inc., Note
              8.125%, 4/15/2011                                   2,395,328
      560,000 Delhaize America, Inc., Note
              9.000%, 4/15/2031                                     680,365
    2,720,000 Fred Meyer, Inc., Note
              7.450%, 3/01/2008                                   2,914,918
                                                            ---------------
                                                                  7,423,861
                                                            ---------------
              Supranationals -- 0.7%
    1,210,000 Inter-American Development Bank, Note
              5.500%, 3/30/2010 (EUR)                             1,743,364
                                                            ---------------
              Telecommunications -- 0.3%
      730,000 Sprint Capital Corp., Note
              6.125%, 11/15/2008                                    763,004
                                                            ---------------
              Transportation Services -- 0.4%
    1,015,000 Overseas Shipholding Group, Senior Note
              7.500%, 2/15/2024                                   1,020,075
                                                            ---------------
              Treasuries -- 5.4%
      750,000 U.S. Treasury Bond
              5.375%, 2/15/2031                                     817,412
    1,015,000 U.S. Treasury Note
              2.625%, 5/15/2008                                     975,034
      935,000 U.S. Treasury Note
              2.750%, 7/31/2006                                     924,518
    3,105,000 U.S. Treasury Note
              3.250%, 8/15/2007                                   3,063,154
    7,510,000 U.S. Treasury Note
              3.500%, 11/15/2006                                  7,486,531
    1,140,000 U.S. Treasury Note
              4.875%, 2/15/2012(c)                                1,177,183
                                                            ---------------
                                                                 14,443,832
                                                            ---------------
              Wireless -- 0.0%
      100,000 Rogers Wireless, Inc., Series
              7.250%, 12/15/2012                                    102,000
                                                            ---------------
              Wirelines -- 4.8%
    1,095,000 AT&T Corp., Senior Note
              9.750%, 11/15/2031                                  1,335,900
    1,650,000 GTE Corp., Note
              7.900%, 2/01/2027                                   1,776,065
    3,200,000 LCI International, Inc., Senior Note
              7.250%, 6/15/2007                                   3,016,000
    1,240,000 Qwest Corp., Note
              7.200%, 11/10/2026                                  1,122,200
      670,000 Qwest Corp., Note
              7.250%, 9/15/2025                                     626,450
    2,080,000 Sprint Capital Corp., Note
              6.875%, 11/15/2028                                  2,226,829

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                   Value (a)
-----------------------------------------------------------------------------------------
              Wirelines -- continued
$   1,045,000 TELUS Corp., Note
              8.000%, 6/01/2011                                          $     1,210,147
    1,675,000 U.S. West Communications, Inc., Note
              7.500%, 6/15/2023                                                1,549,375
                                                                         ---------------
                                                                              12,862,966
                                                                         ---------------
              Total Bonds and Notes (Identified Cost $257,220,197)           260,468,625
                                                                         ---------------
  Principal
   Amount
-----------------------------------------------------------------------------------------
Short Term Investments -- 5.5%
    4,350,424 Repurchase Agreement with Investors Bank & Trust Co. dated
              3/31/2005 at 2.02% to be repurchased at $4,350,668 on
              4/01/2005, collateralized by $4,515,375 Federal National
              Mortgage Association Bond, 3.35%, due 3/25/2033 valued at
              $4,569,477                                                       4,350,424
      223,430 Bank of America, 2.77%, due 4/18/2005(g)                           223,430
      223,430 Bank of America, 2.82%, due 5/16/2005(g)                           223,430
       68,040 Bank of Montreal, 2.60%, due 4/04/2005(g)                           68,040
      245,522 Bank of Montreal, 2.75%, due 4/08/2005(g)                          245,522
      397,706 Bank of Nova Scotia, 2.70%, due 4/11/2005(g)                       397,706
       89,372 Bank of Nova Scotia, 2.73%, due 4/14/2005(g)                        89,372
      223,430 Bank of Nova Scotia, 2.78%, due 4/28/2005(g)                       223,430
      134,057 Barclays, 2.785%, due 4/25/2005(g)                                 134,057
      243,318 BGI Institutional Money Market Fund(g)                             243,318
      670,291 BNP Paribas, 2.73%, due 4/07/2005(g)                               670,291
      223,430 BNP Paribas, 2.91%, due 6/15/2005(g)                               223,430
       91,238 Calyon, 2.77%, due 4/21/2005(g)                                     91,238
       41,184 Den Danske Bank, 2.77%, due 4/26/2005(g)                            41,184
       89,372 Falcon Asset Securitization Corp, 2.727%, due 4/13/2005(g)          89,372
      218,068 Fortis Bank, 2.44%, due 4/14/2005(g)                               218,068
      223,430 Fortis Bank, 2.80%, due 4/06/2005(g)                               223,430
       96,812 Goldman Sachs Financial Square Prime Obligations Fund(g)            96,812
      223,430 Govco Incorporated, 2.60%, due 4/05/2005(g)                        223,430
      107,372 Keybank, 2.844%, due 4/01/2005(g)                                  107,372
      110,489 Merrill Lynch Premier Institutional Fund(g)                        110,489
       63,782 Merrimac Cash Fund-Premium Class(g)                                 63,782
      223,430 Rabobank Nederland, 2.78%, due 4/29/2005(g)                        223,430
      241,754 Royal Bank of Scotland, 2.75%, due 4/05/2005(g)                    241,754
      223,430 Svenska Handlesbanken, 2.70%, due 4/11/2005(g)                     223,430
       44,686 The Bank of the West, 2.79%, due 4/22/2005(g)                       44,686
       44,686 Toronto Dominion Bank, 3.01%, due 6/24/2005(g)                      44,686
    5,300,000 U.S. Treasury Bills, 2.648%, due 5/19/2005(f)                    5,281,291
       89,372 UBS AG, 2.805%, due 5/03/2005(g)                                    89,372
       89,372 Wells Fargo, 2.78%, due 4/20/2005(g)                                89,372
       31,502 Wells Fargo, 2.79%, due 4/08/2005(g)                                31,502
       44,686 Yorktown Capital LLC, 2.636%, due 4/01/2005(g)                      44,686
                                                                         ---------------
              Total Short Term Investments (Identified Cost $14,671,836)      14,671,836
                                                                         ---------------
              Total Investments -- 103.6%
              (Identified Cost $271,892,033)(b)                              275,140,461
              Other assets less liabilities                                   (9,645,198)
                                                                         ---------------
              Total Net Assets -- 100%                                   $   265,495,263
                                                                         ===============

  (a) See Note 2a of Notes to Financial Statements.
  (b) Federal Tax Information:
      At March 31, 2005, the net unrealized appreciation on investments based on cost of $273,146,299 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an
      excess of value over tax cost                                                       $ 6,510,496
      Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over value                                                        (4,516,334)
                                                                                           -----------
      Net unrealized appreciation                                                         $ 1,994,162
                                                                                           ===========
      At September 30, 2004, the Fund had a capital loss carryover of approximately $23,293,740 of which $1,530,375 expires on September 30, 2008 and $21,763,365 expires on September 30,
      2010. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  (c) All or a portion of this security was on loan to brokers at March 31, 2005.
  (d) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
  (e) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage
      Corporation, Federal National Mortgage Association and Government National Mortgage
      Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (f) Rate is yield to maturity.
  (g) Represents investments of securities lending collateral.
FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Association
 GNMA Government National Mortgage Association
  MTN Medium Term Note
  TBA To Be Announced (see Note 2g of Notes to Financial Statements)
 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,902,731 or 2.2% of net assets.
  CAD Canadian Dollar
  EUR Euro
  SEK Swedish Krona
  SGD Singapore Dollar

Holdings at March 31, 2005 as a Percentage of Net Assets (unaudited)

                      Mortgage Related              23.2%
                      Government Agencies            7.9
                      Asset Backed Securities        7.8
                      Treasuries                     5.4
                      Wirelines                      4.8
                      Media Cable                    4.4
                      Electric                       3.9
                      Paper                          3.7
                      Supermarkets                   2.8
                      Automotive                     2.8
                      Foreign Local Governments      2.7
                      Chemicals                      2.6
                      Real Estate Investment Trusts  2.4
                      Pharmaceuticals                2.1
                      Other, less than 2% each      21.6

                See accompanying notes to financial statements.

           LOOMIS SAYLES HIGH INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                    Value (a)
-----------------------------------------------------------------------------------------
Bonds and Notes -- 93.9% of Total Net Assets
              Aerospace/Defense -- 0.6%
$     250,000 TD Funding Corp., Senior Subordinated Note
              8.375%, 7/15/2011                                           $       256,562
                                                                          ---------------
              Airlines -- 3.0%
       86,366 Continental Airlines, Inc., Series 1997-4, Class 4B
              6.900%, 1/02/2017                                                    69,988
      165,762 Continental Airlines, Inc., Series 1998-1, Class 1A
              6.648%, 9/15/2017                                                   157,322
      169,920 Continental Airlines, Inc., Series 1998-1, Class 1B
              6.748%, 3/15/2017                                                   138,681
       54,100 Continental Airlines, Inc., Series 1999-1, Class C
              6.954%, 8/02/2009                                                    44,440
      109,326 Continental Airlines, Inc., Series 1999-2, Class B
              7.566%, 3/15/2020                                                    91,926
       40,606 Continental Airlines, Inc., Series 2002-2, Class B
              8.307%, 4/02/2018                                                    34,882
      870,000 Northwest Airlines Corp., Senior Note
              8.875%, 6/01/2006(c)                                                735,150
                                                                          ---------------
                                                                                1,272,389
                                                                          ---------------
              Automotive -- 3.9%
      600,000 Cummins, Inc., Note
              7.125%, 3/01/2028                                                   606,000
       70,000 Dana Corp., Note
              7.000%, 3/01/2029                                                    61,473
       20,000 Dana Corp., Senior Note, 144A
              5.850%, 1/15/2015                                                    17,618
      195,000 Delphi Corp., Note
              7.125%, 5/01/2029(c)                                                154,953
      125,000 General Motors Acceptance Corp. of Canada, Ltd., Series E.,
              Note, (MTN)
              6.625%, 12/17/2010 (GBP)                                            208,985
      505,000 General Motors Acceptance Corp., Note
              3.700%, 3/20/2007                                                   480,394
      110,000 Tenneco Automotive Inc., Senior Subordinated Note, 144A
              8.625%, 11/15/2014                                                  106,975
                                                                          ---------------
                                                                                1,636,398
                                                                          ---------------
              Banking -- 0.9%
    7,000,000 Barclays Bank PLC, Note, 144A
              4.160%, 2/22/2010 (THB)(d)                                          175,752
    9,000,000 Barclays Financial, LLC, Note, 144A
              4.100%, 3/22/2010 (THB)(d)                                          225,092
                                                                          ---------------
                                                                                  400,844
                                                                          ---------------
              Chemicals -- 3.2%
      450,000 Borden Chemical, Inc., Note
              7.875%, 2/15/2023                                                   409,500
      550,000 Borden Chemical, Inc., Note
              9.200%, 3/15/2021                                                   555,500
      195,000 Hercules, Inc., Subordinated Note
              6.500%, 6/30/2029                                                   156,000
      200,000 Nalco Co., Senior Subordinated Note
              8.875%, 11/15/2013                                                  214,000
                                                                          ---------------
                                                                                1,335,000
                                                                          ---------------
              Construction Machinery -- 2.5%
      350,000 Case Credit Corp., Note
              6.750%, 10/21/2007                                                  346,500

  Principal
   Amount     Description                                                     Value (a)
------------------------------------------------------------------------------------------
              Construction Machinery -- continued
$     100,000 Case New Holland, Inc., Senior Note, 144A
              9.250%, 8/01/2011                                            $       106,500
      120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note
              7.750%, 12/15/2013                                                    99,600
      550,000 United Rentals North America, Inc., Senior Subordinated Note
              7.000%, 2/15/2014(c)                                                 503,250
                                                                           ---------------
                                                                                 1,055,850
                                                                           ---------------
              Electric -- 8.4%
      340,000 AES Corp. (The), Senior Note
              7.750%, 3/01/2014                                                    351,048
      100,000 Allegheny Energy Supply Co. LLC, Note
              7.800%, 3/15/2011                                                    103,750
      100,000 Calpine Corp., Senior Note
              7.750%, 4/15/2009(c)                                                  69,000
      200,000 Calpine Corp., Senior Note
              7.875%, 4/01/2008(c)                                                 145,000
      705,000 Calpine Corp., Senior Note
              8.500%, 2/15/2011(c)                                                 497,025
      170,000 Calpine Corp., Senior Secured Note, 144A
              8.750%, 7/15/2013                                                    128,350
      350,000 Edison Mission Energy Corp., Senior Note
              7.730%, 6/15/2009                                                    364,875
      200,000 Empresa Nacional de Electricidad SA, Chile, Note
              7.875%, 2/01/2027                                                    216,662
      250,000 Empresa Nacional de Electricidad SA, Chile, Note
              8.350%, 8/01/2013                                                    280,254
      525,000 Enersis SA, Cayman Island, Note
              7.400%, 12/01/2016 (yankee)                                          545,889
      140,000 Enersis SA, Chile, Note
              7.375%, 1/15/2014                                                    145,741
      270,195 Salton SEA Funding Corp., Series C, Senior Secured Note
              7.840%, 5/30/2010                                                    288,593
       46,237 Salton SEA Funding Corp., Series E, Senior Note
              8.300%, 5/30/2011                                                     50,430
      125,000 TECO Energy, Inc., Note
              7.000%, 5/01/2012                                                    130,469
      225,000 Texas Genco LLC/Texas Genaco Financing Corp., Senior
              Subordinated Note, 144A
              6.875%, 12/15/2014                                                   225,562
                                                                           ---------------
                                                                                 3,542,648
                                                                           ---------------
              Electronics -- 0.5%
      125,000 Amkor Technology, Inc., Note
              5.000%, 3/15/2007(c)                                                 109,531
      125,000 Amkor Technology, Inc., Senior Note
              7.750%, 5/15/2013(c)                                                 105,000
                                                                           ---------------
                                                                                   214,531
                                                                           ---------------
              Food and Beverage -- 1.8%
      600,000 Bavaria SA, Senior Note, 144A
              8.875%, 11/01/2010                                                   654,000
      115,000 Friendly Ice Cream Corp., Guaranteed Senior Note
              8.375%, 6/15/2012(c)                                                 109,250
                                                                           ---------------
                                                                                   763,250
                                                                           ---------------
              Healthcare -- 2.2%
      150,000 Columbia/HCA, Inc., Note
              7.500%, 12/15/2023                                                   151,999
       75,000 Columbia/HCA, Inc., Note
              7.690%, 6/15/2025                                                     77,122

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                    Value (a)
-----------------------------------------------------------------------------------------
              Healthcare -- continued
$     500,000 Columbia/HCA, Inc., Note
              7.750%, 7/15/2036                                           $       513,930
      200,000 Columbia/HCA, Inc., Note (MTN)
              7.580%, 9/15/2025                                                   203,411
                                                                          ---------------
                                                                                  946,462
                                                                          ---------------
              Home Construction -- 0.7%
      300,000 K Hovnanian Enterprises, Inc., Guaranteed Senior Note, 144A
              6.250%, 1/15/2015                                                   287,120
                                                                          ---------------
              Independent Energy -- 0.9%
      270,000 Chesapeake Energy Corp., Senior Note
              6.875%, 1/15/2016                                                   272,700
      100,000 Chesapeake Energy Corp., Senior Note, 144A
              6.375%, 6/15/2015                                                    98,750
                                                                          ---------------
                                                                                  371,450
                                                                          ---------------
              Integrated Energy -- 1.2%
      265,000 Cerro Negro Finance, Ltd., Note, 144A
              7.900%, 12/01/2020                                                  246,450
      300,000 Petrozuata Finance, Inc., Note, Series B, 144A
              8.220%, 4/01/2017                                                   282,000
                                                                          ---------------
                                                                                  528,450
                                                                          ---------------
              Lodging -- 1.5%
      300,000 FelCor Lodging, LP, Senior Note
              9.000%, 6/01/2011                                                   322,500
      300,000 La Quinta Inns, Inc., (MTN), (FRN)
              7.330%, 4/01/2008                                                   312,000
                                                                          ---------------
                                                                                  634,500
                                                                          ---------------
              Media Cable -- 6.3%
      500,000 Charter Communications Holdings, Inc., Senior Note
              9.625%, 11/15/2009(c)                                               391,250
      150,000 Charter Communications Holdings, Inc., Senior Note
              10.000%, 5/15/2011(c)                                               115,125
      550,000 CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                                   572,000
      200,000 Innova S De RL
              9.375%, 9/19/2013                                                   221,500
      250,000 NTL Cable PLC, Note, 144A
              9.750%, 4/15/2014 (GBP)                                             486,340
      175,000 PanAmSat Corp., Note
              6.875%, 1/15/2028                                                   159,250
      650,000 Rogers Cable Inc., Senior Note
              5.500%, 3/15/2014                                                   596,375
      150,000 Rogers Communications, Inc., Note
              2.000%, 11/26/2005                                                  147,000
                                                                          ---------------
                                                                                2,688,840
                                                                          ---------------
              Media Non Cable -- 0.3%
      125,000 Dex Media, Inc., Note
              8.000%, 11/15/2013                                                  129,375
                                                                          ---------------
              Metals and Mining -- 1.9%
      520,000 AK Steel Corp., Guaranteed Senior Note
              7.750%, 6/15/2012(c)                                                500,500
      150,000 Glencore Funding LLC, Guaranteed Note, 144A
              6.000%, 4/15/2014                                                   142,649
      175,000 Vale Overseas, Ltd., Note
              8.250%, 1/17/2034                                                   182,000
                                                                          ---------------
                                                                                  825,149
                                                                          ---------------

  Principal
   Amount     Description                                                        Value (a)
---------------------------------------------------------------------------------------------
              Oil Field Services -- 0.1%
$      35,000 North American Energy Partners, Inc., Senior Note
              8.750%, 12/01/2011                                              $        31,500
                                                                              ---------------
              Packaging -- 1.5%
      350,000 Owens-Illinois, Inc., Senior Note
              7.500%, 5/15/2010(c)                                                    360,500
      135,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                                       137,362
      125,000 Solo Cup Co., Senior Subordinated Note
              8.500%, 2/15/2014                                                       125,000
                                                                              ---------------
                                                                                      622,862
                                                                              ---------------
              Paper -- 5.0%
      220,000 Abitibi-Consolidated, Inc., Note
              7.500%, 4/01/2028                                                       186,450
      250,000 Abitibi-Consolidated, Inc., Note
              8.500%, 8/01/2029                                                       226,875
      100,000 Arcel Finance, Ltd., Note, 144A
              6.361%, 5/01/2012                                                        98,942
      200,000 Arcel Finance, Ltd., Note, 144A
              7.048%, 9/01/2011                                                       203,186
      685,000 Bowater, Inc., Note
              6.500%, 6/15/2013(c)                                                    652,462
      165,000 Georgia-Pacific Corp., Note
              7.250%, 6/01/2028                                                       169,950
      200,000 Georgia-Pacific Corp., Note
              7.375%, 12/01/2025                                                      209,000
      350,000 Pope & Talbot, Inc., Senior Note
              8.375%, 6/01/2013                                                       367,500
                                                                              ---------------
                                                                                    2,114,365
                                                                              ---------------
              Pharmaceuticals -- 5.0%
       85,000 Elan Capital Corp., Ltd., Convertible
              6.500%, 11/10/2008                                                       60,350
      127,000 EPIX Pharmaceuticals, Inc., Senior Note
              3.000%, 6/15/2024                                                        95,250
      300,000 Inhale Therapeutic Systems, Inc., Subordinated Note
              3.500%, 10/17/2007                                                      285,000
      375,000 IVAX Corp., Senior Note, Convertible
              1.500%, 3/01/2024(c)                                                    382,969
      187,000 IVAX Corp., Senior Subordinated Note, Convertible
              4.500%, 5/15/2008                                                       187,234
      250,000 Pharma Services Intermediate Holding Corp., Senior Note, 144A
              0/11.500%, 4/01/2014(e)                                                 176,250
      200,000 Quintiles Transnational Corp., Senior Subordinated Note
              10.000%, 10/01/2013                                                     225,000
      150,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible
              5.500%, 10/17/2008                                                      137,625
       50,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              3.000%, 8/16/2010                                                        47,937
      235,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              4.000%, 11/15/2013(c)                                                   225,894
      310,000 Vertex Pharmaceuticals, Inc., Note, 144A
              5.750%, 2/15/2011                                                       287,912
                                                                              ---------------
                                                                                    2,111,421
                                                                              ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                        Value (a)
---------------------------------------------------------------------------------------------
              Pipelines -- 5.6%
$     300,000 El Paso CGP, Co., Note
              6.375%, 2/01/2009                                               $       288,000
      825,000 El Paso CGP, Co., Note
              6.950%, 6/01/2028                                                       717,750
      175,000 Tennessee Gas Pipeline Co., Note
              7.000%, 10/15/2028                                                      171,714
      165,000 Williams Cos., Inc., Note
              7.875%, 9/01/2021                                                       179,850
      982,000 Williams Cos., Inc., Series A, Note
              7.500%, 1/15/2031                                                     1,031,100
                                                                              ---------------
                                                                                    2,388,414
                                                                              ---------------
              Railroads -- 0.6%
      245,000 Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Note
              0/11.750%, 6/15/2009 (yankee)(e)                                        245,000
                                                                              ---------------
              Real Estate Investment Trusts -- 1.3%
      500,000 Crescent Real Estate Equities, LP, Senior Subordinated Note
              9.250%, 4/15/2009                                                       542,500
                                                                              ---------------
              Refining -- 1.0%
      225,000 Premcor Refining Group (The), Inc., Senior Note
              6.750%, 2/01/2011                                                       230,063
      205,000 Premcor Refining Group (The), Inc., Senior Note
              7.500%, 6/15/2015                                                       210,638
                                                                              ---------------
                                                                                      440,701
                                                                              ---------------
              Retailers -- 4.2%
      250,000 Dillard's Department Stores, Inc., Note
              6.625%, 1/15/2018                                                       247,500
      600,000 Dillard's, Inc., Note
              7.750%, 7/15/2026                                                       633,000
      200,000 Saks, Inc.
              7.375%, 2/15/2019                                                       179,000
      335,000 Toys R US, Inc., Note
              7.375%, 10/15/2018(c)                                                   279,725
      400,000 Woolworth Corp., Note
              8.500%, 1/15/2022                                                       434,000
                                                                              ---------------
                                                                                    1,773,225
                                                                              ---------------
              Sovereigns -- 4.7%
       95,000 Republic of Brazil
              8.250%, 1/20/2034                                                        84,360
      175,000 Republic of Colombia
              8.125%, 5/21/2024                                                       159,250
  100,000,000 Republic of Colombia
              11.750%, 3/01/2010 (COP)                                                 41,797
      123,750 Republic of Peru (FRN)
              5.000%, 3/07/2017                                                       113,231
   19,250,000 United Mexican States
              9.000%, 12/20/2012 (MXN)                                              1,590,489
                                                                              ---------------
                                                                                    1,989,127
                                                                              ---------------
              Supranational -- 2.8%
    6,000,000 Inter-American Development Bank, Series E, Note, (MTN),
              Zero Coupon
              5/11/2009 (BRL)(d)                                                    1,203,149
                                                                              ---------------
              Technology -- 10.6%
      225,000 Corning, Inc., Note
              5.900%, 3/15/2014                                                       224,280
      270,000 Corning, Inc., Note
              6.200%, 3/15/2016                                                       271,137

  Principal
   Amount     Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              Technology -- continued
$     225,000 Corning, Inc., Note
              6.750%, 9/15/2013                                                 $       238,317
      155,000 Corning, Inc., Note
              6.850%, 3/01/2029                                                         153,798
      465,000 Fairchild Semiconductor Interanational, Inc., Senior Subordinated
              Note, Convertible
              5.000%, 11/01/2008                                                        469,650
      100,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible
              0.500%, 11/30/2008(c)                                                      74,875
      910,000 Lucent Technologies, Inc., Note
              6.450%, 3/15/2029                                                         784,875
      315,000 Maxtor Corp., Subordinated Note
              5.750%, 3/01/2012(d)                                                      274,050
      300,000 Nortel Networks Corp., Guaranteed Senior Note
              4.250%, 9/01/2008                                                         277,500
      425,000 Nortel Networks Corp., Note
              6.875%, 9/01/2023                                                         392,063
      100,000 Northern Telecom Capital Corp., Note
              7.875%, 6/15/2026                                                         100,500
      100,000 SCI Systems, Inc., Subordinated Note, Convertible
              3.000%, 3/15/2007                                                          96,375
      325,000 Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                                         325,000
      300,000 Xerox Corp., Note, (MTN)
              7.200%, 4/01/2016                                                         309,000
      500,000 Xerox Corp., Senior Note
              6.875%, 8/15/2011                                                         509,375
                                                                                ---------------
                                                                                      4,500,795
                                                                                ---------------
              Transportation Services -- 4.8%
      275,000 American President Cos., Ltd., Senior Note
              8.000%, 1/15/2024                                                         288,750
      127,723 Atlas Air, Inc., Series 1998-1, Class 1A
              7.380%, 1/02/2018                                                         126,341
      124,877 Atlas Air, Inc., Series 1999-1, Class A1
              7.200%, 1/02/2019                                                         123,978
      123,615 Atlas Air, Inc., Series 2000-1, Class A
              8.707%, 1/02/2019                                                         126,846
      250,000 Bombardier Capital Funding, LP, Note
              6.750%, 5/14/2009 (GBP)                                                   451,777
      300,000 Overseas Shipholding Group, Senior Note
              7.500%, 2/15/2024                                                         301,500
      295,000 Stena AB, Senior Note
              7.000%, 12/01/2016                                                        272,875
      350,000 Stena AB, Senior Note
              7.500%, 11/01/2013                                                        346,500
                                                                                ---------------
                                                                                      2,038,567
                                                                                ---------------
              Wireless -- 0.3%
      150,000 Rogers Wireless Communications, Inc., Senior Secured Note
              6.375%, 3/01/2014                                                         145,500
                                                                                ---------------
              Wirelines -- 6.6%
      200,000 AT&T Corp., Senior Note
              9.750%, 11/15/2031                                                        244,000
       50,000 Cincinnati Bell, Inc.
              8.375%, 1/15/2014                                                          49,250
       95,000 Citizens Communications Co., Note
              7.000%, 11/01/2025                                                         83,126

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                    Value (a)
-----------------------------------------------------------------------------------------
              Wirelines -- continued
$     155,000 Citizens Communications Co., Senior Note
              9.000%, 8/15/2031                                           $       161,200
       80,000 MCI, Inc., Senior Note
              8.735%, 5/01/2014                                                    88,000
      200,000 Philippine Long Distance Telephone Co., Note, (MTN)
              10.500%, 4/15/2009                                                  225,000
       75,000 Qwest Capital Funding, Inc., Guaranteed Note
              7.000%, 8/03/2009(c)                                                 70,313
      375,000 Qwest Capital Funding, Inc., Note
              6.875%, 7/15/2028                                                   290,625
    1,890,000 Qwest Capital Funding, Inc., Note
              7.750%, 2/15/2031(c)                                              1,597,050
                                                                          ---------------
                                                                                2,808,564
                                                                          ---------------
              Total Bonds and Notes (Identified Cost $37,769,167)              39,844,508
                                                                          ---------------

   Shares
-----------------------------------------------------------------------------------------
Preferred Stocks -- 4.3%
              Electric -- 1.4%
        4,100 AES Trust III, Preferred, 6.75%, 10/15/2029(c)                      191,675
        8,000 CMS Energy Trust I Preferred, Convertible, 7.75%, 7/15/2027         406,000
                                                                          ---------------
                                                                                  597,675
                                                                          ---------------
              Packaging -- 0.6%
        5,500 Owens-Illinois, Inc., Convertible,
              4.75%, 12/31/2049(c)                                                232,375
                                                                          ---------------
              Pipelines -- 1.7%
        8,000 Williams Holdings of Delaware Preferred, Convertible,
              5.50%, 6/01/2033                                                    726,000
                                                                          ---------------
              Technology -- 0.4%
          175 Lucent Technologies Capital Trust I, Convertible,
              7.75%, 3/15/2017(c)                                                 181,825
                                                                          ---------------
              Wirelines -- 0.2%
        2,000 Philippine Long Distance Telephone Co., Sponsored GDR,
              Convertible, $24.80, 12/31/2049                                      98,000
                                                                          ---------------
              Total Preferred Stocks (Identified Cost $1,465,602)               1,835,875
                                                                          ---------------

   Shares
-----------------------------------------------------------------------------------------
Common Stocks -- 0.2%
              Investment Companies -- 0.1%
        2,220 CIM High Yield Securities Fund                                        8,902
        2,175 High Income Opportunity Fund, Inc.(c)                                13,724
        3,835 Morgan Stanley Emerging Markets Debt Fund, Inc.(c)                   35,321
          525 Senior High Income Portfolio, Inc.                                    3,057
                                                                          ---------------
                                                                                   61,004
                                                                          ---------------
              Metals and Mining -- 0.1%
          900 Cia Vale do Rio Doce, ADR                                            28,449
                                                                          ---------------
              Total Common Stocks (Identified Cost $77,369)                        89,453
                                                                          ---------------

  Principal
   Amount     Description                                                          Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- 15.2%
$      75,540 Repurchase Agreement with Investors Bank & Trust Co. dated
              3/31/2005 at 2.02% to be repurchased at $75,545 on
              4/01/2005, collareralized by $73,433 Small Business
              Administration Bond, 5.875%, due 10/25/2017 valued at
              $79,317                                                           $        75,540
      283,119 Bank of America, 2.77%, due 4/18/2005(f)                                  283,119
      283,119 Bank of America, 2.82%, due 5/16/2005(f)                                  283,119
       86,216 Bank of Montreal, 2.60%, due 4/04/2005(f)                                  86,216
      311,113 Bank of Montreal, 2.75%, due 4/08/2005(f)                                 311,113
      503,952 Bank of Nova Scotia, 2.70%, due 4/11/2005(f)                              503,952
      113,248 Bank of Nova Scotia, 2.73%, due 4/14/2005(f)                              113,248
      283,119 Bank of Nova Scotia, 2.78%, due 4/28/2005(f)                              283,119
      169,870 Barclays, 2.785%, due 4/25/2005(f)                                        169,870
      308,320 BGI Institutional Money Market Fund(f)                                    308,320
      849,357 BNP Paribas, 2.73%, due 4/07/2005(f)                                      849,357
      283,119 BNP Paribas, 2.91%, due 6/15/2005(f)                                      283,119
      115,612 Calyon, 2.77%, due 4/21/2005(f)                                           115,612
       52,186 Den Danske Bank, 2.77%, due 4/26/2005(f)                                   52,186
      113,248 Falcon Asset Securitization Corp,
              2.727%, due 4/13/2005(f)                                                  113,248
      276,324 Fortis Bank, 2.44%, due 4/14/2005(f)                                      276,324
      283,119 Fortis Bank, 2.80%, due 4/06/2005(f)                                      283,119
      122,675 Goldman Sachs Financial Square Prime Obligations Fund(f)                  122,675
      283,119 Govco Incorporated, 2.60%, due 4/05/2005(f)                               283,119
      136,055 Keybank, 2.844%, due 4/01/2005(f)                                         136,055
      140,003 Merrill Lynch Premier Institutional Fund(f)                               140,003
       80,821 Merrimac Cash Fund-Premium Class(f)                                        80,821
      283,119 Rabobank Nederland, 2.78%, due 4/29/2005(f)                               283,119
      306,337 Royal Bank of Scotland, 2.75%, due 4/05/2005(f)                           306,337
      283,119 Svenska Handlesbanken, 2.70%, due 4/11/2005(f)                            283,119
       56,624 The Bank of the West, 2.79%, due 4/22/2005(f)                              56,624
       56,624 Toronto Dominion Bank, 3.01%, due 6/24/2005(f)                             56,624
      113,248 UBS AG, 2.805%, due 5/03/2005(f)                                          113,248
      113,248 Wells Fargo, 2.78%, due 4/20/2005(f)                                      113,248
       39,916 Wells Fargo, 2.79%, due 4/08/2005(f)                                       39,916
       56,624 Yorktown Capital LLC, 2.636%, due 4/01/2005(f)                             56,624
                                                                                ---------------
              Total Short Term Investments (Identified Cost $6,462,113)               6,462,113
                                                                                ---------------
              Total Investments --113.6%
              (Identified Cost $45,774,251)(b)                                       48,231,949
              Other assets less liabilities                                          (5,791,128)
                                                                                ---------------
              Total Net Assets -- 100%                                          $    42,440,821
                                                                                ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At March 31, 2005, the net unrealized appreciation on investments based on cost of $45,778,348 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value over tax cost    $     2,968,712
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                          (515,111)
                                                                                ---------------
              Net unrealized appreciation                                       $     2,453,601
                                                                                ===============

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

        At September 30, 2004, the Fund had a capital loss carryover of approximately
        $85,140,904 of which $14,939,549 expires on September 30, 2008, $43,374,721 expires on September 30, 2009 and $26,826,634 expires on September 30, 2010.
        These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
    (c) All or a portion of this security was on loan to brokers at March 31, 2005.
    (d) Illiquid security. At March 31, 2005, the value of these securities was $1,878,043 or
        4.4% of net assets.
    (e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
    (f) Represents investments of securities lending collateral.
ADR/GDR An American Depositary (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
    FRN Floating Rate Note
    MTN Medium Term Note
 yankee U.S. dollar denominated security issued by a non-U.S. company.
   144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,949,448 or
        9.3% of net assets.
    BRL Brazilian Real
    COP Colombian Peso
    GBP British Pound
    MXN Mexican Peso
    THB Thai Baht

Holdings at March 31, 2005 as a Percentage of Net Assets (unaudited)

                         Technology               11.0%
                         Electric                  9.8
                         Pipelines                 7.3
                         Wirelines                 6.8
                         Media Cable               6.3
                         Paper                     5.0
                         Pharmaceuticals           5.0
                         Transportation Services   4.8
                         Sovereigns                4.7
                         Retailers                 4.2
                         Automotive                3.9
                         Chemicals                 3.2
                         Airlines                  3.0
                         Supranational             2.8
                         Construction Machinery    2.5
                         Healthcare                2.2
                         Packaging                 2.1
                         Metals and Mining         2.0
                         Other, less than 2% each 11.8

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                            SCHEDULE OF INVESTMENTS

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                        Value (a)
---------------------------------------------------------------------------------------------
Bonds and Notes -- 98.7% of Total Net Assets
              Asset Backed Securities -- 4.1%
$   1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3
              4.615%, 2/25/2035                                               $     1,015,607
    2,240,000 Residential Asset Mortgage Products, Inc., Series 2003-RZ5,
              Class A3
              3.800%, 7/25/2030                                                     2,234,825
    1,376,000 Residential Funding Mortgage Securities II, Series 2003-HI4,
              Class AI4
              4.590%, 4/25/2018                                                     1,367,706
    1,900,000 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A3
              3.810%, 12/25/2016                                                    1,862,951
      670,000 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A4
              4.630%, 3/25/2019                                                       657,036
                                                                              ---------------
                                                                                    7,138,125
                                                                              ---------------
              Government Agencies -- 10.3%
    2,935,000 Federal Farm Credit Bank
              2.375%, 10/02/2006                                                    2,870,216
    6,200,000 Federal Home Loan Bank(d)
              3.625%, 11/14/2008                                                    6,061,393
    5,000,000 FHLMC
              5,750%, 4/15/2008                                                     5,219,085
    3,000,000 FNMA
              5.500%, 5/02/2006                                                     3,051,912
      600,000 FNMA
              6.625%, 9/15/2009                                                       651,860
                                                                              ---------------
                                                                                   17,854,466
                                                                              ---------------
              Mortgage Related -- 33.5%
    7,793,442 FHLMC
              4.000%, with various maturities to 2019(c)                            7,462,575
      986,775 FHLMC
              4.500%, 5/01/2034                                                       937,527
      526,956 FHLMC
              7.000%, 2/01/2016                                                       553,721
       98,731 FHLMC
              7.500%, with various maturities to 2026(c)                              104,130
       82,708 FHLMC
              8.000%, with various maturities to 2015(c)                               86,461
        7,458 FHLMC
              10.000%, 7/01/2019                                                        8,359
      597,477 FHLMC
              11.500%, with various maturities to 2020(c)                             658,627
    8,387,587 FNMA
              4.000%, with various maturities to 2019(c)                            8,049,047
    6,122,829 FNMA
              5.500%, with various maturities to 2034(c)(d)                         6,162,393
    7,903,669 FNMA
              6.000%, with various maturities to 2034(c)                            8,143,357
    8,803,433 FNMA
              6.500%, with various maturities to 2034(c)                            9,148,086
      433,736 FNMA
              7.000%, 12/01/2022                                                      463,882
    1,657,461 FNMA
              7.500%, with various maturities to 2032(c)                            1,765,929

  Principal
   Amount     Description                                             Value (a)
----------------------------------------------------------------------------------
              Mortgage Related -- continued
$     228,815 FNMA
              8.000%, with various maturities to 2016(c)           $       242,044
   12,150,000 FNMA (TBA)
              4.000%, 4/01/2020                                         11,629,834
      247,939 GNMA
              6.000%, 12/15/2031                                           255,325
    1,092,150 GNMA
              6.500%, 5/15/2031                                          1,142,132
    1,066,445 GNMA
              7.000%, with various maturities to 2031(c)                 1,129,084
        6,798 GNMA
              8.500%, 2/15/2006                                              6,967
       66,461 GNMA
              9.000%, with various maturities to 2009(c)                    69,975
       22,030 GNMA
              9.500%, 8/15/2009                                             23,564
        1,772 GNMA
              10.000%, 9/15/2016                                             1,981
       28,083 GNMA
              12.500%, with various maturities to 2015(c)                   31,684
      227,448 GNMA
              16.000%, with various maturities to 2012(c)                  263,699
       88,262 GNMA
              17.000%, with various maturities to 2011(c)                  103,676
                                                                   ---------------
                                                                        58,444,059
                                                                   ---------------
              Treasuries -- 50.8%
    5,155,000 U.S. Treasury Bond
              7.250%, 5/15/2016                                          6,321,520
    6,240,000 U.S. Treasury Note
              1.500%, 3/31/2006                                          6,121,783
    7,390,000 U.S. Treasury Note
              1.625%, with various maturities to 2006(c)(d)              7,283,405
    3,200,000 U.S. Treasury Note
              1.875%, 12/31/2005(e)                                      3,166,749
    1,290,000 U.S. Treasury Note
              2.250%, 2/15/2007(e)                                       1,254,827
    5,330,000 U.S. Treasury Note
              2.375%, 8/15/2006                                          5,240,680
    2,645,000 U.S. Treasury Note
              2.750%, 6/30/2006                                          2,618,344
    8,095,000 U.S. Treasury Note
              3.000%, 12/31/2006                                         7,992,234
    2,500,000 U.S. Treasury Note
              3.125%, 10/15/2008                                         2,425,098
   40,375,000 U.S. Treasury Note
              3.375%, with various maturities to 2008(c)(e)             40,029,343
    1,930,000 U.S. Treasury Note
              6.125%, 8/15/2007(e)                                       2,028,988
      750,000 U.S. Treasury Note
              6.625%, 5/15/2007                                            792,510
    4,000,000 U.S. Treasury STRIPS,
              Zero Coupon 11/15/2009(d)                                  3,295,968
                                                                   ---------------
                                                                        88,571,449
                                                                   ---------------
              Total Bonds and Notes (Identified Cost $172,967,148)     172,008,099
                                                                   ---------------

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                      SCHEDULE OF INVESTMENTS (continued)

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                          Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- 32.9%
$   5,822,334 Repurchase Agreement with Investors Bank & Trust Co. dated
              3/31/2005 at 2.02% to be repurchased at at $5,822,660 on
              4/01/2005, collateralized by $5,744,461 Small Business
              Administration Bond, 5.625%, due 1/25/2017 valued at
              $6,083,677 and $27,810 Small Business Administration Bond,
              5.625%, due 1/25/2017 valued at $29,773                           $     5,822,334
    1,939,815 Bank of America, 2.77%, due 4/18/2005(g)                                1,939,815
    1,939,815 Bank of America, 2.82%, due 5/16/2005(g)                                1,939,815
      590,718 Bank of Montreal, 2.60%, due 4/04/2005(g)                                 590,718
    2,131,617 Bank of Montreal, 2.75%, due 4/08/2005(g)                               2,131,617
    3,452,872 Bank of Nova Scotia, 2.70%, due 4/11/2005(g)                            3,452,872
      775,926 Bank of Nova Scotia, 2.73%, due 4/14/2005(g)                              775,926
    1,939,815 Bank of Nova Scotia, 2.78%, due 4/28/2005(g)                            1,939,815
    1,163,889 Barclays, 2.785%, due 4/25/2005(g)                                      1,163,889
    2,112,479 BGI Institutional Money Market Fund(g)                                  2,112,479
    5,819,446 BNP Paribas, 2.73%, due 4/07/2005(g)                                    5,819,446
    1,939,815 BNP Paribas, 2.91%, due 6/15/2005(g)                                    1,939,815
      792,127 Calyon, 2.77%, due 4/21/2005(g)                                           792,127
      357,559 Den Danske Bank, 2.77%, due 4/26/2005(g)                                  357,559
      775,926 Falcon Asset Securitization Corp, 2.727%, due 4/13/2005(g)                775,926
    1,893,260 Fortis Bank, 2.44%, due 4/14/2005(g)                                    1,893,260
    1,939,816 Fortis Bank, 2.80%, due 4/06/2005(g)                                    1,939,816
      840,515 Goldman Sachs Financial Square Prime Obligations Fund(g)                  840,515
    1,939,816 Govco Incorporated, 2.60%, due 4/05/2005(g)                             1,939,816
      932,191 Keybank, 2.844%, due 4/01/2005(g)                                         932,191
      959,252 Merrill Lynch Premier Institutional Fund(g)                               959,252
      553,752 Merrimac Cash Fund-Premium Class(g)                                       553,752
    1,939,816 Rabobank Nederland, 2.78%, due 4/29/2005(g)                             1,939,816
    2,098,895 Royal Bank of Scotland, 2.75%, due 4/05/2005(g)                         2,098,895
    1,939,815 Svenska Handlesbanken, 2.70%, due 4/11/2005(g)                          1,939,815
      387,963 The Bank of the West, 2.79%, due 4/22/2005(g)                             387,963
      387,963 Toronto Dominion Bank, 3.01%, due 6/24/2005(g)                            387,963
    7,705,000 U.S. Treasury Bills, 2.648%, due 5/19/2005(f)                           7,677,801
      775,926 UBS AG, 2.805%, due 5/03/2005(g)                                          775,926
      775,927 Wells Fargo, 2.78%, due 4/20/2005(g)                                      775,927
      273,490 Wells Fargo, 2.79%, due 4/08/2005(g)                                      273,490
      387,964 Yorktown Capital LLC, 2.636%, due 4/01/2005(g)                            387,964
                                                                                ---------------
              Total Short Term Investments (Identified Cost $57,258,315)             57,258,315
                                                                                ---------------
              Total Investments --131.6%
              (Identified Cost $230,225,463)(b)                                 $   229,266,414
              Other assets less liabilities                                         (55,042,936)
                                                                                ---------------
              Total Net Assets -- 100%                                          $   174,223,478
                                                                                ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At March 31, 2005, the net unrealized depreciation on investments based on cost of $230,678,711 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                   $       628,076
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                        (2,040,373)
                                                                                ---------------
              Net unrealized depreciation                                       $    (1,412,297)
                                                                                ===============

      At September 30, 2004, the Fund had a capital loss carryover of approximately $18,142,649 of which $2,731,339 expires on September 30, 2005, $10,626,315 expires on September 30,
      2007, $4,165,768 expires on September 30, 2008, $425,323 expires on September 30, 2011 and $193,904 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  (c) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage
      Corporation, Federal National Mortgage Association and the Government National Mortgage
      Association are interests in separate pools of mortgages. All separate investments in securities of each issuer and for United States Treasury Notes which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (d) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
  (e) All or a portion of this security was on loan to brokers at March 31, 2005.
  (f) Rate is yield to maturity.
  (g) Represents investments of securities lending collateral.
FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Association
 GNMA Government National Mortgage Association
  TBA To Be Announced (see Note 2g of Notes to Financial Statements)

Holdings at March 31, 2005 as a Percentage of Net Assets (unaudited)

                         Treasuries              50.8%
                         Mortgage Related        33.5
                         Government Agencies     10.3
                         Asset Backed Securities  4.1

                See accompanying notes to financial statements.

    LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                           Value (a)
--------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.0% of Total Net Assets
              Broward County, FL, Resource Recovery -- 1.3%
$   1,000,000 Wheelabrator South Broward,
              5.000%, 12/01/2007                                 $     1,042,060
                                                                 ---------------
              Highlands County, FL, Health Facilities Authority -- 1.3%
    1,000,000 Adventis Health System,
              5.875%, 11/15/2029                                       1,077,960
                                                                 ---------------
              Martha's Vineyard, MA -- 1.3%
    1,000,000 Land Bank Revenue,
              5.000%, 5/01/2032, (AMBAC insured)                       1,028,040
                                                                 ---------------
              Massachusetts -- 5.9%
    4,000,000 State Refunding Series A,
              6.500%, 11/01/2014, (AMBAC insured)                      4,820,480
                                                                 ---------------
              Massachusetts Bay Transportation Authority -- 7.1%
    3,000,000 Assessment Series A,
              5.250%, 7/01/2030                                        3,245,550
    2,500,000 Series A,
              5.000%, 7/01/2032                                        2,560,800
                                                                 ---------------
                                                                       5,806,350
                                                                 ---------------
              Massachusetts Development Finance Agency -- 16.1%
    2,000,000 Cambridge Street Development Series A,
              5.125%, 2/01/2034, (MBIA insured)                        2,068,920
    1,000,000 Hampshire College,
              5.625%, 10/01/2024                                       1,053,710
    4,000,000 Mount Holyoke College,
              5.250%, 7/01/2031                                        4,207,960
    2,800,000 Refunding Springfield Resource Recovery-A,
              5.625%, 6/01/2019                                        2,933,812
    1,100,000 Visual and Performing Arts,
              6.000%, 8/01/2021                                        1,300,497
    1,500,000 WGBH Educational Foundation Series A,
              5.375%, 1/01/2042, (AMBAC insured)                       1,580,955
                                                                 ---------------
                                                                      13,145,854
                                                                 ---------------
              Massachusetts Health & Educational Facilities Authority -- 32.2%
    1,160,000 Baystate Medical Center Series F,
              5.700%, 7/01/2027                                        1,212,293
    2,000,000 Boston University,
              5.000%, 10/01/2039                                       2,053,200
    2,200,000 Catholic Health East,
              5.500%, 11/15/2032                                       2,271,610
    3,000,000 Harvard University Series N,
              6.250%, 4/01/2020                                        3,697,860
    2,925,000 Nichols College Series C,
              6.000%, 10/01/2017                                       3,071,455
    2,000,000 Partners Healthcare Systems Series B,
              5.250%, 7/01/2029                                        2,055,480
    2,500,000 Partners Healthcare Systems Series C,
              5.750%, 7/01/2021                                        2,725,550
    1,500,000 Tufts University Series I,
              5.250%, 2/15/2030                                        1,573,845
    1,000,000 University of Massachusetts Project Series C,
              5.250%, 10/01/2031, (MBIA insured)                       1,058,300

  Principal
   Amount     Description                                               Value (a)
------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities Authority -- continued
$   2,000,000 University of Massachusetts Series C,
              5.125%, 10/01/2034, (FGIC insured)                     $     2,069,780
    2,000,000 Wellesley College Series F,
              5.125%, 7/01/2039                                            2,061,040
    1,315,000 Wheaton College Series E,
              5.000%, 7/01/2017                                            1,383,459
    1,030,000 Williams College Series H,
              5.000%, 7/01/2017                                            1,095,673
                                                                     ---------------
                                                                          26,329,545
                                                                     ---------------
              Massachusetts Housing Finance Agency -- 3.1%
      495,000 Single Family Mortgage Series 21,
              7.125%, 6/01/2025                                              495,039
    2,000,000 Single Family Mortgage Series A,
              4.600%, 12/01/2015                                           2,041,040
                                                                     ---------------
                                                                           2,536,079
                                                                     ---------------
              Massachusetts Port Authority -- 3.7%
    1,750,000 Delta Air Lines, Inc. Project Series A,
              5.500%, 1/01/2019, (AMBAC insured)                           1,826,842
    1,200,000 Series A,
              5.000%, 7/01/2033, (MBIA insured)                            1,223,448
                                                                     ---------------
                                                                           3,050,290
                                                                     ---------------
              Massachusetts Water Resources Authority -- 6.1%
    1,000,000 General Series A,
              5.250%, 8/01/2020, (MBIA insured)                            1,093,080
    3,240,000 Series A,
              6.500%, 7/15/2019, (FGIC insured)                            3,908,088
                                                                     ---------------
                                                                           5,001,168
                                                                     ---------------
              Michigan Hospital Finance Authority -- 2.0%
    1,500,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                           1,611,180
                                                                     ---------------
              New England Education Loan Marketing -- 3.9%
    3,000,000 Student Loan Revenue Bond Sub-Issue H,
              6.900%, 11/01/2009                                           3,218,880
                                                                     ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer Authority -- 4.3%
    3,000,000 Aqueduct & Sewer Authority,
              6.250%, 7/01/2013                                            3,483,300
                                                                     ---------------
              Puerto Rico Public Finance Corporation -- 4.0%
    3,000,000 Commonwealth Appropriation Series A,
              5.750%, 8/01/2027                                            3,289,920
                                                                     ---------------
              Tennessee Housing Development Agency --1.9%
    1,500,000 Series A,
              5.200%, 7/01/2023                                            1,555,305
                                                                     ---------------
              University of Massachusetts Building Authority -- 2.8%
    2,200,000 SR - Series 1,
              5.250%, 11/01/2028, (AMBAC insured)                          2,335,498
                                                                     ---------------
              Total Tax Exempt Obligations (Cost $75,451,677)             79,331,909
                                                                     ---------------

                See accompanying notes to financial statements.

    LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME -- SCHEDULE OF INVESTMENTS
                                  (continued)

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                             Value (a)
-----------------------------------------------------------------------------------------------------
Short Term Investment -- 3.1%
$   2,544,814 Repurchase Agreement with Investors Bank & Trust Co. dated
              3/31/2005 at 2.02% to be repurchased at $2,544,957 on
              4/01/2005, collateralized by $2,481,530 Small Business
              Administration Bond, 5.875%, due 5/25/2023 valued at
              $2,672,055                                                           $     2,544,814
                                                                                    ---------------
              Total Short Term Investment (Cost $2,544,814)                              2,544,814
                                                                                    ---------------
              Total Investments -- 100.1%
              (Identified Cost $77,996,491)(b)                                          81,876,723
              Other assets less liabilities                                                (56,395)
                                                                                    ---------------
              Total Net Assets -- 100.0%                                           $    81,820,328
                                                                                    ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At March 31, 2005, the net unrealized appreciation on investments based on cost of $77,995,003 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                      $     4,062,671
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (180,951)
                                                                                    ---------------
              Net Unrealized Appreciation                                          $     3,881,720
                                                                                    ===============
              At September 30, 2004, the Fund had a capital loss carryover of approximately
              $2,269,828 of which $1,149,888 expires on September 30, 2007, $116,500 expires on September 30, 2008 and $1,003,440 expires on September 30, 2010. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
        AMBAC American Municipal Bond Assurance Corp.
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corp.

Holdings at March 31, 2005 as a Percentage of Net Assets (unaudited)

                    Colleges & Universities            31.4%
                    Water & Sewer                      10.4
                    Hospital                           10.1
                    State General Obligation            9.9
                    Transit                             7.1
                    Resource Recovery                   4.9
                    Student Loan                        3.9
                    Airport                             3.7
                    Hospital -- Obligated Group         3.3
                    Housing -- Multifamily              2.5
                    Housing -- Single Family            2.5
                    Redevelopment Agency/Urban Renewal  2.5
                    Other, less than 2% each            4.8

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                              Value (a)
---------------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.1% of Total Net Assets
              California -- 8.8%
$   1,000,000 California Health Facilities Financing Authority, Multiple Obligors,
              4.950%, 7/01/2026                                                     $     1,035,940
    2,000,000 California State,
              5.125%, 6/01/2027                                                           2,065,360
    1,000,000 California State Public Works Board, Coalinga State Hospital,
              5.000%, 6/01/2010                                                           1,063,840
    2,655,000 California Statewide Communities Development Authority,
              5.250%, 7/01/2023                                                           2,835,859
    3,000,000 Sacramento, CA, Power Authority,
              6.000%, 7/01/2022                                                           3,137,700
                                                                                    ---------------
                                                                                         10,138,699
                                                                                    ---------------
              Colorado -- 1.9%
    2,000,000 Denver, CO, City & County Airport,
              5.250%, 11/15/2023, (MBIA insured)                                          2,116,640
                                                                                    ---------------
              District of Columbia -- 4.3%
    1,700,000 District of Columbia,
              5.500%, 6/01/2014                                                           1,847,815
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029, (FGIC insured)                                          3,063,120
                                                                                    ---------------
                                                                                          4,910,935
                                                                                    ---------------
              Florida -- 4.3%
    1,750,000 Coral Gables, FL, Health Facilities Authority, Multiple Obligors,
              5.000%, 8/15/2034                                                           1,854,562
    3,000,000 Highlands County, FL, Health Facilities Authority, Multiple Obligors,
              5.375%, 11/15/2035                                                          3,079,890
                                                                                    ---------------
                                                                                          4,934,452
                                                                                    ---------------
              Illinois -- 5.9%
       90,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                              97,906
    1,910,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                           1,948,639
    1,500,000 Illinois State,
              5.400%, 12/01/2020, (MBIA insured)                                          1,632,975
    3,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042, (MBIA insured)                                           3,123,360
                                                                                    ---------------
                                                                                          6,802,880
                                                                                    ---------------
              Indiana -- 1.8%
    2,000,000 Indianapolis, IN, Local Public Improvement Bond Bank,
              5.250%, 7/01/2033, (MBIA insured)                                           2,085,380
                                                                                    ---------------
              Louisiana -- 4.4%
    4,000,000 Desoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                          4,011,920
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033                                                           1,020,310
                                                                                    ---------------
                                                                                          5,032,230
                                                                                    ---------------
              Massachusetts -- 3.7%
    4,000,000 Massachusetts State,
              5.000%, 3/01/2019                                                           4,210,560
                                                                                    ---------------
              Michigan -- 6.5%
    1,000,000 Michigan State Comprehensive Transportation,
              5.250%, 5/15/2022                                                           1,067,730
    2,850,000 Michigan State Hospital Finance Authority, Henry Ford Health
              System,
              5.500%, 3/01/2014                                                           3,057,309

  Principal
   Amount     Description                                                        Value (a)
---------------------------------------------------------------------------------------------
              Michigan -- continued
$   1,100,000 Michigan State Hospital Finance Authority, Oakwood Obligated
              Group,
              5.500%, 11/01/2014                                              $     1,188,858
    2,000,000 University of Michigan,
              5.250%, 12/01/2020                                                    2,100,080
                                                                              ---------------
                                                                                    7,413,977
                                                                              ---------------
              Minnesota -- 1.9%
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                    2,121,140
                                                                              ---------------
              Mississippi -- 4.7%
    2,000,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.700%, 4/01/2022                                                     2,375,920
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                     2,998,225
                                                                              ---------------
                                                                                    5,374,145
                                                                              ---------------
              New Jersey -- 1.8%
    1,000,000 New Jersey Economic Development Authority,
              5.500%, 6/15/2024                                                     1,028,570
    1,000,000 New Jersey Health Care Facilities Financing Authority, Catholic
              Health East,
              5.375%, 11/15/2033                                                    1,029,180
                                                                              ---------------
                                                                                    2,057,750
                                                                              ---------------
              New York -- 16.0%
    3,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                     3,309,450
    2,740,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                     3,033,016
    1,000,000 New York State Dormitory Authority, Rockefeller University,
              5.000%, 7/01/2032                                                     1,032,400
    3,000,000 New York State Municipal Bond Bank Agency,
              5.250%, 6/01/2020                                                     3,189,900
    1,000,000 New York, NY,
              4.250%, 5/15/2019                                                       990,540
    2,000,000 New York, NY,
              6.000%, 1/15/2020                                                     2,246,500
    1,400,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020                                                     1,461,852
    2,000,000 New York, NY, City Municipal Water Finance Authority,
              5.000%, 6/15/2025                                                     2,089,240
    1,000,000 New York, NY, City Municipal Water Finance Authority,
              5.125%, 6/15/2034                                                     1,037,360
                                                                              ---------------
                                                                                   18,390,258
                                                                              ---------------
              North Carolina -- 1.2%
    1,300,000 North Carolina Eastern Municipal Power Agency,
              5.500%, 1/01/2012                                                     1,391,117
                                                                              ---------------
              Oregon -- 5.2%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority, Providence
              Health System,
              5.250%, 10/01/2012                                                    1,912,837
    4,000,000 Western Generation Agency,
              7.400%, 1/01/2016(c)                                                  4,083,720
                                                                              ---------------
                                                                                    5,996,557
                                                                              ---------------
              Pennsylvania -- 6.1%
    1,500,000 Pennsylvania Economic Development Financing Authority,
              6.600%, 1/01/2019                                                     1,507,515

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              Pennsylvania -- continued
$   5,000,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019, (AMBAC insured)                            $     5,524,500
                                                                            ---------------
                                                                                  7,032,015
                                                                            ---------------
              Puerto Rico -- 2.9%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              5.500%, 10/01/2040                                                  1,076,980
    2,000,000 Puerto Rico Public Finance Corp.,
              5.750%, 8/01/2027                                                   2,193,280
                                                                            ---------------
                                                                                  3,270,260
                                                                            ---------------
              South Carolina -- 2.8%
    3,000,000 Greenville County, SC, School District,
              5.500%, 12/01/2028                                                  3,195,540
                                                                            ---------------
              South Dakota -- 1.1%
    1,250,000 South Dakota Health & Educational Facilities Authority, Sioux
              Valley Hospital,
              5.250%, 11/01/2027                                                  1,268,738
                                                                            ---------------
              Tennessee -- 3.5%
    1,500,000 Maury County, TN, Industrial Development Board, Saturn Corp./
              General Motors Corp.,
              6.500%, 9/01/2024                                                   1,515,405
    1,500,000 Tennessee Housing Development Agency,
              5.200%, 7/01/2023                                                   1,555,305
      860,000 Tennessee Housing Development Agency, Homeownership
              Program,
              5.150%, 7/01/2022                                                     884,209
                                                                            ---------------
                                                                                  3,954,919
                                                                            ---------------
              Texas -- 6.4%
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033                                                  2,103,100
    1,000,000 El Paso, TX,
              5.875%, 8/15/2017                                                   1,063,370
    1,000,000 Katy, TX, Independent School District,
              5.125%, 2/15/2020                                                   1,053,370
    3,000,000 Lewisville, TX, Independent School District,
              5.250%, 8/15/2027                                                   3,118,980
                                                                            ---------------
                                                                                  7,338,820
                                                                            ---------------
              Washington -- 1.9%
    2,000,000 Energy Northwest, WA, Electric, Project No. 1,
              5.500%, 7/01/2014                                                   2,228,060
                                                                            ---------------
              Total Tax Exempt Obligations (Identified Cost $107,523,738)       111,265,072
                                                                            ---------------
  Principal
   Amount
-------------------------------------------------------------------------------------------
Short Term Investment -- 0.4%
      487,351 Repurchase Agreement with Investors Bank & Trust Co. dated
              3/31/2005 at 2.02% to be repurchased at $487,379 on
              4/01/2005, collateralized by $473,635 Small Business
              Administration Bond, 5.875%, due 5/25/2027 valued at
              $511,719                                                              487,351
                                                                            ---------------
              Total Short Term Investment (Cost $487,351)                           487,351
                                                                            ---------------
              Total Investments -- 97.5%
              (Identified Cost $108,011,089)(b)                                 111,752,423
              Other assets less liabilities                                       2,858,170
                                                                            ---------------
              Total Net Assets -- 100.0%                                    $   114,610,593
                                                                            ===============

  (a) See Note 2a of Notes to Financial Statements.
  (b) Federal Tax Information:
      At March 31, 2005, the net unrealized appreciation on investments based on cost of $107,669,451 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an
      excess of value over tax cost                                                     $4,403,298
      Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over value                                                       (320,326)
                                                                                        ----------
      Net unrealized appreciation                                                       $4,082,972
                                                                                        ==========
      At September 30, 2004, the Fund had a capital loss carryover of approximately $1,839,271 of which $1,700,392 expires on September 30, 2007 and $138,879 expires on September 30,
      2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  (c) Illiquid security. At March 31, 2005, the value of this security was $4,083,720 or 3.6% of net assets.
AMBAC American Municipal Bond Assurance Corp.
 FGIC Financial Guarantee Insurance Company
 MBIA Municipal Bond Investors Assurance Corp.

Holdings at March 31, 2005 as a Percentage of Net Assets (unaudited)

          Corporate Backed/Industrial Revenue/Pollution Control 14.3%
          Hospital                                               9.2
          Colleges & Universities                                8.1
          Resource Recovery                                      7.6
          State General Obligation                               7.4
          City and Town                                          6.6
          Hospital -- Obligated Group                            6.5
          Airport                                                6.4
          Special Tax                                            4.5
          Electric                                               3.8
          Lease                                                  2.8
          Bond Bank/Pooled Loan Program                          2.8
          School District                                        2.7
          Non-Profit                                             2.5
          Other, less than 2% each                              11.9

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                         Value (a)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 90.9% of Total Net Assets
              Convertible Bonds -- 3.7%
              Canada -- 0.6%
$   5,750,000 Nortel Networks Corp., Guaranteed Senior Note
              4.250%, 9/01/2008                                                $     5,318,750
    1,500,000 Rogers Communications, Inc., Note
              2.000%, 11/26/2005                                                     1,470,000
      433,000 TELUS Corp., Note
              6.750%, 6/15/2010, (CAD)                                                 365,765
                                                                               ---------------
                                                                                     7,154,515
                                                                               ---------------
              Ireland -- 0.1%
    1,545,000 Elan Capital Corp., Ltd., Convertible
              6.500%, 11/10/2008                                                     1,096,950
                                                                               ---------------
              United Kingdom -- 0.4%
    3,270,000 Colt Telecom Group PLC, Note
              2.000%, 4/03/2007, (EUR)                                               5,090,017
                                                                               ---------------
              United States -- 2.6%
    3,069,000 Amkor Technology, Inc., Note
              5.000%, 3/15/2007(c)                                                   2,689,211
      200,000 Builders Transport, Inc., Subordinated Note
              6.500%, 5/01/2011(d)(e)(f)(g)(h)                                              20
    1,000,000 Builders Transport, Inc., Subordinated Note
              8.000%, 8/15/2005(d)(e)(f)(g)(h)                                             100
    3,750,000 Chiron Corp.
              1.625%, 8/01/2033                                                      3,473,437
      299,000 Corning, Inc., Senior Note
              3.500%, 11/01/2008                                                       341,234
      194,000 Dixie Group, Inc., Subordinated Note
              7.000%, 5/15/2012                                                        188,180
    3,901,000 EPIX Pharmaceuticals, Inc., Senior Note
              3.000%, 6/15/2024                                                      2,925,750
    2,400,000 Inhale Therapeutic Systems, Inc., Subordinated Note
              3.500%, 10/17/2007                                                     2,280,000
      500,000 IVAX Corp., Senior Note, Convertible
              1.500%, 3/01/2024                                                        510,625
    1,995,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible
              0.500%, 11/30/2008(c)                                                  1,493,756
    2,822,000 Maxtor Corp., Subordinated Note
              5.750%, 3/01/2012(h)                                                   2,455,140
      625,000 Nextel Communications, Inc., Senior Note
              5.250%, 1/15/2010                                                        640,625
      500,000 Preston Corp., Subordinated Note
              7.000%, 5/01/2011(c)                                                     466,250
    4,990,000 Regeneron Pharmaceuticals, Inc., Subordinated Note
              5.500%, 10/17/2008                                                     4,578,325
      311,000 Richardson Electronics, Ltd., 144A
              7.750%, 12/15/2011                                                       305,557
      600,000 SCI Systems, Inc., Subordinated Note, Convertible
              3.000%, 3/15/2007                                                        578,250
    1,200,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              3.000%, 8/16/2010                                                      1,150,500
    4,375,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              4.000%, 11/15/2013(c)                                                  4,205,469
    5,225,000 Vertex Pharmaceuticals, Inc., Note, 144A
              5.750%, 2/15/2011                                                      4,852,719
                                                                               ---------------
                                                                                    33,135,148
                                                                               ---------------
              Total Convertible Bonds (Identified Cost $45,664,923)                 46,476,630
                                                                               ---------------

  Principal
   Amount     Description                                         Value (a)
------------------------------------------------------------------------------
              Non-Convertible Bonds -- 87.2%
              Argentina -- 0.3%
$   2,405,000 Pecom Energia SA, Note, 144A
              8.125%, 7/15/2010                                $     2,405,000
    3,500,000 Republic of Argentina
              8.875%, 3/01/2029(g)                                     896,280
                                                               ---------------
                                                                     3,301,280
                                                               ---------------
              Brazil -- 1.7%
      128,124 Republic of Brazil
              8.000%, 4/15/2014                                        126,842
   10,350,000 Republic of Brazil
              8.250%, 1/20/2034                                      9,190,800
    6,000,000 Republic of Brazil
              8.875%, 4/15/2024                                      5,691,000
    5,808,000 Republic of Brazil
              10.125%, 5/15/2027                                     6,098,400
                                                               ---------------
                                                                    21,107,042
                                                               ---------------
              Canada -- 16.0%
    1,790,000 Abitibi-Consolidated, Inc., Note
              7.500%, 4/01/2028                                      1,517,025
    1,295,000 Bombardier Inc.
              7.350%, 12/22/2026, (CAD)                                864,154
    2,800,000 Calpine Canada Energy Finance ULC, Note
              8.750%, 10/15/2007, (CAD)                              1,804,810
   14,000,000 Canadian Government
              4.250%, 9/01/2008, (CAD)                              11,823,816
   42,600,000 Canadian Government
              4.500%, 9/01/2007, (CAD)                              36,143,641
    7,210,000 Canadian Government
              4.500%, 9/01/2007, (CAD)                               6,117,865
   13,540,000 Canadian Government
              6.000%, 9/01/2005, (CAD)                              11,339,428
   18,000,000 Canadian Government
              6.000%, 6/01/2008, (CAD)                              15,975,837
      335,000 General Motors Acceptance Corp. of Canada, Ltd.,
              Series E., Note, (MTN)
              6.625%, 12/17/2010, (GBP)                                560,079
      400,000 General Motors Nova Scotia Finance Co., Note
              8.875%, 7/10/2023, (GBP)                                 634,603
    3,550,000 Nortel Networks Corp., Note
              6.875%, 9/01/2023                                      3,274,875
    5,990,000 Province of British Columbia
              5.250%, 12/01/2006, (CAD)                              5,112,513
   28,490,000 Province of British Columbia
              6.000%, 6/09/2008, (CAD)                              25,246,646
   13,000,000 Province of Manitoba
              4.450%, 12/01/2008, (CAD)                             11,013,098
    6,685,000 Province of Manitoba
              5.750%, 6/02/2008, (CAD)                               5,876,348
    1,525,000 Province of Ontario
              3.500%, 9/08/2006, (CAD)                               1,266,074
   32,000,000 Province of Ontario
              5.700%, 12/01/2008, (CAD)                             28,212,148
    6,240,000 Province of Ontario
              5.900%, 3/08/2006, (CAD)                               5,290,825
   18,470,000 Province of Saskatchewan
              5.500%, 6/02/2008, (CAD)                              16,120,230
    5,300,000 Province of Saskatchewan
              6.000%, 6/01/2006, (CAD)                               4,525,782

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                         Value (a)
----------------------------------------------------------------------------------------------
              Canada -- continued
$   8,500,000 Rogers Wireless Communications, Inc., Senior Note
              7.625%, 12/15/2011, (CAD)                                        $     7,305,181
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note
              6.375%, 3/01/2014                                                      2,449,250
                                                                               ---------------
                                                                                   202,474,228
                                                                               ---------------
              Cayman Islands -- 0.4%
    1,000,000 Enersis SA, Cayman Island, Note, (yankee)
              7.400%, 12/01/2016                                                     1,039,789
    3,905,000 Vale Overseas, Ltd., Note
              8.250%, 1/17/2034                                                      4,061,200
                                                                               ---------------
                                                                                     5,100,989
                                                                               ---------------
              Chile -- 1.0%
    4,875,000 Empresa Nacional de Electricidad SA, Chile, Note
              7.875%, 2/01/2027                                                      5,281,146
      250,000 Empresa Nacional de Electricidad SA, Chile, Note
              8.350%, 8/01/2013                                                        280,254
    1,700,000 Empresa Nacional de Electricidad SA, Chile, Note
              8.625%, 8/01/2015                                                      1,961,946
    4,525,000 Enersis SA, Chile, Note
              7.375%, 1/15/2014                                                      4,710,566
                                                                               ---------------
                                                                                    12,233,912
                                                                               ---------------
              Dominican Republic -- 0.2%
    3,390,000 Dominican Republic, 144A
              9.040%, 1/23/2013                                                      3,093,375
                                                                               ---------------
              Ireland -- 0.0%
      750,000 Elan Finance Corp., Senior Note, 144A
              7.750%, 11/15/2011(c)                                                    560,625
                                                                               ---------------
              Mexico -- 3.6%
    3,905,000 Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Note,
              (yankee)
              0/11.750%, 6/15/2009(i)                                                3,905,000
  502,200,000 United Mexican States
              9.000%, 12/20/2012, (MXN)                                             41,493,178
                                                                               ---------------
                                                                                    45,398,178
                                                                               ---------------
              Norway -- 0.4%
   10,000,000 Kingdom of Norway
              5.500%, 5/15/2009, (NOK)                                               1,705,704
   22,740,000 Kingdom of Norway
              6.750%, 1/15/2007, (NOK)                                               3,839,181
                                                                               ---------------
                                                                                     5,544,885
                                                                               ---------------
              Philippines -- 0.4%
    3,700,000 Philippine Long Distance Telephone Co., Note, (MTN)
              8.350%, 3/06/2017                                                      3,589,000
    1,883,063 Quezon Power (Philippines) Ltd., Senior Secured Note, (yankee)
              8.860%, 6/15/2017                                                      1,751,248
                                                                               ---------------
                                                                                     5,340,248
                                                                               ---------------
              Republic of Korea -- 0.5%
    5,470,000 Hanarotelecom, Inc., Note, 144A
              7.000%, 2/01/2012(c)                                                   5,295,261
      300,000 Samsung Electronics Co., Ltd., 144A
              7.700%, 10/01/2027                                                       338,273
                                                                               ---------------
                                                                                     5,633,534
                                                                               ---------------
              Singapore -- 0.1%
    1,050,000 SP PowerAssets, Ltd., Series E, Note, (MTN)
              3.730%, 10/22/2010, (SGD)                                                656,601
                                                                               ---------------

  Principal
   Amount     Description                                                   Value (a)
----------------------------------------------------------------------------------------
              South Africa -- 0.2%
$  11,405,000 Republic of South Africa
              12.500%, 12/21/2006, (ZAR)                                 $     1,952,848
                                                                         ---------------
              Supranational -- 2.3%
   80,000,000 Inter-American Development Bank, Series E, Note, (MTN),
              Zero Coupon 5/11/2009, (BRL)(h)                                 16,041,987
   22,300,000 International Bank for Reconstruction & Development, Note,
              (MTN),
              Zero Coupon 8/20/2007, (NZD)                                    13,541,357
                                                                         ---------------
                                                                              29,583,344
                                                                         ---------------
              Sweden -- 2.6%
  207,265,000 Kingdom of Sweden
              6.500%, 5/05/2008, (SEK)                                        32,546,447
                                                                         ---------------
              Thailand -- 3.0%
  975,000,000 Barclays Bank PLC, Note, 144A
              4.160%, 2/22/2010, (THB)(h)                                     24,479,677
  529,000,000 Barclays Financial, LLC, Note, 144A
              4.100%, 3/22/2010, (THB)(h)                                     13,230,408
                                                                         ---------------
                                                                              37,710,085
                                                                         ---------------
              United Kingdom -- 0.6%
    4,005,000 NTL Cable PLC, Note, 144A
              9.750%, 4/15/2014, (GBP)                                         7,791,171
                                                                         ---------------
              United States -- 51.4%
    5,565,000 AES Corp. (The), Note
              8.375%, 3/01/2011, (GBP)                                        10,563,169
    4,020,000 AES Corp. (The), Senior Note
              7.750%, 3/01/2014                                                4,150,650
    1,975,000 AES Corp. (The), Senior Subordinated Note
              8.875%, 11/01/2027                                               2,093,500
    7,390,000 AK Steel Corp., Guaranteed Senior Note
              7.750%, 6/15/2012(c)                                             7,112,875
    1,750,000 Altria Group, Inc., Note
              7.000%, 11/04/2013                                               1,877,809
      750,000 American Airlines, Inc., Series 1999-1, Class A2
              7.024%, 10/15/2009                                                 760,734
    9,853,000 American President Cos., Ltd., Senior Note
              8.000%, 1/15/2024                                               10,345,650
    6,450,000 Amkor Technology, Inc., Senior Note
              7.125%, 3/15/2011(c)                                             5,434,125
      475,000 Amkor Technology, Inc., Senior Note
              7.750%, 5/15/2013(c)                                               399,000
      925,000 Amkor Technology, Inc., Senior Subordinated Note
              10.500%, 5/01/2009(c)                                              827,875
    8,000,000 ASIF Global Financing, Note, 144A
              2.380%, 2/26/2009, (SGD)                                         4,741,861
    3,154,807 Atlas Air Inc.
              9.057%, 1/02/2014(c)                                             2,891,728
    8,284,941 Atlas Air, Inc., Series 1998-1, Class 1A
              7.380%, 1/02/2018                                                8,195,298
   13,716,949 Atlas Air, Inc., Series 1998-1, Class 1B
              7.680%, 1/02/2014                                               11,277,801
    3,937,773 Atlas Air, Inc., Series 1999-1, Class A1
              7.200%, 1/02/2019                                                3,909,424
      468,125 Atlas Air, Inc., Series 1999-1, Class A2
              6.880%, 7/02/2009                                                  449,759
    8,319,594 Atlas Air, Inc., Series 1999-1, Class B
              7.630%, 1/02/2015                                                6,742,134
      824,098 Atlas Air, Inc., Series 2000-1, Class A
              8.707%, 1/02/2019                                                  845,640

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                            Value (a)
---------------------------------------------------------------------------------
              United States -- continued
$     800,000 Bausch & Lomb, Inc., Note
              7.125%, 8/01/2028                                   $       857,906
   12,641,000 Borden Chemical, Inc., Note
              7.875%, 2/15/2023                                        11,503,310
    1,850,000 Borden Chemical, Inc., Note
              9.200%, 3/15/2021                                         1,868,500
    3,014,000 Borden, Inc., Note
              8.375%, 4/15/2016                                         2,893,440
      500,000 Bowater, Inc., Note
              6.500%, 6/15/2013(c)                                        476,250
    6,745,000 Calpine Corp., Senior Note
              7.750%, 4/15/2009(c)                                      4,654,050
      900,000 Calpine Corp., Senior Note
              7.875%, 4/01/2008(c)                                        652,500
    7,905,000 Calpine Corp., Senior Note
              8.500%, 2/15/2011(c)                                      5,573,025
    3,560,000 Calpine Corp., Senior Note
              8.625%, 8/15/2010(c)                                      2,483,100
   12,060,000 Charter Communications Holdings, Inc., Senior Note
              9.625%, 11/15/2009(c)                                     9,436,950
      400,000 Charter Communications Holdings, Inc., Senior Note
              10.000%, 4/01/2009                                          324,000
    1,725,000 Charter Communications Holdings, Inc., Senior Note
              10.000%, 5/15/2011(c)                                     1,323,937
      350,000 Chesapeake Energy Corp., Senior Note, 144A
              6.375%, 6/15/2015                                           345,625
    2,500,000 CIT Group, Inc., Series E, Senior Note, (MTN)
              5.500%, 12/01/2014, (GBP)                                 4,674,211
    3,320,000 Columbia/HCA Healthcare Corp., Note
              7.050%, 12/01/2027                                        3,169,700
      500,000 Columbia/HCA, Inc., Note
              7.500%, 12/15/2023                                          506,663
      500,000 Columbia/HCA, Inc., Note (MTN)
              7.580%, 9/15/2025                                           508,528
      250,000 Continental Airlines, Inc., Senior Note
              8.000%, 12/15/2005(c)                                       246,250
    1,216,590 Continental Airlines, Inc., Series 1997-4, Class 4A
              6.900%, 1/02/2018                                         1,193,756
    2,136,699 Continental Airlines, Inc., Series 1997-4, Class 4B
              6.900%, 1/02/2017                                         1,731,501
    1,544,726 Continental Airlines, Inc., Series 1998-1, Class 1B
              6.748%, 3/15/2017                                         1,260,735
    1,647,514 Continental Airlines, Inc., Series 1999-1, Class A
              6.545%, 2/02/2019                                         1,606,347
    2,727,931 Continental Airlines, Inc., Series 1999-1, Class B
              6.795%, 8/02/2018                                         2,321,880
      401,887 Continental Airlines, Inc., Series 1999-1, Class C
              6.954%, 8/02/2009                                           330,128
    2,011,592 Continental Airlines, Inc., Series 1999-2, Class B
              7.566%, 3/15/2020                                         1,691,436
      556,537 Continental Airlines, Inc., Series 2001-1, Class A1
              6.703%, 6/15/2021                                           532,316
      311,858 Continental Airlines, Inc., Series 2001-1, Class B
              7.373%, 12/15/2015                                          260,827
    4,145,899 Continental Airlines, Inc., Series 2002-2, Class B
              8.307%, 4/02/2018                                         3,561,476
    6,225,000 Corning, Inc., Note
              5.900%, 3/15/2014                                         6,205,092
    6,220,000 Corning, Inc., Note
              6.200%, 3/15/2016                                         6,246,186

  Principal
   Amount     Description                                              Value (a)
-----------------------------------------------------------------------------------
              United States -- continued
$     650,000 Corning, Inc., Note
              6.750%, 9/15/2013                                     $       688,472
    1,000,000 Corning, Inc., Note
              6.850%, 3/01/2029                                             992,246
      350,000 Corning, Inc., Note, (MTN)
              8.300%, 4/04/2025                                             365,687
      400,000 CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                             424,000
      250,000 CSC Holdings, Inc., Series B, Senior Note
              8.125%, 7/15/2009                                             263,750
      250,000 CSC Holdings, Inc., Series B, Senior Note
              8.125%, 8/15/2009                                             263,750
    2,145,000 Cummins, Inc., Note
              7.125%, 3/01/2028                                           2,166,450
      835,000 Dana Corp., Note
              7.000%, 3/01/2029                                             733,280
      310,000 Dana Corp., Senior Note, 144A
              5.850%, 1/15/2015                                             273,077
    8,135,000 Delphi Corp., Note
              7.125%, 5/01/2029(c)                                        6,464,315
    7,285,000 Dillard's Department Stores, Inc., Note
              6.625%, 1/15/2018                                           7,212,150
      425,000 Dillard's Department Stores, Inc., Note
              7.875%, 1/01/2023                                             447,313
    1,350,000 Dillard's, Inc., Note
              7.000%, 12/01/2028                                          1,309,500
    1,600,000 Dillard's, Inc., Note
              7.130%, 8/01/2018                                           1,616,000
    1,500,000 Dillard's, Inc., Note
              7.750%, 7/15/2026                                           1,582,500
    3,705,000 Edison Mission Energy Corp., Senior Note
              7.730%, 6/15/2009                                           3,862,463
    5,350,000 El Paso CGP, Co., Note
              6.950%, 6/01/2028                                           4,654,500
      900,000 EL Paso Corp., Note
              7.000%, 5/15/2011                                             864,000
      750,000 EL Paso Corp., Senior Note, (MTN)
              7.800%, 8/01/2031                                             705,000
    1,000,000 EL Paso Energy Corp., Note, (MTN), (FRN)
              7.750%, 1/15/2032(c)                                          942,500
    4,000,000 FHLMC
              3.220%, 6/20/2007, (SGD)                                    2,464,350
    7,000,000 FHLMC
              4.625%, 2/15/2007, (EUR)                                    9,417,537
   28,200,000 FNMA
              2.290%, 2/19/2009, (SGD)                                   16,791,509
    6,500,000 FNMA
              2.375%, 2/15/2007                                           6,314,750
   34,000,000 FNMA,
              Zero Coupon 10/29/2007, (NZD)                              20,365,060
      150,000 Ford Motor Co., Note
              6.625%, 10/01/2028                                            125,821
    2,110,000 Friendly Ice Cream Corp., Guaranteed Senior Note
              8.375%, 6/15/2012(c)                                        2,004,500
   12,100,000 General Electric Capital Corp., Note
              6.625%, 2/04/2010, (NZD)                                    8,490,030
      500,000 General Electric Capital Corp., Series E, Note, (MTN)
              1.725%, 6/27/2008, (SGD)                                      294,062
    3,100,000 General Electric Capital Corp., Series E, Note, (MTN)
              6.125%, 5/17/2012, (GBP)                                    6,176,010

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

  Principal
   Amount     Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              United States -- continued
$   6,625,000 General Motors Acceptance Corp., Note
              3.610%, 7/16/2007                                             $     6,241,512
    8,000,000 General Motors Acceptance Corp., Note
              3.700%, 3/20/2007                                                   7,610,200
    1,250,000 General Motors Acceptance Corp., Series E, Note, (MTN)
              7.500%, 12/01/2006, (NZD)                                             869,807
      950,000 Georgia-Pacific Corp., Note
              7.250%, 6/01/2028                                                     978,500
    3,200,000 Georgia-Pacific Corp., Note
              7.375%, 12/01/2025                                                  3,344,000
    3,775,000 Georgia-Pacific Corp., Note
              7.750%, 11/15/2029                                                  4,114,750
    1,730,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note
              7.750%, 12/15/2013                                                  1,435,900
    1,000,000 HCA, Inc., Senior Note
              5.750%, 3/15/2014                                                     954,504
    2,515,000 IMC Global, Inc., Note
              7.300%, 1/15/2028                                                   2,552,725
    1,880,000 IMC Global, Inc., Note
              7.375%, 8/01/2018                                                   1,936,400
      640,000 JC Penney Co., Inc., Note
              7.125%, 11/15/2023                                                    633,600
   11,285,000 Lucent Technologies, Inc., Note
              6.450%, 3/15/2029                                                   9,733,313
    1,250,000 McDonald's Corp., Series E, Note, (MTN)
              3.6275%, 10/10/2010, (SGD)                                            772,422
      881,000 Missouri Pacific Railroad Co., Note
              5.000%, 1/01/2045                                                     714,711
    1,000,000 Morgan Stanley, Note
              5.375%, 11/14/2013, (GBP)                                           1,898,929
    3,175,000 Northern Telecom Capital Corp., Note
              7.875%, 6/15/2026                                                   3,190,875
    5,840,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018(c)                                                5,942,200
    3,000,000 Pemex Project Funding Master Trust, Note, 144A
              8.625%, 12/01/2023                                                  3,397,500
    4,350,000 Pemex Project Funding Master Trust, Note, 144A
              9.500%, 9/15/2027(c)                                                5,328,750
    2,000,000 Pharma Services Intermediate Holding Corp., Senior Note, 144A
              0/11.500%, 4/01/2014(i)                                             1,410,000
    1,900,000 Qwest Capital Funding, Inc., Guaranteed Note
              7.000%, 8/03/2009(c)                                                1,781,250
    2,420,000 Qwest Capital Funding, Inc., Guaranteed Note
              7.625%, 8/03/2021(c)                                                2,044,900
      600,000 Qwest Capital Funding, Inc., Note
              6.500%, 11/15/2018                                                    477,000
   33,250,000 Qwest Capital Funding, Inc., Note
              6.875%, 7/15/2028(c)                                               25,768,750
      825,000 Qwest Capital Funding, Inc., Note
              7.250%, 2/15/2011(c)                                                  769,313
    1,700,000 Qwest Capital Funding, Inc., Note
              7.750%, 2/15/2031(c)                                                1,436,500
      250,000 Qwest Capital Funding, Inc., Note
              7.900%, 8/15/2010(c)                                                  239,375
      350,000 Qwest Corp., Note
              7.250%, 9/15/2025                                                     327,250
      225,162 Salton SEA Funding Corp., Series C, Senior Secured Note
              7.840%, 5/30/2010                                                     240,494
      750,000 Southern Natural Gas Co., Note
              7.350%, 2/15/2031                                                     766,043

  Principal
   Amount     Description                                                     Value (a)
------------------------------------------------------------------------------------------
              United States -- continued
$   2,600,000 Tennessee Gas Pipeline Co., Note
              7.000%, 10/15/2028                                           $     2,551,180
      496,687 Tiverton Power Associates, LP, Note, 144A
              9.000%, 7/15/2018                                                    372,515
    6,405,000 TTI Holding Corp., Senior Subordinated Note, 144A
              10.000%, 3/15/2013                                                 6,356,963
    5,000,000 U.S. Treasury Note
              1.625%, 2/28/2006                                                  4,920,310
  110,775,000 U.S. Treasury Note
              2.500%, 5/31/2006                                                109,450,906
   49,730,000 U.S. Treasury Note
              2.625%, 5/15/2008(c)                                              47,771,882
   29,225,000 U.S. Treasury Note
              2.750%, 6/30/2006(c)                                              28,930,470
   50,270,000 U.S. Treasury Note
              3.000%, 2/15/2008(c)                                              48,995,555
    1,020,000 United Rentals North America, Inc., Senior Subordinated Note
              7.000%, 2/15/2014(c)                                                 933,300
    2,500,000 Wal-Mart Stores, Inc., Note
              4.750%, 1/29/2013, (GBP)                                           4,606,563
      600,000 Williams Cos., Inc., Note
              7.875%, 9/01/2021                                                    654,000
      965,000 Williams Cos., Inc., Senior Note
              7.750%, 6/15/2031                                                  1,042,200
    8,600,000 Williams Cos., Inc., Series A, Note
              7.500%, 1/15/2031                                                  9,030,000
    1,000,000 Woolworth Corp., Note
              8.500%, 1/15/2022                                                  1,085,000
   15,550,000 Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                                 15,550,000
    1,730,000 Xerox Corp., Note, (MTN)
              7.200%, 4/01/2016                                                  1,781,900
                                                                           ---------------
                                                                               650,227,456
                                                                           ---------------
              Uruguay -- 0.3%
    1,600,000 Republic of Uruguay
              7.500%, 3/15/2015                                                  1,464,000
    2,834,959 Republic of Uruguay
              7.875%, 1/15/2033                                                  2,445,152
                                                                           ---------------
                                                                                 3,909,152
                                                                           ---------------
              Venezuela -- 2.2%
   16,535,000 Cerro Negro Finance, Ltd., Note, 144A
              7.900%, 12/01/2020                                                15,377,550
    8,905,000 Petrozuata Finance, Inc., Note, Series B, 144A
              8.220%, 4/01/2017                                                  8,370,700
    3,640,000 Republic of Venezuela
              9.250%, 9/15/2027                                                  3,609,060
                                                                           ---------------
                                                                                27,357,310
                                                                           ---------------
              Total Non-Convertible Bonds (Identified Cost $1,055,352,098)   1,101,572,710
                                                                           ---------------
              Total Bonds and Notes (Identified Cost $1,101,017,021)         1,148,049,340
                                                                           ---------------
   Shares
------------------------------------------------------------------------------------------
Preferred Stocks -- 2.9%
              Philippines -- 0.6%
      156,314 Philippine Long Distance Telephone Co., Sponsored GDR,
              Convertible, $24.80, 12/31/2049                                    7,659,386
                                                                           ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)


   Shares        Description                                                     Value (a)
------------------------------------------------------------------------------------------------
                 United States -- 2.3%
       27,950    AES Trust III, Convertible, Preferred,
                 6.75%, 10/15/2029(c)                                         $     1,306,662
       20,725    CMS Energy Trust I, Convertible, 7.75%, 7/15/2027                  1,051,794
       51,500    Cummins Capital Trust I, Convertible                               4,084,671
       10,000    El Paso Tennessee Pipeline Co. Class A                               505,313
       32,900    Felcor Lodging Trust Inc. (REIT) Convertible,
                 8.08%, 12/31/2049                                                    814,275
       24,550    Host Marriott Finance Trust (REIT), Convertible                    1,356,387
        7,400    Lucent Technologies Capital Trust I, Convertible,
                 7.75%, 3/15/2017(c)                                                7,688,600
       15,000    Newell Financial Trust I, Convertible                                695,625
      217,475    Owens-Illinois, Inc., Convertible, 4.75%, 12/31/2049               9,188,319
       31,875    Pacific Gas & Electric Co.                                           811,219
          800    Pacific Gas & Electric Co., Series G                                  17,480
        9,500    Southern California Edison Co.                                       964,844
       10,000    United Rentals Trust I, Convertible                                  442,500
                                                                              ---------------
                                                                                   28,927,689
                                                                              ---------------
                 Total Preferred Stocks (Identified Cost $30,204,925)              36,587,075
                                                                              ---------------
Common Stocks -- 2.4%
                 Brazil -- 0.3%
      117,000    Cia Vale do Rio Doce, ADR(c)                                       3,698,370
                                                                              ---------------
                 United States -- 2.1%
      224,500    Associated Estates Realty Corp. (REIT)                             2,238,266
       53,260    Chesapeake Energy Corp.                                            1,168,524
       27,045    CIM High Yield Securities Fund                                       108,451
       10,439    Corning, Inc.                                                        116,186
      182,500    Developers Diversified Realty Corp. (REIT)                         7,254,375
      282,500    Duke Energy Corp.(c)                                               7,912,825
       51,300    High Income Opportunity Fund, Inc.(c)                                323,703
       47,136    Morgan Stanley Emerging Markets Debt Fund, Inc.(c)                   434,123
        6,300    Senior High Income Portfolio, Inc.                                    36,666
      117,700    Simon Property Group, Inc.                                         7,130,266
                                                                              ---------------
                                                                                   26,723,385
                                                                              ---------------
                 Total Common Stocks (Identified Cost $20,117,925)                 30,421,755
                                                                              ---------------
  Principal
   Amount
------------------------------------------------------------------------------------------------
Short Term Investments -- 18.5%
$  27,595,571    Repurchase Agreement with Investors Bank & Trust Co. dated
                 3/31/2005 at 2.02% to be repurchased at $27,597,119 on
                 4/1/2005, collateralized by $21,060,000 Federal Home Loan
                 Mortgage Corporation Bond, 3.310%, due 1/15/2033 valued at
                 $21,002,991 and $7,918,380 Federal National Mortgage
                 Association Bond, 3.350%, due 9/25/2032 valued at $7,977,662      27,595,571
    9,156,322    Bank of America, 2.77%, due 4/18/2005(j)                           9,156,322
    9,156,322    Bank of America, 2.82%, due 5/16/2005(j)                           9,156,322
    2,788,315    Bank of Montreal, 2.60%, due 4/04/2005(j)                          2,788,315
   10,061,659    Bank of Montreal, 2.75%, due 4/08/2005(j)                         10,061,659
   16,298,253    Bank of Nova Scotia, 2.70%, due 4/11/2005(j)                      16,298,252
    3,662,529    Bank of Nova Scotia, 2.73%, due 4/14/2005(j)                       3,662,529
    9,156,322    Bank of Nova Scotia, 2.78%, due 4/28/2005(j)                       9,156,322
    5,493,794    Barclays, 2.785%, due 4/25/2005(j)                                 5,493,793
    9,971,327    BGI Institutional Money Market Fund(j)                             9,971,327
   27,468,965    BNP Paribas, 2.73%, due 4/07/2005(j)                              27,468,965
    9,156,322    BNP Paribas, 2.91%, due 6/15/2005(j)                               9,156,322
    3,739,001    Calyon, 2.77%, due 4/21/2005(j)                                    3,739,001
    1,687,750    Den Danske Bank, 2.77%, due 4/26/2005(j)                           1,687,750

  Principal
   Amount        Description                                                            Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investments -- continued
$   3,662,529    Falcon Asset Securitization Corp, 2.727%, due 4/13/2005(j)          $     3,662,529
    8,936,570    Fortis Bank, 2.44%, due 4/14/2005(j)                                      8,936,570
    9,156,322    Fortis Bank, 2.80%, due 4/06/2005(j)                                      9,156,322
    3,967,404    Goldman Sachs Financial Square Prime Obligations Fund(j)                  3,967,404
    9,156,322    Govco Incorporated, 2.60%, due 4/05/2005(j)                               9,156,322
    4,400,129    Keybank, 2.844%, due 4/01/2005(j)                                         4,400,129
    4,527,862    Merrill Lynch Premier Institutional Fund(j)                               4,527,861
    2,613,819    Merrimac Cash Fund-Premium Class(j)                                       2,613,819
    9,156,322    Rabobank Nederland, 2.78%, due 4/29/2005(j)                               9,156,322
    9,907,208    Royal Bank of Scotland, 2.75%, due 4/05/2005(j)                           9,907,208
    9,156,322    Svenska Handlesbanken, 2.70%, due 4/11/2005(j)                            9,156,322
    1,831,264    The Bank of the West, 2.79%, due 4/22/2005(j)                             1,831,264
    1,831,264    Toronto Dominion Bank, 3.01%, due 6/24/2005(j)                            1,831,264
    3,662,529    UBS AG, 2.805%, due 5/03/2005(j)                                          3,662,529
    3,662,529    Wells Fargo, 2.78%, due 4/20/2005(j)                                      3,662,529
    1,290,927    Wells Fargo, 2.79%, due 4/08/2005(j)                                      1,290,927
    1,831,264    Yorktown Capital LLC, 2.636%, due 4/01/2005(j)                            1,831,264
                                                                                     ---------------
                 Total Short Term Investments (Identified Cost $234,143,036)             234,143,035
                                                                                     ---------------
                 Total Investments -- 114.7%
                 (Identified Cost $1,385,482,907)(b)                                   1,449,201,205
                 Other assets less liabilities                                          (186,158,775)
                                                                                     ---------------
                 Total Net Assets -- 100%                                            $ 1,263,042,430
                                                                                     ===============
          (a)    See Note 2a of Notes to Financial Statements.
          (b)    Federal Tax Information:
                 At March 31, 2005, the net unrealized appreciation on investments based on cost of $1,387,882,786 for federal income tax purposes was as follows:
                 Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                     $    75,837,320
                 Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                         (14,518,901)
                                                                                     ---------------
                 Net unrealized appreciation                                         $    61,318,419
                                                                                     ===============
                 At September 30, 2004, the Fund had a capital loss carryover of approximately
                 $49,383,086 of which $3,167,856 expires on September 30, 2007, $6,500,127 expires on September 30, 2008, $10,848,517 expires on September 30, 2009,
                 $21,770,312 expires on September 30, 2010 and $7,096,274 expires on September
                 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
          (c)    All or a portion of this security was on loan to brokers at March 31, 2005.
          (d)    Non-income producing security.
          (e)    Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
          (f)    Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
          (g)    Security is in default of principal and interest payment.
          (h)    Illiquid security. At March 31, 2005, the value of these securities amounted to
                 $56,207,332 or 4.45% of net assets.
          (i)    Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
          (j)    Represents investments of securities lending collateral.

                See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

ADR/GDR An American Depositary (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a
        Custodian Bank representing the right to receive securities of the foreign issuer described.
        The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
    FRN Floating Rate Note
    MTN Medium Term Note
   REIT Real Estate Investment Trust
 yankee U.S. dollar denominated security issued by a non-U.S. company.
   144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $108,326,607 or
        8.6% of net assets.
    BRL Brazilian Real
    CAD Canadian Dollar
    EUR Euro
    GBP British Pound
    MXN Mexican Peso
    NOK Norwegian Krone
    NZD New Zealand Dollar
    SEK Swedish Krona
    SGD Singapore Dollar
    THB Thai Baht
    ZAR South African Rand

Holdings at March 31, 2005 as a Percentage of Net Assets (unaudited)

                        Treasuries                19.1%
                        Sovereigns                15.9
                        Foreign Local Governments  7.8
                        Technology                 6.2
                        Government Agencies        4.3
                        Wirelines                  4.3
                        Electric                   3.9
                        Banking                    3.8
                        Transportation Services    3.2
                        Automotive                 2.3
                        Pharmaceuticals            2.1
                        Other, less than 2% each  23.3

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                      STATEMENTS OF ASSETS & LIABILITIES

March 31, 2005 (unaudited)

                                                                                            Limited Term
                                                                                             Government
                                           Core Plus Bond Fund      High Income Fund       and Agency Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
ASSETS
 Investments at cost                      $         271,892,033  $          45,774,251  $         230,225,463
 Net unrealized appreciation
   (depreciation)                                     3,248,428              2,457,698               (959,049)
                                          ---------------------  ---------------------  ---------------------
   Investments at value(a)                          275,140,461             48,231,949            229,266,414
 Receivable for Fund shares sold                        495,007                 15,703                 30,472
 Receivable for securities sold                              --                347,065                 13,236
 Dividends and interest receivable                    3,200,570                745,687              1,082,038
 Tax reclaims receivable                                     --                    144                     --
 Receivable from investment adviser                      22,626                     --                  9,225
 Securities lending income receivable                     1,972                  3,888                  5,318
 Prepaid insurance expense                                  749                    116                  1,227
                                          ---------------------  ---------------------  ---------------------
   TOTAL ASSETS                                     278,861,385             49,344,552            230,407,930
                                          ---------------------  ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value                                              5,040,121              6,386,573             43,758,180
 Payable for securities purchased                     6,255,140                170,207                     --
 Payable for Fund shares redeemed                       947,653                130,900                168,135
 Dividends payable                                      372,140                108,366                106,946
 Management fees payable                                 96,522                 22,509                 80,776
 Deferred Trustees' fees                                176,614                 41,827                154,953
 Transfer agent fees payable                            373,022                  9,170                 49,940
 Accounting and administrative fees
   payable                                               19,790                  2,434                 12,077
 Payable for when-issued securities                          --                     --             11,789,466
 Deferred expense payable                                    --                     --                     --
 Other accounts payable and accrued
   expenses                                              85,120                 31,745                 63,979
                                          ---------------------  ---------------------  ---------------------
   TOTAL LIABILITIES                                 13,366,122              6,903,731             56,184,452
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $         265,495,263  $          42,440,821  $         174,223,478
                                          =====================  =====================  =====================
NET ASSETS CONSIST OF:
 Paid in capital                          $         284,483,693  $         124,130,868  $         195,120,845
 Undistributed (overdistributed) net
   investment income                                    (41,105)              (107,098)              (398,504)
 Accumulated net realized gain (loss)
   on investments                                   (22,211,973)           (84,043,007)           (19,539,814)
 Net unrealized appreciation
   (depreciation) of investments and
   foreign currency translations                      3,264,648              2,460,058               (959,049)
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $         265,495,263  $          42,440,821  $         174,223,478
                                          =====================  =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $         109,329,031  $          23,928,642  $         150,251,581
                                          =====================  =====================  =====================
   Shares of beneficial interest                      9,565,368              4,873,758             13,508,935
                                          =====================  =====================  =====================
   Net asset value and redemption price
    per share                             $               11.43  $                4.91  $               11.12
                                          =====================  =====================  =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value)                      $               11.97  $                5.14  $               11.46
                                          =====================  =====================  =====================
 Class B shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charges)
   Net assets                             $         139,669,624  $          15,644,781  $          17,421,335
                                          =====================  =====================  =====================
   Shares of beneficial interest                     12,210,695              3,184,714              1,569,903
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $               11.44  $                4.91  $               11.10
                                          =====================  =====================  =====================
 Class C shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charges)
   Net assets                             $           6,043,707  $           2,867,398  $           6,049,392
                                          =====================  =====================  =====================
   Shares of beneficial interest                        528,013                583,910                544,267
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $               11.45  $                4.91  $               11.11
                                          =====================  =====================  =====================
 Class Y shares:
   Net assets                             $          10,452,901  $                  --  $             501,170
                                          =====================  =====================  =====================
   Shares of beneficial interest                        910,809                     --                 44,906
                                          =====================  =====================  =====================
   Net asset value, offering and
    redemption price per share            $               11.48  $                  --  $               11.16
                                          =====================  =====================  =====================

(a) Including securities on loan with
 market values of:                        $           4,919,602  $           6,210,266  $          43,001,407
                                          =====================  =====================  =====================

                See accompanying notes to financial statements.


        Massachusetts Tax          Municipal              Strategic
        Free Income Fund          Income Fund            Income Fund
      ---------------------  ---------------------  ---------------------
                             ---------------------  ---------------------
      $          77,996,491  $         108,011,089  $       1,385,482,907
                  3,880,232              3,741,334             63,718,298
      ---------------------  ---------------------  ---------------------
                 81,876,723            111,752,423          1,449,201,205
                      1,853                  1,957             16,172,970
                         --              1,563,736                     --
                  1,308,197              1,679,527             16,839,939
                         --                     --                 11,264
                         --                     --                     --
                         --                     --                 39,430
                        220                    315                  1,576
      ---------------------  ---------------------  ---------------------
                 83,186,993            114,997,958          1,482,266,384
      ---------------------  ---------------------  ---------------------
                         --                     --            206,547,464
                  1,098,970                     --              8,252,702
                     57,104                 41,141              1,155,036
                     62,243                110,342              2,276,944
                     41,842                 47,323                632,566
                     48,372                103,787                101,665
                     17,627                 27,951                 32,457
                      5,411                  8,110                 67,024
                         --                     --                     --
                         --                     --                 69,643
                     35,096                 48,711                 88,453
      ---------------------  ---------------------  ---------------------
                  1,366,665                387,365            219,223,954
      ---------------------  ---------------------  ---------------------
      $          81,820,328  $         114,610,593  $       1,263,042,430
      =====================  =====================  =====================
      $          80,577,978  $         112,017,332  $       1,239,730,227
                     17,992                150,514                749,097
                 (2,655,874)            (1,298,587)           (41,158,670)
                  3,880,232              3,741,334             63,721,776
      ---------------------  ---------------------  ---------------------
      $          81,820,328  $         114,610,593  $       1,263,042,430
      =====================  =====================  =====================
      $          77,767,103  $         106,473,498  $         608,326,284
      =====================  =====================  =====================
                  4,712,337             14,349,205             43,685,186
      =====================  =====================  =====================
      $               16.50  $                7.42  $               13.93
      =====================  =====================  =====================
      $               17.23  $                7.77  $               14.59
      =====================  =====================  =====================
      $           4,053,225  $           8,137,095  $         136,829,040
      =====================  =====================  =====================
                    246,155              1,095,371              9,791,727
      =====================  =====================  =====================
      $               16.47  $                7.43  $               13.97
      =====================  =====================  =====================
      $                  --  $                  --  $         489,501,491
      =====================  =====================  =====================
                         --                     --             35,045,611
      =====================  =====================  =====================
      $                  --  $                  --  $               13.97
      =====================  =====================  =====================
      $                  --  $                  --  $          28,385,615
      =====================  =====================  =====================
                         --                     --              2,038,523
      =====================  =====================  =====================
      $                  --  $                  --  $               13.92
      =====================  =====================  =====================

      $                  --  $                  --  $         201,196,066
      =====================  =====================  =====================

                           STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2005 (unaudited)

                                                                                            Limited Term
                                                                                             Government
                                           Core Plus Bond Fund      High Income Fund       and Agency Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
INVESTMENT INCOME
 Dividends                                $                  --  $              47,916  $                  --
 Interest                                             7,114,625              1,793,928              2,328,896
 Securities lending income                               12,438                 18,351                  8,250
 Less net foreign taxes withheld                             --                   (618)                    --
                                          ---------------------  ---------------------  ---------------------
                                                      7,127,063              1,859,577              2,337,146
                                          ---------------------  ---------------------  ---------------------
 Expenses
   Management fees                                      587,536                137,110                356,566
   Service fees - Class A                               145,986                 31,755                135,203
   Service and distribution fees -
    Class B                                             731,035                 86,755                 48,995
   Service and distribution fees -
    Class C                                              31,011                 14,743                 32,593
   Trustees' fees and expenses                           26,922                 10,272                 13,238
   Accounting and administrative                         94,223                 14,609                 42,311
   Custodian                                             44,878                 28,721                 31,413
   Transfer agent fees - Class A, Class
    B, Class C                                          494,565                 54,189                117,839
   Transfer agent fees - Class Y                         29,869                     --                  8,250
   Audit and tax services                                15,616                 16,613                 12,249
   Legal                                                  9,972                  1,696                  5,185
   Shareholder reporting                                 35,322                 13,193                 15,381
   Registration                                          29,335                 16,631                 20,209
   Miscellaneous                                         16,922                  6,384                 13,576
                                          ---------------------  ---------------------  ---------------------
 Total expenses                                       2,293,192                432,671                853,008
   Less waiver                                         (124,578)                    --                 (4,425)
                                          ---------------------  ---------------------  ---------------------
 Net expenses                                         2,168,614                432,671                848,583
                                          ---------------------  ---------------------  ---------------------
 Net investment income                                4,958,449              1,426,906              1,488,563
                                          ---------------------  ---------------------  ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                  2,037,425              1,105,823                (39,594)
   Foreign currency transactions - net                   41,818                   (986)                    --
 Change in unrealized appreciation
   (depreciation) of:
   Investments - net                                 (5,655,298)              (221,597)            (1,694,078)
   Foreign currency transactions - net                   (4,532)                 1,718                     --
                                          ---------------------  ---------------------  ---------------------
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                             (3,580,587)               884,958             (1,733,672)
                                          ---------------------  ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $           1,377,862  $           2,311,864  $            (245,109)
                                          =====================  =====================  =====================

                See accompanying notes to financial statements.


        Massachusetts Tax          Municipal              Strategic
        Free Income Fund          Income Fund            Income Fund
      ---------------------  ---------------------  ---------------------
      ---------------------  ---------------------  ---------------------
      $                  --  $                  --  $           1,720,351
                  2,001,591              2,793,942             26,955,070
                         --                     --                130,578
                         --                     --                (48,273)
      ---------------------  ---------------------  ---------------------
                  2,001,591              2,793,942             28,757,726
      ---------------------  ---------------------  ---------------------
                    249,213                282,624              2,981,664
                     98,571                136,170                574,008
                     21,072                 42,773                674,200
                         --                     --              1,819,431
                     11,677                 17,141                 32,375
                     27,560                 39,405                318,487
                     19,447                 20,344                 99,925
                     64,645                 89,045                539,635
                         --                     --                 13,793
                     12,323                 12,973                 17,610
                      3,190                  5,185                 12,964
                     12,660                 10,727                 49,415
                      9,089                 16,800                 36,600
                      6,035                 12,434                 35,750
      ---------------------  ---------------------  ---------------------
                    535,482                685,621              7,205,857
                         --                     --                     --
      ---------------------  ---------------------  ---------------------
                    535,482                685,621              7,205,857
      ---------------------  ---------------------  ---------------------
                  1,466,109              2,108,321             21,551,869
      ---------------------  ---------------------  ---------------------
                    352,280                959,167              8,992,878
                         --                     --                538,550
                   (738,211)            (1,789,956)             9,571,296
                         --                     --               (296,098)
      ---------------------  ---------------------  ---------------------
                   (385,931)              (830,789)            18,806,626
      ---------------------  ---------------------  ---------------------
      $           1,080,178  $           1,277,532  $          40,358,495
      =====================  =====================  =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                  Six Months Ended
                                                     March 31,             Year Ended
                                                        2005              September 30,
                                                    (unaudited)               2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           4,958,449  $          11,076,363
  Net realized gain (loss) on investments and
   foreign currency transactions                           2,079,243              9,525,887
  Net change in unrealized appreciation
   (depreciation) of investments                          (5,659,830)            (6,354,947)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         1,377,862             14,247,303
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (3,372,215)            (5,832,828)
   Class B                                                (3,628,955)            (5,866,726)
   Class C                                                  (154,352)              (259,130)
   Class Y                                                  (329,690)              (806,864)
                                               ---------------------  ---------------------
                                                          (7,485,212)           (12,765,548)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE
 TRANSACTIONS                                            (14,065,774)           (36,519,835)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                       465                    164
   Class B                                                       582                    204
   Class C                                                        25                      7
   Class Y                                                        43                     17
                                               ---------------------  ---------------------
                                                               1,115                    392
                                               ---------------------  ---------------------
  Total increase (decrease) in net assets                (20,172,009)           (35,037,688)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of period                                    285,667,272            320,704,960
                                               ---------------------  ---------------------
  End of period                                $         265,495,263  $         285,667,272
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $             (41,105) $           2,485,658
                                               =====================  =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                  Six Months Ended
                                                     March 31,             Year Ended
                                                        2005              September 30,
                                                    (unaudited)               2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           1,426,906  $           3,223,716
  Net realized gain (loss) on investments and
   foreign currency transactions                           1,104,837              2,160,377
  Net change in unrealized appreciation
   (depreciation) of investments                            (219,879)              (389,892)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         2,311,864              4,994,201
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                  (833,413)            (1,756,090)
   Class B                                                  (505,123)            (1,304,202)
   Class C                                                   (85,448)              (172,398)
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                          (1,423,984)            (3,232,690)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE
 TRANSACTIONS                                             (3,667,388)            (6,616,858)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                     2,033                    146
   Class B                                                     1,362                    110
   Class C                                                       236                     16
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                               3,631                    272
                                               ---------------------  ---------------------
  Total increase (decrease) in net assets                 (2,775,877)            (4,855,075)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of period                                     45,216,698             50,071,773
                                               ---------------------  ---------------------
  End of period                                $          42,440,821  $          45,216,698
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $            (107,098) $            (110,020)
                                               =====================  =====================

                                                  Limited Term Government and Agency Fund
                                               --------------------------------------------
                                                  Six Months Ended
                                                     March 31,             Year Ended
                                                        2005              September 30,
                                                    (unaudited)               2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           1,488,563  $           3,418,590
  Net realized gain (loss) on investments and
   foreign currency transactions                             (39,594)             1,021,149
  Net change in unrealized appreciation
   (depreciation) of investments                          (1,694,078)            (2,043,680)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                          (245,109)             2,396,059
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (1,572,384)            (4,112,174)
   Class B                                                  (105,816)              (358,642)
   Class C                                                   (70,326)              (232,332)
   Class Y                                                   (28,424)              (214,192)
                                               ---------------------  ---------------------
                                                          (1,776,950)            (4,917,340)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE
 TRANSACTIONS                                             48,256,293            (16,942,090)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Total increase (decrease) in net assets                 46,234,234            (19,463,371)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of period                                    127,989,244            147,452,615
                                               ---------------------  ---------------------
  End of period                                $         174,223,478  $         127,989,244
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $            (398,504) $            (110,117)
                                               =====================  =====================

                See accompanying notes to financial statements.

     Massachusetts Tax Free Income Fund                     Municipal Income Fund
--------------------------------------------    --------------------------------------------
   Six Months Ended                                Six Months Ended
      March 31,               Year Ended              March 31,             Year Ended
         2005                September 30,               2005              September 30,
     (unaudited)                 2004                (unaudited)               2004
---------------------    ---------------------  ---------------------  ---------------------
                         ---------------------  ---------------------  ---------------------
$           1,466,109    $           3,273,976  $           2,108,321  $           5,063,313
              352,280                 (325,070)               959,167               (199,243)
             (738,211)               1,181,062             (1,789,956)             1,189,663
---------------------    ---------------------  ---------------------  ---------------------
            1,080,178                4,129,968              1,277,532              6,053,733
---------------------    ---------------------  ---------------------  ---------------------
           (1,407,423)              (3,115,670)            (1,981,283)            (4,693,919)
              (59,317)                (157,408)              (123,364)              (324,812)
                   --                       --                     --                     --
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
           (1,466,740)              (3,273,078)            (2,104,647)            (5,018,731)
---------------------    ---------------------  ---------------------  ---------------------
           (3,654,202)              (7,548,538)            (5,450,785)           (17,936,186)
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
           (4,040,764)              (6,691,648)            (6,277,900)           (16,901,184)
---------------------    ---------------------  ---------------------  ---------------------
           85,861,092               92,552,740            120,888,493            137,789,677
---------------------    ---------------------  ---------------------  ---------------------
$          81,820,328    $          85,861,092  $         114,610,593  $         120,888,493
=====================    =====================  =====================  =====================
$              17,992    $              18,623  $             150,514  $             146,840
=====================    =====================  =====================  =====================

            Strategic Income Fund
--------------------------------------------
   Six Months Ended
      March 31,             Year Ended
         2005              September 30,
     (unaudited)               2004
---------------------  ---------------------
---------------------  ---------------------
$          21,551,869  $          27,670,276
            9,531,428             15,404,828
            9,275,198             21,984,923
---------------------  ---------------------
           40,358,495             65,060,027
---------------------  ---------------------
          (13,266,322)           (14,995,915)
           (3,372,782)            (6,962,890)
           (8,898,283)            (8,540,977)
             (583,273)              (428,194)
---------------------  ---------------------
          (26,120,660)           (30,927,976)
---------------------  ---------------------
          509,940,542            377,319,844
---------------------  ---------------------
               12,802                  1,885
                3,599                    817
               10,191                  1,391
                  563                     65
---------------------  ---------------------
               27,155                  4,158
---------------------  ---------------------
          524,205,532            411,456,053
---------------------  ---------------------
          738,836,898            327,380,845
---------------------  ---------------------
$       1,263,042,430  $         738,836,898
=====================  =====================
$             749,097  $           5,317,888
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                               Income (loss) from investment operations:            Less distributions:
                               ---------------------------------------   -----------------------------------------

                    Net asset
                     value,                    Net realized                Dividends    Distributions
                    beginning      Net        and unrealized Total from       from        from net
                       of       investment    gain (loss) on investment  net investment   realized        Total      Redemption
                     period       income       investments   operations      income     capital gains distributions     fee
                    ---------- ----------     -------------- ----------  -------------- ------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
  03/31/2005(k)     $    11.69 $     0.23(c)    $    (0.15)  $     0.08    $    (0.34)   $       --    $    (0.34)       0.00(g)
  09/30/2004             11.63       0.47(c)          0.13         0.60         (0.54)           --         (0.54)       0.00(g)
  09/30/2003(f)          11.28       0.37(c)          0.34         0.71         (0.36)           --         (0.36)         --
  12/31/2002             11.59       0.63(c)         (0.32)        0.31         (0.62)           --         (0.62)         --
  12/31/2001(d)          11.52       0.73             0.10         0.83         (0.76)           --         (0.76)         --
  12/31/2000             11.51       0.78             0.03         0.81         (0.80)           --         (0.80)         --
  12/31/1999             12.36       0.81            (0.86)       (0.05)        (0.79)        (0.01)        (0.80)         --
   Class B
  03/31/2005(k)          11.70       0.19(c)         (0.16)        0.03         (0.29)           --         (0.29)       0.00(g)
  09/30/2004             11.62       0.38(c)          0.14         0.52         (0.44)           --         (0.44)       0.00(g)
  09/30/2003(f)          11.28       0.30(c)          0.34         0.64         (0.30)           --         (0.30)         --
  12/31/2002             11.59       0.55(c)         (0.32)        0.23         (0.54)           --         (0.54)         --
  12/31/2001(d)          11.51       0.64             0.10         0.74         (0.66)           --         (0.66)         --
  12/31/2000             11.51       0.70             0.02         0.72         (0.72)           --         (0.72)         --
  12/31/1999             12.36       0.72            (0.86)       (0.14)        (0.70)        (0.01)        (0.71)         --
   Class C
  03/31/2005(k)          11.71       0.19(c)         (0.16)        0.03         (0.29)           --         (0.29)       0.00(g)
  09/30/2004             11.63       0.38(c)          0.14         0.52         (0.44)           --         (0.44)       0.00(g)
  09/30/2003(f)          11.29       0.30(c)          0.34         0.64         (0.30)           --         (0.30)         --
  12/31/2002             11.60       0.55(c)         (0.32)        0.23         (0.54)           --         (0.54)         --
  12/31/2001(d)          11.52       0.65             0.09         0.74         (0.66)           --         (0.66)         --
  12/31/2000             11.52       0.70             0.02         0.72         (0.72)           --         (0.72)         --
  12/31/1999             12.37       0.72            (0.86)       (0.14)        (0.70)        (0.01)        (0.71)         --
   Class Y
  03/31/2005(k)          11.74       0.25(c)         (0.15)        0.09         (0.35)           --         (0.35)       0.00(g)
  09/30/2004             11.69       0.50(c)          0.13         0.63         (0.58)           --         (0.58)       0.00(g)
  09/30/2003(f)          11.33       0.41(c)          0.35         0.76         (0.40)           --         (0.40)         --
  12/31/2002             11.63       0.69(c)         (0.32)        0.37         (0.67)           --         (0.67)         --
  12/31/2001(d)          11.54       0.79             0.10         0.89         (0.80)           --         (0.80)         --
  12/31/2000             11.54       0.83             0.01         0.84         (0.84)           --         (0.84)         --
  12/31/1999             12.38       0.85            (0.86)       (0.01)        (0.82)        (0.01)        (0.83)         --
HIGH INCOME FUND*
   Class A
  03/31/2005(k)     $     4.82 $     0.16(c)    $     0.09   $     0.25    $    (0.16)   $       --    $    (0.16)       0.00(g)
  09/30/2004              4.65       0.33(c)          0.17         0.50         (0.33)           --         (0.33)       0.00(g)
  09/30/2003(f)           4.12       0.25(c)          0.53         0.78         (0.25)           --         (0.25)         --
  12/31/2002              4.94       0.39(c)         (0.82)       (0.43)        (0.39)           --         (0.39)         --
  12/31/2001(d)           6.21       0.66            (1.25)       (0.59)        (0.68)           --         (0.68)         --
  12/31/2000              8.30       0.86            (2.11)       (1.25)        (0.84)           --         (0.84)         --
  12/31/1999              8.86       0.89            (0.54)        0.35         (0.91)           --         (0.91)         --
   Class B
  03/31/2005(k)           4.83       0.15(c)          0.08         0.23         (0.15)           --         (0.15)       0.00(g)
  09/30/2004              4.65       0.30(c)          0.18         0.48         (0.30)           --         (0.30)       0.00(g)
  09/30/2003(f)           4.12       0.23(c)          0.53         0.76         (0.23)           --         (0.23)         --
  12/31/2002              4.95       0.36(c)         (0.83)       (0.47)        (0.36)           --         (0.36)         --
  12/31/2001(d)           6.22       0.62            (1.26)       (0.64)        (0.63)           --         (0.63)         --
  12/31/2000              8.30       0.81            (2.11)       (1.30)        (0.78)           --         (0.78)         --
  12/31/1999              8.85       0.82            (0.53)        0.29         (0.84)           --         (0.84)         --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)Amount is less than one tenth of one percent.

                See accompanying notes to financial statements.

                                          Ratios to average net assets:
                                     ----------------------------------------

Net asset                Net assets,            Expenses after
value, end     Total       end of               reimbursement/ Net investment Portfolio
    of        return     the period   Expenses      waiver         income     turnover
the period    (%) (a)      (000's)   (%) (b)(i)    (%) (b)        (%) (b)     rate (%)
---------- ---------     ----------- ---------- -------------- -------------- ---------
$    11.43       0.6(h)  $  109,329       1.23         1.15(j)        3.94           23
     11.69       5.3(h)     120,009       1.22         1.19(j)        4.05           69
     11.63       6.4        133,887       1.28          N/A           4.31           61
     11.28       2.8        147,647       1.18          N/A           5.65           65
     11.59       7.2        173,836       1.09          N/A           6.26           84
     11.52       7.4        174,969       1.04          N/A           7.03           83
     11.51      (0.3)       213,769       0.97          N/A           6.87           63
     11.44       0.2(h)     139,670       1.98         1.90(j)        3.19           23
     11.70       4.6(h)     148,556       1.97         1.94(j)        3.29           69
     11.62       5.8        161,317       2.03          N/A           3.55           61
     11.28       2.1        141,188       1.93          N/A           4.90           65
     11.59       6.5        127,520       1.84          N/A           5.49           84
     11.51       6.5        100,353       1.79          N/A           6.28           83
     11.51      (1.1)        89,213       1.72          N/A           6.12           63
     11.45       0.2(h)       6,044       1.98         1.90(j)        3.18           23
     11.71       4.6(h)       6,162       1.98         1.94(j)        3.30           69
     11.63       5.8          7,612       2.03          N/A           3.55           61
     11.29       2.1          9,024       1.93          N/A           4.90           65
     11.60       6.5         11,470       1.84          N/A           5.52           84
     11.52       6.5         12,541       1.79          N/A           6.28           83
     11.52      (1.1)        14,872       1.72          N/A           6.12           63
     11.48       0.8(h)      10,453       1.16         0.90(j)        4.19           23
     11.74       5.5(h)      10,941       0.98         0.94(j)        4.30           69
     11.69       6.9         17,889       0.73          N/A           4.85           61
     11.33       3.5         18,346       0.67          N/A           6.15           65
     11.63       7.8         17,351       0.67          N/A           6.68           84
     11.54       7.6         14,013       0.67          N/A           7.40           83
     11.54      (0.0)(e)     10,320       0.72          N/A           7.12           63
$     4.91       5.3     $   23,929       1.56          N/A           6.57           21
      4.82      11.1         24,641       1.65          N/A           6.97           51
      4.65      19.5         23,809       1.71          N/A           7.62           41
      4.12      (8.9)        22,454       1.58          N/A           8.85          114
      4.94     (10.7)        33,471       1.47          N/A          11.31           65
      6.21     (16.1)        46,960       1.36          N/A          11.47           60
      8.30       4.0         74,589       1.28          N/A          10.22           89
      4.91       4.6         15,645       2.31          N/A           5.84           21
      4.83      10.5         17,967       2.40          N/A           6.22           51
      4.65      18.8         23,405       2.46          N/A           6.89           41
      4.12      (9.7)        23,031       2.33          N/A           8.10          114
      4.95     (11.3)        34,713       2.22          N/A          10.56           65
      6.22     (16.6)        47,793       2.11          N/A          10.72           60
      8.30       3.3         70,218       2.03          N/A           9.47           89

(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total returns would have been lower.
(i)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses. Prior to 2005, expenses in this table were presented net of such waivers and/or reimbursements.
(j)The investment adviser waived a portion of its advisory fee during the period. Without this waiver, expenses would have been higher.
(k)For the six months ended March 31, 2005 (unaudited).
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                          Income (loss) from investment operations:            Less distributions:
                                          ---------------------------------------   -----------------------------------------

                               Net asset
                                value,                    Net realized                Dividends    Distributions
                               beginning      Net        and unrealized Total from       from        from net
                                  of       investment    gain (loss) on investment  net investment   realized        Total
                                period       income       investments   operations      income     capital gains distributions
                               ---------- ----------     -------------- ----------  -------------- ------------- -------------
HIGH INCOME FUND* (continued)
   Class C
  03/31/2005(h)                $     4.83 $     0.14(c)    $     0.08   $     0.22    $    (0.14)   $       --    $    (0.14)
  09/30/2004                         4.65       0.30(c)          0.18         0.48         (0.30)           --         (0.30)
  09/30/2003(e)                      4.12       0.23(c)          0.53         0.76         (0.23)           --         (0.23)
  12/31/2002                         4.94       0.36(c)         (0.82)       (0.46)        (0.36)           --         (0.36)
  12/31/2001(d)                      6.22       0.61            (1.26)       (0.65)        (0.63)           --         (0.63)
  12/31/2000                         8.30       0.81            (2.11)       (1.30)        (0.78)           --         (0.78)
  12/31/1999                         8.85       0.82            (0.53)        0.29         (0.84)           --         (0.84)
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  03/31/2005(h)                $    11.30 $     0.14(c)    $    (0.16)  $    (0.02)   $    (0.16)   $       --    $    (0.16)
  09/30/2004                        11.51       0.30(c)         (0.09)        0.21         (0.42)           --         (0.42)
  09/30/2003(e)                     11.73       0.21(c)         (0.07)        0.14         (0.36)           --         (0.36)
  12/31/2002                        11.36       0.42(c)          0.49         0.91         (0.54)           --         (0.54)
  12/31/2001(d)                     11.16       0.51             0.25         0.76         (0.56)           --         (0.56)
  12/31/2000                        10.97       0.69             0.20         0.89         (0.70)           --         (0.70)
  12/31/1999                        11.70       0.66            (0.74)       (0.08)        (0.65)           --         (0.65)
   Class B
  03/31/2005(h)                     11.28       0.10(c)         (0.16)       (0.06)        (0.12)           --         (0.12)
  09/30/2004                        11.49       0.22(c)         (0.09)        0.13         (0.34)           --         (0.34)
  09/30/2003(e)                     11.71       0.15(c)         (0.06)        0.09         (0.31)           --         (0.31)
  12/31/2002                        11.34       0.35(c)          0.48         0.83         (0.46)           --         (0.46)
  12/31/2001(d)                     11.14       0.44             0.24         0.68         (0.48)           --         (0.48)
  12/31/2000                        10.95       0.62             0.20         0.82         (0.63)           --         (0.63)
  12/31/1999                        11.69       0.59            (0.75)       (0.16)        (0.58)           --         (0.58)
   Class C
  03/31/2005(h)                     11.30       0.10(c)         (0.17)       (0.07)        (0.12)           --         (0.12)
  09/30/2004                        11.50       0.22(c)         (0.08)        0.14         (0.34)           --         (0.34)
  09/30/2003(e)                     11.72       0.15(c)         (0.06)        0.09         (0.31)           --         (0.31)
  12/31/2002                        11.35       0.35(c)          0.48         0.83         (0.46)           --         (0.46)
  12/31/2001(d)                     11.15       0.44             0.24         0.68         (0.48)           --         (0.48)
  12/31/2000                        10.96       0.62             0.20         0.82         (0.63)           --         (0.63)
  12/31/1999                        11.70       0.59            (0.75)       (0.16)        (0.58)           --         (0.58)
   Class Y
  03/31/2005(h)                     11.34       0.14(c)         (0.15)       (0.01)        (0.17)           --         (0.17)
  09/30/2004                        11.55       0.32(c)         (0.09)        0.23         (0.44)           --         (0.44)
  09/30/2003(e)                     11.78       0.25(c)         (0.08)        0.17         (0.40)           --         (0.40)
  12/31/2002                        11.41       0.48(c)          0.48         0.96         (0.59)           --         (0.59)
  12/31/2001(d)                     11.20       0.56             0.26         0.82         (0.61)           --         (0.61)
  12/31/2000                        11.00       0.75             0.19         0.94         (0.74)           --         (0.74)
  12/31/1999                        11.73       0.70            (0.74)       (0.04)        (0.69)           --         (0.69)






                                Redemption
                                   fee
                               ----------
HIGH INCOME FUND* (continued)
   Class C
  03/31/2005(h)                $     0.00(f)
  09/30/2004                         0.00(f)
  09/30/2003(e)                        --
  12/31/2002                           --
  12/31/2001(d)                        --
  12/31/2000                           --
  12/31/1999                           --
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  03/31/2005(h)                $       --
  09/30/2004                           --
  09/30/2003(e)                        --
  12/31/2002                           --
  12/31/2001(d)                        --
  12/31/2000                           --
  12/31/1999                           --
   Class B
  03/31/2005(h)                        --
  09/30/2004                           --
  09/30/2003(e)                        --
  12/31/2002                           --
  12/31/2001(d)                        --
  12/31/2000                           --
  12/31/1999                           --
   Class C
  03/31/2005(h)                        --
  09/30/2004                           --
  09/30/2003(e)                        --
  12/31/2002                           --
  12/31/2001(d)                        --
  12/31/2000                           --
  12/31/1999                           --
   Class Y
  03/31/2005(h)                        --
  09/30/2004                           --
  09/30/2003(e)                        --
  12/31/2002                           --
  12/31/2001(d)                        --
  12/31/2000                           --
  12/31/1999                           --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, for High Income Fund was to decrease net investment income per share by $.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $.04 for Class A, B, C, and Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C, and 5.34% to 4.98% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(e)For the nine months ended September 30, 2003.
(f)Amount rounds to less than $0.01.

                See accompanying notes to financial statements.

                                       Ratios to average net assets:
                                  ----------------------------------------

Net asset             Net assets,            Expenses after
value, end   Total      end of               reimbursement/ Net investment Portfolio
    of      return    the period   Expenses      waiver         income     turnover
the period  (%) (a)     (000's)   (%) (b)(g)    (%) (b)        (%) (b)     rate (%)
---------- ---------  ----------- ---------- -------------- -------------- ---------
$     4.91       4.6  $    2,867       2.31          N/A           5.81           21
      4.83      10.5       2,608       2.40          N/A           6.22           51
      4.65      18.8       2,858       2.46          N/A           6.89           41
      4.12      (9.5)      2,605       2.33          N/A           8.10          114
      4.94     (11.5)      4,153       2.22          N/A          10.54           65
      6.22     (16.6)      5,369       2.11          N/A          10.72           60
      8.30       3.3       9,138       2.03          N/A           9.47           89
$    11.12      (0.2) $  150,252       1.25          N/A           2.45           56
     11.30       1.9     106,701       1.32          N/A           2.60           80
     11.51       1.2     117,225       1.37          N/A           2.41           53
     11.73       8.2     106,013       1.35          N/A           3.66           88
     11.36       6.9     109,189       1.42          N/A           4.52          275
     11.16       8.3     118,833       1.40          N/A           6.18          384
     10.97      (0.7)    149,756       1.33          N/A           5.91          400
     11.10      (0.5)     17,421       2.00          N/A           1.70           56
     11.28       1.2      10,107       2.00          N/A           1.95           80
     11.49       0.7      14,637       2.02          N/A           1.77           53
     11.71       7.5      16,263       2.00          N/A           3.01           88
     11.34       6.2      14,317       2.07          N/A           3.85          275
     11.14       7.7      11,884       2.05          N/A           5.53          384
     10.95      (1.4)     14,601       1.98          N/A           5.26          400
     11.11      (0.6)      6,049       2.00          N/A           1.71           56
     11.30       1.3       6,949       2.00          N/A           1.94           80
     11.50       0.7       8,704       2.02          N/A           1.77           53
     11.72       7.5       8,079       2.00          N/A           3.01           88
     11.35       6.2       5,851       2.07          N/A           3.89          275
     11.15       7.7       6,617       2.05          N/A           5.53          384
     10.96      (1.4)      9,054       1.98          N/A           5.26          400
     11.16      (0.1)        501       1.67         1.21(i)        2.49           56
     11.34       2.1       4,233       1.13          N/A           2.82           80
     11.55       1.5       6,886       0.93          N/A           2.87           53
     11.78       8.6       8,529       0.88          N/A           4.14           88
     11.41       7.4       3,441       0.95          N/A           4.98          275
     11.20       8.8       3,254       0.95          N/A           6.63          384
     11.00      (0.3)      7,086       0.98          N/A           6.26          400

(g)Represents total expenses prior to waiver of a portion of the Fund's transfer agent expenses.
(h)For the six months ended March 31, 2005 (unaudited).
(i)IXIS Services waived a portion of its transfer agent fee during the period. Without this waiver, expenses would have been higher.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C and Class Y shares which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (loss) from investment operations:
                                                 ---------------------------------------

                                   Net asset
                                    value,                       Net realized
                                   beginning         Net        and unrealized Total from
                                      of          investment    gain (loss) on investment
                                    period          income       investments   operations
                                   ----------    ----------     -------------- ----------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  03/31/2005(i)                    $    16.58    $     0.30(c)    $    (0.08)  $     0.22
  09/30/2004                            16.41          0.61             0.17         0.78
  09/30/2003(g)                         16.40          0.49             0.01         0.50
  12/31/2002                            15.82          0.67             0.59         1.26
  12/31/2001(d)                         16.06          0.75            (0.24)        0.51
  12/31/2000                            15.48          0.82             0.57         1.39
  12/31/1999                            17.02          0.82            (1.50)       (0.68)
   Class B
  03/31/2005(i)                         16.54          0.23(c)         (0.07)        0.16
  09/30/2004                            16.37          0.49             0.18         0.67
  09/30/2003(g)                         16.36          0.41             0.01         0.42
  12/31/2002                            15.78          0.57             0.58         1.15
  12/31/2001(d)                         16.03          0.64            (0.24)        0.40
  12/31/2000                            15.45          0.71             0.58         1.29
  12/31/1999                            16.98          0.71            (1.49)       (0.78)
MUNICIPAL INCOME FUND
   Class A
  03/31/2005(i)                    $     7.47    $     0.14(c)    $    (0.05)  $     0.09
  09/30/2004                             7.41          0.29             0.06         0.35
  09/30/2003(g)                          7.43          0.23            (0.02)        0.21
  12/31/2002                             7.25          0.34             0.18         0.52
  12/31/2001(d)                          7.39          0.36            (0.14)        0.22
  12/31/2000                             7.17          0.40             0.21         0.61
  12/31/1999                             7.76          0.39            (0.59)       (0.20)
   Class B
  03/31/2005(i)                          7.48          0.11(c)         (0.05)        0.06
  09/30/2004                             7.41          0.24             0.07         0.31
  09/30/2003(g)                          7.44          0.19            (0.03)        0.16
  12/31/2002                             7.25          0.29             0.19         0.48
  12/31/2001(d)                          7.39          0.31            (0.14)        0.17
  12/31/2000                             7.17          0.35             0.21         0.56
  12/31/1999                             7.76          0.33            (0.59)       (0.26)

                                              Less distributions:
                                   -----------------------------------------


                                     Dividends    Distributions
                                        from        from net
                                   net investment   realized        Total
                                       income     capital gains distributions
                                   -------------- ------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  03/31/2005(i)                      $    (0.30)   $       --    $    (0.30)
  09/30/2004                              (0.61)           --         (0.61)
  09/30/2003(g)                           (0.49)           --         (0.49)
  12/31/2002                              (0.68)           --         (0.68)
  12/31/2001(d)                           (0.75)           --         (0.75)
  12/31/2000                              (0.81)           --         (0.81)
  12/31/1999                              (0.83)        (0.03)        (0.86)
   Class B
  03/31/2005(i)                           (0.23)           --         (0.23)
  09/30/2004                              (0.50)           --         (0.50)
  09/30/2003(g)                           (0.41)           --         (0.41)
  12/31/2002                              (0.57)           --         (0.57)
  12/31/2001(d)                           (0.65)           --         (0.65)
  12/31/2000                              (0.71)           --         (0.71)
  12/31/1999                              (0.72)        (0.03)        (0.75)
MUNICIPAL INCOME FUND
   Class A
  03/31/2005(i)                      $    (0.14)   $       --    $    (0.14)
  09/30/2004                              (0.29)           --         (0.29)
  09/30/2003(g)                           (0.23)           --         (0.23)
  12/31/2002                              (0.34)           --         (0.34)
  12/31/2001(d)                           (0.36)           --         (0.36)
  12/31/2000                              (0.39)           --         (0.39)
  12/31/1999                              (0.39)           --         (0.39)
   Class B
  03/31/2005(i)                           (0.11)           --         (0.11)
  09/30/2004                              (0.24)           --         (0.24)
  09/30/2003(g)                           (0.19)           --         (0.19)
  12/31/2002                              (0.29)           --         (0.29)
  12/31/2001(d)                           (0.31)           --         (0.31)
  12/31/2000                              (0.34)           --         (0.34)
  12/31/1999                              (0.33)           --         (0.33)

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                          Ratios to average net assets:
                                     ----------------------------------------

Net asset                Net assets,            Expenses after
value, end     Total       end of               reimbursement/ Net investment Portfolio
    of        return     the period   Expenses      waiver         income     turnover
the period    (%) (a)      (000's)   (%) (b)(h)    (%) (b)        (%) (b)     rate (%)
---------- ---------     ----------- ---------- -------------- -------------- ---------
$    16.50       1.3     $   77,767       1.25          N/A           3.57            3
     16.58       4.9         81,427       1.33          N/A           3.74           21
     16.41       3.1         86,368       1.38          N/A           3.99            9
     16.40       8.1         92,053       1.34          N/A           4.19           33
     15.82       3.2(e)      89,376       1.35         1.33(f)        4.67           60
     16.06       9.3(e)      91,785       1.39         1.13(f)        5.24           68
     15.48      (4.1)(e)     97,270       1.31         1.00(f)        5.02           73
     16.47       1.0          4,053       2.00          N/A           2.82            3
     16.54       4.2          4,435       2.00          N/A           3.08           21
     16.37       2.6          6,185       2.03          N/A           3.34            9
     16.36       7.4          6,742       1.99          N/A           3.54           33
     15.78       2.5(e)       8,313       2.00         1.98(f)        4.03           60
     16.03       8.6(e)       8,715       2.04         1.78(f)        4.59           68
     15.45      (4.7)(e)      8,874       1.96         1.65(f)        4.37           73
$     7.42       1.2     $  106,473       1.11          N/A           3.64           19
      7.47       4.9        111,801       1.11          N/A           4.00           35
      7.41       2.9        126,906       1.10          N/A           4.14           42
      7.43       7.3        133,005       1.06          N/A           4.67           35
      7.25       3.0        137,852       1.07          N/A           4.89           80
      7.39       8.8        142,539       0.95          N/A           5.39          156
      7.17      (2.8)       152,829       0.93          N/A           5.13          137
      7.43       0.8          8,137       1.86          N/A           2.89           19
      7.48       4.2          9,087       1.86          N/A           3.25           35
      7.41       2.2         10,884       1.85          N/A           3.39           42
      7.44       6.7         12,326       1.81          N/A           3.92           33
      7.25       2.2         14,549       1.82          N/A           4.14           80
      7.39       8.0         14,520       1.70          N/A           4.64          156
      7.17      (3.5)        15,644       1.68          N/A           4.38          137


(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser waived a portion of its advisory fee during the period. Without this waiver, expenses would have been higher.
(g)For the nine months ended September 30, 2003.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement or a portion of the Fund's expenses. Prior to 2005, expenses in this table were presented net of such waivers and/or reimbursements.
(i)For the six months ended March 31, 2005 (unaudited).

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:              Less distributions:
                                   ---------------------------------------     -----------------------------------------

                       Net asset
                        value,                     Net realized                  Dividends    Distributions
                       beginning       Net        and unrealized Total from         from        from net
                          of        investment    gain (loss) on investment    net investment   realized        Total
                        period        income       investments   operations        income     capital gains distributions
                       ----------  ----------     -------------- ----------    -------------- ------------- -------------
STRATEGIC INCOME FUND*
   Class A
  03/31/2005(l)        $    13.57  $     0.34(c)    $     0.44   $     0.77      $    (0.41)   $       --    $    (0.41)
  09/30/2004                12.57        0.75(c)          1.11         1.86           (0.86)           --         (0.86)
  09/30/2003(i)             10.72        0.57(c)          1.93         2.50           (0.65)           --         (0.65)
  12/31/2002                 9.88        0.75(c)          0.72         1.47           (0.63)           --         (0.63)
  12/31/2001(d)             10.80        0.91(c)         (0.92)       (0.01)          (0.91)           --         (0.91)
  12/31/2000                11.65        0.99(c)         (0.91)        0.08           (0.93)           --         (0.93)
  12/31/1999                11.37        1.03             0.31         1.34           (1.02)        (0.04)        (1.06)
   Class B
  03/31/2005(l)             13.60        0.29(c)          0.43         0.72           (0.35)           --         (0.35)
  09/30/2004                12.59        0.65(c)          1.10         1.75           (0.74)           --         (0.74)
  09/30/2003(i)             10.71        0.51(c)          1.92         2.43           (0.55)           --         (0.55)
  12/31/2002                 9.88        0.67(c)          0.73         1.40           (0.57)           --         (0.57)
  12/31/2001(d)             10.79        0.83(c)         (0.90)       (0.07)          (0.84)           --         (0.84)
  12/31/2000                11.65        0.90(c)         (0.91)       (0.01)          (0.85)           --         (0.85)
  12/31/1999                11.37        0.94             0.31         1.25           (0.93)        (0.04)        (0.97)
   Class C
  03/31/2005(l)             13.60        0.28(c)          0.44         0.72           (0.35)           --         (0.35)
  09/30/2004                12.58        0.64(c)          1.11         1.75           (0.73)           --         (0.73)
  09/30/2003(i)             10.70        0.50(c)          1.93         2.43           (0.55)           --         (0.55)
  12/31/2002                 9.87        0.67(c)          0.73         1.40           (0.57)           --         (0.57)
  12/31/2001(d)             10.78        0.83(c)         (0.91)       (0.08)          (0.83)           --         (0.83)
  12/31/2000                11.64        0.90(c)         (0.91)       (0.01)          (0.85)           --         (0.85)
  12/31/1999                11.36        0.94             0.31         1.25           (0.93)        (0.04)        (0.97)
   Class Y
  03/31/2005(l)             13.57        0.35(c)          0.43         0.78           (0.43)           --         (0.43)
  09/30/2004                12.58        0.78(c)          1.11         1.89           (0.90)           --         (0.90)
  09/30/2003(i)             10.74        0.60(c)          1.93         2.53           (0.69)           --         (0.69)
  12/31/2002                 9.90        0.80(c)          0.71         1.51           (0.67)           --         (0.67)
  12/31/2001(d)             10.81        0.94(c)         (0.92)        0.02           (0.93)           --         (0.93)
  12/31/2000                11.65        0.96(c)         (0.84)        0.12           (0.96)           --         (0.96)
  12/31/1999(h)             11.45        0.86            (0.56)        0.30           (0.10)           --         (0.10)






                        Redemption
                           fee
                       ----------
STRATEGIC INCOME FUND*
   Class A
  03/31/2005(l)        $     0.00(j)
  09/30/2004                 0.00(j)
  09/30/2003(i)                --
  12/31/2002                   --
  12/31/2001(d)                --
  12/31/2000                   --
  12/31/1999                   --
   Class B
  03/31/2005(l)              0.00(j)
  09/30/2004                 0.00(j)
  09/30/2003(i)                --
  12/31/2002                   --
  12/31/2001(d)                --
  12/31/2000                   --
  12/31/1999                   --
   Class C
  03/31/2005(l)              0.00(j)
  09/30/2004                 0.00(j)
  09/30/2003(i)                --
  12/31/2002                   --
  12/31/2001(d)                --
  12/31/2000                   --
  12/31/1999                   --
   Class Y
  03/31/2005(l)              0.00(j)
  09/30/2004                 0.00(j)
  09/30/2003(i)                --
  12/31/2002                   --
  12/31/2001(d)                --
  12/31/2000                   --
  12/31/1999(h)                --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B, and 8.04% to 8.02% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser waived a portion of its advisory fee during the period. Without this waiver, expenses would have been higher.
(g)Amount is less than $500.

                See accompanying notes to financial statements.

                                           Ratios to average net assets:
                                      ----------------------------------------

Net asset                Net assets,             Expenses after
value, end    Total        end of                reimbursement/ Net investment Portfolio
    of       return      the period    Expenses      waiver         income     turnover
the period   (%) (a)       (000's)    (%) (b)(k)    (%) (b)        (%) (b)     rate (%)
---------- ---------    -----------   ---------- -------------- -------------- ---------
$    13.93       5.7    $  608,326         1.10          N/A           4.80            4
     13.57      15.2       343,586         1.23          N/A           5.66           28
     12.57      23.7(e)    140,576         1.31         1.28(f)        6.49           27
     10.72      15.5        92,303         1.33          N/A           7.38           30
      9.88      (0.1)       94,156         1.31          N/A           8.77           10
     10.80       0.7       116,986         1.24          N/A           8.73           13
     11.65      12.2       124,869         1.21          N/A           9.09           19
     13.97       5.3       136,829         1.85          N/A           4.09            4
     13.60      14.3       128,714         1.98          N/A           4.91           28
     12.59      23.0(e)    118,217         2.06         2.03(f)        5.73           27
     10.71      14.6        98,501         2.08          N/A           6.63           30
      9.88      (0.8)      102,159         2.06          N/A           8.02           10
     10.79      (0.2)      120,200         1.99          N/A           7.98           13
     11.65      11.3       127,723         1.96          N/A           8.34           19
     13.97       5.3       489,501         1.85          N/A           4.00            4
     13.60      14.3       255,705         1.98          N/A           4.87           28
     12.58      23.0(e)     66,394         2.06         2.03(f)        5.73           27
     10.70      14.7        27,727         2.08          N/A           6.63           30
      9.87      (0.8)       28,925         2.06          N/A           8.02           10
     10.78      (0.2)       37,208         1.99          N/A           7.98           13
     11.64      11.3        40,265         1.96          N/A           8.34           19
     13.92       5.8        28,386         0.88          N/A           5.01            4
     13.57      15.5(e)     10,833         1.08         1.00(f)        5.93           28
     12.58      24.0         2,193         0.97          N/A           6.83           27
     10.74      15.9         1,039         0.94          N/A           7.77           30
      9.90       0.3           445         0.93          N/A           9.10           10
     10.81       1.0           335         0.90          N/A           9.07           13
     11.65       2.7            --(g)      0.96          N/A           9.34           19

(h)For the period December 1, 1999 (inception) through December 31, 1999.
(i)For the nine months ended September 30, 2003.
(j)Amount rounds to less than $0.01.
(k)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses. Prior to 2005, expenses in this table were presented net of such waivers and/or reimbursements.
(l)For the six months ended March 31, 2005 (unaudited).
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended March 31, 2005 (unaudited)

1. Organization. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements of the other Funds of the Trusts are presented in separate reports. The following Funds are included in this report.

CDC Nvest Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

CDC Nvest Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B, and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay higher ongoing Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay higher ongoing Rule 12b-1 fees, than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or Rule 12b-1 fees. They are intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amounts.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking NOCP, at the most recent bid quotation on the NASDAQ National Market. All other securities and assets are valued at their fair value as determined in good faith by the Funds' investment adviser and subadviser, pursuant to the procedures approved by the Board of Trustees.

Certain securities held by High Income and Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

For the Six Months Ended March 31, 2005 (unaudited)


b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal period, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as market discounts, premium amortization, wash sales, capital loss carryforwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Each Funds' investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Funds' ability to dispose of the underlying securities.

g. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian. For Core Plus Bond Fund and Limited Term Government and Agency Fund, see the Schedule of Investments for open forward commitments as of March 31, 2005.

3. Purchases and Sales of Securities. For the six months ended March 31, 2005, purchases and sales of securities (excluding short-term investments) were as follows:

                            U.S. Government/Agency      Other Securities
   -                        ----------------------      ----------------
   Fund                     Purchases      Sales     Purchases      Sales
   ----                     ---------      -----     ---------      -----
   Core Plus Bond Fund     $ 36,345,603 $45,944,891 $ 25,623,786 $25,426,583
   High Income Fund                  --          --    9,358,052  12,365,732
   Limited Term Government
     and Agency Fund        118,851,089  71,986,622           --          --
   Massachusetts Tax Free
     Income Fund                     --          --    2,684,605   6,264,826
   Municipal Income Fund             --          --   21,376,802  27,383,858
   Strategic Income Fund    237,316,075          --  320,359,672  38,617,344

For the Six Months Ended March 31, 2005 (unaudited)


4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                  Percentage of Average Daily Net Assets
-                           ---------------------------------------------------
                               First         Next         Next         Over
Fund                        $100 million $100 million $300 million $500 million
----                        ------------ ------------ ------------ ------------
Core Plus Bond Fund           0.2500%      0.1875%      0.1875%      0.1875%
High Income Fund              0.6000%      0.6000%      0.6000%      0.6000%
Limited Term Government and
  Agency Fund                 0.5000%      0.5000%      0.5000%      0.5000%
Massachusetts Tax Free
  Income Fund                 0.3000%      0.2500%      0.2500%      0.2500%
Municipal Income Fund         0.5000%      0.3750%      0.3750%      0.3750%
Strategic Income Fund         0.6500%      0.6500%      0.6000%      0.6000%

Prior to March 21, 2005, the management fee for Limited Term Government and Agency Fund was 0.57% on the first $200 million of the Fund's average daily net assets, 0.545% on the next $300 million and 0.52% on such assets in excess of $500 million.

For the six months ended March 31, 2005, the management fees for each Fund were as follows:

                                           Gross      Percentage of
                                         Management      Average
           Fund                             Fee     Daily Net Assets*
           ----                          ---------- -----------------
           Core Plus Bond Fund           $  293,768      0.210%
           High Income Fund                 137,110      0.600%
           Limited Term Government and
             Agency Fund                    356,566      0.564%
           Massachusetts Tax Free Income
             Fund                           124,606      0.300%
           Municipal Income Fund            282,625      0.481%
           Strategic Income Fund          2,981,664      0.610%

* Annualized

IXIS Asset Management Advisors, L.P. ("IXIS Advisors") formerly CDC IXIS Asset Management Advisers, L.P., serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                Percentage of Average Daily Net Assets
   -                      ---------------------------------------------------
                             First         Next         Next         Over
   Fund                   $100 million $100 million $300 million $500 million
   ----                   ------------ ------------ ------------ ------------
   Core Plus Bond Fund      0.2500%      0.1875%      0.1875%      0.1875%
   Massachusetts Tax Free
     Income Fund            0.3000%      0.2500%      0.2500%      0.2500%

For the Six Months Ended March 31, 2005 (unaudited)


For the six months ended March 31, 2005, the advisory administration fees for each Fund were as follows:

                                   Gross Advisory   Percentage of
                                   Administration      Average
            Fund                        Fee       Daily Net Assets*
            ----                   -------------- -----------------
            Core Plus Bond Fund       $293,768         0.210%
            Massachusetts Tax Free
              Income Fund              124,607         0.300%

* Annualized

Loomis Sayles and IXIS Advisors are wholly-owned subsidiaries of IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly, or indirectly by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse Nationales des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as Caisse d'Epargne; and CNP Assurances, a large French life insurance company. Certain officers and directors of Loomis Sayles and IXIS Advisors are also Trustees of the Funds.

Management and advisory administration fees are presented in the Statement of Operations as management fees.

b. Accounting and Administrative Expense. During the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly-owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Funds and subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. Pursuant to an agreement among the CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I (the "CDC Nvest Funds Trusts"), Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts") (collectively the "Trusts") and IXIS Services, each Fund paid IXIS Services its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Eligible Average Daily Net Assets

                         First       Next       Over
                       $5 billion $5 billion $10 billion
                       ---------- ---------- -----------
                        0.0675%    0.0625%     0.0500%

             or
             (2)Each Funds' pro rata portion, allocated based on the combined assets of the Trusts, of the annual aggregate minimum fee of $5 million.

Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Funds pursuant to the same fee structure. IBT continues to serve as subadministrator.

For the six months ended March 31, 2005, amounts paid to IXIS Services and IXIS Advisors for accounting and administrative expense were as follows:

                                               Accounting
                                                  And
                     Fund                    Administrative
                     ----                    --------------
                     Core Plus Bond Fund        $ 94,223
                     High Income Fund             14,609
                     Limited Term Government
                       and Agency Fund            42,311
                     Massachusetts Tax Free
                       Income Fund                27,560
                     Municipal Income Fund        39,405
                     Strategic Income Fund       318,487

For the Six Months Ended March 31, 2005 (unaudited)


c. Transfer Agent Fees. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. During the period October 1, 2004 through December 31, 2004, Classes A, B and C paid service fees monthly representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of Class A, Class B and Class C accounts in Load Bond Funds. Load Bond Funds consist of all bond funds in the CDC Nvest Funds Trusts, High Income Fund, Limited Term Government and Agency Fund, Municipal Income Fund, Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund.

                         First        Next        Over
                      $1.2 billion $5 billion $6.2 billion
                      ------------ ---------- ------------
                         0.142%      0.135%      0.130%

                Each class of shares is subject to a monthly class minimum of $1,500, allocated based on the combined assets of Class A, Class B, and Class C

             or

             (2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1,502,993.

Class Y paid service fees monthly representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds - Class Y**.

                Class Y shares are subject to a monthly class minimum of $1,250.

             or

             (2)An allocated portion, based on eligible assets of an annual aggregate minimum fee of $650,000.

* No Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

** Load Funds -- Class Y consist of all Funds with Class Y offered within the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts.

Effective January 1, 2005, each Load Fixed Income Fund, for its Class A, B and C shares, pays fees to IXIS Services representing a pro rata portion of the greater of:

             (1)An aggregate annual minimum fee of approximately $1.7 million for all Load Fixed Income Funds;

             or

             (2)An annual account based fee of $25.25 for each open account and
                $2.00 for each closed account, aggregated for all Load Fixed Income Funds.

Each Load Fixed Income Fund, for its Class Y shares, pays fees to IXIS Services representing a pro rata portion of the greater of:

             (1)An aggregate annual minimum fee of approximately $1 million for all No Load Retail Funds and Load Funds Class Y;

             or

             (2)An annual account based fee of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund and $2.00 for each closed account, aggregated for all No Load Retail Funds and Load Funds Class Y.

Each class of shares is subject to a monthly class minimum of $1,500.

In addition, pursuant to other servicing agreements, each class pays service fees to other firms that provide similar services for their own shareholder accounts.

For the Six Months Ended March 31, 2005 (unaudited)


IXIS Services and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                                                  Transfer Agent
               Fund                                    Fee
               ----                               --------------
               Core Plus Bond Fund                   $151,494
               High Income Fund                        45,441
               Limited Term Government
                 and Agency Fund                      103,292
               Massachusetts Tax Free Income Fund      50,909
               Municipal Income Fund                   64,243
               Strategic Income Fund                  437,076

IXIS Services waived a portion of its fees for Limited Term Government and Agency Fund Class Y in the amount of $4,425.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., the Fund's distributor (a wholly-owned subsidiary of IXIS North America), a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2005, the Funds paid the following service and distribution fees:

                                           Service Fee                           Distribution Fee
-                           -----------------------------------------       --------------------------
Fund                           Class A          Class B          Class C      Class B       Class C
----                        -------------    -------------    ------------- ------------ -------------
Core Plus Bond Fund         $     145,986    $     182,759    $       7,753 $    548,276 $      23,258
High Income Fund                   31,755           21,689            3,686       65,066        11,057
Limited Term Government and
  Agency Fund                     135,203           12,249            8,148       36,746        24,445
Mass Tax Free Income Fund          98,571            5,268               --       15,804            --
Municipal Income Fund             136,170           10,693               --       32,080            --
Strategic Income Fund             574,008          168,550          454,858      505,650     1,364,573

Commissions (including CDSC) on Fund shares paid to IXIS Distributors by investors in shares of the Funds during the six months ended March 31, 2005 were as follows:

                     Fund
                     ----
                     Core Plus Bond Fund         $   88,181
                     High Income Fund                34,503
                     Limited Term Government and
                       Agency Fund                   39,028
                     Massachusetts Tax Free
                       Income Fund                   14,591
                     Municipal Income Fund           24,854
                     Strategic Income Fund        1,481,597

For the Six Months Ended March 31, 2005 (unaudited)


e. Trustees Fees and Expenses. The CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Advisors, IXIS Distributors, IXIS North America, IXIS Services or their affiliates. Each Trustee who is an independent Trustee of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. The co-chairmen of the Board each receive an additional annual retainer of $25,000. These fees are allocated to the various series of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other funds of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Redemption fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs of the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period beings with each purchase or exchange. These fees are broken out on the Statements of Changes in Net Assets.

g. Publishing Services. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as part of shareholder reporting. For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                                                  Publishing Services
          Fund                                           Fees
          ----                                    -------------------
          Core Plus Bond Fund                            $412
          High Income Fund                                 64
          Limited Term Government and Agency Fund          64
          Massachusetts Tax Free Income Fund              151
          Municipal Income Fund                            70
          Strategic Income Fund                            70

5. Line of Credit. High Income Fund and Strategic Income Fund, along with certain other portfolios, participate in a $50,000,000 committed line of credit provided by IBT under a credit agreement (the "Agreement") dated April 30, 2002. Advances under the Agreement are taken primarily for temporary or emergency purposes. Interest is charged to each participating Fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.45%. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended March 31, 2005.

6. Security Lending. Each Fund has entered into an agreement with IBT, as an agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2005, were as follows:

                                          Market Value of   Value of Collateral
 Fund                                    Securities on Loan      Received
 ----                                    ------------------ -------------------
 Core Plus Bond Fund                        $  4,919,602       $  5,040,121
 High Income Fund                              6,210,266          6,386,573
 Limited Term Government and Agency Fund      43,001,407         43,758,180
 Strategic Income Fund                       201,196,066        206,547,464

7. Contingent Expense Obligations. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates under "Expiration of Waiver" below and will be reevaluated on an annual basis. For the six months ended March 31, 2005, certain class level expenses have been reimbursed as follows: Core Plus Bond Fund $124,578.

For the Six Months Ended March 31, 2005 (unaudited)


Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fee of otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At March 31, 2005, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                    Expense Limit as a Percentage of Average                      Expenses Subject
                                           Daily Net Assets                                         to Possible
-                                   ---------------------------------------     Expiration         Reimbursement
Fund                                Class A    Class B   Class C   Class Y      of Waiver     Until September 30, 2005
----                                -------    -------   -------   -------   ---------------- ------------------------
Core Plus Bond Fund*                 1.15%      1.90%     1.90%     0.90%    January 31, 2006         $74,236
Massachusetts Tax Free Income Fund*  1.40%      2.05%       --        --     January 31, 2006              --
Strategic Income Fund                1.25%      2.00%     2.00%     1.00%    January 31, 2006           5,434

                                        Expenses Subject
                                          to Possible
-                                        Reimbursement
Fund                                Until September 30, 2006
----                                ------------------------
Core Plus Bond Fund*                        $124,578
Massachusetts Tax Free Income Fund*               --
Strategic Income Fund                             --

*The expense limits above account for advisory administration fees payable to IXIS Advisors. Loomis Sayles and IXIS Advisors have agreed to equally bear the waiver.

8. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At March 31, 2005, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Colleges and Universities 31.4%, Water and Sewer 10.4%, and Hospital 10.1%. The Fund had investments in securities of issuers insured by American Municipal Bond assurance Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), and Municipal Bond Investors Assurance Corporation (MBIA) which aggregated to 14.2%, 7.3%, and 6.7% of its net assets, respectively, at March 31, 2005.

At March 31, 2005, Municipal Income Fund had more than 10% of its net assets invested in: New York 16.0%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

9. Acquisition of Assets. After the close of business on March 18, 2005, the Limited Term Government and Agency Fund (the "Fund") acquired all of the assets and liabilities of Loomis Sayles Government Securities Fund ("Government Securities Fund"), pursuant to a plan of reorganization approved by the shareholders of the Government Securities Fund on March 10, 2005. The acquisition was accomplished by a tax-free exchange of 4,449,445.112 Class A shares of the Fund for 4,190,454.806 shares of Government Securities Fund Class A, 834,916.727 Class B shares of the Fund for 783,996.906 shares of Government Securities Class B, and 356.134 Class Y shares of the Fund for 337.738 shares of Government Securities Class Y. Government Securities Fund net assets at that date of $58,846,725, including $237,787 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $116,337,680. The combined net assets of the Fund immediately following the acquisition were $175,184,405.

10. Subsequent Event. Effective May 1, 2005, the names of the CDC Nvest Funds Trusts changed as follows:

                Current Name                        New Name
       ------------------------------- ----------------------------------
       CDC Nvest Funds Trust I         IXIS Advisor Funds Trust I
       CDC Nvest Funds Trust II        IXIS Advisor Funds Trust II
       CDC Nvest Funds Trust III       IXIS Advisor Funds Trust III
       CDC Nvest Cash Management Trust IXIS Advisor Cash Management Trust
       CDC Nvest Companies Trust I     IXIS Advisor Funds Trust IV

For the Six Months Ended March 31, 2005 (unaudited)


11. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                           Six Months Ended
                                            March 31, 2005                         Year Ended
                                             (unaudited)                       September 30, 2004
                                 -----------------------------------  -----------------------------------
Core Plus Bond Fund                   Shares             Amount            Shares             Amount
-------------------              ----------------  -----------------  ----------------  -----------------
Class A
   Shares sold                            691,977  $       8,084,527         1,605,711  $      18,625,859
   Shares issued in
    connection with the
    reinvestment of:
    Dividends from net
     investment income                    227,830          2,655,362           399,777          4,638,774
                                 ----------------  -----------------  ----------------  -----------------
                                          919,807         10,739,889         2,005,488         23,264,633
   Shares repurchased                  (1,617,628)       (18,898,417)       (3,251,762)       (37,683,812)
                                 ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)               (697,821) $      (8,158,528)       (1,246,274) $     (14,419,179)
                                 ----------------  -----------------  ----------------  -----------------
Class B
   Shares sold                          1,635,801  $      19,111,500         3,593,650  $      41,729,759
   Shares issued in
    connection with the
    reinvestment of:
    Dividends from net
     investment income                     87,698          1,023,243           162,394          1,885,405
                                 ----------------  -----------------  ----------------  -----------------
                                        1,723,499         20,134,743         3,756,044         43,615,164
   Shares repurchased                  (2,211,166)       (25,818,301)       (4,934,717)       (57,311,673)
                                 ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)               (487,667) $      (5,683,558)       (1,178,673) $     (13,696,509)
                                 ----------------  -----------------  ----------------  -----------------
Class C
   Shares sold                             56,830  $         665,296            94,805  $       1,102,148
   Shares issued in
    connection with the
    reinvestment of:
    Dividends from net
     investment income                      7,617             88,910            13,177            153,074
                                 ----------------  -----------------  ----------------  -----------------
                                           64,447            754,206           107,982          1,255,222
   Shares repurchased                     (62,795)          (734,512)         (236,056)        (2,722,618)
                                 ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                  1,652  $          19,694          (128,074) $      (1,467,396)
                                 ----------------  -----------------  ----------------  -----------------
Class Y
   Shares sold                            117,229  $       1,375,700           330,962  $       3,859,687
   Shares issued in
    connection with the
    reinvestment of:
    Dividends from net
     investment income                     22,031            257,866            59,164            689,033
                                 ----------------  -----------------  ----------------  -----------------
                                          139,260          1,633,566           390,126          4,548,720
   Shares repurchased                    (160,159)        (1,876,948)         (989,193)       (11,485,471)
                                 ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                (20,899) $        (243,382)         (599,067) $      (6,936,751)
                                 ----------------  -----------------  ----------------  -----------------
   Increase (decrease)
    derived from capital
    shares transactions                (1,204,735) $     (14,065,774)       (3,152,088) $     (36,519,835)
                                 ================  =================  ================  =================

For the Six Months Ended March 31, 2005 (unaudited)


11. Capital Shares (continued).

                                                      Six Months Ended
                                                       March 31, 2005                         Year Ended
                                                        (unaudited)                       September 30, 2004
                                            -----------------------------------  -----------------------------------
High Income Fund                                 Shares             Amount            Shares             Amount
----------------                            ----------------  -----------------  ----------------  -----------------
Class A
   Shares sold                                       847,779  $       4,222,009         1,288,493  $       6,184,887
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income             102,065            509,192           229,520          1,097,920
                                            ----------------  -----------------  ----------------  -----------------
                                                     949,844          4,731,201         1,518,013          7,282,807
   Shares repurchased                             (1,183,263)        (5,912,615)       (1,529,706)        (7,301,820)
                                            ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                          (233,419) $      (1,181,414)          (11,693) $         (19,013)
                                            ----------------  -----------------  ----------------  -----------------
Class B
   Shares sold                                        77,184  $         384,260           226,956  $       1,090,578
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income              43,954            219,549           117,713            563,684
                                            ----------------  -----------------  ----------------  -----------------
                                                     121,138            603,809           344,669          1,654,262
   Shares repurchased                               (658,177)        (3,299,176)       (1,651,156)        (7,900,417)
                                            ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                          (537,039) $      (2,695,367)       (1,306,487) $      (6,246,155)
                                            ----------------  -----------------  ----------------  -----------------
Class C
   Shares sold                                       120,564  $         599,408            84,117  $         402,199
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income               8,477             42,352            16,780             80,318
                                            ----------------  -----------------  ----------------  -----------------
                                                     129,041            641,760           100,897            482,517
   Shares repurchased                                (85,517)          (432,367)         (174,710)          (834,207)
                                            ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                            43,524  $         209,393           (73,813) $        (351,690)
                                            ----------------  -----------------  ----------------  -----------------
   Increase (decrease) derived from
    capital shares transactions                     (726,934) $      (3,667,388)       (1,391,993) $      (6,616,858)
                                            ================  =================  ================  =================

For the Six Months Ended March 31, 2005 (unaudited)


11. Capital Shares (continued).

                                                                            Six Months Ended
                                                                             March 31, 2005
                                                                              (unaudited)
                                                                  -----------------------------------
Limited Term Government and Agency Fund                                Shares             Amount
---------------------------------------                           ----------------  -----------------
Class A
   Shares sold                                                             598,532  $       6,737,910
   Shares issued--merger                                                 4,449,445         49,566,819
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                    88,888            998,099
                                                                  ----------------  -----------------
                                                                         5,136,865         57,302,828
   Shares repurchased                                                   (1,068,135)       (12,001,774)
                                                                  ----------------  -----------------
   Net increase (decrease)                                               4,068,730  $      45,301,054
                                                                  ----------------  -----------------
Class B
   Shares sold                                                              37,526  $         419,794
   Shares issued--merger                                                   834,917          9,275,925
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                     7,370             82,578
                                                                  ----------------  -----------------
                                                                           879,813          9,778,297
   Shares repurchased                                                     (205,886)        (2,308,872)
                                                                  ----------------  -----------------
   Net increase (decrease)                                                 673,927  $       7,469,425
                                                                  ----------------  -----------------
Class C
   Shares sold                                                              37,742  $         423,460
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                     3,776             42,385
                                                                  ----------------  -----------------
                                                                            41,518            465,845
   Shares repurchased                                                     (112,435)        (1,263,790)
                                                                  ----------------  -----------------
   Net increase (decrease)                                                 (70,917) $        (797,945)
                                                                  ----------------  -----------------
Class Y
   Shares sold                                                               4,887  $          55,255
   Shares issued--merger                                                       356              3,981
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                     2,452             27,739
                                                                  ----------------  -----------------
                                                                             7,695             86,975
   Shares repurchased                                                     (335,998)        (3,803,216)
                                                                  ----------------  -----------------
   Net increase (decrease)                                                (328,303) $      (3,716,241)
                                                                  ----------------  -----------------
   Increase (decrease) derived from capital shares transactions          4,343,437  $      48,256,293
                                                                  ================  =================

                                                                               Year Ended
                                                                           September 30, 2004
                                                                  -----------------------------------
Limited Term Government and Agency Fund                                Shares             Amount
---------------------------------------                           ----------------  -----------------
Class A
   Shares sold                                                           1,157,697  $      13,126,606
   Shares issued--merger                                                        --                 --
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   239,161          2,713,978
                                                                  ----------------  -----------------
                                                                         1,396,858         15,840,584
   Shares repurchased                                                   (2,142,804)       (24,327,014)
                                                                  ----------------  -----------------
   Net increase (decrease)                                                (745,946) $      (8,486,430)
                                                                  ----------------  -----------------
Class B
   Shares sold                                                             134,092  $       1,517,724
   Shares issued--merger                                                        --                 --
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                    25,006            283,349
                                                                  ----------------  -----------------
                                                                           159,098          1,801,073
   Shares repurchased                                                     (537,206)        (6,100,694)
                                                                  ----------------  -----------------
   Net increase (decrease)                                                (378,108) $      (4,299,621)
                                                                  ----------------  -----------------
Class C
   Shares sold                                                             106,715  $       1,211,584
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                    12,725            144,384
                                                                  ----------------  -----------------
                                                                           119,440          1,355,968
   Shares repurchased                                                     (260,938)        (2,968,972)
                                                                  ----------------  -----------------
   Net increase (decrease)                                                (141,498) $      (1,613,004)
                                                                  ----------------  -----------------
Class Y
   Shares sold                                                              57,198  $         653,419
   Shares issued--merger                                                        --                 --
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                    18,709            213,178
                                                                  ----------------  -----------------
                                                                            75,907            866,597
   Shares repurchased                                                     (298,779)        (3,409,632)
                                                                  ----------------  -----------------
   Net increase (decrease)                                                (222,872) $      (2,543,035)
                                                                  ----------------  -----------------
   Increase (decrease) derived from capital shares transactions         (1,488,424) $     (16,942,090)
                                                                  ================  =================

For the Six Months Ended March 31, 2005 (unaudited)


11. Capital Shares (continued).

                                                      Six Months Ended
                                                       March 31, 2005                         Year Ended
                                                        (unaudited)                       September 30, 2004
                                            -----------------------------------  -----------------------------------
Massachusetts Tax Free Income Fund               Shares             Amount            Shares             Amount
----------------------------------          ----------------  -----------------  ----------------  -----------------
Class A
   Shares sold                                        51,212  $         853,267            92,298  $       1,517,739
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income              62,094          1,031,859           138,812          2,281,926
                                            ----------------  -----------------  ----------------  -----------------
                                                     113,306          1,885,126           231,110          3,799,665
   Shares repurchased                               (312,166)        (5,176,202)         (583,207)        (9,546,927)
                                            ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                          (198,860) $      (3,291,076)         (352,097) $      (5,747,262)
                                            ----------------  -----------------  ----------------  -----------------
Class B
   Shares sold                                         1,673  $          27,939             6,385  $         104,899
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income               2,305             38,226             5,985             98,181
                                            ----------------  -----------------  ----------------  -----------------
                                                       3,978             66,165            12,370            203,080
   Shares repurchased                                (25,898)          (429,291)         (122,073)        (2,004,356)
                                            ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                           (21,920) $        (363,126)         (109,703) $      (1,801,276)
                                            ----------------  -----------------  ----------------  -----------------
   Increase (decrease) derived from
    capital shares transactions                     (220,780) $      (3,654,202)         (461,800) $      (7,548,538)
                                            ================  =================  ================  =================

For the Six Months Ended March 31, 2005 (unaudited)

11. Capital Shares (continued).

                                                      Six Months Ended
                                                       March 31, 2005                         Year Ended
                                                        (unaudited)                       September 30, 2004
                                            -----------------------------------  -----------------------------------
Municipal Income Fund                            Shares             Amount            Shares             Amount
---------------------                       ----------------  -----------------  ----------------  -----------------
Class A
   Shares sold                                       186,375  $       1,396,149           562,771  $       4,169,045
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income             178,427          1,334,519           431,284          3,197,822
                                            ----------------  -----------------  ----------------  -----------------
                                                     364,802          2,730,668           994,055          7,366,867
   Shares repurchased                               (973,208)        (7,285,715)       (3,170,451)       (23,420,778)
                                            ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                          (608,406) $      (4,555,047)       (2,176,396) $     (16,053,911)
                                            ----------------  -----------------  ----------------  -----------------
Class B
   Shares sold                                        55,720  $         417,891           128,884  $         956,534
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income              10,174             76,193            27,197            201,837
                                            ----------------  -----------------  ----------------  -----------------
                                                      65,894            494,084           156,081          1,158,371
   Shares repurchased                               (185,034)        (1,389,822)         (409,784)        (3,040,646)
                                            ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                          (119,140) $        (895,738)         (253,703) $      (1,882,275)
                                            ----------------  -----------------  ----------------  -----------------
   Increase (decrease) derived from
    capital shares transactions                     (727,546) $      (5,450,785)       (2,430,099) $     (17,936,186)
                                            ================  =================  ================  =================

For the Six Months Ended March 31, 2005 (unaudited)

11. Capital Shares (continued).

                                                      Six Months Ended
                                                       March 31, 2005                         Year Ended
                                                        (unaudited)                       September 30, 2004
                                            -----------------------------------  -----------------------------------
Strategic Income Fund                            Shares             Amount            Shares               Amount
---------------------                       ----------------  -----------------  ----------------    -----------------
Class A
   Shares sold                                    21,537,213  $     303,193,019        18,605,688    $     246,707,247
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income             606,156          8,538,669           769,347           10,148,557
                                            ----------------  -----------------  ----------------    -----------------
                                                  22,143,369        311,731,688        19,375,035          256,855,804
   Shares repurchased                             (3,782,596)       (53,247,385)       (5,231,023)         (68,866,251)
                                            ----------------  -----------------  ----------------    -----------------
   Net increase (decrease)                        18,360,773  $     258,484,303        14,144,012    $     187,989,553
                                            ----------------  -----------------  ----------------    -----------------
Class B
   Shares sold                                     1,617,407  $      22,785,310         2,393,606    $      31,720,078
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income             140,266          1,981,848           330,396            4,369,393
                                            ----------------  -----------------  ----------------    -----------------
                                                   1,757,673         24,767,158         2,724,002           36,089,471
   Shares repurchased                             (1,427,008)       (20,113,600)       (2,654,105)         (34,998,138)
                                            ----------------  -----------------  ----------------    -----------------
   Net increase (decrease)                           330,665  $       4,653,558            69,897    $       1,091,333
                                            ----------------  -----------------  ----------------    -----------------
Class C
   Shares sold                                    17,343,919  $     244,858,053        14,515,841    $     193,058,623
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income             167,537          2,366,765           242,679            3,207,880
                                            ----------------  -----------------  ----------------    -----------------
                                                  17,511,456        247,224,818        14,758,520          196,266,503
   Shares repurchased                             (1,266,926)       (17,861,702)       (1,236,758)         (16,245,858)
                                            ----------------  -----------------  ----------------    -----------------
   Net increase (decrease)                        16,244,530  $     229,363,116        13,521,762    $     180,020,645
                                            ----------------  -----------------  ----------------    -----------------
Class Y
   Shares sold                                     1,313,377  $      18,470,619           850,431    $      11,206,980
   Shares issued in connection with the
    reinvestment of:
    Dividends from net investment income              12,444            175,307            14,335              188,666
                                            ----------------  -----------------  ----------------    -----------------
                                                   1,325,821         18,645,926           864,766           11,395,646
   Shares repurchased                                (85,815)        (1,206,361)         (240,560)          (3,177,333)
                                            ----------------  -----------------  ----------------    -----------------
   Net increase (decrease)                         1,240,006  $      17,439,565           624,206    $       8,218,313
                                            ----------------  -----------------  ----------------    -----------------
   Increase (decrease) derived from
    capital shares transactions                   36,175,974  $     509,940,542        28,359,877    $     377,319,844
                                            ================  =================  ================    =================

                              IXIS | ADVISOR FUNDS

                                           Equity Funds
                                           Semiannual Report
                                           March 31, 2005

[LOGO] | LOOMIS . SAYLES & COMPANY, L.P.   Loomis Sayles Growth Fund

                                           Loomis Sayles Research Fund

TABLE OF CONTENTS

Management Discussion and Performance.................................    Page 2
Schedule of Investments...............................................    Page 9
Financial Statements..................................................   Page 13

--------------------------------------------------------------------------------
                            Loomis Sayles Growth Fund
--------------------------------------------------------------------------------

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:

May 16, 1991

--------------------------------------------------------------------------------
Managers:

Mark Baribeau
Pamela Czekanski
Richard Skaggs
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A LGRRX
Class B LGRBX
Class C LGRCX
Class Y LSGRX

--------------------------------------------------------------------------------
What You Should Know:

Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.

Management Discussion
--------------------------------------------------------------------------------

Good stock selection helped Loomis Sayles Growth Fund substantially outperform its benchmark for the six months ended March 31, 2005. The fund's Class A shares had a total return at net asset value of 8.23%, while the benchmark Russell 1000 Growth Index returned 4.71%. For the same period, the average return of funds in Morningstar's Large Growth category was 5.42%.

TECHNOLOGY, CONSUMER STOCKS SUPPORTED PERFORMANCE

Information technology and consumer discretionary stocks were the fund's strongest performers during the fiscal period. Apple Computer was a standout within its industry and the largest individual contributor to the fund's strong results. Apple's stock price rose dramatically as the company surpassed revenue and earnings growth targets on the back of strong sales of its popular iPod and iMac products. In the consumer discretionary area, two specialty retailers were strong performers: Chico's FAS, a women's fashion retailer; and Coach, a retailer of specialty products, including leather goods. Both posted strong revenue and earnings growth rates.

LATE INVESTMENTS IN HOMEBUILDERS AND SOME TECHNOLOGY STOCKS DETRACTED

The producer durables sector held the fund back during the period. Specifically, we made significant purchases of home building stocks at a time that hindsight proved to be late in the cycle. The companies we selected had performed well early in the period, but we acquired them when they were near their six-month highs.

Among individual holdings, disappointments included one biotechnology company, Biogen Idec, and two technology corporations - Electronic Arts and Symantec. Biogen Idec was forced to withdraw a drug used in the treatment of multiple sclerosis following reports of two patient deaths. The news caused the stock to plummet and we sold the position. Electronic Arts, which specializes in producing video games, reported disappointing earnings after we bought shares in February and we reduced the position. Symantec, a leader in developing and producing computer anti-virus and security software, fell as a result of controversy over its announced acquisition of Veritas and the prospect of new competition from Microsoft.

FUND ADDED HEALTHCARE, CONSUMER STAPLES, AND PRODUCER DURABLES

As market trends evolved during the period, we saw high-growth, more expensive stocks begin to fall in the first quarter of 2005, after posting strong gains during the previous quarter. We took profits in the fund's information technology and consumer discretionary sectors and reallocated the proceeds into more defensive sectors, such as healthcare, consumer staples, and producer durables, including homebuilders.

EMPHASIS IS ON ENERGY STOCKS

Even though many high-growth stocks are off their recent highs, we believe the stock market can deliver reasonably good performance for the remainder of 2005.

Nonetheless, we intend to remain alert to the possibility of a severe contraction in economic activity, which could bring unpredictable results for the overall equity market. As is our policy, we will continue to seek out companies that are leaders in their respective industries and have strong earnings and revenue growth prospects.

--------------------------------------------------------------------------------
                            Loomis Sayles Growth Fund
--------------------------------------------------------------------------------

Investment Results through March 31, 2005
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/

                                     [CHART]

                                   Line chart

                            Loomis Sayles Growth Fund
                 Growth of $10,000 Investment in Class A Shares
                      March 31, 1995 through March 31, 2005

Investment @ N.A.V.   10,000   5/16/1991
Sales Charge %                 3/31/2005
Sales Charge            (575)
                      ------
Investment @ M.S.C.    9,425
                      ======

                           Class A       Lipper      Russell
                          @ Maximum     Large Cap      1000     S & P
   Month     Net Asset      Sales     Growth Funds    Growth     500
    End      Value (1)   Charge (2)       Index       Index     Index
----------   ---------   ----------   ------------   -------   ------
 3/31/1995     10,000       9,425        10,000       10,000    10000
 4/30/1995     10,127       9,545        10,273       10,219   10,294
 5/31/1995     10,449       9,848        10,612       10,574   10,706
 6/30/1995     11,131      10,491        11,155       10,983   10,955
 7/31/1995     11,656      10,985        11,761       11,439   11,318
 8/31/1995     11,926      11,240        11,826       11,451   11,346
 9/30/1995     12,225      11,522        12,266       11,979   11,825
10/31/1995     12,120      11,423        12,196       11,988   11,783
11/30/1995     12,398      11,685        12,580       12,453   12,300
12/31/1995     12,258      11,553        12,585       12,525   12,537
 1/31/1996     12,249      11,545        12,955       12,944   12,964
 2/29/1996     12,642      11,915        13,246       13,181   13,084
 3/31/1996     12,659      11,931        13,252       13,197   13,210
 4/30/1996     13,389      12,619        13,568       13,545   13,405
 5/31/1996     13,735      12,945        13,968       14,018   13,750
 6/30/1996     13,759      12,968        13,842       14,037   13,803
 7/31/1996     12,514      11,795        13,101       13,215   13,193
 8/31/1996     13,045      12,295        13,494       13,556   13,471
 9/30/1996     13,936      13,134        14,434       14,543   14,230
10/31/1996     14,504      13,670        14,613       14,630   14,622
11/30/1996     15,115      14,246        15,558       15,729   15,727
12/31/1996     14,704      13,858        15,172       15,421   15,416
 1/31/1997     15,995      15,075        16,134       16,503   16,379
 2/28/1997     15,120      14,250        15,902       16,391   16,507
 3/31/1997     14,223      13,405        15,087       15,504   15,829
 4/30/1997     14,092      13,282        15,915       16,533   16,774
 5/31/1997     15,482      14,592        16,995       17,726   17,795
 6/30/1997     15,974      15,056        17,707       18,436   18,592
 7/31/1997     17,592      16,581        19,399       20,066   20,072
 8/31/1997     17,184      16,196        18,341       18,892   18,947
 9/30/1997     18,712      17,636        19,354       19,822   19,985
10/31/1997     18,508      17,444        18,682       19,089   19,317
11/30/1997     17,953      16,920        19,098       19,900   20,212
12/31/1997     18,262      17,211        19,358       20,123   20,559
 1/31/1998     17,507      16,501        19,701       20,724   20,786
 2/28/1998     18,740      17,662        21,205       22,283   22,285
 3/31/1998     19,392      18,277        22,192       23,172   23,427
 4/30/1998     19,943      18,796        22,564       23,492   23,662
 5/31/1998     19,175      18,072        22,059       22,826   23,256
 6/30/1998     20,030      18,878        23,322       24,224   24,200
 7/31/1998     18,942      17,853        23,311       24,063   23,942
 8/31/1998     15,143      14,272        19,504       20,452   20,481
 9/30/1998     16,811      15,845        20,923       22,023   21,793
10/31/1998     17,958      16,925        22,272       23,793   23,566
11/30/1998     18,075      17,035        23,801       25,603   24,994
12/31/1998     20,560      19,378        26,418       27,911   26,434
 1/31/1999     21,195      19,976        28,134       29,550   27,540
 2/28/1999     20,322      19,153        26,979       28,200   26,684
 3/31/1999     22,129      20,856        28,512       29,686   27,751
 4/30/1999     22,427      21,138        28,610       29,724   28,826
 5/31/1999     21,813      20,559        27,662       28,810   28,145
 6/30/1999     23,342      22,000        29,585       30,828   29,707
 7/31/1999     22,310      21,027        28,656       29,848   28,780
 8/31/1999     22,489      21,196        28,662       30,336   28,637
 9/30/1999     21,953      20,691        28,371       29,699   27,852
10/31/1999     23,642      22,282        30,547       31,942   29,615
11/30/1999     25,254      23,802        32,057       33,665   30,217
12/31/1999     29,239      27,558        35,617       37,166   31,996
 1/31/2000     28,096      26,480        34,187       35,424   30,389
 2/29/2000     31,585      29,769        35,985       37,155   29,814
 3/31/2000     32,425      30,561        38,511       39,815   32,730
 4/30/2000     29,841      28,125        35,531       37,920   31,745
 5/31/2000     27,860      26,258        33,485       36,011   31,094
 6/30/2000     30,640      28,878        35,700       38,740   31,861
 7/31/2000     30,361      28,615        34,977       37,125   31,363
 8/31/2000     33,637      31,703        38,002       40,486   33,311
 9/30/2000     31,891      30,058        35,104       36,657   31,552
10/31/2000     29,500      27,803        33,248       34,922   31,419
11/30/2000     24,476      23,068        28,787       29,774   28,942
12/31/2000     24,498      23,089        28,608       28,832   29,083
 1/31/2001     23,812      22,443        29,440       30,824   30,115
 2/28/2001     20,959      19,754        24,882       25,591   27,369
 3/31/2001     19,134      18,034        22,297       22,806   25,635
 4/30/2001     20,573      19,390        24,691       25,691   27,627
 5/31/2001     19,887      18,744        24,503       25,313   27,813
 6/30/2001     19,637      18,508        23,797       24,726   27,136
 7/31/2001     18,769      17,690        22,944       24,108   26,869
 8/31/2001     17,331      16,335        21,200       22,137   25,186
 9/30/2001     15,661      14,760        19,069       19,927   23,153
10/31/2001     16,534      15,584        19,859       20,972   23,594
11/30/2001     17,979      16,946        21,679       22,987   25,404
12/31/2001     18,436      17,376        21,780       22,944   25,626
 1/31/2002     18,397      17,340        21,287       22,538   25,253
 2/28/2002     17,409      16,408        20,406       21,603   24,766
 3/31/2002     18,170      17,126        21,227       22,350   25,697
 4/30/2002     17,600      16,588        19,814       20,526   24,139
 5/31/2002     17,485      16,480        19,453       20,030   23,961
 6/30/2002     16,268      15,333        17,869       18,177   22,254
 7/31/2002     14,900      14,043        16,524       17,177   20,520
 8/31/2002     14,900      14,043        16,615       17,229   20,654
 9/30/2002     13,874      13,076        15,005       15,442   18,410
10/31/2002     14,900      14,043        16,160       16,858   20,030
11/30/2002     15,280      14,402        16,829       17,774   21,209
12/31/2002     14,178      13,363        15,657       16,546   19,963
 1/31/2003     14,065      13,256        15,296       16,145   19,440
 2/28/2003     13,989      13,185        15,131       16,070   19,148
 3/31/2003     14,293      13,471        15,415       16,370   19,334
 4/30/2003     15,205      14,330        16,544       17,580   20,927
 5/31/2003     16,079      15,154        17,354       18,457   22,029
 6/30/2003     16,117      15,191        17,498       18,711   22,310
 7/31/2003     16,802      15,836        18,005       19,177   22,704
 8/31/2003     17,258      16,265        18,448       19,654   23,146
 9/30/2003     16,764      15,800        18,056       19,444   22,901
10/31/2003     18,360      17,304        19,151       20,536   24,196
11/30/2003     18,512      17,448        19,333       20,751   24,409
12/31/2003     18,740      17,663        19,878       21,468   25,689
 1/31/2004     19,158      18,056        20,259       21,907   26,161
 2/29/2004     19,309      18,199        20,347       22,046   26,524
 3/31/2004     19,234      18,128        20,120       21,637   26,124
 4/30/2004     18,626      17,555        19,668       21,385   25,714
 5/31/2004     19,196      18,093        20,025       21,784   26,067
 6/30/2004     19,766      18,630        20,311       22,056   26,574
 7/31/2004     18,399      17,341        19,110       20,809   25,694
 8/31/2004     18,170      17,126        18,975       20,707   25,798
 9/30/2004     18,930      17,841        19,420       20,904   26,078
10/31/2004     19,613      18,486        19,654       21,230   26,476
11/30/2004     20,869      19,669        20,531       21,960   27,547
12/31/2004     21,668      20,422        21,360       22,821   28,485
 1/31/2005     20,792      19,597        20,625       22,060   27,790
 2/28/2005     21,096      19,883        20,760       22,295   28,375
 3/31/2005     20,478      19,305        20,381       21,888   27,873

Average Annual Total Returns -- March 31, 2005

----------------------------------------------------------------------------------------
                                      6 MONTHS/5/   1 YEAR/5/   5 YEARS/5/   10 YEARS/5/
                                      -----------   ---------   ----------   -----------
CLASS A/1/
Net Asset Value/2/                       8.23%        6.52%       -8.78%        7.43%
With Maximum Sales Charge/3/             2.08         0.37        -9.86         6.80

CLASS B/1/
Net Asset Value/2/                       7.89         5.75        -9.45         6.68
With CDSC/4/                             2.89         0.75        -9.66         6.68

CLASS C/1/
Net Asset Value/2/                       7.89         5.75        -9.45         6.68
With CDSC/4/                             6.89         4.75        -9.45         6.68

CLASS Y/1/
Net Asset Value/2/                       8.35         6.90        -8.57         7.64
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
COMPARATIVE PERFORMANCE                 6 MONTHS      1 YEAR      5 YEARS      10 YEARS
                                        --------      ------      -------      --------
Russell 1000 Growth Index                 4.71%        1.16%       -11.28%       8.15%
Lipper Large-Cap Growth Funds Index       4.95         1.30        -11.95        7.38
Lipper Large-Cap Growth Funds Avg.        4.70         1.18        -10.17        7.37
Morningstar Large Growth Fund Avg.        5.42         1.59         -9.71        7.85
---------------------------------------------------------------------------------------

All returns represent past performance and do not guarantee future results. Periods less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.

Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

                                                           % of Net Assets as of
--------------------------------------------------------------------------------
FUND COMPOSITION                                             3/31/05   9/30/04
--------------------------------------------------------------------------------
Common Stocks                                                  95.8      98.4
--------------------------------------------------------------------------------
Short Term Investments and Other                                4.2       1.6
--------------------------------------------------------------------------------

                                                           % of Net Assets as of
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS                                         3/31/05   9/30/04
--------------------------------------------------------------------------------
Johnson & Johnson                                               3.8       2.3
--------------------------------------------------------------------------------
General Electric Co.                                            3.5       1.6
--------------------------------------------------------------------------------
Apple Computer, Inc.                                            3.4       2.5
--------------------------------------------------------------------------------
Google, Inc.                                                    2.9       0.7
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                        2.9       2.4
--------------------------------------------------------------------------------
Legg Mason, Inc.                                                2.8       1.2
--------------------------------------------------------------------------------
Well Point, Inc.                                                2.7       0.0
--------------------------------------------------------------------------------
Coach, Inc.                                                     2.7       1.8
--------------------------------------------------------------------------------
Lehman Bothers Holdings, Inc.                                   2.5       1.5
--------------------------------------------------------------------------------
Proctor & Gamble Co.                                            2.5       2.5
--------------------------------------------------------------------------------

                                                           % of Net Assets as of
--------------------------------------------------------------------------------
FIVE LARGEST INDUSTRIES                                      3/31/05   9/30/04
--------------------------------------------------------------------------------
Healthcare Providers & Services                                 9.8       4.3
--------------------------------------------------------------------------------
Healthcare Equipment & Supplies                                 8.4       8.6
--------------------------------------------------------------------------------
Capital Markets                                                 8.3       2.7
--------------------------------------------------------------------------------
Software                                                        6.1       9.1
--------------------------------------------------------------------------------
Textiles Apparel & Luxury Goods                                 4.7       1.8
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 6 for a description of the indexes.

NOTES TO CHARTS

/1/ Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.

/2/  Does not include a sales charge.

/3/  Includes maximum sales charge of 5.75%.

/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Effective 2/1/04, Class C shares no longer impose a 1% front-end sales charge.

/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.

--------------------------------------------------------------------------------
                           Loomis Sayles Research Fund
--------------------------------------------------------------------------------

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:

July 31, 2000

--------------------------------------------------------------------------------
Managers:

Team Management, led by Lauriann Kloppenburg Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A LSRRX
Class B LSCBX
Class C LSCCX
Class Y LISRX

--------------------------------------------------------------------------------
What You Should Know:

Growth stocks are generally more sensitive to market movements than value stocks. Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Small-cap stocks are generally more volatile than the market.

Management Discussion
--------------------------------------------------------------------------------

By focusing on companies able to grow their earnings faster than the overall market, Loomis Sayles Research Fund was able to deliver positive results for the six months ended March 31, 2005. The fund's Class A shares had a total return of 10.71%, based on net asset value, while the Standard & Poor's 500 Index returned 6.88%. The average return in the Morningstar Large Blend Category for the six months was 7.14%.

CONSUMER DISCRETIONARY, INFORMATION TECHNOLOGY HOLDINGS LED PERFORMANCE

Stock selections in the consumer discretionary sector, notably travel and leisure companies and retailers, made this the strongest sector. The best performers within travel and leisure were two cruise lines - Carnival Corp. and Royal Caribbean Cruises - and Starwood Hotels & Resorts, a leader in the hospitality industry. We sold Carnival and Royal Caribbean at a profit. In retailing, several turnaround companies helped substantially, including Nordstrom, J.C. Penney, and Federated Department Stores.

Our information technology selections benefited from brisk demand in an expanding economy. Apple Computer was the fund's largest single contributor, as its earnings surged with sales of the popular iPod. Other individual standouts included ExxonMobil, whose stock price jumped in the strong rally in the energy sector, and Aetna, a leading HMO, whose earnings growth reflected a combination of membership increases and an aggressive cost-cutting program.

Our decision to downplay the media and durable goods sectors also helped results because both of these industries performed poorly. Although our utilities holdings had positive results, the relatively small size of the fund's position in these stocks made this group one of the least significant contributors.

TELECOMMUNICATIONS SELECTIONS AND TWO HEALTHCARE STOCKS DECLINED

The fund's telecommunications selections did poorly during the six-month period; BellSouth and Century Tel both declined in value. Two individual healthcare holdings were also disappointing: Biogen Idec, a biotechnology company, and Kinetic Concepts, a medical devices firm. Biogen Idec's stock plummeted after it was forced to withdraw a multiple sclerosis treatment from the market and we eliminated the position. After we purchased Kinetic Concepts in December, the stock fell on disappointing earnings reports and reduced earnings expectations for 2005. However, our long-term outlook for the company remains favorable so the stock is still in the portfolio.

STRATEGY BASED ON FUNDAMENTAL RESEARCH, STOCK SELECTION

We continued to keep our overall sector weightings close to those of the benchmark S&P 500, deviating in any one area by no more than 10%. Rather than attempt to make sector decisions based on macroeconomic analysis, we rely primarily on fundamental research and bottom-up stock selection. During the period, we paid increasing attention to changes in the fundamentals of individual companies and we became more willing to react quickly to any such shifts.

MUTED RETURNS ANTICIPATED FOR 2005

We believe overall stock index averages may rise only modestly in 2005, as investors sort through the positive effects of continued healthy earnings gains and the negative impacts of rising interest rates. At some point, however, when economic growth has cooled a bit, the Federal Reserve will stop raising short-term interest rates and then investors may focus on the sustainability of earnings growth and a more benign interest-rate outlook. As a result, we expect stock market returns may be better in 2006 than in 2005. For the remainder of this year, we expect that less cyclical industries may produce better performance than those areas that are linked most closely to the economic cycle. However, we do not have strong convictions about prospects for these sectors and we plan to continue to view the markets opportunistically.

--------------------------------------------------------------------------------
                           Loomis Sayles Research Fund
--------------------------------------------------------------------------------

Investment Results through March 31, 2005
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/

                                     [CHART]

                                   Line chart

                           Loomis Sayles Research Fund
                 Growth of $10,000 Investment in Class A Shares
                July 31, 2000 (inception) through March 31, 2005

Investment @ N.A.V.   10,000                                           7/31/2000
Sales Charge %                                                         3/31/2005
Sales Charge            (575)
                      ------
Investment @ M.S.C.    9,425
                      ======

                              Class A       Lipper
                             @ Maximum     Large Cap     S&P
   Month      Net Asset        Sales      Core Funds     500
    End      Value /(1)/   Charge /(2)/      Index      Index
----------   -----------   ------------   ----------   ------
 7/31/2000      10,000         9,425        10,000     10,000
 8/31/2000      10,937        10,308        10,690     10,621
 9/30/2000      10,538         9,932        10,121     10,060
10/31/2000      10,109         9,528        10,003     10,018
11/30/2000       8,698         8,198         9,124      9,228
12/31/2000       9,039         8,519         9,235      9,273
 1/31/2001       9,149         8,623         9,497      9,602
 2/28/2001       8,147         7,679         8,613      8,727
 3/31/2001       7,646         7,206         8,084      8,174
 4/30/2001       8,298         7,820         8,699      8,809
 5/31/2001       8,368         7,887         8,748      8,868
 6/30/2001       8,227         7,754         8,515      8,652
 7/31/2001       7,997         7,537         8,392      8,567
 8/31/2001       7,526         7,093         7,898      8,031
 9/30/2001       6,865         6,470         7,298      7,382
10/31/2001       7,105         6,696         7,470      7,523
11/30/2001       7,626         7,187         7,960      8,100
12/31/2001       7,793         7,345         8,050      8,171
 1/31/2002       7,713         7,270         7,923      8,052
 2/28/2002       7,623         7,185         7,790      7,896
 3/31/2002       7,903         7,449         8,055      8,193
 4/30/2002       7,582         7,146         7,634      7,697
 5/31/2002       7,492         7,061         7,578      7,640
 6/30/2002       7,001         6,598         7,055      7,096
 7/31/2002       6,429         6,059         6,531      6,543
 8/31/2002       6,389         6,022         6,585      6,586
 9/30/2002       5,707         5,378         5,945      5,870
10/31/2002       6,148         5,794         6,407      6,387
11/30/2002       6,399         6,031         6,693      6,762
12/31/2002       6,079         5,729         6,341      6,365
 1/31/2003       5,938         5,597         6,174      6,198
 2/28/2003       5,848         5,512         6,092      6,105
 3/31/2003       5,928         5,587         6,144      6,165
 4/30/2003       6,360         5,994         6,596      6,672
 5/31/2003       6,712         6,326         6,916      7,024
 6/30/2003       6,803         6,411         6,984      7,114
 7/31/2003       6,954         6,554         7,094      7,239
 8/31/2003       7,054         6,649         7,232      7,380
 9/30/2003       6,934         6,535         7,138      7,302
10/31/2003       7,376         6,952         7,487      7,715
11/30/2003       7,467         7,037         7,550      7,783
12/31/2003       7,760         7,313         7,913      8,191
 1/31/2004       7,860         7,408         8,025      8,341
 2/29/2004       8,022         7,560         8,120      8,457
 3/31/2004       7,951         7,494         7,993      8,330
 4/30/2004       7,729         7,285         7,869      8,199
 5/31/2004       7,840         7,389         7,949      8,311
 6/30/2004       8,031         7,569         8,091      8,473
 7/31/2004       7,658         7,218         7,804      8,193
 8/31/2004       7,648         7,209         7,809      8,226
 9/30/2004       7,850         7,399         7,899      8,315
10/31/2004       7,921         7,465         8,006      8,442
11/30/2004       8,354         7,874         8,309      8,783
12/31/2004       8,671         8,172         8,569      9,082
 1/31/2005       8,560         8,068         8,376      8,861
 2/28/2005       8,752         8,248         8,532      9,047
 3/31/2005       8,689         8,189         8,376      8,887

Average Annual Total Returns -- March 31, 2005

--------------------------------------------------------------------------------
                                                                     SINCE FUND
                                          6 MONTHS/6/   1 YEAR/6/   INCEPTION/6/
                                          -----------   ---------   ------------
CLASS A/1/
Net Asset Value/2/                           10.71%        9.31%        -2.97
With Maximum Sales Charge/3/                  4.28         3.04         -4.19
CLASS B/1/
Net Asset Value/2/                           10.52         8.69         -3.79
With CDSC/4/                                  5.52         3.69         -4.20
CLASS C/1/
Net Asset Value/2/                           10.39         8.42         -3.85
With CDSC/4/                                  9.39         7.42         -3.85
Class Y/1/
Net Asset Value/2/                           11.03         9.91         -2.67
--------------------------------------------------------------------------------

                                                                     SINCE FUND
COMPARATIVE PERFORMANCE                         6 MONTHS   1 YEAR   INCEPTION/5/
-----------------------                         --------   ------   ------------
S&P 500 Index                                     6.88%     6.69%       -2.50
Lipper Large-Cap Core Funds Index                 6.04      4.79        -3.73
Lipper Large-Cap Core Funds Avg.                  6.22      4.04        -4.03
Morningstar Large Blend Fund Avg.                 7.14      5.79        -2.12
--------------------------------------------------------------------------------

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.

Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

                                                           % of Net Assets as of
                                                           ---------------------
FUND COMPOSITION                                             3/31/05   9/30/04
--------------------------------------------------------------------------------
Common Stocks                                                  99.3      99.6
--------------------------------------------------------------------------------
Other Assets                                                    0.7       0.4
--------------------------------------------------------------------------------

                                                           % of Net Assets as of
                                                           ---------------------
TEN LARGEST HOLDINGS                                         3/31/05   9/30/04
--------------------------------------------------------------------------------
General Electric Co.                                            4.7       4.1
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                               4.2       3.5
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                  2.9       1.9
--------------------------------------------------------------------------------
Procter & Gamble Co.                                            2.6       3.1
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                       2.3       1.9
--------------------------------------------------------------------------------
Apple Computer, Inc.                                            2.2       1.4
--------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.)                             2.2       1.0
--------------------------------------------------------------------------------
Prudential Financial, Inc.                                      2.2       0.0
--------------------------------------------------------------------------------
Tyco International Ltd.                                         2.1       1.9
--------------------------------------------------------------------------------
SLM Corp                                                        2.1       0.0
--------------------------------------------------------------------------------

                                                           % of Net Assets as of
                                                           ---------------------
FIVE LARGEST INDUSTRIES                                      3/31/05   9/30/04
--------------------------------------------------------------------------------
Capital Markets                                                10.2       4.4
--------------------------------------------------------------------------------
Industrial Conglomerates                                        6.8       7.1
--------------------------------------------------------------------------------
Healthcare Providers & Services                                 5.9       5.1
--------------------------------------------------------------------------------
Multiline Retail                                                5.7       1.8
--------------------------------------------------------------------------------
Oil & Gas                                                       6.2       5.6
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

See page 6 for a description of the indexes.

Notes to Charts

/1/ Returns shown in the chart include the performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ The since-inception performance comparisons shown are calculated from 7/31/00.
/6/ Fund performance has been increased by expense waivers, without which performance would have been lower.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Standard & Poor's 500 ("S&P 500") Stock Index is an unmanaged index of U.S. common stock performance.

Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. growth companies within the Russell 3000 Index.

Lipper Fund Indexes are equally weighted indexes typically consisting of the 30 largest mutual funds within each fund's category, as calculated by Lipper, Inc.

Lipper Fund Averages are the average performance without sales charges of the mutual funds in a stated category, as calculated by Lipper, Inc.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Understanding Your Funds' Expenses
--------------------------------------------------------------------------------

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish account (certain exceptions may apply). These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2004 through March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                           BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GROWTH FUND                          10/1/04                  3/31/05               10/1/04 - 3/31/05
----------------------------------------   -----------------------   --------------------   ----------------------------
CLASS A
Actual                                            $1,000.00                $1,082.30                    $5.71
Hypothetical (5% return before expenses)          $1,000.00                $1,019.45                    $5.54

CLASS B
Actual                                            $1,000.00                $1,078.90                    $9.59
Hypothetical (5% return before expenses)          $1,000.00                $1,015.71                    $9.30

CLASS C
Actual                                            $1,000.00                $1,078.90                    $9.59
Hypothetical (5% return before expenses)          $1,000.00                $1,015.71                    $9.30

CLASS Y
Actual                                            $1,000.00                $1,083.50                    $4.42
Hypothetical (5% return before expenses)          $1,000.00                $1,020.69                    $4.28

* Expenses are equal to the Fund's annualized expense ratio: 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

--------------------------------------------------------------------------------
                       Understanding Your Funds' Expenses
--------------------------------------------------------------------------------

                                           BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES RESEARCH FUND                        10/1/04                  3/31/05               10/1/04 - 3/31/05
----------------------------------------   -----------------------   --------------------   ----------------------------
CLASS A
Actual                                            $1,000.00                $1,107.10                    $ 6.57
Hypothetical (5% return before expenses)          $1,000.00                $1,018.70                    $ 6.29

CLASS B
Actual                                            $1,000.00                $1,105.20                    $10.50
Hypothetical (5% return before expenses)          $1,000.00                $1,014.96                    $10.05

CLASS C
Actual                                            $1,000.00                $1,103.90                    $10.49
Hypothetical (5% return before expenses)          $1,000.00                $1,014.96                    $10.05

CLASS Y
Actual                                            $1,000.00                $1,110.30                    $ 4.47
Hypothetical (5% return before expenses)          $1,000.00                $1,020.69                    $ 4.28

* Expenses are equal to the Fund's annualized expense ratio: 1.25%, 2.00%, 2.00% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

--------------------------------------------------------------------------------
              Loomis Sayles Growth Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of March 31, 2005 (unaudited)

  Shares     Description                                             Value (a)
-------------------------------------------------------------------------------
COMMON STOCKS -- 95.8% OF TOTAL NET ASSETS

             Capital Markets -- 8.3%
    21,089   Goldman Sachs Group, Inc.                             $  2,319,579
    54,819   Legg Mason, Inc.                                         4,283,557
    41,026   Lehman Brothers Holdings, Inc.                           3,863,008
    38,998   T. Rowe Price Group, Inc.                                2,315,701
                                                                   ------------
                                                                     12,781,845
                                                                   ------------

             Communications Equipment -- 3.2%
    75,275   Juniper Networks, Inc. (c)                               1,660,567
    89,550   QUALCOMM, Inc.                                           3,282,007
                                                                   ------------
                                                                      4,942,574
                                                                   ------------

             Computers & Peripherals -- 3.4%
   125,237   Apple Computer, Inc. (c)                                 5,218,626
                                                                   ------------

             Diversified Financial Services -- 2.6%
     7,948   Chicago Mercantile Exchange                              1,542,151
    31,056   Moody's Corp.                                            2,511,188
                                                                   ------------
                                                                      4,053,339
                                                                   ------------

             Financial Services -- 1.3%
   112,325   Providian Financial Corp. (c)                            1,927,497
                                                                   ------------

             Food & Staples Retailing -- 3.6%
    73,200   Walgreen Co.                                             3,251,544
    22,909   Whole Foods Market, Inc.                                 2,339,696
                                                                   ------------
                                                                      5,591,240
                                                                   ------------

             Healthcare Equipment & Supplies -- 8.4%
    24,050   C.R. Bard, Inc.                                          1,637,324
    87,341   Johnson & Johnson                                        5,865,822
    23,125   Kinetic Concepts, Inc. (c)                               1,379,406
    36,550   Stryker Corp.                                            1,630,496
    29,314   Zimmer Holdings, Inc. (c)                                2,280,922
                                                                   ------------
                                                                     12,793,970
                                                                   ------------

             Healthcare Providers & Services -- 9.8%
    45,925   Aetna, Inc.                                              3,442,079
    77,525   Caremark Rx, Inc. (c)                                    3,083,944
    46,771   UnitedHealth Group, Inc.                                 4,461,018
    32,551   WellPoint, Inc. (c)                                      4,080,268
                                                                   ------------
                                                                     15,067,309
                                                                   ------------

             Home Construction -- 4.3%
    47,891   D.R. Horton, Inc.                                        1,400,333
    34,200   Pulte Homes, Inc.                                        2,518,146
    33,200   Toll Brothers, Inc. (c)                                  2,617,820
                                                                   ------------
                                                                      6,536,299
                                                                   ------------

             Hotels, Restaurants & Leisure -- 3.3%
    36,000   MGM Mirage (c)                                           2,549,520
    40,850   Starwood Hotels & Resorts Worldwide, Inc.                2,452,225
                                                                   ------------
                                                                      5,001,745
                                                                   ------------

             Household Products -- 2.5%
    72,750   Procter & Gamble Co.                                     3,855,750
                                                                   ------------

             Industrial Conglomerates -- 3.5%
   150,336   General Electric Co.                                     5,421,116
                                                                   ------------

             Insurance -- 1.6%
    44,175   Prudential Financial, Inc.                               2,535,645
                                                                   ------------

             Internet & Catalog Retail -- 1.8%
    75,868   eBay, Inc. (c)                                           2,826,842
                                                                   ------------

             Internet Software & Services -- 4.2%
    24,980   Google, Inc., Class A (c)                                4,509,140
    69,147   VeriSign, Inc. (c)                                       1,984,519
                                                                   ------------
                                                                      6,493,659
                                                                   ------------

             IT Services -- 1.6%
    52,550   Cognizant Technology Solutions Corp. (c)              $  2,427,810
                                                                   ------------

             Machinery -- 2.2%
    62,598   Danaher Corp.                                            3,343,359
                                                                   ------------

             Media -- 2.2%
    26,350   Getty Images, Inc. (c)                                   1,873,748
    42,725   Viacom, Inc., Class B                                    1,488,112
                                                                   ------------
                                                                      3,361,860
                                                                   ------------

             Oil & Gas -- 3.8%
    38,250   Apache Corp.                                             2,342,047
   107,395   XTO Energy, Inc.                                         3,526,852
                                                                   ------------
                                                                      5,868,899
                                                                   ------------
             Oil & Gas Exploration -- 3.7%
    37,325   Burlington Resources, Inc.                               1,868,863
    77,490   EOG Resources, Inc.                                      3,776,862
                                                                   ------------
                                                                      5,645,725
                                                                   ------------

             Semiconductors & Semiconductor Equipment-- 4.3%
   154,500   Intel Corp.                                              3,589,035
   120,300   Texas Instruments, Inc.                                  3,066,447
                                                                   ------------
                                                                      6,655,482
                                                                   ------------

             Software -- 6.1%
    26,596   Adobe Systems, Inc.                                      1,786,453
    23,200   Electronic Arts, Inc. (c)                                1,201,296
   283,058   Oracle Corp. (c)                                         3,532,564
   130,644   Symantec Corp. (c)                                       2,786,637
                                                                   ------------
                                                                      9,306,950
                                                                   ------------

             Specialty Retail -- 1.6%
    86,473   Chico's FAS, Inc. (c)                                    2,443,727
                                                                   ------------

             Textiles Apparel & Luxury Goods -- 4.7%
    71,978   Coach, Inc. (c)                                          4,076,114
    36,850   NIKE, Inc., Class B                                      3,069,974
                                                                   ------------
                                                                      7,146,088
                                                                   ------------
             Trading Companies & Distributors -- 1.2%
    32,109   Fastenal Co.                                             1,775,949
                                                                   ------------

             Transportation Services -- 1.3%
    36,228   Expeditors International of Washington, Inc.             1,940,009
                                                                   ------------

             Utilities - Electric -- 1.3%
   126,150   AES Corp. (The) (c)                                      2,066,337
                                                                   ------------
             Total Common Stocks
             (Identified Cost $ 139,980,701)                        147,029,651
                                                                   ------------

Principal Amount
----------------
Short Term Investment -- 4.1% of Total Net Assets

$6,198,000   Repurchase Agreement with State Street Corp.,            6,198,000
                                                                   ------------
             dated 3/31/05 at 1.250% to be repurchased at $6,198,215 on 4/1/05 collateralized by $5,495,000
             U.S. Treasury Bond, 6.000% due 2/15/2026 with a value of $6,322,404

             Total Short-Term Investment
             (Identified Cost $6,198,000)                             6,198,000
                                                                   ------------
             Total Investments -- 99.9%
             (Identified Cost $146,178,701) (b)                     153,227,651
             Other assets less liabilities -- 0.1%                      193,661
                                                                   ------------
             Total Net Assets -- 100%                              $153,421,312
                                                                   ============

                 See accompanying notes to financial statements.               9

--------------------------------------------------------------------------------
          Loomis Sayles Growth Fund -- Schedule of Investments (Cont.)
--------------------------------------------------------------------------------

Investments as of March 31, 2005 (unaudited)

(a)          See Note 2a of Notes to Financial Statements.
(b)          Federal Tax Information:

             At March 31, 2005, the net unrealized appreciation
             on investments based on cost of $146,178,701 for
             federal income tax purposes as follows:
             Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost                                         $11,779,254
             Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax cost
             over value                                             (4,730,304)
                                                                   -----------
             Net unrealized appreciation                           $ 7,048,950
                                                                   ===========

             At September 30, 2004, the Fund had a capital loss carryover of approximately $58,514,515 of which $3,696,755 expires on September 30, 2008,
             $26,085,507 expires on September 30, 2009,
             $24,360,259 expires on September 30, 2010 and
             $4,371,994 expires on September 30, 2011.

             The Fund acquired capital loss carryovers of $44,043,168 in its November 14, 2003 merger with the CDC Nvest Large Cap Growth Fund, and $18,973,040 in its December 17, 2004 merger with the CDC Nvest Star Growth Fund (see Note 9 of Notes to the Financial Statements). Utilization of these losses is subject to limitations. These amounts maybe available to offset future realized capital gains, if any, to the extent provided by regulations.

             At September 30, 2004, the components of distributable earnings excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.

             The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.

(c)          Non-income producing security.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS
   Healthcare Providers & Services             9.8%
   Healthcare Equipment & Supplies             8.4
   Capital Markets                             8.3
   Software                                    6.1
   Textiles Apparel & Luxury Goods             4.7
   Semiconductors & Semiconductor Equipment    4.3
   Home Construction                           4.3
   Internet Software & Services                4.2
   Oil & Gas                                   3.8
   Oil & Gas Exploration                       3.7
   Food & Staples Retailing                    3.6
   Industrial Conglomerates                    3.5
   Computers & Peripherals                     3.4
   Hotels, Restaurants & Leisure               3.3
   Communications Equipment                    3.2
   Diversified Financial Services              2.6
   Household Products                          2.5
   Media                                       2.2
   Machinery                                   2.2
   Other, less than 2% each                   11.7

10               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
             Loomis Sayles Research Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of March 31, 2005 (unaudited)

Shares   Description                                                  Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.3% OF TOTAL NET ASSETS

         Aerospace & Defense -- 3.1%
 6,275   Rockwell Collins, Inc.                                      $  298,627
 4,800   United Technologies Corp.                                      487,968
                                                                     ----------
                                                                        786,595
                                                                     ----------

         Auto & Related -- 0.8%
 3,600   Rockwell Automation, Inc.                                      203,904
                                                                     ----------

         Beverages -- 1.4%
 6,850   PepsiCo, Inc.                                                  363,256
                                                                     ----------

         Biotechnology -- 1.6%
 3,800   Genentech, Inc. (c)                                            215,118
 5,475   Gilead Sciences, Inc. (c)                                      196,005
                                                                     ----------
                                                                        411,123
                                                                     ----------

         Capital Markets -- 10.2%
 7,450   Franklin Resources, Inc.                                       511,442
 5,300   Goldman Sachs Group, Inc.                                      582,947
 7,875   Investors Financial Services Corp.                             385,166
 4,825   Legg Mason, Inc.                                               377,026
 7,700   Lehman Brothers Holdings, Inc.                                 725,032
                                                                     ----------
                                                                      2,581,613
                                                                     ----------

         Chemicals -- 1.7%
 8,025   Lyondell Chemical Co.                                          224,058
 4,300   Praxair, Inc.                                                  205,798
                                                                     ----------
                                                                        429,856
                                                                     ----------

         Communications Equipment -- 3.0%
 4,825   F5 Networks, Inc. (c)                                          243,614
 9,125   QUALCOMM, Inc.                                                 334,431
 2,450   Research In Motion Ltd. (c)                                    187,229
                                                                     ----------
                                                                        765,274
                                                                     ----------

         Computers & Peripherals -- 4.2%
13,275   Apple Computer, Inc. (c)                                       553,169
13,400   Dell, Inc. (c)                                                 514,828
                                                                     ----------
                                                                      1,067,997
                                                                     ----------

         Consumer Finance -- 1.9%
 6,400   Capital One Financial Corp.                                    478,528
                                                                     ----------

         Diversified Financial Services -- 4.3%
 1,675   Chicago Mercantile Exchange                                    325,000
 2,875   Moody's Corp.                                                  232,473
10,500   SLM Corp.                                                      523,320
                                                                     ----------
                                                                      1,080,793
                                                                     ----------

         Diversified Telecommunication Services -- 3.2%
12,100   BellSouth Corp.                                                318,109
 7,625   CenturyTel, Inc.                                               250,405
10,000   SBC Communications, Inc.                                       236,900
                                                                     ----------
                                                                        805,414
                                                                     ----------

         Electric Utilities -- 2.2%
10,850   Exelon Corp.                                                   497,906
 1,775   PG&E Corp. (c)                                                  60,528
                                                                     ----------
                                                                        558,434
                                                                     ----------

         Energy Equipment & Services -- 2.3%
 7,825   Halliburton Co.                                                338,431
 3,850   Nabors Industries Ltd. (c)                                     227,689
                                                                     ----------
                                                                        566,120
                                                                     ----------

         Financial Services -- 1.2%
18,075   Providian Financial Corp. (c)                                  310,167
                                                                     ----------

         Food & Staples Retailing -- 3.4%
 5,300   CVS Corp.                                                   $  278,886
 6,650   Walgreen Co.                                                   295,393
 2,600   Whole Foods Market, Inc.                                       265,538
                                                                     ----------
                                                                        839,817
                                                                     ----------

         Healthcare Equipment & Supplies -- 3.7%
 5,700   Kinetic Concepts, Inc. (c)                                     340,005
 8,575   St. Jude Medical, Inc. (c)                                     308,700
 3,575   Zimmer Holdings, Inc. (c)                                      278,171
                                                                     ----------
                                                                        926,876
                                                                     ----------

         Healthcare Providers & Services -- 5.9%
 5,100   Aetna, Inc.                                                    382,245
 7,800   Caremark Rx, Inc. (c)                                          310,284
 5,025   UnitedHealth Group, Inc.                                       479,284
 2,525   WellPoint, Inc. (c)                                            316,509
                                                                     ----------
                                                                      1,488,322
                                                                     ----------

         Hotels, Restaurants & Leisure -- 1.7%
 6,950   Starwood Hotels & Resorts Worldwide, Inc.                      417,209
                                                                     ----------

         Household Products -- 2.6%
12,400   Procter & Gamble Co.                                           657,200
                                                                     ----------

         Industrial Conglomerates -- 6.8%
32,600   General Electric Co.                                         1,175,556
15,700   Tyco International Ltd.                                        530,660
                                                                     ----------
                                                                      1,706,216
                                                                     ----------

         Insurance -- 2.2%
 9,475   Prudential Financial, Inc.                                     543,865
                                                                     ----------

         Internet Software & Services -- 2.4%
 9,775   VeriSign, Inc. (c)                                             280,543
 9,500   Yahoo! Inc. (c)                                                322,050
                                                                     ----------
                                                                        602,593
                                                                     ----------

         IT Services -- 1.1%
11,725   Accenture Ltd., Class A (c)                                    283,159
                                                                     ----------

         Media -- 0.7%
 4,900   Viacom, Inc., Class B                                          170,667
                                                                     ----------

         Mining -- 1.5%
 8,275   CONSOL Energy, Inc.                                            389,091
                                                                     ----------

         Multiline Retail -- 5.7%
 7,775   Federated Department Stores, Inc.                              494,801
10,600   J.C. Penney Co., Inc. (Holding Co.)                            550,352
 6,825   Nordstrom, Inc.                                                377,968
                                                                     ----------
                                                                      1,423,121
                                                                     ----------

         Oil & Gas -- 6.2%
 3,775   Apache Corp.                                                   231,143
 2,475   ConocoPhillips                                                 266,904
17,700   ExxonMobil Corp.                                             1,054,920
                                                                     ----------
                                                                      1,552,967
                                                                     ----------

         Personal Products -- 3.0%
 6,450   Avon Products, Inc.                                            276,963
 9,475   Gillette Co. (The)                                             478,298
                                                                     ----------
                                                                        755,261
                                                                     ----------

         Pharmaceuticals -- 1.3%
 7,100   Abbott Laboratories                                            331,002
                                                                     ----------

         Road & Rail -- 1.2%
 5,500   Burlington Northern Santa Fe Corp.                             296,615
                                                                     ----------

         Semiconductors & Semiconductor Equipment -- 1.5%
16,575   Intel Corp.                                                    385,037
                                                                     ----------

               See accompanying notes to financial statements.                11

--------------------------------------------------------------------------------
         Loomis Sayles Research Fund -- Schedule of Investments (cont.)
--------------------------------------------------------------------------------

Investments as of March 31, 2005 (unaudited)

Shares   Description                                                  Value (a)
--------------------------------------------------------------------------------

         Software -- 2.8%
 5,675   Mercury Interactive Corp. (c)                              $   268,881
34,700   Oracle Corp. (c)                                               433,056
                                                                    -----------
                                                                        701,937
                                                                    -----------

         Specialty Retail -- 2.5%
13,125   Chico's FAS, Inc. (c)                                          370,913
 7,900   Staples, Inc.                                                  248,297
                                                                    -----------
                                                                        619,210
                                                                    -----------

         Textiles Apparel & Luxury Goods -- 1.4%
 6,400   Coach, Inc. (c)                                                362,432
                                                                    -----------

         Utilities -- 0.6%
 4,650   Edison International                                           161,448
                                                                    -----------
         Total Common Stocks
         (Identified Cost $21,584,235)                               25,023,119
                                                                    -----------
         Total Investments -- 99.3%
         (Identified Cost $21,584,235) (b)                           25,023,119
         Other assets less liabilities -- 0.7%                          177,443
                                                                    -----------
         Total Net Assets -- 100%                                   $25,200,562
                                                                    ===========

(a)      See Note 2a of Notes to Financial Statements.

(b)      Federal Tax Information:
         At March 31, 2005, the net unrealized appreciation on
         investments based on cost of $21,584,235 for federal
         income tax purposes was as follows:
         Aggregate gross unrealized appreciation for all
         securities in which there is an excess of value over tax
         cost                                                       $ 3,644,445
         Aggregate gross unrealized depreciation for all
         securities in which there is an excess of tax cost over
         value                                                         (205,561)
                                                                    -----------
         Net unrealized appreciation                                $ 3,438,884
                                                                    ===========

         At September 30, 2004, the Fund had a capital loss carryover of approximately $1,537,528 which expires on September 30, 2011. This may be available to offset future realized gains, if any, to the extent provided by regulations.

         At September 30, 2004, the components of distributable earnings excluding unrealized appreciation/depreciation disclosed on a tax basis consisted of $87,376 in undistributed ordinary income and $0 in undistributed long-term gains.

         The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.

(c)      Non-income producing security.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

   Capital Markets                          10.2%
   Industrial Conglomerates                  6.8
   Oil & Gas                                 6.2
   Healthcare Providers & Services           5.9
   Multiline Retail                          5.7
   Diversified Financial Services            4.3
   Computers & Peripherals                   4.2
   Healthcare Equipment & Supplies           3.7
   Food & Staples Retailing                  3.4
   Diversified Telecommunication Services    3.2
   Aerospace & Defense                       3.1
   Communications Equipment                  3.0
   Personal Products                         3.0
   Software                                  2.8
   Household Products                        2.6
   Specialty Retail                          2.5
   Internet Software & Services              2.4
   Energy Equipment & Services               2.3
   Electric Utilities                        2.2
   Insurance                                 2.2
   Other, less than 2% each                 19.6

12             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statements of Assets & Liabilities
--------------------------------------------------------------------------------

March 31, 2005 (unaudited)

                                                                   Growth Fund    Research Fund
                                                                   ------------   -------------
ASSETS
   Investments at cost                                             $146,178,701    $21,584,235
   Net unrealized appreciation                                        7,048,950      3,438,884
                                                                   ------------    -----------
      Investments at value                                          153,227,651     25,023,119
   Cash                                                                     793        143,477
   Receivable for Fund shares sold                                      593,990          9,798
   Receivable for securities sold                                     3,393,176        230,309
   Dividends and interest receivable                                     73,468         31,056
   Tax reclaims receivable                                                  434             --
   Receivable from investment adviser                                   123,757          4,116
   Securities lending income receivable                                       4             --
   Other assets                                                             260             --
                                                                   ------------    -----------
      TOTAL ASSETS                                                  157,413,533     25,441,875
                                                                   ------------    -----------

LIABILITIES
   Payable for Fund shares redeemed                                      87,328             --
   Payable for securities purchased                                   3,590,303        160,252
   Management fees payable                                              128,876         10,586
   Deferred Trustees' fees                                               30,113          8,878
   Trustees' fees payable                                                 1,333            950
   Accounting and administrative fees payable                            16,125          3,036
   Service and distribution fees payable                                  1,810              6
   Transfer agent fees payable                                          114,620         37,722
   Other accounts payable and accrued expenses                           21,713         19,883
                                                                   ------------    -----------
      TOTAL LIABILITES                                                3,992,221        241,313
                                                                   ------------    -----------
NET ASSETS                                                         $153,421,312    $25,200,562
                                                                   ============    ===========

NET ASSSETS CONSIST OF:
   Paid in capital                                                 $201,852,313    $22,130,588
   Undistributed (overdistributed) net investment income (loss)        (158,021)        41,679
   Accumulated net realized gain (loss) on investments              (55,321,930)      (410,589)
   Net unrealized appreciation (depreciation) on investments          7,048,950      3,438,884
                                                                   ------------    -----------
NET ASSETS                                                         $153,421,312    $25,200,562
                                                                   ============    ===========

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
   Class A shares:
      Net assets                                                   $ 41,419,198    $   181,796
                                                                   ============    ===========
      Shares of beneficial interest                                   7,685,308         21,082
                                                                   ============    ===========
      Net asset value and redemption price per share               $       5.39    $      8.62
                                                                   ============    ===========
      Offering price per share (100/94.25 of $5.39, $ 8.62)        $       5.72    $      9.15
                                                                   ============    ===========
   Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets                                                   $ 37,583,815    $   155,641
                                                                   ============    ===========
      Shares of beneficial interest                                   7,053,672         18,227
                                                                   ============    ===========
      Net asset value and offering price per share                 $       5.33    $      8.54
                                                                   ============    ===========
   Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets                                                   $ 17,714,743    $    45,777
                                                                   ============    ===========
      Shares of beneficial interest                                   3,323,994          5,364
                                                                   ============    ===========
      Net asset value and offering price per share                 $       5.33    $      8.53
                                                                   ============    ===========
   Class Y shares:
      Net assets                                                   $ 56,703,556    $24,817,348
                                                                   ============    ===========
      Shares of beneficial interest                                  10,153,014      2,870,686
                                                                   ============    ===========
      Net asset value, offering and redemption price per share     $       5.58    $      8.65
                                                                   ============    ===========

                See accompanying notes to financial statements.               13

--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

                                                                      Growth Fund   Research Fund
                                                                      -----------   -------------
INVESTMENT INCOME
   Dividends                                                          $  577,459     $  152,045
   Interest                                                               13,754            533
                                                                      ----------     ----------
                                                                         591,213        152,578
                                                                      ----------     ----------
   Expenses
      Management fees                                                    297,567         59,662
      Service fees - Class A                                              37,473            179
      Service and distribution fees - Class B                            138,625            476
      Service and distribution fees - Class C                             60,929            109
      Trustees' fees and expenses                                          8,765          6,647
      Accounting and administrative                                       38,752          7,770
      Custodian                                                           28,343         24,464
      Transfer agent fees and expenses - Class A, Class B, Class C       192,888         36,002
      Transfer agent fees and expenses - Class Y                          39,599         17,026
      Audit and tax services                                              11,572         12,303
      Registration                                                        38,124         18,362
      Shareholder reporting                                               33,261          8,035
      Legal                                                                2,623            720
      Miscellaneous                                                        5,348          2,615
                                                                      ----------     ----------
   Total expenses                                                        933,869        194,370
      Less reimbursement/waiver                                         (190,979)       (91,982)
                                                                      ----------     ----------
   Net expenses                                                          742,890        102,388
                                                                      ----------     ----------
   Net investment income (loss)                                         (151,677)        50,190
                                                                      ----------     ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Realized gain on investments - net                                  3,481,810      1,228,281
   Change in unrealized appreciation on investments - net              1,655,306      1,171,403
                                                                      ----------     ----------
   Net realized and unrealized gain on investments                     5,137,116      2,399,684
                                                                      ----------     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $4,985,439     $2,449,874
                                                                      ==========     ==========

14               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           Growth Fund
                                                                 --------------------------------
                                                                 Six Months Ended     Year Ended
                                                                  March 31, 2005    September 30,
                                                                    (unaudited)          2004
                                                                 ----------------   -------------
FROM OPERATIONS:
   Net investment income (loss)                                   $   (151,677)      $  (378,883)
   Net realized gain (loss) on investments                           3,481,810         3,743,920
   Net change in unrealized appreciation (depreciation) on
      investments
                                                                     1,655,306         1,584,019
                                                                  ------------       -----------
   Increase (decrease) in net assets resulting from operations       4,985,439         4,949,056
                                                                  ------------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Class A                                                               --                --
      Class B                                                               --                --
      Class C                                                               --                --
      Class Y                                                               --                --
                                                                  ------------       -----------
   Total distributions                                                      --                --
                                                                  ------------       -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARES TRANSACTIONS                                 74,840,691        38,796,156
                                                                  ------------       -----------
   Total increase (decrease) in net assets                          79,826,130        43,745,212
NET ASSETS
   Beginning of period                                              73,595,182        29,849,970
                                                                  ------------       -----------
   End of period                                                  $153,421,312       $73,595,182
                                                                  ============       ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)      $   (158,021)      $    (6,344)
                                                                  ============       ===========

                                                                           Research Fund
                                                                 --------------------------------
                                                                 Six Months Ended     Year Ended
                                                                  March 31, 2005    September 30,
                                                                    (unaudited)          2004
                                                                 ----------------   -------------
FROM OPERATIONS:
   Net investment income (loss)                                    $    50,190       $    99,405
   Net realized gain (loss) on investments                           1,228,281         1,970,659
   Net change in unrealized appreciation (depreciation) on
      investments
                                                                     1,171,403           793,800
                                                                   -----------       -----------
   Increase (decrease) in net assets resulting from operations       2,449,874         2,863,864
                                                                   -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Class A                                                              (59)             (179)
      Class B                                                              (32)              (21)
      Class C                                                              (13)               --
      Class Y                                                          (91,262)          (92,653)
                                                                   -----------       -----------
   Total distributions                                                 (91,366)          (92,853)
                                                                   -----------       -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARES TRANSACTIONS                                    954,727        (2,810,514)
                                                                   -----------       -----------
   Total increase (decrease) in net assets                           3,313,235           (39,503)
NET ASSETS
   Beginning of period                                              21,887,327        21,926,830
                                                                   -----------       -----------
   End of period                                                   $25,200,562       $21,887,327
                                                                   ===========       ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)       $    41,679       $    82,855
                                                                   ===========       ===========

                See accompanying notes to financial statements.               15

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                                   Income (loss) from investment operations:                 Less distributions:
                                  -------------------------------------------   ----------------------------------------------
                    Net asset                      Net realized                    Dividends     Distributions
                      value,           Net        and unrealized   Total from        from           from net
                    beginning       investment    gain (loss) on   investment   net investment      realized         Total
                  of the period   income (loss)     investments    operations       income       capital gains   distributions
                  ------------------------------------------------------------------------------------------------------------
Growth Fund
Class A
   3/31/2005(h)       $ 4.98       $(0.01)(d)         $ 0.42         $ 0.41           $--           $   --          $   --
   9/30/2004            4.41        (0.03)(d)           0.60           0.57            --               --              --
   9/30/2003            3.65        (0.02)(d)           0.78           0.76            --               --              --
   9/30/2002            4.12        (0.03)(d)          (0.44)         (0.47)           --               --              --
   9/30/2001           14.80        (0.04)(d)          (7.31)         (7.35)           --            (3.33)          (3.33)
   9/30/2000           11.06        (0.07)              4.83           4.76            --            (1.02)          (1.02)

Class B
   3/31/2005(h)         4.94        (0.03)(d)           0.42           0.39            --               --              --
   9/30/2004            4.41        (0.07)(d)           0.60           0.53            --               --              --
   9/30/2003*           4.54         0.00(d)(e)        (0.13)         (0.13)           --               --              --

Class C
   3/31/2005(h)         4.94        (0.02)(d)           0.41           0.39            --               --              --
   9/30/2004            4.41        (0.06)(d)           0.59           0.53            --               --              --
   9/30/2003*           4.54         0.00(d)(e)        (0.13)         (0.13)           --               --              --

Class Y
   3/31/2005(h)         5.15         0.01(d)            0.42           0.43            --               --              --
   9/30/2004            4.55        (0.02)(d)           0.62           0.60            --               --              --
   9/30/2003            3.75        (0.01)(d)           0.81           0.80            --               --              --
   9/30/2002            4.23        (0.02)(d)          (0.46)         (0.48)           --               --              --
   9/30/2001           15.00        (0.02)(d)          (7.42)         (7.44)           --            (3.33)          (3.33)
   9/30/2000           11.17        (0.05)              4.90           4.85            --            (1.02)          (1.02)

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(g) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(h)  For the six months ended March 31, 2005 (unaudited).

16               See accompanying notes to financial statements.

                                                  Ratios to average net assets:
                                             --------------------------------------
  Net asset      Total     Net assets, end       Net        Gross    Net investment   Portfolio
 value, end      return     of the period     expenses    expenses    income (loss)    turnover
of the period   (%) (a)         (000)        (%) (b)(c)    (%) (c)       (%) (c)       rate (%)
-----------------------------------------------------------------------------------------------


    $ 5.39        8.2(f)       $41,419          1.10        1.59         (0.22)           93
      4.98       12.9(f)        14,072          1.10        1.70         (0.58)          171
      4.41       20.8(g)           947          1.10        3.11         (0.45)          201
      3.65      (11.4)             456          1.10        5.20         (0.65)          192
      4.12      (50.9)             518          1.10        4.11         (0.42)          281
     14.80       45.3            1,028          1.10        3.29         (0.61)          203


      5.33        7.9(f)        37,584          1.85        2.32         (0.99)           93
      4.94       12.0(f)        12,532          1.85        2.45         (1.33)          171
      4.41       (2.9)(g)            2          1.85        7.92         (1.29)          201


      5.33        7.9(f)        17,715          1.85        2.32         (0.86)           93
      4.94       12.0(f)         6,826          1.85        2.45         (1.30)          171
      4.41       (2.9)(g)            2          1.85        7.92         (1.29)          201


      5.58        8.4           56,704          0.85        0.95          0.29            93
      5.15       13.2           40,165          0.85        1.04         (0.32)          171
      4.55       21.3           28,898          0.85        1.18         (0.20)          201
      3.75      (11.4)          19,635          0.85        1.32         (0.39)          192
      4.23      (50.8)          21,653          0.85        1.24         (0.17)          281
     15.00       45.6           45,328          0.85        1.01         (0.36)          203

                 See accompanying notes to financial statements.              17

--------------------------------------------------------------------------------
                          Financial Highlights (cont.)
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                                 Income (loss) from investment operations:                  Less distributions:
                                -------------------------------------------   ----------------------------------------------
                  Net asset                      Net realized                    Dividends     Distributions
                    value,           Net        and unrealized   Total from        from          from net
                  beginning       investment    gain (loss) on   investment   net investment      realized         Total
                of the period   income (loss)     investments    operations       income       capital gains   distributions
                -------------   -------------   --------------   ----------   --------------   -------------   -------------
Research Fund
   Class A
3/31/2005(h)        $ 7.79       $ 0.00(d)(e)       $ 0.83         $ 0.83       $ (0.00)(e)       $   --          $   --
9/30/2004             6.90         0.01(d)            0.90           0.91         (0.02)              --           (0.02)
9/30/2003             5.69         0.02(d)            1.20           1.22         (0.01)              --           (0.01)
9/30/2002**           7.61         0.01(d)           (1.92)         (1.91)        (0.01)              --           (0.01)

   Class B
3/31/2005(h)          7.73        (0.03)(d)           0.84           0.81         (0.00)(e)           --              --
9/30/2004             6.90        (0.05)(d)           0.90           0.85         (0.02)              --           (0.02)
9/30/2003***          7.05         0.00(d)(e)        (0.15)         (0.15)           --               --              --

   Class C
3/31/2005(h)          7.73        (0.03)(d)           0.83           0.80         (0.00)(e)           --              --
9/30/2004             6.90        (0.05)(d)           0.88           0.83            --               --              --
9/30/2003***          7.05         0.00(d)(e)        (0.15)         (0.15)           --               --              --

   Class Y
3/31/2005(h)          7.82         0.02(d)            0.84           0.86         (0.03)              --           (0.03)
9/30/2004             6.92         0.03(d)            0.90           0.93         (0.03)              --           (0.03)
9/30/2003             5.71         0.04(d)            1.20           1.24         (0.03)              --           (0.03)
9/30/2002             6.85         0.03(d)           (1.16)         (1.13)        (0.01)              --           (0.01)
9/30/2001            10.54         0.01(d)           (3.65)         (3.64)           --            (0.05)          (0.05)
9/30/2000*           10.00         0.00(e)            0.54           0.54            --               --              --

* From commencement of Class operations on July 31, 2000 through September 30, 2000.
** From commencement of Class operations on November 30, 2001 through September 30, 2002.
*** From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(g) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(h)  For the six months ended March 31, 2005 (unaudited).

18               See accompanying notes to financial statements.

                                                  Ratios to average net assets:
                                              -------------------------------------
  Net asset       Total     Net assets, end      Net        Gross    Net investment   Portfolio
 value, end       return     of the period     expenses   expenses    income (loss)    turnover
of the period     (%)(a)         (000)        (%)(b)(c)    (%)(c)        (%)(c)        rate (%)
-------------   ---------   ---------------   ---------   --------   --------------   ---------
    $ 8.62       10.7(f)        $   182          1.25       24.10         0.06            61
      7.79       13.2(f)            106          1.21       39.85         0.07           151
      6.90       21.5(g)             41          1.10       28.75         0.35           138
      5.69      (25.2)               17          1.10      213.89         0.22           130
      8.54       10.5(f)            156          2.00       35.90        (0.67)           61
      7.73       12.3(f)             57          2.00       40.60        (0.71)          151
      6.90       (2.1)(g)             2          2.00      125.11        (0.72)          138
      8.53       10.4(f)             46          2.00       35.85        (0.64)           61
      7.73       12.0(f)              3          2.00       40.60        (0.59)          151
      6.90       (2.1)(g)             2          2.00      125.11        (0.72)          138
      8.65       11.0            24,817          0.85        1.32         0.43            61
      7.82       13.5            21,721          0.85        1.50         0.44           151
      6.92       21.8            21,881          0.85        1.31         0.59           138
      5.71      (16.6)           15,889          0.89        1.46         0.36           130
      6.85      (34.7)            4,245          1.15        4.26         0.09           171
     10.54        5.4             3,510          1.15        8.02        (0.14)           20

                 See accompanying notes to financial statements.              19

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain equity funds of the Trust; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

Loomis Sayles Growth Fund (the "Growth Fund")

Loomis Sayles Research Fund (the "Research Fund")

Each Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amounts.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class) and votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2005, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions and gains realized from passive foreign investment companies. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees, wash sales and unrealized gains on passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. There were no securities on loan from either the Growth Fund or Research Fund at March 31, 2005.

3. Purchases and Sales of Securities. For the six months ended March 31, 2005, purchases and sales of securities (excluding short-term investments) were as follows:

Fund              Purchases        Sales
----            ------------   ------------
Growth Fund     $178,431,800   $108,937,111
Research Fund     15,198,621     14,385,003

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

Fund            Percentage of Average Daily Net Assets
----            --------------------------------------
Growth Fund                    0.50%
Research Fund                  0.50%

For the six months ended March 31, 2005, the management fees and waivers of management fees for each Fund were as follows:

                                                       Percentage of Average
                   Gross      Waiver of       Net        Daily Net Assets*
                Management   Management   Management   ---------------------
Fund                Fee          Fee          Fee          Gross    Net
----            ----------   ----------   ----------       -----   ----
Growth Fund      $297,567      $     0     $297,567         0.50%  0.50%
Research Fund      59,662       39,146       20,516         0.50%  0.17%

*Annualized

For the six months ended March 31, 2005, in addition to the waiver of management fees, expenses have been reimbursed as follows:

Fund             Amount
----            --------
Growth Fund     $190,979
Research Fund     52,836

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

b. Accounting and Administrative Expense. During the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and IXIS Services, each Fund paid IXIS Services its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

     (1)  Percentage of Average Daily Net Assets

   First        Next          Over
$5 billion   $5 billion   $10 billion
----------   ----------   -----------
  0.0675%      0.0625%      0.0500%

     or

     (2) Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

Effective January 1, 2005, IXIS Asset Management Advisors, L.P ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Funds pursuant to the same fee structure. State Street Bank continues to serve as sub-administrator.

For the six months ended March 31, 2005, fees paid to IXIS Services and IXIS Advisors for accounting and administrative expenses were as follows:

Fund            Accounting and Administrative
----            -----------------------------
Growth Fund               $38,752
Research Fund               7,770

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

c. Transfer Agent Fees. IXIS Services serves as transfer and shareholder servicing agent for the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

During the period October 1, 2004 through December 31, 2004, Classes A, B and C paid service fees monthly to IXIS Services representing the higher amount based on the following calculations:

     (1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of Class A, Class B and Class C accounts in Load Equity Funds. Load Equity Funds consist of Growth Fund, Research Fund and all equity funds in the CDC Nvest Funds Trusts.

   First          Next           Over
$5.7 billion   $5 billion   $10.7 billion
------------   ----------   -------------
   0.184%        0.180%         0.175%

     Each Class of shares is subject to a monthly Class minimum of $1,500, allocated based on the combined net assets of Class A, Class B, and Class C.

     or

     (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $8,406,916.

During the period October 1, 2004 through December 31, 2004, Class Y paid service fees monthly to IXIS Services representing the higher amount based on the following calculations:

     (1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds -- Class Y**.

     Class Y shares are subject to a monthly minimum of $1,250.

     or

     (2) An allocated portion, based on eligible assets of an annual aggregate minimum fee for the year period January 1, 2004 through December 31, 2004, of $650,000.

     * No Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

     ** Load Funds - Class Y consist of all Funds with Class Y shares offered within Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts.

Effective January 1, 2005, each Load Equity Fund, for its Class A, B, and C shares, pay fees to IXIS Services representing a pro rata portion of the greater of:

     (1) An aggregate annual minimum fee of approximately $6.8 million for all Load Equity Funds; or

     (2) An annual account based fee of $25.44 for each open account and $2.00 for each closed account, aggregated for all Load Equity Funds.

Each Load Equity Fund, for its Class Y shares, will pay fees to IXIS Services representing a pro rata portion of the greater of:

     (1) An aggregate annual minimum fee of approximately $1 million for all No Load Retail Funds and Load Funds - Class Y; or

     (2) An annual account based fee of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund and $2.00 for each closed account, aggregated for all No Load Retail Funds and Load Funds - Class Y.

Each class of shares is subject to a monthly class minimum of $1,500.

In addition, pursuant to other servicing agreements, each Class pays service fees to other firms that provide similar services for their own shareholder accounts.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

Fund            Transfer Agent Fee
----            ------------------
Growth Fund          $151,398
Research Fund          34,456

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

d. Service and Distribution Fees. The Trust entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Loomis Sayles Investment Grade Bond Fund, Class J.

Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the Funds have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connections with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2005 the Funds paid the following service and distribution fees:

                          Service Fee              Distribution Fee
                          -----------             ------------------
Fund            Class A     Class B     Class C    Class B   Class C
----            -------   -----------   -------   --------   -------
Growth Fund     $37,473     $34,656     $15,232   $103,969   $45,697
Research Fund       179         119          27        357        82

Commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in shares of the Funds for the six months ended March 31, 2005, were as follows:

Fund            Commissions
----            -----------
Growth Fund       $79,758
Research Fund         880

e. Trustees Fees and Expenses. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. The co-chairmen of the Board each receive an annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

f. Publishing Services. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the six ended March 31, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

Fund            Publishing Services Fees
----            ------------------------
Growth Fund               $77
Research Fund              77

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

5. Line of Credit. Each Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participates in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2005, the Funds had no borrowings under the agreement.

6. Shareholders. At March 31, 2005, Loomis Sayles Funded Pension Plan ("Pension Plan") and Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                Profit Sharing
Fund            Pension Plan   Retirement Plan
----            ------------   ---------------
Growth Fund       1,438,481       2,369,987
Research Fund     1,542,062         685,042

7. Expense Reductions and Contingent Expense Obligations. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis. For the six months ended March 31, 2005, in addition to any waiver of management fees as discussed in Note 4, certain class level expenses have been reimbursed as follows: Growth Fund $190,979; Research Fund $52,836.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At March 31, 2005, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                Expense Limit as a Percentage of Average Daily Net Asset
                --------------------------------------------------------
Fund                   Class A   Class B   Class C   Class Y
----                   -------   -------   -------   -------
Growth Fund             1.10%     1.85%     1.85%     0.85%
Research Fund           1.25%     2.00%     2.00%     0.85%

                                         Expenses Subject      Expenses Subject
                                           to Possible           to Possible
                                       Reimbursement Until   Reimbursement Until
Fund            Expiration of Waiver    September 30, 2005    September 30, 2006
----            --------------------   -------------------   -------------------
Growth Fund       January 31, 2006           $226,453              $190,979
Research Fund     January 31, 2006            201,483                91,982

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                  Six Months Ended
                                                   March 31, 2005              Year Ended
                                                     (unaudited)           September 30, 2004
                                             -------------------------   -----------------------
Growth Fund                                    Shares        Amount       Shares        Amount
-----------                                  ----------   ------------   ---------   -----------
Class A
Issued from the sale of shares                1,103,670   $  6,029,419     871,187   $ 4,321,851
Issued in connection with the reinvestment
   of distributions                                  --             --          --            --
Issued in connection with Merger (Note 9)     4,629,763      7,519,707   2,397,395    11,512,024
Redeemed                                       (872,880)    (4,776,001)   (658,386)   (3,266,161)
                                             ----------   -----------    ---------   -----------
Net change                                    4,860,553   $  8,773,125   2,610,196   $12,567,714
                                             ==========   ============   =========   ===========

                                               Shares        Amount       Shares        Amount
                                             ----------   -----------    ---------   -----------
Class B
Issued from the sale of shares                  190,292   $  1,032,680     374,023   $ 1,830,522
Issued in connection with the reinvestment
   of distributions                                  --             --          --            --
Issued in connection with Merger (Note 9)     4,956,224     40,498,219   2,628,461    12,600,689
Redeemed                                       (628,955)    (3,393,995)   (466,924)   (2,312,177)
                                             ----------   -----------    ---------   -----------
Net change                                    4,517,561   $ 38,136,904   2,535,560   $12,119,034
                                             ==========   ============   =========   ===========

                                               Shares        Amount       Shares        Amount
                                             ----------   ------------   ---------   -----------
Class C
Issued from the sale of shares                1,455,769   $  7,872,008   1,224,578   $ 6,071,312
Issued in connection with the reinvestment
   of distributions                                  --             --          --            --
Issued in connection with Merger (Note 9)       636,029      6,271,349     216,384     1,037,340
Redeemed                                       (149,016)      (811,998)    (60,301)     (294,093)
                                             ----------   -----------    ---------   -----------
Net change                                    1,942,782   $ 13,331,359   1,380,661   $ 6,814,559
                                             ==========   ============   =========   ===========

                                               Shares        Amount       Shares        Amount
                                             ----------   ------------   ---------   -----------
Class Y
Issued from the sale of shares                5,874,401   $ 34,074,624   2,199,824   $11,053,935
Issued in connection with the reinvestment
   of distributions                                  --             --        --              --
Issued in connection with Merger (Note 9)            --             --     101,251       501,688
Redeemed                                     (3,518,088)   (19,475,321)   (851,367)   (4,260,774)
                                             ----------   -----------    ---------   -----------
Net change                                    2,356,313   $ 14,599,303   1,449,708   $ 7,294,849
                                             ==========   ============   =========   ===========

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

8. Capital Shares. (continued)

                                                Six Months Ended
                                                 March 31, 2005             Year Ended
                                                   (unaudited)          September 30, 2004
                                             ----------------------   ----------------------
Research Fund                                 Shares       Amount      Shares       Amount
-------------                                --------   -----------   --------   -----------
Class A
Issued from the sale of shares                  8,475   $    72,274      8,336   $    63,400
Issued in connection with the reinvestment
   of distributions                                 7            59         24           179
Redeemed                                       (1,008)       (8,722)      (737)       (5,753)
                                             --------   -----------   --------   -----------
Net change                                      7,474   $    63,611      7,623   $    57,826
                                             ========   ===========   ========   ===========

                                              Shares       Amount      Shares       Amount
                                             --------   -----------   --------   -----------
Class B
Issued from the sale of shares                 19,611   $   162,238      9,492   $    73,333
Issued in connection with the reinvestment
   of distributions                                 3            26          1             9
Redeemed                                       (8,771)      (70,926)    (2,464)
                                             --------   -----------   --------   -----------
Net change                                     10,843   $    91,338      7,029   $    53,797
                                             ========   ===========   ========   ===========

                                              Shares       Amount      Shares       Amount
                                             --------   -----------   --------   -----------
Class C
Issued from the sale of shares                  5,851   $    49,737      7,226   $    56,910
Issued in connection with the reinvestment
   of distributions                                 2            13         --            --
Redeemed                                         (843)       (7,158)    (7,226)      (54,626)
                                             --------   -----------   --------   -----------
Net change                                      5,010   $    42,592         --   $     2,284
                                             ========   ===========   ========   ===========

                                              Shares       Amount      Shares       Amount
                                             --------   -----------   --------   -----------
Class Y
Issued from the sale of shares                805,390   $ 6,846,810    527,369   $ 3,948,133
Issued in connection with the reinvestment
of distributions                               10,737        91,263     12,572        92,653
Redeemed                                     (722,601)   (6,180,887)  (925,801)   (6,965,207)
                                             --------   -----------   --------   -----------
Net change                                     93,526   $   757,186   (385,860)  $(2,924,421)
                                             ========   ===========   ========   ===========

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2005 (unaudited)

9. Acquisition of Assets. After the close of business on November 14, 2003, Growth Fund acquired all assets and liabilities of CDC Nvest Large Cap Growth Fund ("Large Cap Growth Fund"), pursuant to a plan of reorganization approved by Large Cap Growth Fund shareholders on November 11, 2003. The acquisition was accomplished by a tax-free exchange of 2,397,395 Class A shares of the Growth Fund for 1,072,307 shares of the Large Cap Growth Fund Class A, 2,628,461 Class B shares of the Growth Fund for 1,206,169 shares of the Large Cap Growth Fund Class B, 216,384 Class C shares of the Growth Fund for 99,268 shares of the Large Cap Growth Fund Class C; and 101,251 Class Y shares of the Growth Fund for 46,248 shares of the Large Cap Growth Fund Class Y. Large Cap Growth Fund net assets at that date of $25,651,741, including $1,082,424 of net unrealized appreciation, were combined with those of the Growth Fund. The aggregate net assets of the Growth Fund immediately before the acquisition were $32,638,783. The combined net assets of the Growth Fund immediately following the acquisition were $58,290,524. The Growth Fund acquired capital loss carryovers, subject to limitations, of $44,043,168 from the Large Cap Growth Fund.

After the close of business on December 17, 2004, Growth Fund acquired all assets and liabilities of CDC Nvest Star Growth Fund ("Star Growth Fund"), pursuant to a plan of reorganization approved by Star Growth Fund shareholders on December 9, 2004. The acquisition was accomplished by a tax-free exchange of 4,629,763 Class A shares of the Growth Fund for 3,026,518 shares of the Star Growth Fund Class A, 4,956,224 Class B shares of the Growth Fund for 3,333,608 shares of the Star Growth Fund Class B and 636,029 Class C shares of the Growth Fund for 427,538 shares of the Star Growth Fund Class C. Star Growth Fund net assets at that date of $57,066,054, including $1,346,493 of net unrealized appreciation, were combined with those of the Growth Fund. The aggregate net assets of the Growth Fund immediately before the acquisition were $89,294,106. The combined net assets of the Growth Fund immediately following the acquisition were $146,360,160. The Growth Fund acquired capital loss carryovers, subject to limitations, of $18,973,040 from the Star Growth Fund.

10. Subsequent Event. Effective May 1, 2005, the names of the CDC Nvest Funds Trusts changed as follows:

Old Name                          New Name
-------------------------------   ----------------------------------
CDC Nvest Funds Trust I           IXIS Advisor Funds Trust I
CDC Nvest Funds Trust II          IXIS Advisor Funds Trust II
CDC Nvest Funds Trust III         IXIS Advisor Funds Trust III
CDC Nvest Companies Trust I       IXIS Advisor Funds Trust IV
CDC Nvest Cash Management Trust   IXIS Advisor Cash Management Trust

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund
         Loomis Sayles Worldwide Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             16

                    Statements of Assets and Liabilities 45

                    Statements of Operations             47

                    Statements of Changes in Net Assets  49

                    Financial Highlights                 53

                    Notes to Financial Statements        59

         SEMI-ANNUAL REPORT
         MARCH 31, 2005 (Unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
                          Manager since February 1999

PORTFOLIO REVIEW
Aside from some specific stock "torpedoes," including Biogen Idec and Onyx Pharmaceuticals, there was one principal reason why the Fund underperformed its Benchmark, the Russell Midcap Growth Index, for the six-months ended March 31, 2005. Poor stock selection in the healthcare sector was responsible for most of the Fund's underperformance. Specifically, the Fund's biotech and medical devices stocks generated poor results. The most difficult period for the Fund was in March, when yields on the 10-year Treasury spiked, causing a sharp sell-off in stocks. Investors took profits in many of the leadership stocks and groups to which the Fund is most exposed, including energy, materials, hotels and gaming and homebuilders.

The best performing sectors for the Fund included the consumer discretionary, technology, and producer durables areas. Returns in the consumer sector were broad-based, as the Fund experienced good returns from specialty retail, hotel and gaming, and restaurant holdings.

Market leadership reversed sharply during the fiscal period. Technology was the Benchmark's strongest sector in the fourth quarter of 2004, but it was the weakest sector in the first quarter of 2005. Software, in particular, was subject to profit-taking during the more seasonally challenged first quarter. However, several of our technology stocks were strong performers during the full period. Apple Computer advanced strongly on rising earnings estimates. Investors gained confidence that the "halo effect" from the iPod would drive sales of notebooks and desktops. VeriSign, a major provider of Internet and wireless services, also experienced strong earnings growth, driven by its recently acquired Jamba subsidiary.

In the producer durables sector, we focused on homebuilders, which continued to post strong earnings and improved earnings forecasts. Toll Brothers, a leading builder of high-end homes, was particularly strong. We also emphasized mining equipment companies, which benefited from rising backlogs and a buoyant aftermarket for parts.

During most of the fiscal period we tried to strike a balance between cyclical companies and industries on the one hand, and more defensive non-cyclicals and financials on the other. Recently, we have been favoring companies that we believe should be able to sustain earnings momentum even in a decelerating economic environment, including healthcare, consumer staples and select services. Nevertheless, we still own some late cyclicals--including energy, materials, and capital equipment--where we believe fundamentals remain strong. We also have been reducing the Fund's exposure to companies likely to suffer from a steep increase in interest rates.

OUTLOOK
For the next several months we expect inflation and the pace at which the Federal Reserve Board raises interest rates to influence stock returns. Our biggest concern is that the inflation-adjusted federal funds rate (as measured by the February Consumer Price Index) is still less than half a percentage point, compared to a more normal level



 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in IPOs) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $50.3 million
of 2% to 4%. This suggests that before the Fed is finished, short-term rates could reach 4% or more, and the cycle probably would include at least one 50-basis-point hike. High oil prices also remain a concern.

It is difficult to envision a strong equity market under this scenario. In particular, rate-sensitive industries and companies whose earnings are tied to the economic cycle are likely to come under pressure. That leaves the opportunities among classic defensive and non-cyclical sectors, including healthcare, staples, and utilities. However, once investors are able to see an end to the current Fed tightening cycle, we think stocks could be poised for a strong rebound in the back half of the year.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                          9.77%     10.48%    -17.36%      8.73%
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                          9.69      10.27     -17.58       8.43
                       ----------------------------------------------

                       LIPPER MID-CAP GROWTH FUNDS INDEX(a)
                          9.30       5.42      -9.27       5.31
                       ----------------------------------------------

                       RUSSELL MIDCAP GROWTH INDEX(a)
                         12.04       8.31      -7.30       7.47
                       ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(b)(c)

                                     [CHART]

                  Loomis Sayles  Lipper Mid-Cap
                    Aggressive        Growth        Russell Midcap
                   Growth Fund    Funds Index(a)    Growth Index(a)
                  --------------  --------------    --------------
 12/31/1996       $  250,000       $  250,000       $  250,000
  1/31/1997          265,500          256,397          261,061
  2/28/1997          257,243          239,354          255,313
  3/31/1997          240,754          221,150          240,886
  4/30/1997          243,498          219,235          246,786
  5/31/1997          265,486          247,788          268,901
  6/30/1997          267,982          258,228          276,343
  7/31/1997          295,235          273,998          302,793
  8/31/1997          288,475          273,237          299,837
  9/30/1997          314,235          292,801          315,012
 10/31/1997          307,228          276,403          299,240
 11/30/1997          297,735          271,981          302,386
 12/31/1997          306,607          278,351          306,356
  1/31/1998          290,602          273,087          300,840
  2/28/1998          313,821          296,284          329,124
  3/31/1998          324,491          311,625          342,920
  4/30/1998          333,025          312,981          347,577
  5/31/1998          318,072          294,737          333,279
  6/30/1998          334,358          308,295          342,709
  7/31/1998          317,272          287,776          328,029
  8/31/1998          252,961          225,733          265,422
  9/30/1998          280,433          249,272          285,500
 10/31/1998          299,390          258,441          306,521
 11/30/1998          301,785          278,080          327,197
 12/31/1998          341,983          313,952          361,083
  1/31/1999          345,300          329,536          371,908
  2/28/1999          338,394          303,940          353,720
  3/31/1999          434,058          325,607          373,420
  4/30/1999          456,195          338,963          390,435
  5/31/1999          473,074          337,552          385,412
  6/30/1999          535,000          364,759          412,319
  7/31/1999          530,827          359,767          399,191
  8/31/1999          561,774          357,945          395,042
  9/30/1999          555,145          368,394          391,679
 10/31/1999          695,041          400,964          421,963
 11/30/1999          815,700          451,259          465,661
 12/31/1999        1,018,402          545,390          546,293
  1/31/2000        1,046,917          536,026          546,182
  2/29/2000        1,423,493          670,359          661,006
  3/31/2000        1,292,817          623,177          661,685
  4/30/2000        1,170,516          540,968          597,454
  5/31/2000        1,052,645          492,337          553,903
  6/30/2000        1,201,700          568,843          612,677
  7/31/2000        1,173,099          545,247          573,879
  8/31/2000        1,388,480          616,555          660,427
  9/30/2000        1,377,234          586,921          628,140
 10/31/2000        1,166,792          539,463          585,150
 11/30/2000          873,461          426,655          457,993
 12/31/2000          961,331          457,408          482,109
  1/31/2001          881,925          463,620          509,649
  2/28/2001          688,607          394,076          421,494
  3/31/2001          589,930          352,264          361,172
  4/30/2001          686,029          398,709          421,375
  5/31/2001          654,129          401,997          419,393
  6/30/2001          634,178          400,428          419,614
  7/31/2001          570,887          379,366          391,316
  8/31/2001          498,556          353,948          362,953
  9/30/2001          397,199          302,898          302,968
 10/31/2001          435,847          319,762          334,814
 11/30/2001          480,957          346,026          370,860
 12/31/2001          486,825          361,034          384,958
  1/31/2002          470,126          347,226          372,458
  2/28/2002          422,691          329,962          351,343
  3/31/2002          457,859          350,761          378,158
  4/30/2002          433,821          339,101          358,137
  5/31/2002          405,709          327,786          347,451
  6/30/2002          367,045          298,335          309,107
  7/31/2002          330,414          266,160          279,076
  8/31/2002          325,128          262,987          278,104
  9/30/2002          313,423          246,647          256,009
 10/31/2002          326,023          259,085          275,839
 11/30/2002          350,637          274,472          297,429
 12/31/2002          309,052          258,247          279,459
  1/31/2003          305,250          254,417          276,716
  2/28/2003          302,625          250,489          274,309
  3/31/2003          303,805          254,073          279,417
  4/30/2003          326,652          271,896          298,442
  5/31/2003          362,975          294,377          327,158
  6/30/2003          363,266          298,986          331,824
  7/31/2003          382,591          310,778          343,682
  8/31/2003          417,445          326,063          362,609
  9/30/2003          401,040          315,122          355,578
 10/31/2003          440,302          339,841          384,234
 11/30/2003          443,516          347,922          394,516
 12/31/2003          432,960          349,706          398,822
  1/31/2004          450,235          358,542          411,991
  2/29/2004          441,141          363,487          418,902
  3/31/2004          451,110          363,400          418,102
  4/30/2004          445,246          351,872          406,298
  5/31/2004          466,351          359,534          415,886
  6/30/2004          483,932          368,183          422,505
  7/31/2004          442,943          342,024          394,524
  8/31/2004          429,167          336,100          389,660
  9/30/2004          454,059          350,478          404,208
 10/31/2004          464,003          360,835          417,918
 11/30/2004          495,045          380,891          439,501
 12/31/2004          516,728          398,778          460,556
  1/31/2005          501,949          385,893          448,228
  2/28/2005          517,911          390,875          459,578
  3/31/2005          498,427          383,086          452,864



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) See page 13 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]

                                 MARK F. BURNS
                          Manager since January 2005


PORTFOLIO REVIEW
Strong stock selection helped the Fund outperform its Benchmark, the Russell 2000 Growth Index, during the six-months ended March 31, 2005. Our holdings in the healthcare and technology sectors accounted for most of the Fund's outperformance. Within these sectors many of our holdings posted strong earnings reports, which the market rewarded with multiple expansions.

In particular, Tessera Technologies, a company with significant semiconductor intellectual property and a royalty-based business model, was the Fund's best technology stock. Its earnings grew dramatically, and key license agreements bode well for the future. In addition, Intuitive Surgical, a manufacturer of robotic surgical equipment, is seeing rapid adoption of its products, which is reflected in its earnings trajectory. F5 Networks, a networking company that is the leader in an increasingly important niche of the market, posted strong stock performance for the fiscal period.

Both the materials and consumer staples sectors had a slightly negative impact on the Fund's six-month performance. We maintained relatively small weightings in each, but poor stock selection led to negative performance.

The Fund's worst-performing stocks for the last six months were Input/Output, Jakks Pacific and Steel Dynamics. In each case, the negative impact was felt entirely in the fourth quarter of 2004. Input/Output, an energy service company, reported disappointing earnings, which prompted us to sell the position. Subsequently, the company reported more negative news. Jakks Pacific delivered solid earnings and seemed relatively well positioned, but it entered into a difficult lawsuit that caused its stock price to decline. Steel Dynamics, a mini mill, posted poor fourth-quarter performance due to a correction in commodity prices.

OUTLOOK
Looking ahead, we believe economic growth may slow as the year progresses, but we still believe it will be possible to generate significant positive returns through stock selection. So far in 2005, nearly all the Fund's outperformance has been derived through security selection. We plan to continue emphasizing companies that appear to be able to grow and generate cash regardless of the economic environment. To that end, we have reduced the Fund's technology weighting, redirecting those assets to the consumer discretionary and energy sectors.

As time passes and the market becomes comfortable with a decelerating--but still growing--economy, we think stocks can regain strength. We are particularly excited about growth stocks. Throughout the last few years, corporations have implemented significant cost-cutting measures, making the earnings profiles of a great many stocks appear attractive. However, going forward we believe only true growth companies, or those growing at the revenue line, may be able to generate attractive earnings.

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $19.3 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ---------------------------------------------

                       LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                         9.60%       3.81%    -18.96%      1.19%
                       ---------------------------------------------

                       LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                         9.57        3.55     -19.16       0.94
                       ---------------------------------------------

                       LIPPER SMALL-CAP GROWTH FUNDS INDEX(a)
                         8.91        1.43      -5.71       5.79
                       ---------------------------------------------

                       RUSSELL 2000 INDEX(a)
                         8.00        5.41       4.01       7.99
                       ---------------------------------------------

                       RUSSELL 2000 GROWTH INDEX(a)
                         7.23        0.87      -6.60       2.95
                       ---------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(b)(c)
                                     [CHART]

                                      Lipper         Russell
                   Loomis Sayles     Small-Cap        2000          Russell
                    Small Cap      Growth Funds      Growth          2000
                   Growth Fund       Index(a)        Index(a)       Index(a)
                       -----          -----           -----          -----
 12/31/1996          $250,000       $250,000        $250,000       $250,000
  1/31/1997           256,500        255,797         256,245        254,996
  2/28/1997           237,493        237,326         240,769        248,813
  3/31/1997           212,747        220,207         223,779        237,073
  4/30/1997           208,747        216,928         221,191        237,734
  5/31/1997           242,752        247,023         254,436        264,182
  6/30/1997           257,001        260,237         263,063        275,503
  7/31/1997           277,741        275,899         276,542        288,323
  8/31/1997           282,491        280,282         284,841        294,920
  9/30/1997           313,734        303,870         307,571        316,506
 10/31/1997           291,741        288,334         289,097        302,603
 11/30/1997           288,503        281,817         282,204        300,645
 12/31/1997           298,572        278,064         282,363        305,908
  1/31/1998           288,809        273,937         278,596        301,080
  2/28/1998           320,202        296,085         303,193        323,343
  3/31/1998           334,707        309,478         315,911        336,678
  4/30/1998           330,222        311,729         317,848        338,541
  5/31/1998           302,516        289,667         294,756        320,308
  6/30/1998           332,042        298,156         297,767        320,982
  7/31/1998           299,336        275,720         272,902        294,997
  8/31/1998           231,806        215,500         209,905        237,715
  9/30/1998           259,228        227,024         231,187        256,318
 10/31/1998           269,520        235,975         243,245        266,771
 11/30/1998           303,264        255,166         262,115        280,748
 12/31/1998           354,424        280,746         285,834        298,121
  1/31/1999           364,702        287,535         298,691        302,083
  2/28/1999           341,763        259,868         271,368        277,616
  3/31/1999           367,873        271,613         281,033        281,950
  4/30/1999           371,295        282,219         305,852        307,215
  5/31/1999           364,426        283,757         306,336        311,702
  6/30/1999           419,017        310,316         322,473        325,797
  7/31/1999           406,614        309,220         312,501        316,858
  8/31/1999           418,487        304,885         300,814        305,131
  9/30/1999           441,420        315,937         306,616        305,198
 10/31/1999           498,098        334,359         314,470        306,434
 11/30/1999           550,847        376,545         347,721        324,731
 12/31/1999           679,800        452,471         409,007        361,491
  1/31/2000           667,428        447,759         405,201        355,685
  2/29/2000           908,703        578,948         499,476        414,422
  3/31/2000           788,481        533,505         446,973        387,099
  4/30/2000           725,166        467,554         401,845        363,805
  5/31/2000           627,051        429,327         366,657        342,602
  6/30/2000           701,420        504,937         414,022        372,467
  7/31/2000           629,454        472,086         378,540        360,483
  8/31/2000           734,950        522,857         418,358        387,989
  9/30/2000           711,506        496,964         397,574        376,585
 10/31/2000           641,849        459,679         365,301        359,775
 11/30/2000           476,188        381,396         298,975        322,843
 12/31/2000           556,378        415,131         317,270        350,570
  1/31/2001           531,174        427,780         342,949        368,822
  2/28/2001           413,519        373,014         295,939        344,622
  3/31/2001           352,235        336,786         269,033        327,764
  4/30/2001           416,835        373,146         301,970        353,405
  5/31/2001           405,331        383,257         308,964        362,092
  6/30/2001           415,180        392,921         317,390        374,595
  7/31/2001           356,598        371,018         290,313        354,318
  8/31/2001           316,374        349,053         272,183        342,874
  9/30/2001           247,816        294,576         228,265        296,719
 10/31/2001           276,439        316,162         250,225        314,083
 11/30/2001           297,476        340,661         271,112        338,398
 12/31/2001           309,256        361,298         287,991        359,285
  1/31/2002           294,380        350,373         277,746        355,548
  2/28/2002           257,612        329,170         259,769        345,804
  3/31/2002           273,610        356,082         282,348        373,597
  4/30/2002           263,514        346,687         276,239        377,002
  5/31/2002           250,891        332,779         260,087        360,270
  6/30/2002           229,290        308,052         238,032        342,394
  7/31/2002           196,731        264,364         201,449        290,682
  8/31/2002           194,488        263,980         201,355        289,942
  9/30/2002           178,209        247,970         186,811        269,120
 10/31/2002           189,722        258,551         196,260        277,749
 11/30/2002           200,668        280,207         215,716        302,536
 12/31/2002           180,742        261,487         200,840        285,691
  1/31/2003           174,850        254,582         195,384        277,784
  2/28/2003           172,612        246,649         190,173        269,391
  3/31/2003           170,920        251,735         193,052        272,859
  4/30/2003           188,884        272,540         211,323        298,731
  5/31/2003           209,926        300,331         235,137        330,789
  6/30/2003           214,145        310,509         239,668        336,775
  7/31/2003           229,028        328,666         257,786        357,847
  8/31/2003           247,282        346,094         271,633        374,254
  9/30/2003           241,100        337,594         264,757        367,346
 10/31/2003           261,039        368,222         287,629        398,194
 11/30/2003           269,731        378,027         297,006        412,325
 12/31/2003           259,077        378,566         298,334        420,691
  1/31/2004           277,601        396,277         314,007        438,968
  2/29/2004           266,663        394,788         313,521        442,903
  3/31/2004           265,543        392,059         314,986        447,031
  4/30/2004           254,045        372,901         299,175        424,239
  5/31/2004           262,175        380,679         305,126        430,991
  6/30/2004           272,557        391,533         315,278        449,142
  7/31/2004           247,563        356,991         286,979        418,900
  8/31/2004           236,893        345,426         280,801        416,747
  9/30/2004           251,533        365,160         296,328        436,311
 10/31/2004           254,856        375,398         303,528        444,900
 11/30/2004           269,459        401,685         329,184        483,490
 12/31/2004           283,498        419,415         341,015        497,801
  1/31/2005           278,735        403,540         325,652        477,031
  2/28/2005           283,780        411,512         330,122        485,111
  3/31/2005           275,676        397,685         317,739        471,224


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) See page 13 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

As of April 1, 2005, John Slavik became co-manager of this Fund.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

[PHOTO]

Joseph Gatz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
                           Manager since April 2000

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the Russell 2000 Value Index, for the six-months ended March 31, 2005. We positioned the Fund fairly conservatively during the period, with a focus on companies at the higher end of the small-cap universe's market capitalization range. We also continued to emphasize higher-quality companies with solid balance sheets, positive earnings trends and healthy cash flows.

The Fund's performance lagged early in the period, as smaller, lower-profitability companies pushed the overall market higher. Nevertheless, as market returns moderated from December through March, investors returned to higher-quality, larger and more profitable companies. As a result, stock selection ended the period broadly positive, with notable contributions from healthcare, producer durables and consumer-related companies.

The Fund's sector weights remained fairly constant during the period, although we continued to fine-tune the Portfolio in recognition of the maturing economic cycle, rising interest rates and slower earnings growth in future quarters. We made modest additions to healthcare, where valuations appear more attractive after a period of underperformance. We reduced exposure to producer durables stocks, reflecting strong performance by many industrial companies and the likelihood that growth rates may slow due to higher energy costs and interest rates.

Contribution to return was fairly broad-based, as all Fund sectors provided positive results for the fiscal period. The consumer discretionary, materials and processing, and producer durables sectors were the best-performing groups, and all three were beneficiaries of an improving U.S. economy. Consumer discretionary holdings were the strongest contributors, driven by select business-services companies, including R.H. Donnelley and Adesa. Building materials companies, such as Lennox International and ElkCorp, drove performance in the materials and processing group. The producer durables sector advanced on good performance from general industrial companies, but the Fund's top performer for the second quarter was United Defense Industries, which designs and manufactures combat vehicles and various artillery munitions systems. United Defense agreed to be acquired by a British defense company for $75 per share in an all-cash deal. We purchased the stock originally during its initial public offering in late 2001 at $19 per share and it has remained in the Portfolio since that time.

Rising oil and natural gas prices led to strong absolute returns in the energy sector during the period, but the Portfolio had a relatively small weighting in this sector, which moderated the overall impact on the Fund.

Performance was muted in consumer staples and healthcare, as investors preferred more economically- sensitive sectors. However, the individual stocks we selected within healthcare were strong, offsetting the sector's weaker overall performance. Although technology shares rallied early in the period, disappointing fundamentals doused the rally and resulted in only slight gains for the sector during the period.



 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin; 1/2/98
 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $635.1 million

OUTLOOK
Although the economy continues to expand and corporate balance sheets appear to be strong, valuations seem somewhat elevated, and we believe earnings growth is likely to slow in the near term. With oil prices near record highs, the ability to pass through higher input costs will remain a focus of our stock selections in 2005. Standout opportunities among sectors currently appear limited, but fundamentals remain positive within select capital-spending-sensitive and general industrial sectors. We are mindful of the strong performance these sectors have produced, and valuations in other areas, including healthcare, appear more interesting.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                       SINCE
               6 MONTHS* 1 YEAR 5 YEARS 10 YEARS(a) INCEPTION(a)
               -------------------------------------------------
               LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                 9.26%   11.86%  12.25%    14.64%      15.12%
               -------------------------------------------------
               LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                 9.13    11.62   11.99     14.40       14.94
               -------------------------------------------------
               LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                 8.99    11.31   11.70     14.00       14.57
               -------------------------------------------------
               LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                 7.95     8.07    6.26     11.84         N/A
               -------------------------------------------------
               RUSSELL 2000 VALUE INDEX(c)
                 8.70     9.79   15.42     14.28       14.73
               -------------------------------------------------
               RUSSELL 2000 INDEX(c)
                 8.00     5.41    4.01     10.43       11.23
               -------------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(d)(e)

                                     [CHART]

               Loomis Sayles      Lipper Small
                 Small Cap         -Cap Core        Russell 2000     Russell
                 Value Fund      Funds Index(c)    Value Index(c)  2000 Index(c)
               -------------      -------------     ------------   ------------
  5/13/1991     $  250,000         $  250,000       $  250,000     $  250,000
  5/31/1991        255,500            250,000          261,728        261,916
  6/30/1991        246,500            250,000          249,473        246,653
  7/31/1991        266,000            250,000          255,952        255,308
  8/31/1991        286,250            250,000          263,720        264,758
  9/30/1991        286,500            250,000          264,026        266,831
 10/31/1991        292,250            250,000          267,028        273,889
 11/30/1991        285,000            250,000          256,192        261,221
 12/31/1991        326,192            250,000          272,804        282,138
  1/31/1992        359,360            265,945          295,624        304,999
  2/29/1992        379,469            273,568          309,725        313,896
  3/31/1992        359,099            264,312          306,355        303,271
  4/30/1992        340,817            255,365          302,112        292,646
  5/31/1992        341,340            254,825          310,327        296,538
  6/30/1992        311,567            245,833          300,278        282,514
  7/31/1992        320,185            252,555          311,590        292,344
  8/31/1992        309,739            248,421          305,517        284,095
  9/30/1992        313,134            249,627          311,285        290,647
 10/31/1992        323,058            258,944          318,551        299,885
 11/30/1992        353,875            277,051          338,259        322,832
 12/31/1992        368,973            287,564          352,287        334,079
  1/31/1993        385,875            296,024          370,979        345,386
  2/28/1993        376,994            289,261          372,463        337,409
  3/31/1993        392,750            297,159          386,591        348,358
  4/30/1993        382,724            287,452          377,301        338,796
  5/31/1993        399,053            298,214          389,167        353,787
  6/30/1993        401,058            300,514          392,856        355,994
  7/31/1993        410,798            303,304          399,600        360,909
  8/31/1993        432,856            312,400          415,222        376,501
  9/30/1993        452,622            317,447          425,169        387,126
 10/31/1993        464,941            324,170          434,894        397,090
 11/30/1993        447,179            316,166          423,565        384,020
 12/31/1993        460,032            325,338          436,038        397,150
  1/31/1994        469,799            333,938          451,601        409,602
  2/28/1994        462,637            333,304          450,293        408,121
  3/31/1994        435,940            320,340          430,084        386,573
  4/30/1994        431,056            319,794          434,322        388,871
  5/31/1994        424,545            320,604          433,699        384,504
  6/30/1994        414,452            310,196          422,386        371,448
  7/31/1994        416,731            314,670          430,189        377,550
  8/31/1994        436,266            329,162          447,122        398,589
  9/30/1994        435,940            329,749          442,378        397,254
 10/31/1994        433,019            331,467          434,283        395,686
 11/30/1994        415,785            323,070          416,763        379,706
 12/31/1994        421,856            325,868          429,306        389,907
  1/31/1995        423,163            329,229          427,200        384,988
  2/28/1995        439,582            342,338          443,008        401,003
  3/31/1995        450,088            349,588          445,199        407,909
  4/30/1995        451,393            355,463          458,439        416,979
  5/31/1995        460,602            359,779          468,257        424,149
  6/30/1995        473,084            374,109          484,258        446,152
  7/31/1995        504,591            394,788          501,926        471,851
  8/31/1995        528,862            407,916          516,837        481,612
  9/30/1995        538,699            414,898          524,553        490,213
 10/31/1995        510,794            400,223          503,602        468,290
 11/30/1995        535,415            412,187          523,618        487,965
 12/31/1995        557,206            426,052          539,838        500,839
  1/31/1996        558,321            429,170          543,420        500,301
  2/29/1996        586,348            444,379          551,937        515,895
  3/31/1996        599,834            455,506          563,523        526,396
  4/30/1996        635,464            486,931          578,898        554,543
  5/31/1996        661,646            508,903          593,556        576,396
  6/30/1996        646,031            485,793          586,548        552,727
  7/31/1996        609,659            446,334          555,366        504,450
  8/31/1996        640,203            469,085          579,461        533,738
  9/30/1996        661,842            488,809          595,280        554,597
 10/31/1996        671,571            479,658          602,183        546,049
 11/30/1996        703,672            496,987          634,587        568,549
 12/31/1996        726,893            505,760          655,187        583,449
  1/31/1997        739,832            517,036          665,260        595,109
  2/28/1997        730,214            503,508          671,575        580,680
  3/31/1997        714,296            478,111          653,562        553,280
  4/30/1997        707,581            478,242          663,172        554,822
  5/31/1997        784,495            529,245          715,970        616,546
  6/30/1997        821,288            559,170          752,202        642,968
  7/31/1997        868,348            592,820          783,774        672,887
  8/31/1997        886,496            607,321          796,217        688,283
  9/30/1997        939,332            652,898          849,164        738,661
 10/31/1997        909,743            626,902          826,076        706,213
 11/30/1997        906,377            618,871          835,128        701,645
 12/31/1997        915,712            618,206          863,435        713,926
  1/31/1998        895,567            609,161          847,814        702,659
  2/28/1998        958,973            654,637          899,067        754,616
  3/31/1998      1,001,743            685,496          935,534        785,738
  4/30/1998        997,335            692,091          940,158        790,086
  5/31/1998        954,549            656,163          906,874        747,534
  6/30/1998        942,236            653,811          901,752        749,107
  7/31/1998        881,273            606,640          831,121        688,464
  8/31/1998        730,311            489,398          700,960        554,778
  9/30/1998        767,192            509,982          740,546        598,194
 10/31/1998        807,546            530,915          762,535        622,590
 11/30/1998        853,253            560,518          783,175        655,209
 12/31/1998        905,814            595,725          807,733        695,755
  1/31/1999        863,331            591,259          789,399        705,001
  2/28/1999        802,380            542,960          735,503        647,899
  3/31/1999        802,861            545,426          729,435        658,014
  4/30/1999        868,294            582,266          796,024        716,977
  5/31/1999        885,747            594,314          820,492        727,450
  6/30/1999        926,669            628,657          850,200        760,345
  7/31/1999        915,178            625,223          830,023        739,482
  8/31/1999        884,702            602,297          799,682        712,114
  9/30/1999        865,239            601,830          783,694        712,270
 10/31/1999        856,760            607,069          768,013        715,155
 11/30/1999        874,580            646,203          771,994        757,856
 12/31/1999        909,126            715,909          795,713        843,645
  1/31/2000        875,398            702,150          774,905        830,097
  2/29/2000        937,288            801,151          822,268        967,176
  3/31/2000        990,432            789,758          826,123        903,410
  4/30/2000        992,512            745,843          831,013        849,047
  5/31/2000        950,033            714,136          818,331        799,563
  6/30/2000        981,194            777,128          842,243        869,262
  7/31/2000        997,580            752,970          870,306        841,295
  8/31/2000      1,059,929            820,051          909,215        905,486
  9/30/2000      1,044,030            798,977          904,060        878,874
 10/31/2000      1,063,449            774,942          900,851        839,641
 11/30/2000      1,029,312            697,771          882,512        753,451
 12/31/2000      1,119,891            765,544          977,337        818,159
  1/31/2001      1,151,024            792,794        1,004,314        860,755
  2/28/2001      1,121,558            742,434        1,002,928        804,277
  3/31/2001      1,081,182            707,334          986,842        764,935
  4/30/2001      1,140,647            763,688        1,032,519        824,776
  5/31/2001      1,173,954            791,519        1,059,070        845,048
  6/30/2001      1,219,738            815,994        1,101,681        874,227
  7/31/2001      1,226,813            797,090        1,076,976        826,906
  8/31/2001      1,212,582            774,784        1,073,245        800,198
  9/30/2001      1,084,412            673,267          954,769        692,481
 10/31/2001      1,122,583            713,264          979,707        733,006
 11/30/2001      1,190,948            766,270        1,050,104        789,753
 12/31/2001      1,275,148            820,091        1,114,398        838,499
  1/31/2002      1,273,363            810,375        1,129,190        829,778
  2/28/2002      1,284,314            788,738        1,136,065        807,036
  3/31/2002      1,358,933            849,341        1,221,145        871,899
  4/30/2002      1,362,602            853,515        1,264,131        879,845
  5/31/2002      1,337,530            821,702        1,222,322        840,796
  6/30/2002      1,292,856            775,677        1,195,260        799,078
  7/31/2002      1,124,139            670,247        1,017,670        678,393
  8/31/2002      1,142,462            673,799        1,013,148        676,665
  9/30/2002      1,056,321            626,103          940,778        628,071
 10/31/2002      1,074,067            648,354          954,930        648,208
 11/30/2002      1,127,877            696,200        1,031,134        706,057
 12/31/2002      1,106,448            662,377          987,077        666,744
  1/31/2003      1,077,680            643,007          959,285        648,291
  2/28/2003      1,054,402            622,929          927,036        628,702
  3/31/2003      1,057,460            628,189          936,937        636,798
  4/30/2003      1,144,277            680,497        1,025,932        697,177
  5/31/2003      1,215,795            740,279        1,130,685        771,993
  6/30/2003      1,241,448            757,321        1,149,843        785,964
  7/31/2003      1,289,120            796,158        1,207,184        835,142
  8/31/2003      1,337,977            830,662        1,253,039        873,432
  9/30/2003      1,304,394            812,622        1,238,666        857,310
 10/31/2003      1,412,528            876,479        1,339,669        929,304
 11/30/2003      1,453,633            908,054        1,391,094        962,283
 12/31/2003      1,488,520            933,305        1,441,403        981,806
  1/31/2004      1,522,458            962,874        1,491,241      1,024,461
  2/29/2004      1,551,994            979,629        1,520,117      1,033,645
  3/31/2004      1,577,757            990,251        1,541,139      1,043,278
  4/30/2004      1,523,167            956,217        1,461,439        990,088
  5/31/2004      1,535,047            964,540        1,479,080      1,005,846
  6/30/2004      1,603,357          1,005,716        1,554,201      1,048,206
  7/31/2004      1,536,818            952,723        1,482,754        977,627
  8/31/2004      1,558,794            944,388        1,497,299        972,602
  9/30/2004      1,615,772            991,351        1,556,525      1,018,262
 10/31/2004      1,631,445          1,007,585        1,580,705      1,038,305
 11/30/2004      1,743,036          1,087,155        1,720,972      1,128,366
 12/31/2004      1,814,152          1,104,726        1,762,049      1,161,765
  1/31/2005      1,754,285          1,072,697        1,693,888      1,113,292
  2/28/2005      1,791,125          1,097,759        1,727,522      1,132,150
  3/31/2005      1,765,155          1,070,118        1,691,957      1,099,740

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 13 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]

Robert Ix
Manager since September 2002

[PHOTO]

Mark A. Shank
Manager since June 2003

PORTFOLIO REVIEW
The Fund underperformed its Benchmark, the S&P 500 Index, for the six-months ended March 31, 2005. The Fund's healthcare holdings, notably Kinetic Concepts, Perrigo and Medtronic, hurt performance in the fourth quarter of 2004. Although its results improved considerably in the first quarter of 2005, the Fund was unable to pull ahead of the Index for the full six-month period.

Our strategies during the fiscal period included increasing the Fund's weighting in consumer staples by adding Wal-Mart Stores and trimming its energy holdings by taking profits based on stock valuations.

The energy and information technology sectors offered the greatest contributions to performance for the six-month period. The Fund benefited from its emphasis in the top-performing energy sector and from good stock selection, including Devon Energy and ConocoPhillips, both of which were direct beneficiaries of rising energy prices. In the technology sector, the Fund's overweighted position contributed to overall performance.

In addition to strength from its energy holdings, Goldman Sachs Group and Harris Corporation were among the Fund's best performers for the period. Investment services leader, Goldman Sachs, profited from strong proprietary trading and improvement in merger activity. Harris, a communications products company, continued to benefit from strong government and military sales of communication devices.

Telecommunications and financials were the Fund's weakest sectors. Although our stock selections in these sectors hurt performance for the six-month period, they were both underweighted relative to the Benchmark. In terms of individual holdings, Accenture traded downward after questions arose surrounding the implementation of a large United Kingdom health contract. A highly publicized SEC investigation regarding allegations that American International Group's business practices were unfair and criticism of actions taken by the company's management team caused AIG stock to drop sharply. We subsequently eliminated the Fund's position in AIG.

OUTLOOK
In the near term, we continue to believe the market will be volatile, reflecting increasing energy costs, rising interest rates, and a declining dollar. Nevertheless, our longer-term forecast calls for an end to the current rate-tightening cycle and a moderation of energy costs, which should help promote equity returns that are closer to historical norms.



 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $7.9 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                         SINCE             SINCE
          6 MONTHS* 1 YEAR 5 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
          -----------------------------------------------------------

          LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
            5.54%    4.44%   1.03%        9.19%            10.23%
          -----------------------------------------------------------

          RETURN AFTER TAXES ON DISTRIBUTIONS
            5.49     4.38   -0.67         5.58              7.07
          -----------------------------------------------------------

          RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
            3.68     2.96   -0.13         6.05              7.28
          -----------------------------------------------------------

          LIPPER LARGE-CAP CORE FUNDS INDEX(c)
            6.04     4.79   -4.23         5.67              7.95
          -----------------------------------------------------------

          S&P 500 INDEX(c)
            6.88     6.69   -3.16         6.70              9.45
          -----------------------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2005(d)

                                    [CHART]

             Loomis Sayles Tax-   Lipper Large-Cap
            Managed Equity Fund   Core Funds Index(c)    S&P 500 Index(c)
            -------------------   ------------------    ----------------
03/07/1997        $250,000          $250,000                $250,000
03/31/1997         239,400           240,761                 239,728
04/30/1997         249,995           249,093                 254,039
05/31/1997         260,386           265,902                 269,506
06/30/1997         264,664           275,935                 281,581
07/31/1997         285,059           296,903                 303,985
08/31/1997         272,223           288,745                 286,955
09/30/1997         281,799           304,622                 302,671
10/31/1997         272,630           293,161                 292,563
11/30/1997         273,853           298,142                 306,106
12/31/1997         270,575           302,300                 311,363
01/31/1998         274,989           303,991                 314,807
02/28/1998         295,293           325,697                 337,512
03/31/1998         310,079           340,978                 354,796
04/30/1998         316,259           344,674                 358,365
05/31/1998         307,210           335,215                 352,206
06/30/1998         316,700           344,621                 366,512
07/31/1998         319,128           337,592                 362,609
08/31/1998         272,561           285,037                 310,184
09/30/1998         299,927           298,549                 330,055
10/31/1998         312,507           318,921                 356,902
11/30/1998         327,514           336,014                 378,533
12/31/1998         363,190           358,799                 400,346
01/31/1999         375,218           370,701                 417,087
02/28/1999         362,604           356,420                 404,125
03/31/1999         383,139           367,674                 420,293
04/30/1999         394,287           382,673                 436,569
05/31/1999         388,420           378,397                 426,260
06/30/1999         413,943           396,944                 449,917
07/31/1999         411,890           388,203                 435,868
08/31/1999         406,902           381,437                 433,712
09/30/1999         394,874           371,928                 421,822
10/31/1999         400,155           390,806                 448,515
11/30/1999         402,795           403,387                 457,632
12/31/1999         430,627           433,310                 484,585
01/31/2000         417,766           421,067                 460,238
02/29/2000         439,940           437,289                 451,526
03/31/2000         482,958           465,317                 495,699
04/30/2000         482,958           448,043                 480,785
05/31/2000         489,611           432,472                 470,921
06/30/2000         482,515           450,709                 482,531
07/31/2000         473,202           443,666                 474,989
08/31/2000         510,455           474,966                 504,490
09/30/2000         494,933           453,148                 477,856
10/31/2000         494,489           448,028                 475,836
11/30/2000         482,071           409,881                 438,322
12/31/2000         505,560           418,852                 440,467
01/31/2001         484,405           433,310                 456,094
02/28/2001         473,013           394,303                 414,507
03/31/2001         457,825           370,916                 388,248
04/30/2001         474,098           400,964                 418,418
05/31/2001         477,895           404,342                 421,222
06/30/2001         459,995           397,384                 410,970
07/31/2001         455,113           389,394                 406,924
08/31/2001         436,669           367,333                 381,450
09/30/2001         416,056           329,678                 350,647
10/31/2001         423,108           338,629                 357,333
11/30/2001         438,297           365,222                 384,743
12/31/2001         446,478           373,780                 388,114
01/31/2002         442,615           365,514                 382,450
02/28/2002         440,959           358,912                 375,074
03/31/2002         461,931           373,438                 389,180
04/30/2002         454,205           357,565                 365,585
05/31/2002         451,997           354,636                 362,892
06/30/2002         427,714           326,853                 337,043
07/31/2002         399,016           301,075                 310,776
08/31/2002         397,360           302,980                 312,810
09/30/2002         374,181           275,117                 278,814
10/31/2002         387,978           292,537                 303,354
11/30/2002         399,568           310,351                 321,209
12/31/2002         388,649           292,519                 302,338
01/31/2003         376,452           287,579                 294,418
02/28/2003         374,234           282,614                 290,001
03/31/2003         375,343           283,528                 292,816
04/30/2003         399,183           305,579                 316,936
05/31/2003         418,588           326,243                 333,634
06/30/2003         419,142           331,114                 337,890
07/31/2003         426,350           337,512                 343,848
08/31/2003         434,666           347,890                 350,554
09/30/2003         424,686           343,263                 346,831
10/31/2003         443,537           363,706                 366,451
11/30/2003         447,418           369,385                 369,675
12/31/2003         467,972           384,112                 389,063
01/31/2004         479,884           393,136                 396,204
02/29/2004         489,527           399,242                 401,711
03/31/2004         486,701           394,711                 395,651
04/30/2004         479,877           386,400                 389,440
05/31/2004         482,132           391,028                 394,784
06/30/2004         494,041           399,684                 402,461
07/31/2004         473,637           383,296                 389,140
08/31/2004         470,795           383,014                 390,714
09/30/2004         481,596           391,205                 394,946
10/31/2004         482,752           373,068                 400,980
11/30/2004         503,172           387,234                 417,204
12/31/2004         513,437           399,336                 431,401
01/31/2005         510,613           390,311                 420,886
02/28/2005         518,017           397,594                 429,743
03/31/2005         508,299           390,310                 422,133


 INCEPTION TO MARCH 31, 2005(d)


                                    [CHART]

             Loomis Sayles Tax-     Lipper Large-Cap
             Managed Equity Fund    Core Funds Index(c)  S&P 500 Index(c)
             -------------------    ------------------   ---------------
10/01/1995         $250,000            $250,000           $250,000
10/31/1995          245,000             246,367            249,106
11/30/1995          251,000             256,957            260,042
12/31/1995          251,056             260,604            265,051
01/31/1996          250,806             267,360            274,072
02/29/1996          255,316             272,840            276,613
03/31/1996          255,316             276,407            279,276
04/30/1996          261,079             283,096            283,393
05/31/1996          265,087             288,628            290,702
06/30/1996          263,334             285,556            291,811
07/31/1996          248,801             271,583            278,918
08/31/1996          257,070             280,648            284,802
09/30/1996          270,600             294,863            300,832
10/31/1996          277,114             298,544            309,129
11/30/1996          297,158             317,833            332,495
12/31/1996          290,230             313,950            325,907
01/31/1997          308,432             328,827            346,268
02/28/1997          305,904             327,853            348,982
03/31/1997          297,056             315,737            334,643
04/30/1997          310,202             326,663            354,621
05/31/1997          323,096             348,707            376,211
06/30/1997          328,405             361,864            393,066
07/31/1997          353,712             389,362            424,342
08/31/1997          337,783             378,663            400,569
09/30/1997          349,666             399,485            422,507
10/31/1997          338,289             384,455            408,396
11/30/1997          339,806             390,987            427,302
12/31/1997          335,738             396,440            434,641
01/31/1998          341,215             398,658            439,448
02/28/1998          366,409             427,122            471,143
03/31/1998          384,757             447,163            495,270
04/30/1998          392,425             452,009            500,252
05/31/1998          381,197             439,604            491,654
06/30/1998          392,973             451,940            511,625
07/31/1998          395,985             442,722            506,177
08/31/1998          338,203             373,801            432,995
09/30/1998          372,160             391,521            460,733
10/31/1998          387,769             418,236            498,210
11/30/1998          406,391             440,653            528,405
12/31/1998          450,659             470,533            558,855
01/31/1999          465,584             486,141            582,224
02/28/1999          449,931             467,414            564,129
03/31/1999          475,413             482,172            586,699
04/30/1999          489,246             501,842            609,419
05/31/1999          481,965             496,235            595,028
06/30/1999          513,635             520,557            628,051
07/31/1999          511,087             509,094            608,440
08/31/1999          504,898             500,221            605,430
09/30/1999          489,974             487,751            588,833
10/31/1999          496,526             512,507            626,095
11/30/1999          499,802             529,006            638,822
12/31/1999          534,337             568,248            676,446
01/31/2000          518,378             552,192            642,460
02/29/2000          545,893             573,466            630,298
03/31/2000          599,271             610,222            691,960
04/30/2000          599,271             587,569            671,142
05/31/2000          607,526             567,148            657,372
06/30/2000          598,721             591,065            673,578
07/31/2000          587,165             581,829            663,050
08/31/2000          633,390             622,876            704,232
09/30/2000          614,129             594,263            667,053
10/31/2000          613,579             587,549            664,233
11/30/2000          598,171             537,523            611,866
12/31/2000          627,316             549,287            614,860
01/31/2001          601,066             568,248            636,675
02/28/2001          586,931             517,094            578,622
03/31/2001          568,085             486,423            541,966
04/30/2001          588,277             525,828            584,082
05/31/2001          592,989             530,259            587,995
06/30/2001          570,777             521,134            573,684
07/31/2001          564,719             510,656            568,037
08/31/2001          541,834             481,724            532,477
09/30/2001          516,257             432,343            489,478
10/31/2001          525,007             444,082            498,812
11/30/2001          543,854             478,956            537,074
12/31/2001          554,006             490,179            541,779
01/31/2002          549,212             479,339            533,873
02/28/2002          547,158             470,681            523,577
03/31/2002          573,180             489,731            543,268
04/30/2002          563,593             468,915            510,331
05/31/2002          560,854             465,074            506,571
06/30/2002          530,722             428,638            470,488
07/31/2002          495,113             394,834            433,821
08/31/2002          493,058             397,332            436,660
09/30/2002          464,296             360,792            389,204
10/31/2002          481,417             383,636            423,460
11/30/2002          495,797             406,998            448,385
12/31/2002          482,249             383,612            422,043
01/31/2003          467,114             377,135            410,987
02/28/2003          464,363             370,624            404,820
03/31/2003          465,739             371,822            408,751
04/30/2003          495,320             400,739            442,420
05/31/2003          519,398             427,839            465,730
06/30/2003          520,086             434,227            471,671
07/31/2003          529,029             442,617            479,987
08/31/2003          539,349             456,227            489,348
09/30/2003          526,966             450,159            484,151
10/31/2003          550,356             476,968            511,540
11/30/2003          555,171             484,415            516,041
12/31/2003          580,676             503,729            543,104
01/31/2004          595,589             515,564            553,073
02/29/2004          607,561             523,571            560,760
03/31/2004          604,037             517,628            552,300
04/30/2004          595,580             506,730            543,630
05/31/2004          598,380             512,799            551,090
06/30/2004          613,160             524,150            561,806
07/31/2004          587,836             502,659            543,212
08/31/2004          584,309             502,289            545,409
09/30/2004          597,568             513,030            551,317
10/31/2004          599,124             494,448            559,739
11/30/2004          624,467             513,222            582,387
12/31/2004          637,206             529,262            602,205
1/31/2005           633,702             517,301            587,526
2/28/2005           642,890             526,953            599,890
3/31/2005           630,702             517,299            589,267




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Except as indicated in the table above, returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 13 for a description of the indexes and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]

Warren Koontz
                            Manager since June 2000

[PHOTO]

James Carroll
                          Manager since November 2002

PORTFOLIO REVIEW
In absolute terms, the Fund performed well for the six months ended March 31, 2005, but it lagged its Benchmark, the Russell 1000 Value Index. Favorable stock selection was the primary driver of the Fund's performance.

The energy, consumer discretionary and information technology sectors had the greatest positive impact. Energy stocks substantially outperformed the market, continuing a two-year run. Rising oil and gas prices and growth in exploration and development spending has fueled confidence in a "stronger for longer" energy cycle. In the technology sector, the strong economy generated growing demand for technology products. In particular, the Fund performed well due to its focus on faster-growing companies, many of which had positive earnings surprises in recent quarters. The consumer discretionary sector continued to benefit from exposure to multi-year turnarounds, including JC Penney and Federated Department Stores.

Individual securities that were standouts during the period included JC Penney, Apple Computer and ExxonMobil. JC Penney is a potential beneficiary of the recent consolidation trend in the retail industry. The company has abundant free cash flow, giving it the ability to acquire real estate in markets where it has been under-represented, including the Northeast and parts of California. Sales of Apple's iPod grew much faster than investors expected, causing a strong increase in earnings and a higher valuation for the stock. Investor demand for shares of ExxonMobil after its outstanding fourth-quarter earnings report reflect the company's strong results and the market's overall reassessment of the energy sector.

Telecommunications was the only sector that had a negative impact on Fund performance. Throughout the period, the large-cap companies in the group, including SBC Communications and BellSouth, struggled. On an absolute basis, financials was one of the weakest sectors. Specific factors that weakened the sector included concerns about rising interest rates and the regulatory, merger integration and growth challenges facing the sector's largest companies, including fund holding JP Morgan Chase. Exposure to Fannie Mae also dragged down results, as investors demonstrated continued concerns regarding future growth.

OUTLOOK
We continue to follow a disciplined value approach, attempting to "play the gap" between a company's intrinsic value and its current stock price. We look for stocks that sell at meaningful discounts to what we regard as their intrinsic value. Of course, the assumptions we use to calculate intrinsic value must be reasonable, and we must understand the industry and company dynamics that cause such a valuation gap to occur.

We continue to believe that returns in the range of 7% to 9% may be likely for the near future. Although interest rates remain relatively low, we believe rates will continue to rise, reducing returns in the financials sector. The level of long-term interest rates will depend on the strength of the economy and the direction of the U.S. dollar. Nevertheless, the economic recovery remains underway, and corporate profits continue to grow in a healthy fashion. As inflation begins to increase, the best




 FUND FACTS
 SYMBOL | LSGIX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies
 FUND INCEPTION DATE | 5/13/91
 EXPENSE RATIO | 0.85%
 TOTAL NET ASSETS | $35.2 million
performing sectors of the market are likely to be those where investors have lower expectations for earnings growth, and companies are able to pass on higher costs. In particular, we believe the materials and energy sectors and certain parts of the industrial sector may perform well.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES VALUE: INSTITUTIONAL
                    9.83%  12.22%   4.96%   9.93%     10.22%
                 ----------------------------------------------

                 LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                    7.90    8.45    1.23   10.34      10.59
                 ----------------------------------------------

                 RUSSELL 1000 VALUE INDEX(b)(d)
                   10.48   13.17    5.19   12.81      12.66
                 ----------------------------------------------

                 S&P 500 INDEX(b)
                    6.88    6.69   -3.16   10.79      10.81
                 ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE


 INCEPTION TO MARCH 31, 2005(c)

                                    [CHART]

            Loomis Sayles  Lipper Large-Cap      Russell 1000
             Value Fund    Value Funds Index(b) Value Index(b)  S&P 500 Index(b)
            -------------   -----------------   -------------    -------------
05/13/1991  $  250,000      $  250,000          $  250,000       $   250,000
05/31/1991     263,750         260,446             259,303           260,785
06/30/1991     248,750         247,339             248,376           248,838
07/31/1991     257,000         258,858             258,755           260,436
08/31/1991     263,250         265,201             263,428           262,978
09/30/1991     256,250         263,184             261,453           262,144
10/31/1991     257,250         268,159             265,798           265,669
11/30/1991     240,500         256,911             252,150           254,964
12/31/1991     267,887         284,716             273,280           284,123
01/31/1992     276,529         282,621             273,741           278,829
02/29/1992     282,375         287,719             280,455           282,440
03/31/1992     275,766         281,277             276,374           276,947
04/30/1992     282,120         286,450             288,310           285,078
05/31/1992     282,629         288,668             289,714           286,476
06/30/1992     276,529         282,325             287,937           282,214
07/31/1992     287,712         293,299             298,425           293,743
08/31/1992     279,325         287,289             289,253           287,731
09/30/1992     281,358         290,677             293,246           291,112
10/31/1992     283,900         292,636             293,510           292,118
11/30/1992     299,658         304,674             303,142           302,065
12/31/1992     305,652         309,352             310,405           305,772
01/31/1993     312,545         312,900             319,401           308,328
02/28/1993     315,461         315,955             330,547           312,530
03/31/1993     321,293         325,136             340,311           319,125
04/30/1993     312,810         319,076             335,944           311,411
05/31/1993     319,702         327,700             342,702           319,741
06/30/1993     319,437         329,180             350,294           320,678
07/31/1993     317,051         328,208             354,156           319,388
08/31/1993     329,776         341,482             366,948           331,507
09/30/1993     327,920         342,711             367,562           328,964
10/31/1993     335,078         348,613             367,255           335,769
11/30/1993     330,306         343,067             359,619           332,569
12/31/1993     341,961         350,389             366,487           336,590
01/31/1994     355,103         361,813             380,266           348,033
02/28/1994     351,544         353,113             367,299           338,586
03/31/1994     337,033         338,450             353,607           323,825
04/30/1994     343,878         342,660             360,387           327,978
05/31/1994     347,711         347,605             364,556           333,360
06/30/1994     337,033         339,230             355,823           325,189
07/31/1994     348,806         349,126             366,904           335,867
08/31/1994     364,138         363,280             377,457           349,637
09/30/1994     351,544         353,816             364,951           341,087
10/31/1994     350,996         359,615             370,041           348,750
11/30/1994     334,569         347,102             355,121           336,049
12/31/1994     338,950         351,034             359,246           341,034
01/31/1995     346,131         357,357             370,305           349,878
02/28/1995     365,089         370,646             384,961           363,513
03/31/1995     374,855         379,335             393,431           374,240
04/30/1995     388,930         390,363             405,872           385,260
05/31/1995     405,591         404,834             422,920           400,658
06/30/1995     408,463         413,616             428,649           409,964
07/31/1995     424,262         426,690             443,572           423,560
08/31/1995     426,560         429,282             449,840           424,625
09/30/1995     440,060         444,703             466,108           442,545
10/31/1995     429,145         441,145             461,480           440,963
11/30/1995     448,678         460,256             484,852           460,320
12/31/1995     458,348         467,728             497,039           469,187
01/31/1996     471,875         482,113             512,525           485,156
02/29/1996     475,965         487,530             516,401           489,655
03/31/1996     480,998         492,803             525,181           494,368
04/30/1996     480,998         499,503             527,199           501,656
05/31/1996     490,121         508,756             533,791           514,594
06/30/1996     491,065         509,051             534,228           516,557
07/31/1996     473,133         489,082             514,039           493,735
08/31/1996     484,458         501,793             528,740           504,150
09/30/1996     508,601         526,381             549,757           532,526
10/31/1996     522,477         537,498             571,013           547,214
11/30/1996     558,944         576,000             612,420           588,576
12/31/1996     555,351         566,255             604,606           576,914
01/31/1997     584,543         594,832             633,916           612,957
02/28/1997     588,458         599,601             643,229           617,761
03/31/1997     568,523         576,688             620,102           592,378
04/30/1997     588,458         602,345             646,154           627,742
05/31/1997     624,058         637,054             682,250           665,961
06/30/1997     654,673         663,641             711,518           695,797
07/31/1997     711,826         713,656             765,048           751,160
08/31/1997     689,343         683,123             737,791           709,079
09/30/1997     724,517         718,085             782,384           747,913
10/31/1997     697,684         696,421             760,522           722,934
11/30/1997     718,353         719,260             794,148           756,401
12/31/1997     717,570         727,491             817,330           769,391
01/31/1998     719,197         728,533             805,765           777,901
02/28/1998     766,791         776,460             860,010           834,007
03/31/1998     789,978         810,968             912,612           876,716
04/30/1998     796,486         819,212             918,715           885,536
05/31/1998     782,656         805,276             905,093           870,316
06/30/1998     781,435         820,337             916,692           905,667
07/31/1998     746,452         806,111             900,514           896,023
08/31/1998     641,501         696,099             766,502           766,478
09/30/1998     685,434         729,554             810,497           815,580
10/31/1998     743,604         787,979             873,278           881,920
11/30/1998     769,232         828,198             913,964           935,371
12/31/1998     793,193         860,189             945,071           989,272
01/31/1999     791,361         874,489             952,618         1,030,640
02/28/1999     768,005         854,461             939,172           998,609
03/31/1999     795,941         880,403             958,608         1,038,562
04/30/1999     853,186         932,283           1,048,142         1,078,780
05/31/1999     848,149         916,368           1,036,621         1,053,306
06/30/1999     869,673         956,763           1,066,718         1,111,763
07/31/1999     837,615         929,600           1,035,488         1,077,048
08/31/1999     802,352         912,659             997,057         1,071,719
09/30/1999     757,472         878,903             962,214         1,042,339
10/31/1999     785,866         921,229           1,017,596         1,108,299
11/30/1999     780,930         924,442           1,009,638         1,130,829
12/31/1999     782,659         952,911           1,014,512         1,197,430
01/31/2000     748,924         912,630             981,416         1,137,268
02/29/2000     688,719         874,249             908,501         1,115,741
03/31/2000     758,266         954,304           1,019,350         1,224,892
04/30/2000     755,152         943,680           1,007,488         1,188,040
05/31/2000     768,127         944,384           1,018,110         1,163,665
06/30/2000     749,962         933,958             971,579         1,192,353
07/31/2000     746,848         929,738             983,746         1,173,717
08/31/2000     797,191         983,551           1,038,484         1,246,616
09/30/2000     784,735         968,022           1,047,993         1,180,803
10/31/2000     814,319         975,755           1,073,736         1,175,811
11/30/2000     796,672         933,933           1,033,880         1,083,111
12/31/2000     840,165         971,538           1,085,678         1,088,412
01/31/2001     851,185         979,621           1,089,853         1,127,028
02/28/2001     828,095         932,405           1,059,547         1,024,263
03/31/2001     797,134         896,167           1,022,106           959,376
04/30/2001     835,442         946,942           1,072,232         1,033,930
05/31/2001     849,086         962,182           1,096,318         1,040,857
06/30/2001     834,393         936,035           1,072,003         1,015,524
07/31/2001     827,571         929,657           1,069,724         1,005,527
08/31/2001     796,609         886,115           1,026,875           942,579
09/30/2001     729,438         816,964             954,603           866,463
10/31/2001     734,685         822,288             946,387           882,986
11/30/2001     775,371         875,034           1,001,406           950,716
12/31/2001     792,655         888,223           1,024,992           959,045
01/31/2002     785,626         871,835           1,017,095           945,049
02/28/2002     781,841         867,010           1,018,728           926,824
03/31/2002     808,335         905,288           1,066,924           961,681
04/30/2002     788,330         866,699           1,030,333           903,376
05/31/2002     793,737         867,866           1,035,498           896,721
06/30/2002     735,882         807,346             976,043           832,848
07/31/2002     674,243         737,605             885,311           767,941
08/31/2002     682,354         742,570             891,996           772,965
09/30/2002     603,953         656,741             792,816           688,960
10/31/2002     647,209         704,932             851,553           749,600
11/30/2002     687,220         749,126             905,198           793,721
12/31/2002     660,364         713,451             865,881           747,091
01/31/2003     645,108         696,464             844,919           727,520
02/28/2003     620,045         679,041             822,394           716,604
03/31/2003     616,776         678,604             823,759           723,562
04/30/2003     666,903         735,895             896,270           783,162
05/31/2003     715,940         781,191             954,124           824,425
06/30/2003     728,471         790,129             966,055           834,942
07/31/2003     732,285         801,134             980,439           849,663
08/31/2003     746,996         814,674             995,717           866,233
09/30/2003     736,644         805,523             986,002           857,034
10/31/2003     773,149         849,965           1,046,344           905,517
11/30/2003     788,405         860,420           1,060,539           913,484
12/31/2003     833,639         913,198           1,125,909           961,391
01/31/2004     844,666         927,032           1,145,709           979,037
02/29/2004     863,412         946,582           1,170,263           992,645
03/31/2004     860,577         935,257           1,160,020           977,670
04/30/2004     844,571         918,021           1,131,669           962,322
05/31/2004     857,830         924,729           1,143,211           975,528
6/30/2004      874,387         945,085           1,170,222           994,497
7/31/2004      861,708         922,336           1,153,740           961,582
8/31/2004      864,982         929,020           1,170,147           965,472
9/30/2004      879,401         939,998           1,188,285           975,928
10/31/2004     888,811         950,011           1,208,038           990,838
11/30/2004     936,184         991,259           1,269,115         1,030,929
12/31/2004     959,682       1,022,738           1,311,614         1,066,010
1/31/2005      949,030       1,002,905           1,288,331         1,040,026
02/28/2005     977,596       1,031,047           1,331,029         1,061,913
3/31/2005      965,852       1,014,289           1,312,765         1,043,108


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000. (d) The Russell 1000 Value Index replaces the S&P 500 Index as the Fund's comparative index because Loomis Sayles believes it is more representative of the types of stocks in which the Fund can invest.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES WORLDWIDE FUND

[PHOTO]

Daniel Fuss
                                  DANIEL FUSS
                            Manager Since May 1996

[PHOTO]


                               MARK B. BARIBEAU
                          Manager Since October 2004


[PHOTO]

David Rolley
                                 DAVID ROLLEY
                         Manager Since September 2000

[PHOTO]

Warren Koontz
                                 WARREN KOONTZ
                          Manager Since October 2004

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the S&P 500 Index, during the six-month period ended March 31, 2005. In particular, the Fund's stock selections in the consumer discretionary, technology and financials sectors contributed to outperformance. Overall, the stock Portfolio performed well due to a focus on faster-growing companies, many of which had positive earnings surprises in recent quarters.

Within the consumer discretionary sector, our continued emphasis on the travel and leisure segments helped performance. For example, Aristocrat Leisure, one of the Fund's top performers for the quarter, gained market share by introducing slot machines with better graphics and audio features. In the technology sector, the strong economy powered demand for technology products. In particular, sales of Apple Computer's iPod grew faster than investors expected, which caused a strong increase in earnings and a higher valuation for Apple stock. Strength in the Portfolio's financials sector primarily was due to strong performance from Legg Mason, which reported higher-than-expected earnings.

The utilities sector was the only negative contributor to performance. Utilities stocks in general remained out of favor with investors, and AES Corporation, a leading electric power provider, decreased its quarterly earnings estimate, causing the stock price to slide.

Performance in the Fund's bond Portfolio was volatile. Weakness in the U.S. dollar contributed to a strong fourth quarter in 2004, but the dollar's rally in the first quarter of 2005 erased some of those gains. The Portfolio's European currency positions performed well, but our U.S. dollar positions and positions in Asian currencies, including the Japanese yen, Singapore dollar, and a new position in the Thai baht, either produced below-average gains or lost value.

Within local markets, we maintained a defensive duration strategy, which was slightly positive as bond yields rose late in the first quarter of 2005. Although we have increased quality and reduced exposure to corporate bonds and emerging markets, our remaining holdings in these sectors still underperformed in the first quarter of 2005, after helping performance slightly in the fourth quarter of 2004.

OUTLOOK
Our short- and long-term stock market outlook remains positive. Although earnings growth for the overall S&P 500 Index is likely to decelerate this year, we believe specific companies and a few industries should continue to post stellar results. In particular, the stock Portfolio is positioned to take advantage of rapidly growing companies in some emerging technologies, such as Internet-based sales and services, and in leading global financial-services companies. In the healthcare arena, we


 FUND FACTS
 SYMBOL | LSWWX
 OBJECTIVE | High total investment return through a combination of capital appreciation and current income
 STRATEGY | Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging securities markets
 FUND INCEPTION DATE | 5/1/96
 EXPENSE RATIO | 1.00%
 TOTAL NET ASSETS | $20.8 million
continue to focus on foreign companies that appear to have better product pipelines than their U.S. counterparts.

The bond segment of the Portfolio is positioned to take advantage of a weaker dollar, with approximately 79% of global bond assets in non-dollar currencies. We are maintaining a defensive duration position and a high-quality profile, saving our "risk budget" for potentially lower entry prices for good-quality bonds. Specific overweights include Sweden, which still looks attractively priced, and the United Kingdom sterling, which is benefiting from higher yields and a better-performing economy than the euro. We still look for a material appreciation of the Asian currencies as a group, but we do not see an imminent catalyst for such a move. Regarding credit quality, spreads have widened enough to present a few opportunities, but generally we are remaining patient with the market, because we expect spreads to widen further over the course of the cycle.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                         SINCE
                     6 MONTHS*    1 YEAR    5 YEARS   INCEPTION(a)
                     -----------------------------------------------

                     LOOMIS SAYLES WORLDWIDE: INSTITUTIONAL
                       9.15%       8.41%      3.93%      10.64%
                     -----------------------------------------------

                     LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS INDEX(b)
                       8.11        7.15       1.79        7.00
                     -----------------------------------------------

                     S&P 500 INDEX(b)
                       6.88        6.69      -3.16        8.56
                     -----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(c)

                                    [CHART]

                Loomis Sayles    Lipper Global Flexible
                Worldwide Fund    Portfolio Funds Index(b)    S&P 500 Index(b)
                --------------   ------------------------     ----------------
05/01/1996        $250,000            $250,000                   $250,000
05/31/1996         252,250             251,586                    256,447
06/30/1996         253,000             252,629                    257,426
07/31/1996         244,500             246,466                    246,053
08/31/1996         250,500             250,102                    251,243
09/30/1996         258,500             257,121                    265,384
10/31/1996         263,500             260,291                    272,704
11/30/1996         276,250             271,371                    293,316
12/31/1996         273,097             271,756                    287,504
01/31/1997         273,097             276,787                    305,466
02/28/1997         273,611             278,385                    307,860
03/31/1997         273,097             273,834                    295,211
04/30/1997         275,666             276,512                    312,835
05/31/1997         283,631             288,138                    331,881
06/30/1997         286,971             296,211                    346,750
07/31/1997         302,330             308,392                    374,340
08/31/1997         295,076             299,543                    353,369
09/30/1997         306,742             312,306                    372,722
10/31/1997         289,110             301,232                    360,274
11/30/1997         289,370             302,170                    376,952
12/31/1997         282,692             304,762                    383,426
01/31/1998         291,293             305,506                    387,666
02/28/1998         309,069             319,280                    415,627
03/31/1998         311,936             329,994                    436,911
04/30/1998         307,922             332,904                    441,306
05/31/1998         294,733             330,053                    433,721
06/30/1998         282,405             329,795                    451,338
07/31/1998         282,405             326,570                    446,532
08/31/1998         252,301             290,436                    381,974
09/30/1998         252,014             295,085                    406,443
10/31/1998         270,077             310,493                    439,504
11/30/1998         286,132             324,396                    466,142
12/31/1998         291,114             332,163                    493,003
01/31/1999         295,187             336,107                    513,619
02/28/1999         289,547             327,933                    497,656
03/31/1999         298,634             338,611                    517,566
04/30/1999         311,169             356,802                    537,609
05/31/1999         312,736             351,118                    524,914
06/30/1999         319,943             364,134                    554,046
07/31/1999         325,897             363,883                    536,746
08/31/1999         324,644             362,603                    534,090
09/30/1999         322,137             360,621                    519,449
10/31/1999         334,671             367,933                    552,320
11/30/1999         387,079             380,851                    563,548
12/31/1999         467,272             406,460                    596,738
01/31/2000         451,347             398,155                    566,757
02/29/2000         515,728             420,307                    556,028
03/31/2000         507,934             418,265                    610,424
04/30/2000         484,893             404,266                    592,059
05/31/2000         472,694             397,916                    579,912
06/30/2000         487,942             412,180                    594,208
07/31/2000         472,016             407,090                    584,921
08/31/2000         485,231             420,974                    621,250
09/30/2000         472,016             408,554                    588,452
10/31/2000         449,652             400,636                    585,964
11/30/2000         426,926             385,157                    539,767
12/31/2000         446,497             400,748                    542,409
01/31/2001         450,281             405,929                    561,653
02/28/2001         438,929             385,458                    510,441
03/31/2001         418,591             366,444                    478,104
04/30/2001         425,686             385,129                    515,258
05/31/2001         432,308             382,183                    518,710
06/30/2001         428,997             376,598                    506,085
07/31/2001         424,267             371,266                    501,103
08/31/2001         421,902             362,098                    469,733
09/30/2001         402,510             338,224                    431,801
10/31/2001         410,550             346,217                    440,035
11/30/2001         417,172             358,725                    473,789
12/31/2001         418,713             359,167                    477,939
01/31/2002         412,510             356,843                    470,965
02/28/2002         413,543             353,916                    461,882
03/31/2002         421,297             363,747                    479,253
04/30/2002         423,365             358,846                    450,197
05/31/2002         430,602             363,067                    446,880
06/30/2002         420,780             349,394                    415,049
07/31/2002         401,137             328,712                    382,703
08/31/2002         405,790             330,347                    385,207
09/30/2002         389,248             310,026                    343,343
10/31/2002         399,069             323,079                    373,562
11/30/2002         415,611             336,044                    395,550
12/31/2002         417,580             327,497                    372,312
01/31/2003         421,323             322,306                    362,559
02/28/2003         425,600             318,934                    357,119
03/31/2003         426,670             318,595                    360,586
04/30/2003         448,057             337,122                    390,288
05/31/2003         471,582             355,162                    410,851
06/30/2003         475,325             359,456                    416,092
07/31/2003         469,443             362,263                    423,429
08/31/2003         479,068             369,911                    431,687
09/30/2003         498,316             375,567                    427,102
10/31/2003         517,030             389,936                    451,263
11/30/2003         521,842             396,191                    455,234
12/31/2003         547,702             409,462                    479,108
01/31/2004         556,008             418,719                    487,902
02/29/2004         562,654             424,606                    494,684
03/31/2004         568,259             426,515                    487,221
04/30/2004         557,689             414,215                    479,572
05/31/2004         566,445             416,130                    486,154
06/30/2004         577,378             421,198                    495,607
07/31/2004         569,006             411,174                    479,204
08/31/2004         571,168             412,788                    481,142
09/30/2004         564,315             422,703                    486,353
10/31/2004         579,800             430,456                    493,783
11/30/2004         607,514             450,385                    513,762
12/31/2004         625,071             463,206                    531,245
01/31/2005         616,570             454,984                    518,296
02/28/2005         633,033             465,661                    529,203
03/31/2005         615,962             456,995                    519,832


 Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

 Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

 (a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

 WHAT YOU SHOULD KNOW
 Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Portfolio Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2004 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2004 through March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                Beginning          Ending           Expenses Paid
                                              Account Value     Account Value      During Period*
Institutional Class                              10/1/04           3/31/05        10/1/04 - 3/31/05
-------------------                           -------------     -------------     -----------------
Actual                                           $1,000            $1,098               $5.23
Hypothetical (5% return before expenses)         $1,000            $1,020               $5.04

Retail Class
------------
Actual                                           $1,000            $1,097               $6.54
Hypothetical (5% return before expenses)         $1,000            $1,019               $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                Beginning          Ending           Expenses Paid
                                              Account Value     Account Value      During Period*
Institutional Class                              10/1/04           3/31/05        10/1/04 - 3/31/05
-------------------                           -------------     -------------     -----------------
Actual                                           $1,000            $1,096               $5.23
Hypothetical (5% return before expenses)         $1,000            $1,020               $5.04

Retail Class
------------
Actual                                           $1,000            $1,096               $6.53
Hypothetical (5% return before expenses)         $1,000            $1,019               $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                                                   Beginning      Ending       Expenses Paid
                                                                                 Account Value Account Value  During Period*
Institutional Class                                                                 10/1/04       3/31/05    10/1/04 - 3/31/05
-------------------                                                              ------------- ------------- -----------------
Actual                                                                              $1,000        $1,093           $4.70
Hypothetical (5% return before expenses)                                            $1,000        $1,020           $4.53

Retail Class
------------
Actual                                                                              $1,000        $1,091           $6.00
Hypothetical (5% return before expenses)                                            $1,000        $1,019           $5.79

Admin Class
-----------
Actual                                                                              $1,000        $1,090           $7.29
Hypothetical (5% return before expenses)                                            $1,000        $1,018           $7.04
* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and Admin
  Classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                              Beginning        Ending         Expenses Paid
                                            Account Value   Account Value    During Period*
Institutional Class                            10/1/04         3/31/05      10/1/04 - 3/31/05
-------------------                         -------------   -------------   -----------------
Actual                                         $1,000          $1,055             $3.33
Hypothetical (5% return before expenses)       $1,000          $1,022             $3.28
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                              Beginning        Ending         Expenses Paid
                                            Account Value   Account Value    During Period*
Institutional Class                            10/1/04         3/31/05      10/1/04 - 3/31/05
-------------------                         -------------   -------------   -----------------
Actual                                         $1,000          $1,098             $4.45
Hypothetical (5% return before expenses)       $1,000          $1,021             $4.28
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES WORLDWIDE FUND

                                              Beginning        Ending         Expenses Paid
                                            Account Value   Account Value    During Period*
Institutional Class                            10/1/04         3/31/05      10/1/04 - 3/31/05
-------------------                         -------------   -------------   -----------------
Actual                                         $1,000          $1,092             $5.22
Hypothetical (5% return before expenses)       $1,000          $1,020             $5.04
*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES AGGRESSIVE GROWTH FUND


                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - 103.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 4.8%
L-3 Communications Holdings, Inc.            18,575 $1,319,196
Precision Castparts Corp.                    14,075  1,083,916
                                                    ----------
                                                     2,403,112
                                                    ----------
BEVERAGES - 2.3%
Constellation Brands, Inc., Class A(c)       21,975  1,161,818
                                                    ----------
BIOTECHNOLOGY - 3.3%
Affymetrix, Inc.(c)                          12,325    528,003
Gen-Probe, Inc.(c)                           17,175    765,318
Idenix Pharmaceuticals, Inc.(c)(d)           19,900    395,015
                                                    ----------
                                                     1,688,336
                                                    ----------
CAPITAL MARKETS - 6.4%
Investors Financial Services Corp.           23,175  1,133,489
Legg Mason, Inc.                             12,950  1,011,913
T. Rowe Price Group, Inc.                    18,200  1,080,716
                                                    ----------
                                                     3,226,118
                                                    ----------
CHEMICALS - 1.4%
Lyondell Chemical Co.                        25,000    698,000
                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Corporate Executive Board Co.                17,250  1,103,138
                                                    ----------
COMMUNICATIONS EQUIPMENT - 2.5%
F5 Networks, Inc.(c)(d)                      15,125    763,661
Research In Motion Ltd.(c)                    6,750    515,835
                                                    ----------
                                                     1,279,496
                                                    ----------
COMPUTERS & PERIPHERALS - 5.8%
Apple Computer, Inc.(c)                      31,550  1,314,688
Network Appliance, Inc.(c)                   28,350    784,161
QLogic Corp.(c)                              19,850    803,925
                                                    ----------
                                                     2,902,774
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 3.9%
Chicago Mercantile Exchange                   4,250    824,627
Moody's Corp.                                14,150  1,144,169
                                                    ----------
                                                     1,968,796
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Cogent, Inc.(c)(d)                           20,625    519,338
                                                    ----------
FOOD & DRUG RETAILING - 2.4%
Whole Foods Market, Inc.                     11,800  1,205,134
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 7.5%
C.R. Bard, Inc.                              19,025  1,295,222
Intuitive Surgical, Inc.(c)                  17,350    788,905
Kinetic Concepts, Inc.(c)                     8,975    535,359
Ventana Medical Systems, Inc.(c)(d)          30,175  1,130,355
                                                    ----------
                                                     3,749,841
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 7.2%
Medco Health Solutions, Inc.(c)              16,500    817,905
PacifiCare Health Systems, Inc.(c)           13,250    754,190
Sierra Health Services, Inc.(c)(d)           15,225    971,964
WellPoint, Inc.(c)                            8,800  1,103,080
                                                    ----------
                                                     3,647,139
                                                    ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES  VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 12.5%
Harrah's Entertainment, Inc.                       12,075 $  779,804
Las Vegas Sands Corp.(c)(d)                        10,775    484,875
Starwood Hotels & Resorts Worldwide, Inc.          23,125  1,388,194
Station Casinos, Inc.                              23,575  1,592,491
Wynn Resorts, Ltd.(c)                              11,775    797,638
Yum! Brands, Inc.                                  24,075  1,247,326
                                                          ----------
                                                           6,290,328
                                                          ----------
INTERNET SOFTWARE & SERVICES - 1.1%
Google, Inc., Class A(c)                            3,150    568,607
                                                          ----------
IT SERVICES - 3.8%
Cognizant Technology Solutions Corp.(c)            29,725  1,373,295
SRA International, Inc., Class A(c)(d)              9,075    546,769
                                                          ----------
                                                           1,920,064
                                                          ----------
MACHINERY - 3.0%
Bucyrus International, Inc., Class A               12,600    492,156
Joy Global, Inc.                                   29,000  1,016,740
                                                          ----------
                                                           1,508,896
                                                          ----------
MEDIA - 5.4%
Getty Images, Inc.(c)                              17,025  1,210,648
Sirius Satellite Radio, Inc.(c)(d)                 63,225    355,324
XM Satellite Radio Holdings, Inc., Class A(c)(d)   36,500  1,149,750
                                                          ----------
                                                           2,715,722
                                                          ----------
METALS & MINING - 2.1%
Nucor Corp.                                        17,975  1,034,641
                                                          ----------
OIL & GAS DRILLING EQUIPMENT - 6.0%
Noble Corp.                                        26,000  1,461,460
Transocean, Inc.(c)                                30,175  1,552,805
                                                          ----------
                                                           3,014,265
                                                          ----------
OIL & GAS EXPLORATION - 3.8%
EOG Resources, Inc.                                17,700    862,698
Ultra Petroleum Corp.(c)(d)                        20,375  1,035,050
                                                          ----------
                                                           1,897,748
                                                          ----------
REAL ESTATE - 2.1%
St. Joe Co.                                        15,500  1,043,150
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Marvell Technology Group Ltd.(c)                   36,050  1,382,157
                                                          ----------
SOFTWARE - 2.8%
Mercury Interactive Corp.(c)                       18,175    861,132
NAVTEQ(c)                                          12,500    541,875
                                                          ----------
                                                           1,403,007
                                                          ----------
SPECIALTY RETAIL - 3.7%
American Eagle Outfitters, Inc.(d)                 33,450    988,447
Chico's FAS, Inc.(c)                               30,600    864,756
                                                          ----------
                                                           1,853,203
                                                          ----------
TEXTILES APPAREL & LUXURY GOODS - 2.0%
Coach, Inc.(c)                                     18,050  1,022,172
                                                          ----------

                                                                                                SHARES
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRANSPORTATION SERVICES - 1.8%
UTI Worldwide, Inc.(d)                                                                          13,125


TOTAL COMMON STOCKS
 (Identified Cost $46,090,032)


                                                                                      PRINCIPAL AMOUNT
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 17.3%
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.25% to be repurchased at $2,597,090 on
4/01/05 collateralized by $2,305,000 U.S. Treasury
Bond, 6.000% due 2/15/26 with a value of $2,652,073                                         $2,597,000


                                                                                                SHARES
----------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(e)                                                                                 6,144,079


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,741,079)


TOTAL INVESTMENTS - 120.8%
 (Identified Cost $54,831,111)(b)
 Other assets less liabilities--(20.8)%


TOTAL NET ASSETS - 100%


(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost $54,831,111 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation

                                                                         VALUE (a)
----------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRANSPORTATION SERVICES - 1.8%
UTI Worldwide, Inc.(d)                                               $     911,531
                                                                     -------------

TOTAL COMMON STOCKS
 (Identified Cost $46,090,032)                                          52,118,531
                                                                     -------------


----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 17.3%
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.25% to be repurchased at $2,597,090 on
4/01/05 collateralized by $2,305,000 U.S. Treasury
Bond, 6.000% due 2/15/26 with a value of $2,652,073                      2,597,000
                                                                     -------------


----------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(e)                                                             6,144,079
                                                                     -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,741,079)                                            8,741,079
                                                                     -------------

TOTAL INVESTMENTS - 120.8%
 (Identified Cost $54,831,111)(b)                                       60,859,610
 Other assets less liabilities--(20.8)%                               (10,517,159)
                                                                     -------------

TOTAL NET ASSETS - 100%                                              $  50,342,451
                                                                     -------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost $54,831,111 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $   6,569,925
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value       (541,426)
                                                                     -------------
   Net unrealized appreciation                                                                                     $   6,028,499
                                                                     -------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $108,430,596 of which $87,288,208 expires on September 30, 2010 and $21,142,388 expires on September 30, 2011. These amounts may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)All or a portion of securities on loan to brokers at March 31, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure   12.5% Biotechnology                            3.3%
Healthcare Equipment & Supplies  7.5  Machinery                                3.0
Healthcare Providers & Services  7.2  Software                                 2.8
Capital Markets                  6.4  Semiconductors & Semiconductor Equipment 2.7
Oil & Gas Drilling Equipment     6.0  Communications Equipment                 2.5
Computers & Peripherals          5.8  Food & Drug Retailing                    2.4
Media                            5.4  Beverages                                2.3
Aerospace & Defense              4.8  Commercial Services & Supplies           2.2
Diversified Financial Services   3.9  Real Estate                              2.1
IT Services                      3.8  Metals & Mining                          2.1
Oil & Gas Exploration            3.8  Textiles Apparel & Luxury Goods          2.0
Specialty Retail                 3.7  Other, less than 2% each                 5.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - 98.2% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.1%
Aviall, Inc.(c)                               7,500 $  210,000
Essex Corp.(c)                               12,850    209,841
                                                    ----------
                                                       419,841
                                                    ----------
BIOTECHNOLOGY - 0.8%
Idenix Pharmaceuticals, Inc.(c)(d)            8,000    158,800
                                                    ----------
BUILDING & CONSTRUCTION - 0.8%
Trex Company, Inc.(c)(d)                      3,600    159,876
                                                    ----------
BUILDING PRODUCTS - 0.9%
Simpson Manufacturing Co., Inc.               5,825    179,993
                                                    ----------
BUSINESS SERVICES - 1.3%
Global Payments, Inc.(d)                      4,025    259,572
                                                    ----------
CAPITAL MARKETS - 0.9%
Affiliated Managers Group, Inc.(c)(d)         2,950    182,989
                                                    ----------
COMMERCIAL BANKS - 2.3%
East West Bancorp, Inc.                       6,925    255,671
Hanmi Financial Corp.                        10,900    180,395
                                                    ----------
                                                       436,066
                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 8.8%
Bright Horizons Family Solutions, Inc.(c)     4,550    153,517
Charles River Associates, Inc.(c)(d)          5,400    266,490
Corporate Executive Board Co.                 3,175    203,041
DiamondCluster International, Inc.(c)        13,950    224,595
Hudson Highland Group, Inc.(c)               11,600    198,244
Laureate Education, Inc.(c)                   4,850    207,532
Mobile Mini, Inc.(c)                          5,450    220,234
Navigant Consulting, Inc.(c)                  8,225    223,967
                                                    ----------
                                                     1,697,620
                                                    ----------
COMMUNICATIONS EQUIPMENT - 0.7%
F5 Networks, Inc.(c)                          2,625    132,536
                                                    ----------
EDUCATION - 1.1%
Universal Technical Institute, Inc.(c)(d)     5,725    210,680
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 4.6%
Atwood Oceanics, Inc.(c)                      3,775    251,188
Cal Dive International, Inc.(c)               3,100    140,430
Hydril Co.(c)                                 3,450    201,515
Maverick Tube Corp.(c)                        3,475    112,972
Pioneer Drilling Co.(c)(d)                   12,675    174,535
                                                    ----------
                                                       880,640
                                                    ----------
FOOD & STAPLES RETAILING - 1.0%
United Natural Foods, Inc.(c)                 6,625    189,674
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 6.7%
American Medical Systems Holdings, Inc.(c)    7,250    124,555
American Science & Engineering, Inc.(c)(d)    4,000    178,840
ArthroCare Corp.(c)(d)                        6,900    196,650
Immucor, Inc.(c)                              6,825    206,046
Intuitive Surgical, Inc.(c)                   5,000    227,350
Palomar Medical Technologies, Inc.(c)(d)      5,275    142,267
Ventana Medical Systems, Inc.(c)(d)           5,900    221,014
                                                    ----------
                                                     1,296,722
                                                    ----------

                                                  SHARES  VALUE (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 15.8%
Advisory Board Co.(c)                              5,075 $  221,777
Chemed Corp.(d)                                    3,175    242,824
HealthExtras, Inc.(c)                             12,275    204,379
HealthTronics, Inc.(c)(d)                         18,250    196,370
LCA-Vision, Inc.                                  11,350    377,955
Matria Healthcare, Inc.(c)(d)                      5,337    163,899
Molina Healthcare, Inc.(c)                         3,225    148,640
NovaMed, Inc.(c)                                  24,125    138,719
Psychiatric Solutions, Inc.(c)(d)                  5,100    234,600
Radiation Therapy Services, Inc.(c)                9,700    184,106
Sierra Health Services, Inc.(c)(d)                 4,075    260,148
Symbion, Inc.(c)                                  11,800    252,166
United Surgical Partners International, Inc.(c)    5,175    236,860
Ventiv Health, Inc.(c)                             8,675    199,525
                                                         ----------
                                                          3,061,968
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.5%
Applebee's International, Inc.                     6,975    192,231
Buffalo Wild Wings, Inc.(c)(d)                     5,300    200,499
Cosi, Inc.(c)(d)                                  28,400    193,120
Panera Bread Co., Class A(c)(d)                    4,225    238,839
Pinnacle Entertainment, Inc.(c)                   12,550    209,585
Sonic Corp.(c)                                     6,675    222,945
Sunterra Corp.(c)                                 12,625    190,385
                                                         ----------
                                                          1,447,604
                                                         ----------
HOUSEHOLD DURABLES - 1.9%
Meritage Homes Corp.(c)                            3,175    187,071
Tempur-Pedic International, Inc.(c)(d)             9,450    176,337
                                                         ----------
                                                            363,408
                                                         ----------
INSURANCE - 2.4%
CB Richard Ellis Group, Inc., Class A(c)           7,950    278,170
ProAssurance Corp.(c)                              4,925    194,538
                                                         ----------
                                                            472,708
                                                         ----------
INTERNET & CATALOG RETAIL - 1.9%
Coldwater Creek, Inc.(c)                          10,200    188,496
GSI Commerce, Inc.(c)                             13,450    181,979
                                                         ----------
                                                            370,475
                                                         ----------
INTERNET SOFTWARE & SERVICES - 3.0%
CryptoLogic, Inc.(d)                               5,450    168,841
j2 Global Communications, Inc.(c)(d)               4,950    169,835
Niku Corp.(c)(d)                                  13,000    234,650
                                                         ----------
                                                            573,326
                                                         ----------
IT SERVICES - 2.5%
Infocrossing, Inc.(c)(d)                          13,500    213,840
iPayment Holdings, Inc.(c)                         6,175    260,585
                                                         ----------
                                                            474,425
                                                         ----------
MACHINERY - 2.3%
Bucyrus International, Inc., Class A               4,950    193,347
Joy Global, Inc.                                   7,087    248,470
                                                         ----------
                                                            441,817
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES   VALUE (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

METALS & MINING - 1.5%
Commercial Metals Co.                               4,325 $   146,574
GFI Group, Inc.(c)                                  5,625     150,919
                                                          -----------
                                                              297,493
                                                          -----------
OIL & GAS - 4.3%
ATP Oil & Gas Corp.(c)                              5,950     128,758
Energy Partners Ltd.(c)                             6,275     162,962
Range Resources Corp.                               6,200     144,832
Unit Corp.(c)                                       3,325     150,190
W-H Energy Services, Inc.(c)                       10,075     241,095
                                                          -----------
                                                              827,837
                                                          -----------
PHARMACEUTICALS - 0.9%
Impax Laboratories, Inc.(c)(d)                     11,275     180,400
                                                          -----------
REAL ESTATE - 1.0%
Jones Lang LaSalle, Inc.(c)                         4,325     201,761
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
ATMI, Inc.(c)(d)                                    9,350     234,124
FormFactor, Inc.(c)                                 8,575     194,138
Microsemi Corp.(c)                                 22,050     359,195
Tessera Technologies, Inc.(c)                       4,975     215,069
                                                          -----------
                                                            1,002,526
                                                          -----------
SOFTWARE - 5.6%
Bottomline Technologies, Inc.(c)(d)                19,500     254,475
Epicor Software Corp.(c)(d)                        14,525     190,277
Hyperion Solutions Corp.(c)                         4,225     186,365
Macromedia, Inc.(c)                                 6,000     201,000
SS&C Technologies, Inc.                            10,775     245,670
                                                          -----------
                                                            1,077,787
                                                          -----------
SPECIALTY RETAIL - 4.7%
Central Garden & Pet Co.(c)                         5,675     248,905
Children's Place Retail Stores, Inc. (The)(c)       5,350     255,462
Guitar Center, Inc.(c)(d)                           3,550     194,647
PETCO Animal Supplies, Inc.(c)                      5,600     206,136
                                                          -----------
                                                              905,150
                                                          -----------
TELECOMMUNICATIONS - 1.0%
SBA Communications Corp.(c)(d)                     21,675     198,543
                                                          -----------
TELECOMMUNICATIONS - WIRELESS - 0.8%
Alamosa Holdings, Inc.(c)(d)                       12,400     144,708
                                                          -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Carter's, Inc.(c)                                   4,975     197,756
                                                          -----------
TRADING COMPANIES & DISTRIBUTORS - 1.5%
NuCo2, Inc.(c)(d)                                  10,650     280,095
                                                          -----------
TRANSPORTATION - 1.4%
Hub Group, Inc., Class A(c)                         4,375     274,181
                                                          -----------

TOTAL COMMON STOCKS
 (Identified Cost $17,662,652)                             18,998,977
                                                          -----------

                                                                                    PRINCIPAL AMOUNT                 VALUE (a)
------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 28.1%
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.25% to be repurchased at $379,013 on
4/01/05 collateralized by $355,000 U.S. Treasury Bond,
5.250% due 8/15/28 with a value of $387,715                                               $  379,000              $    379,000
                                                                                                                  ------------

                                                                                              SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(e)                                                                               5,054,684                 5,054,684
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $5,433,684)                                                                                        5,433,684
                                                                                                                  ------------

TOTAL INVESTMENTS - 126.3%
 (Identified Cost $23,096,336)(b)                                                                                   24,432,661
 Other assets less liabilities--(26.3)%                                                                            (5,096,627)
                                                                                                                  ------------

TOTAL NET ASSETS - 100%                                                                                           $ 19,336,034
                                                                                                                  ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $23,096,336 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $  1,773,012
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (436,687)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  1,336,325
                                                                                                                  ------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $209,546,027 of which $150,262,987 expires on September 30, 2010 and $59,283,040 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)All or a portion of this security was on loan to brokers at March 31, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Healthcare Providers & Services          15.8% Oil & Gas                     4.3%
Commercial Services & Supplies            8.8  Internet Software & Services  3.0
Hotels, Restaurants & Leisure             7.5  IT Services                   2.5
Healthcare Equipment & Supplies           6.7  Insurance                     2.4
Software                                  5.6  Commercial Banks              2.3
Semiconductors & Semiconductor Equipment  5.2  Machinery                     2.3
Specialty Retail                          4.7  Aerospace & Defense           2.1
Energy Equipment & Services               4.6  Other, less than 2% each     20.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES SMALL CAP VALUE FUND



                                                SHARES   VALUE (a)
------------------------------------------------------------------

COMMON STOCKS - 96.5% OF TOTAL NET ASSETS

ADVERTISING - 0.4%
Catalina Marketing Corp.(e)                     91,850 $ 2,378,915
                                                       -----------
AEROSPACE & DEFENSE - 1.2%
Allied Defense Group, Inc. (The)(c)             76,175   1,865,526
Moog, Inc., Class A(c)                         128,275   5,798,030
                                                       -----------
                                                         7,663,556
                                                       -----------
AUTO COMPONENTS - 1.2%
ArvinMeritor, Inc.(e)                          197,750   3,059,193
Cooper Tire & Rubber Co.(e)                    236,450   4,341,222
                                                       -----------
                                                         7,400,415
                                                       -----------
AUTO & RELATED - 0.7%
Oshkosh Truck Corp.(e)                          52,325   4,290,127
                                                       -----------
AUTOMOBILES - 0.2%
Monaco Coach Corp.(e)                           86,200   1,392,130
                                                       -----------
BUILDING & CONSTRUCTION - 0.5%
Insituform Technologies, Inc., Class A(c)(e)   223,900   3,248,789
                                                       -----------
BUILDING PRODUCTS - 1.2%
Elk Corp.(e)                                    47,850   1,840,311
Lennox International, Inc.(e)                  270,525   5,929,908
                                                       -----------
                                                         7,770,219
                                                       -----------
CHEMICALS - 3.6%
Cabot Corp.(e)                                 105,850   3,538,566
Cytec Industries, Inc.(e)                      122,225   6,630,706
FMC Corp.(c)                                    40,450   2,162,052
Great Lakes Chemical Corp.(e)                   61,650   1,980,198
Nalco Holding Co.(c)                           102,300   1,926,309
Scotts Miracle-Gro. Co., Class A(c)(e)          55,125   3,871,429
Spartech Corp.(e)                              172,375   3,421,644
                                                       -----------
                                                        23,530,904
                                                       -----------
COMMERCIAL BANKS - 8.9%
Alabama National BanCorporation(e)              57,975   3,588,073
Community Bancorp(c)(e)                         67,275   1,694,657
CVB Financial Corp.(e)                         202,090   3,665,913
East West Bancorp, Inc.(e)                     154,950   5,720,754
First Midwest Bancorp, Inc.(e)                 127,675   4,146,884
IBERIABANK Corp.(e)                             62,275   3,503,592
Independent Bank Corp.(e)                      182,437   5,248,712
Oriental Financial Group, Inc.(e)              154,182   3,610,942
Pennsylvania Commerce Bancorp, Inc.             88,300   2,649,000
PrivateBankcorp, Inc.(e)                       116,750   3,667,118
Signature Bank(c)(e)                           172,100   4,562,371
South Financial Group, Inc.(e)                 178,775   5,459,788
Texas Regional Bancshares, Inc., Class A(e)    142,500   4,290,675
Wintrust Financial Corp.(e)                    100,625   4,738,431
                                                       -----------
                                                        56,546,910
                                                       -----------
COMMERCIAL SERVICES & SUPPLIES - 2.7%
Hudson Highland Group, Inc.(c)(e)              236,950   4,049,476
McGrath Rentcorp(e)                            198,000   4,629,240
Vertrue, Inc.(c)(e)                             70,450   2,496,748

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                  SHARES   VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMERCIAL SERVICES & SUPPLIES - CONTINUED
Waste Connections, Inc.(c)(e)                    114,675 $ 3,984,956
WCA Waste Corp.(c)                               223,811   2,193,348
                                                         -----------
                                                          17,353,768
                                                         -----------
COMMUNICATIONS EQUIPMENT - 2.3%
ADTRAN, Inc.(e)                                  180,875   3,190,635
Anaren, Inc.(c)                                  132,825   1,611,167
Aspect Communications Corp.(c)(e)                246,425   2,565,284
Comtech Telecommunications Corp.(c)(e)            60,650   3,159,865
Foundry Networks, Inc.(c)(e)                     203,900   2,018,610
SafeNet, Inc.(c)(e)                               78,750   2,308,163
                                                         -----------
                                                          14,853,724
                                                         -----------
COMPUTERS & PERIPHERALS - 0.8%
Imation Corp.(e)                                 149,475   5,194,256
                                                         -----------
CONSTRUCTION & ENGINEERING - 0.9%
Washington Group International, Inc.(c)(e)       134,125   6,034,284
                                                         -----------
CONSTRUCTION MATERIALS - 0.6%
Eagle Materials, Inc.(e)                          45,800   3,707,052
                                                         -----------
CONSUMER DURABLES & APPAREL - 0.4%
Tupperware Corp.(e)                              114,375   2,328,675
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
iShares Russell 2000 Value Index Fund(e)          25,900   4,772,075
National Financial Partners Corp.(e)             112,850   4,491,430
                                                         -----------
                                                           9,263,505
                                                         -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
Commonwealth Telephone Enterprises, Inc.(c)(e)    64,625   3,046,423
Iowa Telecommunications Services, Inc.(e)        159,525   3,110,737
                                                         -----------
                                                           6,157,160
                                                         -----------
ELECTRIC UTILITIES - 0.2%
Otter Tail Corp.(e)                               56,375   1,411,630
                                                         -----------
ELECTRICAL EQUIPMENT - 2.2%
AMETEK, Inc.                                     188,200   7,575,050
Artesyn Technologies, Inc.(c)(e)                 398,100   3,467,451
General Cable Corp.(c)(e)                        228,350   2,756,184
                                                         -----------
                                                          13,798,685
                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Anixter International, Inc.(e)                   101,725   3,677,359
Daktronics, Inc.(c)(e)                               550      11,907
Excel Technology, Inc.(c)(e)                      66,700   1,639,486
Global Imaging System, Inc.(c)(e)                 94,600   3,354,516
Rogers Corp.(c)(e)                                18,825     753,000
Varian, Inc.(c)(e)                                80,725   3,058,670
                                                         -----------
                                                          12,494,938
                                                         -----------
ENERGY EQUIPMENT & SERVICES - 2.4%
Cal Dive International, Inc.(c)(e)               120,825   5,473,372
Carbo Ceramics, Inc.(e)                           48,825   3,425,074
FMC Technologies, Inc.(c)(e)                     137,275   4,554,784
Hydril Co.(c)(e)                                  33,175   1,937,752
                                                         -----------
                                                          15,390,982
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                         SHARES   VALUE (a)
---------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

FOOD & STAPLES RETAILING - 1.3%
BJ's Wholesale Club, Inc.(c)                            123,825 $ 3,846,005
Performance Food Group Co.(c)(e)                         97,925   2,710,564
Smart & Final, Inc.(c)(e)                               157,050   1,909,728
                                                                -----------
                                                                  8,466,297
                                                                -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.(e)                               33,625   1,574,659
Ralcorp Holdings, Inc.(e)                               145,125   6,871,669
                                                                -----------
                                                                  8,446,328
                                                                -----------
GAS UTILITIES - 1.5%
AGL Resources, Inc.(e)                                  162,450   5,674,378
Southern Union Co.(e)                                   144,636   3,631,810
                                                                -----------
                                                                  9,306,188
                                                                -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.3%
Arrow International, Inc.(e)                             91,025   3,126,709
Sybron Dental Specialties, Inc.(c)(e)                   141,250   5,070,875
                                                                -----------
                                                                  8,197,584
                                                                -----------
HEALTHCARE PROVIDERS & SERVICES - 1.8%
Andrx Corp.(c)(e)                                       200,075   4,535,700
Kindred Healthcare, Inc.(c)(e)                           69,850   2,451,735
LifePoint Hospitals, Inc.(c)(e)                          98,500   4,318,240
                                                                -----------
                                                                 11,305,675
                                                                -----------
HOTELS, RESTAURANTS & LEISURE - 3.0%
CBRL Group, Inc.(e)                                      90,850   3,752,105
Dover Downs Entertainment, Inc.(e)                      165,461   2,059,989
Fairmont Hotels & Resorts, Inc.(e)                      138,925   4,603,974
Six Flags, Inc.(c)(e)                                   229,250     944,510
Steak n Shake Co. (The)(c)(e)                           212,950   4,120,583
Sunterra Corp.(c)(e)                                    240,925   3,633,149
                                                                -----------
                                                                 19,114,310
                                                                -----------
INDUSTRIAL CONGLOMERATES - 1.3%
ALLETE, Inc.(e)                                          60,583   2,535,398
SI International, Inc.(c)(e)                            129,825   3,587,065
Texas Industries, Inc.(e)                                35,625   1,914,844
                                                                -----------
                                                                  8,037,307
                                                                -----------
INFORMATION TECHNOLOGY - CONSULTING & SERVICES - 0.4%
Avocent Corp.(c)(e)                                     111,475   2,860,449
                                                                -----------
INSURANCE - 5.4%
AmerUs Group Co.(e)                                      66,150   3,125,588
Delphi Financial Group, Inc.(e)                         123,225   5,298,675
Endurance Specialty Holdings Ltd.                       146,400   5,539,776
KMG America Corp.(c)                                    298,000   2,905,500
Ohio Casualty Corp.(c)(e)                               214,250   4,923,465
ProAssurance Corp.(c)(e)                                107,375   4,241,312
Protective Life Corp.                                    89,975   3,536,017
RLI Corp.(e)                                            109,975   4,558,464
                                                                -----------
                                                                 34,128,797
                                                                -----------
INTERNET & CATALOG RETAIL - 0.4%
FTD Group, Inc.(c)                                      208,750   2,530,050
                                                                -----------

                                              SHARES   VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET SOFTWARE & SERVICES - 1.2%
Borland Software Corp.(c)(e)                 160,450 $ 1,302,854
Digitas, Inc.(c)                             610,225   6,163,273
                                                     -----------
                                                       7,466,127
                                                     -----------
IT SERVICES - 1.4%
Perot Systems Corp., Class A(c)(e)           228,675   3,073,392
Wright Express Corp.(c)                      327,050   5,592,555
                                                     -----------
                                                       8,665,947
                                                     -----------
MACHINERY - 5.7%
Actuant Corp., Class A(c)(e)                 115,900   5,206,228
Albany International Corp., Class A          107,925   3,332,724
Barnes Group, Inc.(e)                        183,600   4,988,412
CLARCOR, Inc.(e)                             129,625   6,735,315
Commercial Vehicle Group, Inc.(c)            169,725   3,394,500
ESCO Technologies, Inc.(c)(e)                 31,675   2,545,086
IDEX Corp.(e)                                164,700   6,645,645
Reliance Steel & Aluminum Co.(e)              91,500   3,660,915
                                                     -----------
                                                      36,508,825
                                                     -----------
MANUFACTURING - 0.9%
Harsco Corp.                                  91,925   5,479,649
                                                     -----------
MEDIA - 5.7%
ADVO, Inc.                                   126,437   4,735,066
Harte-Hanks, Inc.                            181,625   5,005,585
John Wiley & Son, Inc., Class A(e)           124,200   4,378,050
R.H. Donnelley Corp.(c)                      174,325  10,126,539
Saga Communications, Inc., Class A(c)        217,250   3,497,725
Scholastic Corp.(c)(e)                       129,150   4,764,343
Valassis Communications, Inc.(c)             109,725   3,835,986
                                                     -----------
                                                      36,343,294
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.8%
Energen Corp.(e)                              41,225   2,745,585
NorthWestern Corp.(e)                        179,000   4,720,230
ONEOK, Inc.(e)                               137,600   4,240,832
                                                     -----------
                                                      11,706,647
                                                     -----------
MULTILINE RETAIL - 0.3%
ShopKo Stores, Inc.(c)(e)                     74,725   1,660,390
                                                     -----------
OIL & GAS - 3.5%
ATP Oil & Gas Corp.(c)                       140,850   3,047,994
Carrizo Oil & Gas, Inc.(e)                   154,475   2,624,530
Denbury Resources, Inc.(c)(e)                 97,900   3,449,017
Energy Partners Ltd.(c)(e)                   271,025   7,038,519
Stone Energy Corp.(c)(e)                      66,800   3,244,476
Western Gas Resources, Inc.(e)                82,200   2,831,790
                                                     -----------
                                                      22,236,326
                                                     -----------
PHARMACEUTICALS - 2.0%
Par Pharmaceutical Cos., Inc.(c)(e)          117,775   3,938,396
Perrigo Co.(e)                               464,800   8,900,920
                                                     -----------
                                                      12,839,316
                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES   VALUE (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE - 6.0%
American Home Mortgage Investment Corp.           149,700 $ 4,287,408
CBL & Associates Properties, Inc.(e)               74,750   5,345,372
Corporate Office Properties Trust(e)              155,975   4,130,218
Eagle Hospitality Properties Trust, Inc.(c)       399,350   3,582,170
First Potomac Realty Trust(e)                     198,350   4,532,297
Highland Hospitality Corp.(e)                     200,900   2,079,315
LaSalle Hotel Properties(e)                       159,400   4,630,570
Levitt Corp., Class A(e)                          111,587   2,861,091
Newcastle Investment Corp.(e)                     156,475   4,631,660
Ramco-Gershenson Properties Trust(e)               75,400   2,047,110
                                                          -----------
                                                           38,127,211
                                                          -----------
ROAD & RAIL - 3.0%
Genesee & Wyoming, Inc., Class A(c)(e)            172,275   4,463,645
Laidlaw International, Inc.(c)(e)                 266,700   5,547,360
Landstar System, Inc.(c)(e)                        92,300   3,022,825
Marten Transport Ltd(c)(e)                        108,075   2,305,240
Old Dominion Freight Line, Inc.(c)(e)              99,300   3,093,195
Universal Truckload Services, Inc.(c)(e)           27,675     583,942
                                                          -----------
                                                           19,016,207
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
AMIS Holdings, Inc.(c)(e)                         292,600   3,303,454
Cymer, Inc.(c)(e)                                 101,500   2,717,155
Diodes, Inc.(c)                                    10,650     288,935
DSP Group, Inc.(c)(e)                             163,675   4,216,268
                                                          -----------
                                                           10,525,812
                                                          -----------
SOFTWARE - 1.1%
Hyperion Solutions Corp.(c)(e)                     63,650   2,807,602
MRO Software, Inc.(c)(e)                           70,400     987,712
Progress Software Corp.(c)(e)                     117,450   3,079,539
                                                          -----------
                                                            6,874,853
                                                          -----------
SPECIALTY RETAIL - 4.0%
Adesa, Inc.(e)                                    181,750   4,245,680
Cost Plus, Inc.(c)(e)                              74,450   2,001,216
Hot Topic, Inc.(c)(e)                             111,450   2,435,182
Men's Wearhouse, Inc.(c)(e)                       120,700   5,094,747
Party City Corp.(c)(e)                             99,750   1,460,340
Pier 1 Imports, Inc.(e)                           183,625   3,347,484
Rush Enterprises, Inc., Class A(c)                111,075   1,741,656
West Marine, Inc.(c)(e)                           245,950   5,228,897
                                                          -----------
                                                           25,555,202
                                                          -----------
TEXTILES APPAREL & LUXURY GOODS - 0.3%
Fossil, Inc.(c)(e)                                 76,787   1,990,703
                                                          -----------
THRIFTS & MORTGAGE FINANCE - 3.0%
BankAtlantic Bancorp, Inc., Class A(e)            253,325   4,407,855
BankUnited Financial Corp.(c)                     193,125   5,187,337
Independence Community Bank Corp.                 107,275   4,183,725
Provident Bancorp, Inc.                           421,950   5,164,668
                                                          -----------
                                                           18,943,585
                                                          -----------

                                                                                             SHARES                     VALUE (a)
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 1.9%
BlueLinx Holdings, Inc.(c)(e)                                                               291,625                $    3,939,854
Hughes Supply, Inc.(e)                                                                      131,150                     3,901,713
UAP Holding Corp.(c)(e)                                                                     249,175                     4,011,717
                                                                                                                   --------------
                                                                                                                       11,853,284
                                                                                                                   --------------
WATER UTILITIES - 0.4%
American States Water Co.                                                                   110,350                     2,791,855
                                                                                                                   --------------

TOTAL COMMON STOCKS
 (Identified Cost $491,393,103)                                                                                       613,188,842
                                                                                                                   --------------

                                                                                   PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 28.8%

COMMERCIAL PAPER - 1.9%
San Paolo United States Financial Co.,
2.000%, 4/01/2005(d)                                                                   $ 11,851,000                    11,851,000
                                                                                                                   --------------

                                                                                             SHARES
---------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(f)                                                                            170,787,636                   170,787,636
                                                                                                                   --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $182,638,636)                                                                                       182,638,636
                                                                                                                   --------------

TOTAL INVESTMENTS - 125.3%
 (Identified Cost $674,031,739)(b)                                                                                    795,827,478
 Other assets less liabilities--(25.3)%                                                                             (160,749,130)
                                                                                                                   --------------

TOTAL NET ASSETS - 100%                                                                                            $  635,078,348
                                                                                                                   --------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $674,031,739 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $  132,168,271
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (10,372,532)
                                                                                                                   --------------
   Net unrealized appreciation                                                                                     $  121,795,739
                                                                                                                   --------------

(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)All or a portion of this security was on loan to brokers at March 31, 2005.
(f)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Commercial Banks              8.9% Road & Rail                         3.0%
Real Estate                   6.0  Thrifts & Mortgage Finance          3.0
Machinery                     5.7  Commercial Services & Supplies      2.7
Media                         5.7  Energy Equipment & Services         2.4
Insurance                     5.4  Communications Equipment            2.3
Specialty Retail              4.0  Electrical Equipment                2.2
Chemicals                     3.6  Electronic Equipment & Instruments  2.0
Oil & Gas                     3.5  Pharmaceuticals                     2.0
Hotels, Restaurants & Leisure 3.0  Other, less than 2% each           31.1

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                SHARES VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - 96.4% OF TOTAL NET ASSETS

AUTOMOBILES - 2.2%
Harley-Davidson, Inc.                            3,000  $173,280
                                                       ---------
BEVERAGES - 2.9%
PepsiCo, Inc.                                    4,250   225,377
                                                       ---------
BIOTECHNOLOGY - 2.4%
Amgen, Inc.(c)                                   3,200   186,272
                                                       ---------
CAPITAL MARKETS - 5.3%
Bear Stearns Cos., Inc.                          1,750   174,825
Goldman Sachs Group, Inc.                        2,250   247,477
                                                       ---------
                                                         422,302
                                                       ---------
CHEMICALS - 2.1%
Praxair, Inc.                                    3,500   167,510
                                                       ---------
COMMERCIAL BANKS - 4.8%
Wells Fargo & Co.                                3,300   197,340
Zions Bancorporation                             2,550   176,001
                                                       ---------
                                                         373,341
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 1.8%
ARAMARK Corp., Class B                           5,250   137,970
                                                       ---------
COMMUNICATIONS EQUIPMENT - 6.0%
Cisco Systems, Inc.(c)                           6,750   120,757
Harris Corp.                                     5,800   189,370
Nokia Oyj ADR                                    5,300    81,779
QUALCOMM, Inc.                                   2,100    76,965
                                                       ---------
                                                         468,871
                                                       ---------
COMPUTERS & PERIPHERALS - 2.2%
Dell, Inc.(c)                                    4,500   172,890
                                                       ---------
CONTAINERS & PACKAGING - 2.2%
Ball Corp.                                       4,125   171,105
                                                       ---------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc.                                  4,400   197,736
                                                       ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
SBC Communications, Inc.                         7,000   165,830
                                                       ---------
ELECTRIC UTILITIES - 1.1%
Dominion Resources, Inc.                         1,200    89,316
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
Flextronics International Ltd.(c)                9,000   108,360
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 1.6%
GlobalSantaFe Corp.                              3,300   122,232
                                                       ---------
FOOD & STAPLES RETAILING - 2.4%
Wal-Mart Stores, Inc.                            3,750   187,913
                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 5.2%
Guidant Corp.                                    2,000   147,800
Kinetic Concepts, Inc.(c)                        1,875   111,844
Zimmer Holdings, Inc.(c)                         1,900   147,839
                                                       ---------
                                                         407,483
                                                       ---------

                                                   SHARES  VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 3.8%
Caremark Rx, Inc.(c)                                3,925 $  156,137
Medtronic, Inc.                                     2,775    141,386
                                                          ----------
                                                             297,523
                                                          ----------
HOTELS, RESTAURANTS & LEISURE - 5.1%
Carnival Corp.                                      4,000    207,240
Yum! Brands, Inc.                                   3,725    192,992
                                                          ----------
                                                             400,232
                                                          ----------
HOUSEHOLD DURABLES - 2.1%
Leggett & Platt, Inc.                               5,750    166,060
                                                          ----------
INDUSTRIAL CONGLOMERATES - 5.3%
3M Co.                                              1,700    145,673
General Electric Co.                                7,425    267,745
                                                          ----------
                                                             413,418
                                                          ----------
INSURANCE - 2.8%
AFLAC, Inc.                                         6,000    223,560
                                                          ----------
IT SERVICES - 3.5%
Accenture Ltd., Class A(c)                          8,675    209,501
First Data Corp.                                    1,750     68,793
                                                          ----------
                                                             278,294
                                                          ----------
MACHINERY - 4.9%
Danaher Corp.                                       2,500    133,525
Dover Corp.                                         4,025    152,105
Illinois Tool Works, Inc.                           1,100     98,483
                                                          ----------
                                                             384,113
                                                          ----------
MEDIA - 2.7%
Viacom, Inc., Class B                               6,150    214,205
                                                          ----------
MULTILINE RETAIL - 1.8%
Target Corp.                                        2,875    143,808
                                                          ----------
OIL & GAS - 7.1%
ConocoPhillips                                      1,400    150,976
Devon Energy Corp.                                  3,900    186,225
ExxonMobil Corp.                                    3,675    219,030
                                                          ----------
                                                             556,231
                                                          ----------
PERSONAL PRODUCTS - 2.2%
Avon Products, Inc.                                 4,000    171,760
                                                          ----------
PHARMACEUTICALS - 2.5%
Perrigo Co.                                        10,450    200,118
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
DSP Group, Inc.(c)                                  5,000    128,800
Intel Corp.                                         4,675    108,600
Maxim Integrated Products, Inc.                     2,600    106,262
                                                          ----------
                                                             343,662
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $6,715,989)                              7,570,772
                                                          ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                                                                                     VALUE (a)
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 96.4%
 (Identified Cost $6,715,989)(b)                                                                                     7,570,772
 Other assets less liabilities--3.6%                                                                                   284,521
                                                                                                                    ----------

TOTAL NET ASSETS - 100%                                                                                             $7,855,293
                                                                                                                    ----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the unrealized appreciation on investments based on cost of $6,715,989 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost   $  943,420
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value        (88,637)
                                                                                                                    ----------
   Net unrealized appreciation                                                                                      $  854,783
                                                                                                                    ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $4,164,003 of which $214,505 expires on September 30, 2009, $2,177,191 expires on September 30, 2010, $1,662,157 expires on September 30, 2011 and $110,150 expires on September 30, 2012. These amounts may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Oil & Gas                                7.1% Media                                  2.7%
Communications Equipment                 6.0  Pharmaceuticals                        2.5
Capital Markets                          5.3  Diversified Financials                 2.5
Industrial Conglomerates                 5.3  Food & Staples Retailing               2.4
Healthcare Equipment & Supplies          5.2  Biotechnology                          2.4
Hotels, Restaurants & Leisure            5.1  Automobiles                            2.2
Machinery                                4.9  Computers & Peripherals                2.2
Commercial Banks                         4.8  Personal Products                      2.2
Semiconductors & Semiconductor Equipment 4.4  Containers & Packaging                 2.2
Healthcare Providers & Services          3.8  Chemicals                              2.1
IT Services                              3.5  Household Durables                     2.1
Beverages                                2.9  Diversified Telecommunication Services 2.1
Insurance                                2.8  Other, less than 2% each               7.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES VALUE FUND


                                                SHARES  VALUE (a)
-----------------------------------------------------------------

COMMON STOCKS - 96.6% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.0%
Honeywell International, Inc.                   17,050 $  634,430
Northrop Grumman Corp.                          12,250    661,255
United Technologies Corp.                        4,575    465,095
                                                       ----------
                                                        1,760,780
                                                       ----------
BEVERAGES - 0.8%
Anheuser-Busch Cos., Inc.                        5,750    272,493
                                                       ----------
CAPITAL MARKETS - 3.6%
Lehman Brothers Holdings, Inc.                   7,600    715,616
Merrill Lynch & Co., Inc.                        9,750    551,850
                                                       ----------
                                                        1,267,466
                                                       ----------
CHEMICALS - 2.1%
Praxair, Inc.                                   15,525    743,026
                                                       ----------
COMMERCIAL BANKS - 8.0%
Bank of America Corp.                           10,325    455,332
Comerica, Inc.                                   4,025    221,697
SunTrust Banks, Inc.                             4,625    333,324
U.S. Bancorp                                    26,050    750,761
Wachovia Corp.                                  12,504    636,579
Wells Fargo & Co.                                7,200    430,560
                                                       ----------
                                                        2,828,253
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Waste Management, Inc.                          24,125    696,006
                                                       ----------
COMMUNICATIONS EQUIPMENT - 2.4%
Avaya, Inc.(c)                                  32,700    381,936
Motorola, Inc.                                  30,475    456,211
                                                       ----------
                                                          838,147
                                                       ----------
COMPUTERS & PERIPHERALS - 0.9%
Apple Computer, Inc.(c)                          7,300    304,191
                                                       ----------
CONSUMER FINANCE - 1.4%
American Express Co.                             9,550    490,583
                                                       ----------
DIVERSIFIED FINANCIALS - 6.1%
CIT Group, Inc.                                 10,575    401,850
Citigroup, Inc.                                 22,275  1,001,038
J.P. Morgan Chase & Co.                         21,700    750,820
                                                       ----------
                                                        2,153,708
                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.7%
BellSouth Corp.                                 17,775    467,305
CenturyTel, Inc.                                 8,325    273,393
Citizens Communications Co.                     24,625    318,647
SBC Communications, Inc.                        24,875    589,289
                                                       ----------
                                                        1,648,634
                                                       ----------
ELECTRIC UTILITIES - 4.0%
Exelon Corp.                                    17,200    789,308
PG&E Corp.                                      17,725    604,422
                                                       ----------
                                                        1,393,730
                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - 4.1%
GlobalSantaFe Corp.                          19,800 $  733,392
Halliburton Co.                              16,075    695,244
                                                    ----------
                                                     1,428,636
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.6%
Baxter International, Inc.                   16,650    565,767
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 3.4%
Quest Diagnostics, Inc.                       4,200    441,546
Universal Health Services, Inc., Class B     14,275    748,010
                                                    ----------
                                                     1,189,556
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 2.0%
McDonald's Corp.                             22,450    699,093
                                                    ----------
INDUSTRIAL CONGLOMERATES - 2.2%
Tyco International Ltd.                      22,875    773,175
                                                    ----------
INSURANCE - 3.4%
Allstate Corp.                               13,700    740,622
Prudential Financial, Inc.                    7,925    454,895
                                                    ----------
                                                     1,195,517
                                                    ----------
IT SERVICES - 3.0%
Accenture Ltd., Class A(c)                   19,125    461,869
First Data Corp.                              4,175    164,119
SunGard Data Systems, Inc.(c)                12,750    439,875
                                                    ----------
                                                     1,065,863
                                                    ----------
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Hasbro, Inc.                                 19,550    399,798
                                                    ----------
MEDIA - 6.8%
DIRECTV Group, Inc. (The)(c)                 35,775    515,875
McGraw-Hill Cos., Inc.                        4,600    401,350
News Corp., Class A                          37,250    630,270
Time Warner, Inc.(c)                         31,025    544,489
Tribune Co.                                   7,700    306,999
                                                    ----------
                                                     2,398,983
                                                    ----------
METALS & MINING - 1.6%
Peabody Energy Corp.                         12,000    556,320
                                                    ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.2%
Constellation Energy Group, Inc.              8,100    418,770
                                                    ----------
MULTILINE RETAIL - 3.6%
Federated Department Stores, Inc.             7,325    466,163
J.C. Penney Co., Inc. (Holding Co.)          15,750    817,740
                                                    ----------
                                                     1,283,903
                                                    ----------
OIL & GAS - 9.7%
BP Plc ADR                                   13,725    856,440
ChevronTexaco Corp.                           8,550    498,550
ConocoPhillips                                6,200    668,608
ExxonMobil Corp.                             23,150  1,379,740
                                                    ----------
                                                     3,403,338
                                                    ----------
PHARMACEUTICALS - 1.8%
Abbott Laboratories                           7,775    362,471

                                                                                           SHARES                VALUE (a)
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - CONTINUED
Pfizer, Inc.                                                                               11,075              $   290,940
                                                                                                               -----------
                                                                                                                   653,411
                                                                                                               -----------
PROPERTY & CASUALTY INSURANCE - 2.0%
Berkshire Hathaway, Inc., Class B(c)                                                          244                  696,864
                                                                                                               -----------
REAL ESTATE - 1.0%
Simon Property Group, Inc.                                                                  5,650                  342,277
                                                                                                               -----------
ROAD & RAIL - 1.5%
Burlington Northern Santa Fe Corp.                                                         10,000                  539,300
                                                                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
Freescale Semiconductor, Inc., Class B(c)                                                  22,198                  382,916
                                                                                                               -----------
TOBACCO - 2.1%
Altria Group, Inc.                                                                         11,400                  745,446
                                                                                                               -----------
THRIFTS & MORTGAGE - 2.4%
Fannie Mae                                                                                  4,750                  258,638
Sovereign Bancorp, Inc.                                                                    26,600                  589,456
                                                                                                               -----------
                                                                                                                   848,094
                                                                                                               -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,110,001)                                                                                  33,984,044
                                                                                                               -----------

                                                                                 PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.3%

COMMERCIAL PAPER - 3.3%
San Paolo United States Financial Co.,
 2.000%, 4/01/2005(d)                                                                 $ 1,168,000                1,168,000
                                                                                                               -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $1,168,000)                                                                                    1,168,000
                                                                                                               -----------

TOTAL INVESTMENTS - 99.9%
 (Identified Cost $28,278,001)(b)                                                                               35,152,044
 Other assets less liabilities--0.1%                                                                                47,905
                                                                                                               -----------

TOTAL NET ASSETS -  100%                                                                                       $35,199,949
                                                                                                               -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $28,278,001 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $ 7,337,0
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (463,00
                                                                                                               -----------
   Net unrealized appreciation                                                                                 $ 6,874,043
                                                                                                               -----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $2,114,368 which expires on September 30, 2011. This may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Oil & Gas                               9.7%
Commercial Banks                        8.0
Media                                   6.8
Diversified Financials                  6.1
Aerospace & Defense                     5.0
Diversified Telecommunication Services  4.7
Energy Equipment & Services             4.1
Electric Utilities                      4.0
Capital Markets                         3.6
Multiline Retail                        3.6
Insurance                               3.4
Healthcare Providers & Services         3.4
IT Services                             3.0
Thrifts & Mortgages                     2.4
Communications Equipment                2.4
Industrial Conglomerates                2.2
Tobacco                                 2.1
Chemicals                               2.1
Hotels, Restaurants & Leisure           2.0
Property & Casualty Insurance           2.0
Commercial Services & Supplies          2.0
Other, less than 2% each               14.0

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES WORLDWIDE FUND


                                                    PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - 34.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 33.6%

AUSTRALIA - 0.6%
Queensland Treasury Corp., 8.000%, 9/14/2007    AUD          100,000  $ 81,262
South Australia Government Finance Authority,
 Zero Coupon Bond, 12/21/2015                                120,000    48,681
                                                                     ---------
                                                                       129,943
                                                                     ---------
BELGIUM - 0.6%
Kingdom of Belgium, 3.750%, 3/28/2009           EUR           25,000    33,436
Kingdom of Belgium, 4.250%, 9/28/2013                         65,000    88,614
                                                                     ---------
                                                                       122,050
                                                                     ---------
BRAZIL - 1.1%
Republic of Brazil C Bond, 8.000%, 4/15/2014    USD           27,853    27,611
Republic of Brazil, 8.250%, 1/20/2034                        185,000   164,280
Republic of Brazil, 8.750%, 2/04/2025(f)                      50,000    46,750
                                                                     ---------
                                                                       238,641
                                                                     ---------
CANADA - 1.3%
Avenor, Inc., 10.850%, 11/30/2014               CAD           20,000    19,877
Canadian Government, 0.700%, 3/20/2006          JPY       10,000,000    93,801
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                        CAD           25,000    21,213
Province of British Columbia, 6.000%, 6/09/2008               35,000    31,024
Province of Ontario, 5.900%, 3/08/2006                        15,000    12,722
Rogers Wireless, Inc., 7.625%, 12/15/2011                     25,000    21,492
Shaw Communications, Inc., 7.500%, 11/20/2013                 70,000    62,637
                                                                     ---------
                                                                       262,766
                                                                     ---------
CAYMAN ISLAND - 0.4%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A     USD           15,000    15,239
Vale Overseas Ltd., 8.250%, 1/17/2034                         75,000    78,000
                                                                     ---------
                                                                        93,239
                                                                     ---------
CHILE - 0.3%
Empresa Nacional de Electricidad SA, Series B,
 8.500%, 4/01/2009                                            50,000    54,605
                                                                     ---------

COLOMBIA - 0.4%
Republic of Colombia, 8.125%, 5/21/2024(f)                    40,000    36,400
Republic of Columbia, 11.750%, 3/01/2010        COP      100,000,000    41,961
                                                                     ---------
                                                                        78,361
                                                                     ---------
DENMARK - 0.2%
Kingdom of Denmark, 5.000%, 8/15/2005           DKK          225,000    39,532
                                                                     ---------
FRANCE - 0.2%
Dexia Municipal Agency, 5.500%, 4/25/2006       EUR           25,000    33,482
                                                                     ---------
GERMANY - 2.3%
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007                           150,000   199,558
Hypothekenbank in Essen AG, 5.250%, 1/22/2008                115,000   158,966
Kreditanstalt Wiederauf, 5.250%, 1/04/2010                    80,000   113,698
Republic of Germany, 3.250%, 4/17/2009                        10,000    13,127
                                                                     ---------
                                                                       485,349
                                                                     ---------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                 PRINCIPAL AMOUNT VALUE (a)
---------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

IRELAND - 0.2%
Republic of Ireland, 4.600%, 4/18/2016       EUR           30,000  $ 42,094
                                                                  ---------
ITALY - 2.4%
Republic of Italy, 0.375%, 10/10/2006        JPY       33,000,000   309,283
Republic of Italy, 4.500%, 3/01/2007         EUR          135,000   181,517
                                                                  ---------
                                                                    490,800
                                                                  ---------
MEXICO - 0.9%
Government of Mexico, 6.750%, 6/06/2006      JPY        7,000,000    70,095
Innova S de RL, 9.375%, 9/19/2013            USD           25,000    27,687
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012 MXN        1,000,000    82,681
                                                                  ---------
                                                                    180,463
                                                                  ---------
NETHERLANDS - 0.8%
E. On International Finance, Series EMTN,
 5.750%, 5/29/2009                           EUR           10,000    14,231
GMAC International Finance BV,
 8.000%, 3/14/2007                           NZD           55,000    37,165
Kingdom of Netherlands, 5.000%, 7/15/2011    EUR           50,000    71,153
Olivetti Finance NV, 6.875%, 1/24/2013                     10,000    15,282
RWE Finance B.V., 6.125%, 10/26/2012                       25,000    37,576
                                                                  ---------
                                                                    175,407
                                                                  ---------
NORWAY - 0.3%
Kingdom of Norway, 6.750%, 1/15/2007         NOK          380,000    64,152
                                                                  ---------
PERU - 0.2%
Republic of Peru, 5.000%, 3/07/2017(e)       USD           49,500    45,664
                                                                  ---------
SINGAPORE - 0.5%
Government of Singapore, 4.625%, 7/01/2010   SGD          125,000    82,735
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                          EUR           10,000    14,680
                                                                  ---------
                                                                     97,415
                                                                  ---------
SOUTH AFRICA - 0.3%
Republic of South Africa, 5.250%, 5/16/2013                50,000    67,317
                                                                  ---------
SUPRANATIONAL - 0.9%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                             BRL          700,000   140,183
International Bank for Reconstruction &
 Development, 2.000%, 2/18/2008              JPY        4,000,000    39,218
                                                                  ---------
                                                                    179,401
                                                                  ---------
SWEDEN - 0.5%
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                           SEK          495,000    77,202
Stena AB, 7.500%, 11/01/2013                 USD           25,000    24,750
                                                                  ---------
                                                                    101,952
                                                                  ---------
UNITED KINGDOM - 1.5%
Barclays Financial LLC, 4.100%, 3/22/2010    THB        4,000,000   100,041
Barclays Financial LLC, 4.160%, 2/22/2010               4,000,000   100,429
NGG Finance Plc, 6.125%, 8/23/2011           EUR           10,000    14,733
United Kingdom Treasury, 5.000%, 3/07/2025   GBP           10,000    19,756
United Kingdom Treasury, 6.250%, 11/25/2010                25,000    50,932

                                                   PRINCIPAL AMOUNT VALUE (a)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED KINGDOM - CONTINUED
WPP Group Plc, 6.000%, 6/18/2008               EUR           10,000  $ 14,100
                                                                    ---------
                                                                      299,991
                                                                    ---------
UNITED STATES - 17.6%
AES Corp., 7.750%, 3/01/2014                   USD          100,000   103,250
Agco Corp., 6.875%, 4/15/2014                  EUR           20,000    27,228
AK Steel Corp., 7.750%, 6/15/2012              USD          100,000    96,250
American Standard, Inc., 8.250%, 6/01/2009     GBP           10,000    20,437
Amkor Technology, Inc., 10.500%, 5/01/2009     USD           50,000    44,750
Arrow Electronics, Inc., 6.875%, 7/01/2013                   75,000    80,467
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                       SGD          100,000    59,255
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                             USD           83,251    82,652
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                 42,865    35,243
Bausch & Lomb, Inc., 7.125%, 8/01/2028                       95,000   101,876
Borden, Inc., 7.875%, 2/15/2023                             150,000   136,500
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                         200,000   153,500
Chesapeake Energy Corp., 6.875%, 1/15/2016                  110,000   111,100
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                          50,000    47,736
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                          50,000    51,850
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                           41,441    39,331
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/2012                                           75,000    74,425
Corning Glass, 8.875%, 3/15/2016,                            25,000    29,390
Cummins Engine Co., Inc., 7.125%, 3/01/2028                 160,000   161,600
Dillard's, Inc., 6.625%, 1/15/2018                           50,000    49,500
Dillard's, Inc., 7.000%, 12/01/2028                          50,000    48,500
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011                                          22,000    23,336
Federal Home Loan Mortgage Corp.,
 5.125%, 1/15/2012                             EUR          200,000   285,123
Federal National Mortgage Association,
 2.290%, 2/19/2009                             SGD          100,000    59,526
Federal National Mortgage Association,
 2.375%, 2/15/2007                             USD           50,000    48,575
General Electric Capital Corp.,
 0.100%, 12/20/2005                            JPY        2,000,000    18,654
General Motors Acceptance Corp.,
 3.610%, 7/16/2007                             USD           75,000    70,659
Georgia-Pacific Group, 7.375%, 12/01/2025                    50,000    52,250
Georgia-Pacific Group, 7.750%, 11/15/2029                    35,000    38,150
IMC Global, Inc., 7.375%, 8/01/2018,                        100,000   103,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023(f)                 25,000    24,750
Lear Corp., 8.125%, 4/01/2008                  EUR           50,000    71,310
Lucent Technologies, Inc., 6.450%, 3/15/2029   USD          155,000   133,687
Morgan Stanley, 5.375%, 11/14/2013             GBP           20,000    37,962
Motorola, Inc., 8.000%, 11/01/2011             USD           75,000    86,804
News America Holdings, Inc., 8.625%, 2/07/2014 AUD           50,000    38,351

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                    PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                              USD          115,000 $  124,315
U.S. Treasury Notes, 2.500%, 5/31/2006                        35,000     34,582
U.S. Treasury Notes, 2.625%, 5/15/2008                        50,000     48,031
U.S. Treasury Notes, 2.750%, 6/30/2006                        40,000     39,597
U.S. Treasury Notes, 3.000%, 2/15/2008                        50,000     48,732
U.S. Treasury Notes, 3.250%, 8/15/2008                       200,000    195,188
US West Capital Funding, Inc.,
 6.875%, 7/15/2028(f)                                        200,000    155,000
US West Corp., 6.875%, 9/15/2033(f)                           30,000     25,875
Williams Cos., Inc., 7.500%, 1/15/2031                       100,000    105,000
Woolworth Corp., 8.500%, 1/15/2022                           150,000    162,750
Xerox Capital Trust I, 8.000%, 2/01/2027                      50,000     50,000
Xerox Corp., 7.200%, 4/01/2016                                20,000     20,600
                                                                     ----------
                                                                      3,656,647
                                                                     ----------
VENEZUELA - 0.1%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020 144A                                      30,000     27,900
                                                                     ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $6,330,168)                                         6,967,171
                                                                     ----------

CONVERTIBLE BONDS - 0.5%

UNITED STATES - 0.5%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)                                         95,000         10
Corning, Inc., 3.500%, 11/01/2008                             33,000     37,661
Loews Corp., 3.125%, 9/15/2007                                70,000     70,525
                                                                     ----------
                                                                        108,196
                                                                     ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $184,417)                                             108,196
                                                                     ----------

TOTAL BONDS AND NOTES
 (Identified Cost $6,514,585)                                         7,075,367
                                                                     ----------

                                                              SHARES
-------------------------------------------------------------------------------

COMMON STOCKS - 62.5% OF TOTAL NET ASSETS

AUSTRALIA - 1.0%
Aristocrat Leisure Ltd.                                       27,050    212,808
                                                                     ----------
AUSTRIA - 1.2%
Erste Bank der oesterreichischen Sparkassen AG                 2,225    116,469
Wienerberger AG                                                3,125    142,376
                                                                     ----------
                                                                        258,845
                                                                     ----------
BELGIUM - 0.8%
Umicore                                                        1,675    170,022
                                                                     ----------
BERMUDA - 1.6%
Accenture Ltd., Class A(c)                                     5,450    131,618

                                            SHARES VALUE (a)
------------------------------------------------------------

COMMON STOCKS - CONTINUED

BERMUDA - CONTINUED
Marvell Technology Group Ltd.(c)             5,313  $203,700
                                                   ---------
                                                     335,318
                                                   ---------
CANADA - 0.5%
PetroKazakhstan, Inc., Class A               2,680   107,998
                                                   ---------
DENMARK - 0.5%
William Demant Holding A/S(c)                2,000    99,852
                                                   ---------
FINLAND - 1.1%
Nokia Oyj, ADR                              14,275   220,263
                                                   ---------
FRANCE - 2.1%
Sanofi-Aventis, ADR                          7,025   297,438
Total Fina SA, Class B                         575   134,759
                                                   ---------
                                                     432,197
                                                   ---------
GERMANY - 0.6%
Siemens AG                                   1,525   120,664
                                                   ---------
GREECE - 0.7%
Piraeus Bank S.A.                            8,050   145,519
                                                   ---------
HONG KONG - 0.4%
Esprit Holdings Ltd.                        10,775    73,501
                                                   ---------
INDIA - 0.6%
Wipro Ltd., ADR(f)                           5,675   115,827
                                                   ---------
IRELAND - 0.6%
Anglo Irish Bank Corp. Plc                   4,646   116,249
                                                   ---------
ITALY - 0.6%
Eni Spa                                      4,925   128,084
                                                   ---------
JAPAN - 3.6%
Honda Motor Co. Ltd.(f)                      5,075   254,088
SFCG Co. Ltd.                                  495   120,433
SONY Corp., ADR                              4,775   191,095
Sumitomo Realty & Development Co. Ltd.(f)    7,550    90,783
UFJ Holdings, Inc.                              18    94,702
                                                   ---------
                                                     751,101
                                                   ---------
MEXICO - 0.8%
America Movil S.A. de C.V., Series L        63,875   164,698
                                                   ---------
NETHERLANDS - 0.9%
Randstad Holding N.V.                        4,450   198,092
                                                   ---------
SCOTLAND - 0.7%
Royal Bank of Scotland Group Plc             4,650   148,077
                                                   ---------
SINGAPORE - 0.5%
Singapore Press Holdings Ltd.               39,325   108,623
                                                   ---------
SWEDEN - 0.2%
SKF AB                                       1,050    49,062
                                                   ---------
SWITZERLAND - 1.9%
Alcon, Inc.,                                 1,750   156,258
Roche Holding AG                               950   101,783

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES VALUE (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

SWITZERLAND - CONTINUED
Synthes, Inc.                                       1,275  $141,720
                                                          ---------
                                                            399,761
                                                          ---------
THAILAND - 0.7%
PTT Public Company Ltd.                            29,000   143,275
                                                          ---------
UNITED KINGDOM - 2.1%
Standard Chartered Plc                             15,775   283,447
Vodafone Group Plc                                 54,250   144,100
                                                          ---------
                                                            427,547
                                                          ---------
UNITED STATES - 38.8%
AES Corp. (The),(c)                                15,675   256,756
Aetna, Inc.,                                        2,500   187,375
American Express Co.,                               4,375   224,744
Apple Computer, Inc.(c)                             6,825   284,398
Burlington Northern Santa Fe Corp.                  5,150   277,739
CenturyTel, Inc.                                    4,250   139,570
Chicago Mercantile Exchange                           350    67,911
Chico's FAS, Inc.(c)                                5,750   162,495
Citigroup, Inc.                                     2,600   116,844
Coach, Inc.(c)                                      4,825   273,240
ConocoPhillips                                      1,425   153,672
Corning, Inc.(c)                                    1,757    19,555
Danaher Corp.                                       1,900   101,479
Dell, Inc.(c)                                       6,650   255,493
ExxonMobil Corp.                                    2,850   169,860
General Electric Co.                                6,850   247,011
GlobalSantaFe Corp.                                 4,800   177,792
Goldman Sachs Group, Inc.                           1,125   123,739
Google, Inc., Class A(c)                            1,525   275,278
Intel Corp.                                         8,025   186,421
Johnson & Johnson                                   5,150   345,874
Legg Mason, Inc.                                    3,525   275,443
McDonald's Corp.                                    5,750   179,055
NIKE, Inc., Class B                                 1,925   160,372
Northrop Grumman Corp.                              2,450   132,251
Oracle Corp.(c)                                    15,775   196,872
Peabody Energy Corp.                                4,000   185,440
Praxair, Inc.                                       1,900    90,934
Prudential Financial, Inc.                          4,650   266,910
QUALCOMM, Inc.                                      7,250   265,712
Shanda Interactive Entertainment Ltd., ADR(c)(f)    3,075    92,865
St. Jude Medical, Inc.(c)                           3,975   143,100
Stryker Corp.                                       3,475   155,020
SunGard Data Systems, Inc.(c)                       5,000   172,500
Symantec Corp.(c)                                   9,575   204,235
Texas Instruments, Inc.                            10,075   256,812
Toll Brothers, Inc.(c)                              2,875   226,694
UnitedHealth Group, Inc.                            1,625   154,992
VeriSign, Inc.(c)                                   5,650   162,155
WellPoint, Inc.(c)                                  1,475   184,891
Wells Fargo & Co.                                   2,125   127,075
Whole Foods Market, Inc.                            1,575   160,855
XTO Energy, Inc.                                    3,233   106,183

                                                                                             SHARES              VALUE (a)
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED
Zimmer Holdings, Inc.(c)                                                                      1,425            $   110,879
                                                                                                               -----------
                                                                                                                 8,058,491
                                                                                                               -----------

TOTAL COMMON STOCKS
 (Identified Cost $11,331,922)                                                                                  12,985,874
                                                                                                               -----------

WARRANTS - 0.0% OF TOTAL NET ASSETS

CANADA - 0.0%
Anooraq Resources Corp., expiring 06/01/05(c)                                                11,900                      0
                                                                                                               -----------

TOTAL WARRANTS
 (Identified Cost $0)                                                                                                    0
                                                                                                               -----------

                                                                                   PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 5.2%
Repurchase Agreement with State Street Corp., dated
3/31/2005 at 1.250% to be repurchased at $579,020 on
4/01/05 collateralized by $515,000 U.S. Treasury Bond,
6.000% due 2/15/26 with a value of $592,546                                               $ 579,000                579,000
                                                                                                               -----------

                                                                                             SHARES
--------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                                                                509,197                509,197
                                                                                                               -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,088,197)                                                                                    1,088,197
                                                                                                               -----------

TOTAL INVESTMENTS - 101.8%
 (Identified Cost $18,934,704)(b)                                                                               21,149,438
 Other assets less liabilities--(1.8)%                                                                           (379,871)
                                                                                                               -----------

TOTAL NET ASSETS - 100%                                                                                        $20,769,567
                                                                                                               -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $18,952,822 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $ 2,611,4
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (414,83
                                                                                                               -----------
   Net unrealized appreciation                                                                                 $ 2,196,616
                                                                                                               -----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $2,049,444 of which $1,008,781 expires on September 30, 2010 and $1,040,663 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Variable rate security. Rate as of March 31, 2005 is disclosed.
(f)All or a portion of this security was on loan to brokers at March 31, 2005.
(g)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $123,607 or 0.60% of total net assets.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

ADRAn American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; COP: Columbian Peso; DKK: Danish Krone; EUR: Euro; GBP:
   Great British Pound; JPY: Japanese Yen; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar; SEK: Swedish Krona;
   THB: Thai Baht; USD: United States Dollar.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Sovereigns                                7.5%
Oil & Gas                                 4.5
Healthcare Equipment & Supplies           3.6
Semiconductors & Semiconductor Equipment  3.1
Capital Markets                           2.6
Computers & Peripherals                   2.6
Healthcare Providers & Services           2.5
Textiles Apparel & Luxury Goods           2.4
Communications Equipment                  2.4
Software                                  2.4
Specialty Retail                          2.1
Internet Software & Services              2.1
IT Services                               2.0
Wireless Telecommunication Services       2.0
Other, less than 2% each                 54.8

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2005 (UNAUDITED)

                                                                                  AGGRESSIVE         SMALL CAP
                                                                                  GROWTH FUND       GROWTH FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments at cost                                                           $     54,831,111  $     23,096,336
 Net unrealized appreciation                                                          6,028,499         1,336,325
                                                                               ----------------  ----------------
 Investments at value (including securities on loan of $6,007,604, $4,928,110,
   $166,742,976, $0, $0, and $494,033)                                               60,859,610        24,432,661
 Cash                                                                                       571                --
 Foreign cash at value (identified cost of $23,796)                                          --                --
 Securities lending income receivable                                                       223               266
 Receivable for Fund shares sold                                                         80,362             1,573
 Receivable for securities sold                                                              --                --
 Dividends and interest receivable                                                       13,139               818
 Tax reclaims receivable                                                                     --                --
 Receivable from investment adviser                                                      10,260            19,212
 Other                                                                                       --                --
                                                                               ----------------  ----------------
    TOTAL ASSETS                                                                     60,964,165        24,454,530
                                                                               ----------------  ----------------

LIABILITIES
 Payable due to custodian bank                                                               --             1,243
 Payable for securities purchased                                                     1,080,651                --
 Collateral on securities loaned, at value                                            6,144,079         5,054,684
 Payable for Fund shares redeemed                                                     3,320,898             5,256
 Foreign taxes                                                                               --                --
 Management fees payable                                                                 34,825            12,582
 Trustees' fees payable                                                                     965             1,032
 Deferred Trustees' fees                                                                 10,051             9,409
 Accounting and administrative fees payable                                               8,081             7,098
 Service and distribution fees payable                                                      182                29
 Transfer agent fees payable                                                              7,876             6,365
 Other accounts payable and accrued expenses                                             14,106            20,798
                                                                               ----------------  ----------------
    TOTAL LIABILITIES                                                                10,621,714         5,118,496
                                                                               ----------------  ----------------
NET ASSETS                                                                     $     50,342,451  $     19,336,034
                                                                               ----------------  ----------------
Net Assets consist of:
 Paid in capital                                                               $    149,225,129  $    223,260,830
 Undistributed (overdistributed) net investment income (loss)                          (794,054)         (134,741)
 Accumulated net realized gain (loss) on investments                               (104,117,123)     (205,126,380)
 Net unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                              6,028,499         1,336,325
                                                                               ----------------  ----------------
NET ASSETS                                                                     $     50,342,451  $     19,336,034
                                                                               ----------------  ----------------

NET ASSET VALUE AND OFFERING PRICE
  INSTITUTIONAL CLASS
 Net assets                                                                    $     23,879,509  $     15,043,991
                                                                               ----------------  ----------------
 Shares of beneficial interest                                                        1,417,751         1,531,454
                                                                               ----------------  ----------------
 Net asset value, offering and redemption price per share                      $          16.84  $           9.82
                                                                               ----------------  ----------------
  RETAIL CLASS
 Net assets                                                                    $     26,462,942  $      4,292,043
                                                                               ----------------  ----------------
 Shares of beneficial interest                                                        1,600,312           446,198
                                                                               ----------------  ----------------
 Net asset value, offering and redemption price per share                      $          16.54  $           9.62
                                                                               ----------------  ----------------
  ADMIN CLASS
 Net assets                                                                                  --                --
                                                                               ----------------  ----------------
 Shares of beneficial interest                                                               --                --
                                                                               ----------------  ----------------
 Net asset value, offering and redemption price per share                                    --                --
                                                                               ----------------  ----------------

                See accompanying notes to financial statements.

        SMALL CAP         TAX-MANAGED
        VALUE FUND        EQUITY FUND       VALUE FUND      WORLDWIDE FUND
     -----------------------------------------------------------------------
     $    674,031,739  $      6,715,989  $     28,278,001  $     18,933,560
          121,795,739           854,783         6,874,043         2,216,878
     -----------------------------------------------------------------------
          795,827,478         7,570,772        35,152,044        21,150,438
                1,448           129,627               129               188
                   --                --                --            23,300
                6,917                --                --               227
            1,055,344           210,000                --                --
           11,985,148            65,305            49,061                --
              634,577             3,896            41,705           131,807
                   --                --                --             1,607
                4,105            13,615             5,422            12,881
                   --                --                --             1,050
     -----------------------------------------------------------------------
          809,515,017         7,993,215        35,248,361        21,321,498
     -----------------------------------------------------------------------

                   --                --                --                --
            2,229,609           111,047                --                --
          170,787,636                --                --           510,197
              820,519                --                --                --
                2,158                --                --             2,449
              420,490             3,196            15,034            13,221
                  743               926               977               927
               29,938             8,181             9,404             8,657
               81,104             1,173             5,805             2,239
                2,284                --                --                --
               11,014             2,158             2,634             2,674
               51,174            11,241            14,558            11,567
     -----------------------------------------------------------------------
          174,436,669           137,922            48,412           551,931
     -----------------------------------------------------------------------
     $    635,078,348  $      7,855,293  $     35,199,949  $     20,769,567
     -----------------------------------------------------------------------
     $    477,529,291  $     11,160,781  $     28,876,897  $     19,415,619
            1,176,479            12,426           206,760           178,279
           34,576,839        (4,172,697)         (757,751)       (1,040,641)
          121,795,739           854,783         6,874,043         2,216,310
     -----------------------------------------------------------------------
     $    635,078,348  $      7,855,293  $     35,199,949  $     20,769,567
     -----------------------------------------------------------------------

     $    365,127,619  $      7,855,293  $     35,199,949  $     20,769,567
     -----------------------------------------------------------------------
           14,373,254           879,567         2,039,994         1,913,651
     -----------------------------------------------------------------------
     $          25.40  $           8.93  $          17.25  $          10.85
     -----------------------------------------------------------------------
     $    209,369,315                --                --                --
     -----------------------------------------------------------------------
            8,291,159                --                --                --
     -----------------------------------------------------------------------
     $          25.25                --                --                --
     -----------------------------------------------------------------------
     $     60,581,414                --                --                --
     -----------------------------------------------------------------------
            2,422,237                --                --                --
     -----------------------------------------------------------------------
     $          25.01                --                --                --
     -----------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                                    AGGRESSIVE       SMALL CAP
                                                                                    GROWTH FUND     GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                         $      126,997  $       10,378
Interest                                                                                   5,629           1,307
Securities lending income                                                                    223             266
Less net foreign taxes withheld                                                               --             (41)
                                                                                  --------------  --------------
                                                                                         132,849          11,910
                                                                                  --------------  --------------

EXPENSES
Management fees                                                                          200,814          97,007
Distribution fees--Retail Class                                                           33,314          12,429
Service and distribution fees--Admin Class                                                    --              --
Trustees' fees and expenses                                                                7,362           6,809
Accounting and administrative fees                                                        17,435           8,422
Custodian                                                                                 24,647          25,375
Transfer agent fees--Institutional Class, Retail Class, Admin Class                       23,985          22,167
Audit and tax services                                                                    11,572          13,717
Registration                                                                              11,991          17,020
Shareholder reporting                                                                     11,560           9,272
Legal                                                                                      1,710           1,177
Miscellaneous                                                                              3,396           2,865
                                                                                  --------------  --------------
Total expenses                                                                           347,786         216,260
Less reimbursement/waiver                                                                (46,595)        (74,598)
                                                                                  --------------  --------------
Net expenses                                                                             301,191         141,662
                                                                                  --------------  --------------
Net investment income (loss)                                                            (168,342)       (129,752)
                                                                                  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net                                                                       4,353,126       4,437,816
Foreign currency transactions--net                                                            --              --
                                                                                  --------------  --------------
Total net realized gain (loss) on investments and foreign currency transactions        4,353,126       4,437,816
                                                                                  --------------  --------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                         660,396      (1,396,647)
Foreign currency translations--net                                                            --              --
                                                                                  --------------  --------------
Total net change in unrealized appreciation (depreciation) on investments
  and foreign currency translations                                                      660,396      (1,396,647)
                                                                                  --------------  --------------
Total net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         5,013,522       3,041,169
                                                                                  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $    4,845,180  $    2,911,417
                                                                                  --------------  --------------

                See accompanying notes to financial statements.

          SMALL CAP       TAX-MANAGED
          VALUE FUND      EQUITY FUND     VALUE FUND    WORLDWIDE FUND
        ---------------------------------------------------------------
        $    4,395,036  $       37,966  $      354,580  $       71,899
               274,167             177           4,556         221,503
                 6,917              --              --             227
                (5,816)             --          (1,486)         (4,991)
        ---------------------------------------------------------------
             4,670,304          38,143         357,650         288,638
        ---------------------------------------------------------------

             2,359,370          16,625          85,805          72,073
               244,779              --              --              --
               165,755              --              --              --
                20,379           6,223           6,930           6,531
               204,841           2,165          11,174           6,257
                57,302          15,564          17,573          43,030
                81,455           9,653          11,469           9,952
                17,486           9,005          10,419           9,948
                27,697          11,235           8,361           8,302
                46,966           2,737           5,844           3,271
                18,329             154           1,164             542
                21,564           1,631           2,655           2,043
        ---------------------------------------------------------------
             3,265,923          74,992         161,394         161,949
               (25,117)        (53,380)        (15,526)        (65,852)
        ---------------------------------------------------------------
             3,240,806          21,612         145,868          96,097
        ---------------------------------------------------------------
             1,429,498          16,531         211,782         192,541
        ---------------------------------------------------------------


            38,783,236          43,304       1,445,280       1,022,783
                    --              --              --           7,263
        ---------------------------------------------------------------
            38,783,236          43,304       1,445,280       1,030,046
        ---------------------------------------------------------------

            13,795,319         264,566       1,481,955         319,332
                    --              --              --          (1,773)
        ---------------------------------------------------------------

            13,795,319         264,566       1,481,955         317,559
        ---------------------------------------------------------------

            52,578,555         307,870       2,927,235       1,347,605
        ---------------------------------------------------------------

        $   54,008,053  $      324,401  $    3,139,017  $    1,540,146
        ---------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $  (168,342)      $   (536,251)
    Net realized gain (loss) on investments and foreign currency transactions              4,353,126         11,771,511
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                   660,396         (4,394,736)
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                            4,845,180          6,840,524
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 NET INVESTMENT INCOME:
    Institutional Class                                                                     (280,790)                --
    Retail Class                                                                            (217,988)                --
                                                                                       ---------------- ------------------
     Total distributions                                                                    (498,778)                --
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                (4,577,136)       (12,946,996)
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                                (230,734)        (6,106,472)
NET ASSETS
    Beginning of period                                                                   50,573,185         56,679,657
                                                                                       ---------------- ------------------
    End of period                                                                        $50,342,451       $ 50,573,185
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $  (794,054)      $   (126,934)
                                                                                       ---------------- ------------------

SMALL CAP GROWTH FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $   (129,752)     $   (474,524)
    Net realized gain (loss) on investments and foreign currency transactions               4,437,816        12,648,409
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                 (1,396,647)       (8,644,086)
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                             2,911,417         3,529,799
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                (14,031,988)      (25,938,308)
                                                                                       ---------------- ------------------
  REDEMPTION FEES
    Institutional Class                                                                           777                63
    Retail Class                                                                                  272                41
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                              (11,119,522)      (22,408,405)
NET ASSETS
    Beginning of period                                                                    30,455,556        52,863,961
                                                                                       ---------------- ------------------
    End of period                                                                        $ 19,336,034      $ 30,455,556
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $   (134,741)     $     (4,989)
                                                                                       ---------------- ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $  1,429,498      $    223,709
   Net realized gain (loss) on investments and foreign currency transactions               38,783,236        65,900,639
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                 13,795,319        46,216,250
                                                                                       ---------------- ------------------
   Increase (decrease) in net assets resulting from operations                             54,008,053       112,340,598
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                      (329,960)         (755,336)
    Retail Class                                                                                   --           (73,295)
    Admin Class                                                                                    --                --
  CAPITAL GAINS:
    Institutional Class                                                                   (36,097,787)       (7,446,392)
    Retail Class                                                                          (18,456,167)       (3,811,026)
    Admin Class                                                                            (6,757,571)       (1,088,512)
                                                                                       ---------------- ------------------
     Total distributions                                                                  (61,641,485)      (13,174,561)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                 60,263,611        15,767,810
                                                                                       ---------------- ------------------
  REDEMPTION FEES
    Institutional Class                                                                           926             2,915
    Retail Class                                                                                  488             1,477
    Admin Class                                                                                   167               486
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               52,631,760       114,938,725
NET ASSETS
    Beginning of period                                                                   582,446,588       467,507,863
                                                                                       ---------------- ------------------
    End of period                                                                        $635,078,348      $582,446,588
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $  1,176,479      $     76,941
                                                                                       ---------------- ------------------

TAX-MANAGED EQUITY FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   16,531        $   21,562
    Net realized gain (loss) on investments and foreign currency transactions                 43,304           (11,257)
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                   264,566           375,137
                                                                                       ---------------- ------------------
   Increase (decrease) in net assets resulting from operations                               324,401           385,442
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                      (23,811)          (62,322)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                 2,352,664         2,388,811
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               2,653,254         2,711,931
NET ASSETS
    Beginning of period                                                                    5,202,039         2,490,108
                                                                                       ---------------- ------------------
    End of period                                                                         $7,855,293        $5,202,039
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   12,426        $   19,706
                                                                                       ---------------- ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

VALUE FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $   211,782       $    529,906
    Net realized gain (loss) on investments and foreign currency transactions              1,445,280          3,827,567
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                 1,481,955          2,637,813
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                            3,139,017          6,995,286
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                     (524,122)          (456,216)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                  (978,004)       (10,935,484)
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               1,636,891         (4,396,414)
NET ASSETS
    Beginning of period                                                                   33,563,058         37,959,472
                                                                                       ---------------- ------------------
    End of period                                                                        $35,199,949       $ 33,563,058
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $   206,760       $    519,100
                                                                                       ---------------- ------------------

WORLDWIDE FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $   192,541       $   384,618
    Net realized gain (loss) on investments and foreign currency transactions              1,030,046           501,611
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                   317,559           772,068
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                            1,540,146         1,658,297
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                     (480,214)         (448,271)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                 2,435,190         5,565,347
                                                                                       ---------------- ------------------
  REDEMPTION FEES
    Institutional Class                                                                           18                --
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               3,495,140         6,775,373
NET ASSETS
    Beginning of period                                                                   17,274,427        10,499,054
                                                                                       ---------------- ------------------
    End of period                                                                        $20,769,567       $17,274,427
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $   178,279       $   465,952
                                                                                       ---------------- ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                              -----------------------------------------  ----------------------------
                    Net asset
                     value,                   Net realized                 Dividends    Distributions
                    beginning      Net       and unrealized Total from        from        from net
                     of the    investment    gain (loss) on investment   net investment   realized
                     period   income (loss)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $15.50      $(0.04)(c)     $  1.56      $  1.52         $(0.18)       $   --
9/30/2004             13.69       (0.13)(c)        1.94         1.81             --            --
9/30/2003             10.70       (0.10)(c)        3.09         2.99             --            --
9/30/2002             13.56       (0.13)(c)       (2.73)       (2.86)            --            --
9/30/2001             47.71       (0.20)(c)      (33.43)      (33.63)            --         (0.52)
9/30/2000             20.08       (0.26)(c)       29.11        28.85             --         (1.22)

RETAIL CLASS
3/31/2005(e)         $15.20      $(0.06)(c)     $  1.53      $  1.47         $(0.13)       $   --
9/30/2004             13.46       (0.16)(c)        1.90         1.74             --            --
9/30/2003             10.55       (0.13)(c)        3.04         2.91             --            --
9/30/2002             13.41       (0.16)(c)       (2.70)       (2.86)            --            --
9/30/2001             47.33       (0.25)(c)      (33.15)      (33.40)            --         (0.52)
9/30/2000             19.99       (0.38)(c)       28.94        28.56             --         (1.22)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year. (e) For the six months ended March 31, 2005 (Unaudited)

                See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS
--------------                                              --------------------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                          Net         Portfolio
    Total     Redemption end of the   Total     the period        Net           Gross         investment      turnover
distributions    fee       period   return/(a)/    (000)    expenses/(b)(d)/ expenses/(d)/ income (loss)/(d)/   rate
-----------------------------------------------------------------------------------------------------------------------

   $(0.18)       $--       $16.84       9.8%     $ 23,880        1.00%           1.17%           (0.50)%         159%
       --         --        15.50      13.2        25,191        1.00            1.17            (0.84)          284
       --         --        13.69      27.9        23,866        1.00            1.23            (0.88)          248
       --         --        10.70     (21.1)       13,421        1.00            1.31            (0.91)          220
    (0.52)        --        13.56     (71.1)       16,347        1.00            1.13            (0.75)          258
    (1.22)        --        47.71     147.8        62,364        1.00            1.11            (0.66)          191

   $(0.13)       $--       $16.54       9.7      $ 26,463        1.25            1.43            (0.75)          159
       --         --        15.20      12.9        25,382        1.25            1.42            (1.10)          284
       --         --        13.46      27.6        32,813        1.25            1.47            (1.13)          248
       --         --        10.55     (21.3)       26,885        1.25            1.45            (1.16)          220
    (0.52)        --        13.41     (71.2)       41,456        1.25            1.37            (1.01)          258
    (1.22)        --        47.33     147.0       110,824        1.25            1.35            (0.89)          191

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS
                              ------------------------------------------  ----------------------------
                    Net asset
                     value,                    Net realized                 Dividends    Distributions
                    beginning      Net        and unrealized Total from        from        from net
                     of the    investment     gain (loss) on investment   net investment   realized
                     period   income (loss)    investments   operations       income     capital gains
------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $ 8.96      $(0.04)(c)      $  0.90      $  0.86         $   --        $   --
9/30/2004              8.59       (0.09)(c)         0.46         0.37             --            --
9/30/2003              6.35       (0.06)(c)         2.30         2.24             --            --
9/30/2002              8.83       (0.08)(c)        (2.40)       (2.48)            --            --
9/30/2001             26.98       (0.12)(c)       (17.06)      (17.18)            --         (0.97)
9/30/2000             16.74       (0.16)(c)        10.40        10.24             --            --

RETAIL CLASS
3/31/2005(e)         $ 8.78      $(0.05)(c)      $  0.89      $  0.84         $   --        $   --
9/30/2004              8.45       (0.11)(c)         0.44         0.33             --            --
9/30/2003              6.26       (0.08)(c)         2.27         2.19             --            --
9/30/2002              8.72       (0.10)(c)        (2.36)       (2.46)            --            --
9/30/2001             26.74       (0.15)(c)       (16.90)      (17.05)            --         (0.97)
9/30/2000             16.65       (0.24)(c)        10.33        10.09             --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $25.75      $ 0.07(c)       $  2.25      $  2.32         $(0.02)       $(2.65)
9/30/2004             21.34        0.04(c)          4.97         5.01          (0.05)        (0.55)
9/30/2003             17.28        0.05(c)          4.01         4.06             --            --
9/30/2002             19.89        0.10(c)         (0.36)       (0.26)         (0.11)        (2.24)
9/30/2001             20.42        0.16(c)          0.60         0.76          (0.20)        (1.09)
9/30/2000             17.33        0.14(c)          3.36         3.50          (0.14)        (0.27)

RETAIL CLASS
3/31/2005(e)         $25.62      $ 0.04(c)       $  2.24      $  2.28         $   --        $(2.65)
9/30/2004             21.25       (0.02)(c)         4.95         4.93          (0.01)        (0.55)
9/30/2003             17.25        0.00(c)(f)       4.00         4.00             --            --
9/30/2002             19.85        0.05(c)         (0.35)       (0.30)         (0.06)        (2.24)
9/30/2001             20.38        0.11(c)          0.60         0.71          (0.15)        (1.09)
9/30/2000             17.28        0.10(c)          3.36         3.46          (0.09)        (0.27)

ADMIN CLASS
3/31/2005(e)         $25.43      $ 0.01(c)       $  2.22      $  2.23         $   --        $(2.65)
9/30/2004             21.13       (0.08)(c)         4.93         4.85             --         (0.55)
9/30/2003             17.20       (0.05)(c)         3.98         3.93             --            --
9/30/2002             19.80        0.00(c)(f)      (0.35)       (0.35)         (0.01)        (2.24)
9/30/2001             20.34        0.05(c)          0.60         0.65          (0.10)        (1.09)
9/30/2000             17.24        0.04(c)          3.37         3.41          (0.04)        (0.27)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year. (e) For the six months ended March 31, 2005 (Unaudited). (f) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS
--------------                                              --------------------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                          Net         Portfolio
    Total     Redemption end of the   Total     the period        Net           Gross         investment      turnover
distributions    fee       period   return/(a)/    (000)    expenses/(b)(d)/ expenses/(d)/ income (loss)/(d)/   rate
-----------------------------------------------------------------------------------------------------------------------

   $   --       $0.00(f)   $ 9.82       9.6%     $ 15,044        1.00%           1.58%           (0.90)%         186%
       --        0.00(f)     8.96       4.3        15,867        1.00            1.31            (0.95)          217
       --          --        8.59      35.3        22,519        1.00            1.19            (0.91)          190
       --          --        6.35     (28.1)       42,415        1.00            1.07            (0.90)          162
    (0.97)         --        8.83     (65.2)      124,479        0.99            0.99            (0.74)          140
       --          --       26.98      61.2       262,147        0.92            0.92            (0.62)          170

   $   --       $0.00(f)   $ 9.62       9.6      $  4,292        1.25            1.83            (1.17)          186
       --        0.00(f)     8.78       3.9        14,589        1.25            1.52            (1.19)          217
       --          --        8.45      35.0        30,345        1.25            1.43            (1.17)          190
       --          --        6.26     (28.2)       32,135        1.25            1.33            (1.15)          162
    (0.97)         --        8.72     (65.3)       50,197        1.25            1.26            (1.01)          140
       --          --       26.74      60.6        69,416        1.23            1.23            (0.92)          170


   $(2.67)      $0.00(f)   $25.40       9.3      $365,128        0.90            0.91             0.58            38
    (0.60)       0.00(f)    25.75      23.8       346,356        0.90            0.93             0.16            70
       --          --       21.34      23.5       289,945        0.90            0.94             0.26            74
    (2.35)         --       17.28      (2.6)      234,370        0.94            0.96             0.48            86
    (1.29)         --       19.89       3.9       215,439        0.98            0.98             0.76            98
    (0.41)         --       20.42      20.7       214,919        0.93            0.93             0.76           102

   $(2.65)      $0.00(f)   $25.25       9.1      $209,369        1.15            1.16             0.34            38
    (0.56)       0.00(f)    25.62      23.5       173,411        1.15            1.18            (0.08)           70
       --          --       21.25      23.2       140,152        1.15            1.20            (0.01)           74
    (2.30)         --       17.25      (2.8)       86,816        1.19            1.20             0.22            86
    (1.24)         --       19.85       3.6        97,544        1.22            1.22             0.51            98
    (0.36)         --       20.38      20.4        92,698        1.17            1.17             0.53           102

   $(2.65)      $0.00(f)   $25.01       9.0      $ 60,581        1.40            1.41             0.08            38
    (0.55)       0.00(f)    25.43      23.3        62,680        1.40            1.43            (0.33)           70
       --          --       21.13      22.9        37,411        1.40            1.47            (0.27)           74
    (2.25)         --       17.20      (3.0)       24,655        1.44            1.53            (0.01)           86
    (1.19)         --       19.80       3.3        16,471        1.50            1.59             0.23            98
    (0.31)         --       20.34      20.1        11,391        1.50            1.68             0.21           102

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                              -----------------------------------------  ----------------------------
                    Net asset
                     value,                   Net realized                 Dividends    Distributions
                    beginning      Net       and unrealized Total from        from        from net
                     of the    investment    gain (loss) on investment   net investment   realized
                     period   income (loss)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $ 8.49       $0.02(c)       $ 0.45       $ 0.47         $(0.03)       $   --
9/30/2004              7.66        0.05(c)         0.97         1.02          (0.19)           --
9/30/2003              6.78        0.06(c)         0.85         0.91          (0.03)           --
9/30/2002              7.67        0.06(c)        (0.81)       (0.75)         (0.14)           --
9/30/2001             11.16        0.12(c)        (1.60)       (1.48)         (0.09)        (1.92)
9/30/2000             13.46        0.12            2.43         2.55          (0.07)        (4.78)

VALUE FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $15.95       $0.10(c)       $ 1.46       $ 1.56         $(0.26)       $   --
9/30/2004             13.52        0.21(c)         2.39         2.60          (0.17)           --
9/30/2003             11.17        0.15(c)         2.29         2.44          (0.09)           --
9/30/2002             13.90        0.13(c)        (2.42)       (2.29)         (0.16)        (0.28)
9/30/2001             15.12        0.14(c)        (1.19)       (1.05)         (0.17)           --
9/30/2000             16.54        0.17            0.41         0.58          (0.15)        (1.85)

WORLDWIDE FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $10.19       $0.11(c)       $ 0.82       $ 0.93         $(0.27)       $   --
9/30/2004              9.32        0.25(c)         0.96         1.21          (0.34)           --
9/30/2003              7.53        0.32(c)         1.74         2.06          (0.27)           --
9/30/2002*             8.48        0.35(c)        (0.55)       (0.20)         (0.75)           --
9/30/2001             13.93        0.65(c)        (2.44)       (1.79)         (0.35)        (3.31)
9/30/2000             10.28        0.58(c)         4.02         4.60          (0.48)        (0.47)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year. (e) For the six months ended March 31, 2005 (Unaudited) (f) Amount rounds to less than $0.01 per share. * As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS
--------------                                              --------------------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                          Net         Portfolio
    Total     Redemption end of the   Total     the period        Net           Gross         investment      turnover
distributions    fee       period   return/(a)/    (000)    expenses/(b)(d)/ expenses/(d)/ income (loss)/(d)/   rate
-----------------------------------------------------------------------------------------------------------------------

   $(0.03)      $  --      $ 8.93       5.5%      $ 7,855        0.65%           2.26%           0.50%            22%
    (0.19)         --        8.49      13.4         5,202        0.65            3.39            0.59             27
    (0.03)         --        7.66      13.5         2,490        0.65            1.82            0.81            200
    (0.14)         --        6.78     (10.1)       17,426        0.65            1.14            0.72            188
    (2.01)         --        7.67     (15.9)       19,211        0.65            1.05            1.29            300
    (4.85)         --       11.16      25.3        23,718        0.65            0.95            1.00            356


   $(0.26)      $  --      $17.25       9.8       $35,200        0.85            0.94            1.23             20
    (0.17)         --       15.95      19.4        33,563        0.85            0.93            1.38             47
    (0.09)         --       13.52      22.0        37,959        0.85            0.92            1.23             56
    (0.44)         --       11.17     (17.2)       33,025        0.85            0.90            0.90             66
    (0.17)         --       13.90      (7.1)       39,549        0.85            0.96            0.87             90
    (2.00)         --       15.12       3.6        38,792        0.85            0.89            0.87             73


   $(0.27)      $0.00(f)   $10.85       9.2       $20,770        1.00            1.69            2.00             60
    (0.34)         --       10.19      13.2        17,274        1.00            1.87            2.55             69
    (0.27)         --        9.32      28.0        10,499        1.00            2.23            3.81             94
    (0.75)         --        7.53      (3.0)        8,340        1.00            2.43            4.26            113
    (3.66)         --        8.48     (15.0)        8,528        1.00            2.58            6.85            160
    (0.95)         --       13.93      46.5         9,748        1.00            2.48            4.26            183

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")
Loomis Sayles Worldwide Fund (the "Worldwide Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Loomis Sayles Small Company Growth Fund was liquidated on March 31, 2005 and has ceased operations.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of March 31, 2005, approximately 16% of the market value of the investments for the Loomis Sayles Worldwide Fund were fair valued pursuant to procedures approved by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from real estate investment trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2005, there were no open forward foreign currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which

MARCH 31, 2005 (UNAUDITED)

may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions, gains realized from passive foreign investment companies and redemptions in kind. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2005, were as follows:

                          MARKET
                         VALUE ON     VALUE OF
FUND                       LOAN      COLLATERAL
----                   ------------ ------------
Aggressive Growth Fund $  6,007,604 $  6,144,079
Small Cap Growth Fund     4,928,110    5,054,684
Small Cap Value Fund    166,742,976  170,787,636
Worldwide Fund              494,033      510,197

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2005, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $ 84,031,039 $ 86,470,383
Small Cap Growth Fund     47,773,302   63,415,969
Small Cap Value Fund     236,712,302  230,575,312
Tax-Managed Equity Fund    3,601,533    1,412,758
Value Fund                 6,712,360    8,418,567
Worldwide Fund            13,245,637   10,846,234

For the six months ended March 31, 2005, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $495,601 and $123,672, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the six months ended March 31, 2005, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2006, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                    AVERAGE DAILY NET ASSETS
                        MANAGEMENT --------------------------------
FUND                       FEES    INSTITUTIONAL   RETAIL   ADMIN
----                    ---------- -------------   ------   -----
Aggressive Growth Fund    0.75%        1.00%       1.25%       --
Small Cap Growth Fund     0.75%        1.00%       1.25%       --
Small Cap Value Fund      0.75%        0.90%       1.15%    1.40%
Tax-Managed Equity Fund   0.50%        0.65%          --       --
Value Fund                0.50%        0.85%          --       --
Worldwide Fund            0.75%        1.00%          --       --

For the six months ended March 31, 2005, the management fees and waivers for each Fund were as follows:

                                                          PERCENTAGE OF
                          GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
-                       MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                       FEE        FEE        FEE         GROSS       NET
----                    ---------- ---------- ---------- ---------        -----
Aggressive Growth Fund  $  200,814  $46,595   $  154,219   0.75%        0.58%
Small Cap Growth Fund       97,007   74,598       22,409   0.75%        0.17%
Small Cap Value Fund     2,359,370   25,117    2,334,253   0.75%        0.74%
Tax-Managed Equity Fund     16,625   16,625           --   0.50%        0.00%
Value Fund                  85,805   15,526       70,279   0.50%        0.41%
Worldwide Fund              72,073   65,852        6,221   0.75%        0.06%

For the six months ended March 31, 2005, in addition to the waiver of management fees, expenses have been reimbursed as follows:

FUND                    AMOUNT
----                    -------
Tax-Managed Equity Fund $36,755

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE FEES. For the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services") formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Funds. Pursuant to an agreement among the Trusts, the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and IXIS Services (effective January 1/st/ IXIS Advisors), each Fund paid IXIS Services (or IXIS Advisors) its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2005, fees paid to IXIS Services and IXIS Advisors for accounting and administrative expenses were as follows:

                        ACCOUNTING AND
FUND                    ADMINISTRATIVE
----                    --------------
Aggressive Growth Fund     $ 17,435
Small Cap Growth Fund         8,422
Small Cap Value Fund        204,841
Tax-Managed Equity Fund       2,165
Value Fund                   11,174
Worldwide Fund                6,257

MARCH 31, 2005 (UNAUDITED)


C. TRANSFER AGENT FEES. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

During the period October 1, 2004 through December 31, 2004, Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund paid service fees to IXIS Services monthly representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% of the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Institutional Class, Retail Class and Admin Class, as applicable.

             or

             (2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000.

* No Load Retail Funds consist of Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Trusts and the CDC Nvest Funds Trusts.

Effective January 1, 2005 Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund pay service fees to IXIS Services monthly representing the higher amount based on the following calculations:

             (1)An aggregate annual minimum fee of approximately $1 million for all No Load Retail Funds and Load Funds--Class Y; or

             (2)An annual account based fee of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund, and $2.00 for each closed account (Equity and Fixed Income Funds), aggregated for all No Load Retail Funds and Load Funds--Class Y.

Each Class of shares is subject to a monthly minimum of $1,500.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                       TRANSFER
FUND                   AGENT FEE
----                   ---------
Aggressive Growth Fund  $16,000
Small Cap Growth Fund    16,000
Small Cap Value Fund     65,295
Tax-Managed Equity        8,000
Value Fund                8,000
Worldwide Fund            8,000

D. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Investment Grade Bond Fund--Class J.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin

Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an additional annual retainer of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. PUBLISHING SERVICES. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                         PUBLISHING
FUND                    SERVICES FEE
----                    ------------
Aggressive Growth Fund      $ 23
Small Cap Growth Fund         20
Small Cap Value Fund          69
Tax-Managed Equity Fund       14
Value Fund                   136
Worldwide Fund               207

G. REDEMPTION FEES. Shareholders of Small Cap Growth Fund, Small Cap Value Fund and Worldwide Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other Funds of the Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2005, the Funds had no borrowings under the agreement.

MARCH 31, 2005 (UNAUDITED)


6. SHAREHOLDERS. At March 31, 2005, Loomis Sayles owned 257,755 shares, equating to 30.1%, of Tax-Managed Equity Fund shares outstanding. At March 31, 2005, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   282,515        394,751
Small Cap Growth Fund    173,101        360,729
Small Cap Value Fund     384,376        591,839
Value Fund               481,499        403,400
Worldwide Fund           908,178        307,191

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                   AGGRESSIVE GROWTH FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares           46,393     $    791,758        187,450    $  2,792,212
Issued in connection with
  the reinvestment of distributions      16,185          277,892             --              --
Redeemed                               (270,277)      (4,512,235)      (305,139)     (4,700,924)
                                     ----------     ---------------  ------------  --------------
Net change                             (207,699)    $ (3,442,585)      (117,689)   $ (1,908,712)
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares          200,730     $  3,305,881        834,755    $ 12,658,043
Issued in connection with
  the reinvestment of distributions      12,860          216,942             --              --
Redeemed                               (283,332)      (4,657,374)    (1,602,142)    (23,696,327)
                                     ----------     ---------------  ------------  --------------
Net change                              (69,742)    $ (1,134,551)      (767,387)   $(11,038,284)
                                     ----------     ---------------  ------------  --------------

                                                    SMALL CAP GROWTH FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares           82,274     $    805,235        561,970    $  5,208,033
Issued in connection with
  the reinvestment of distributions          --               --             --              --
Redeemed                               (322,533)      (3,153,997)    (1,411,141)    (12,951,799)
                                     ----------     ---------------  ------------  --------------
Net change                             (240,259)    $ (2,348,762)      (849,171)   $ (7,743,766)
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares          139,025     $  1,311,218        876,244    $  8,100,386
Issued in connection with
  the reinvestment of distributions          --               --             --              --
Redeemed                             (1,354,372)     (12,994,444)    (2,807,828)    (26,294,928)
                                     ----------     ---------------  ------------  --------------
Net change                           (1,215,347)    $(11,683,226)    (1,931,584)   $(18,194,542)
                                     ----------     ---------------  ------------  --------------

                                                    SMALL CAP VALUE FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares        1,787,309     $ 45,771,924      2,569,944    $ 62,664,283
Issued in connection with
  the reinvestment of distributions   1,389,061       34,567,270        344,051       7,949,633
Redeemed                             (2,253,194)     (57,373,394)    (3,052,059)    (74,375,223)
                                     ----------     ---------------  ------------  --------------
Net change                              923,176     $ 22,965,800       (138,064)   $ (3,761,307)
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares        1,775,720     $ 45,399,594      2,508,851    $ 60,345,432
Issued in connection with
  the reinvestment of distributions     739,424       18,285,960        168,096       3,867,490
Redeemed                               (991,787)     (25,142,246)    (2,506,061)    (61,304,611)
                                     ----------     ---------------  ------------  --------------
Net change                            1,523,357     $ 38,543,308        170,886    $  2,908,311
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
ADMIN CLASS                          ----------     ------------     ----------    ------------
Issued from the sale of shares          603,035     $ 15,299,456      1,146,366    $ 27,558,818
Issued in connection with
  the reinvestment of distributions     263,038        6,449,687         46,216       1,056,963
Redeemed                               (908,613)     (22,994,640)      (498,189)    (11,994,975)
                                     ----------     ---------------  ------------  --------------
Net change                              (42,540)    $ (1,245,497)       694,393    $ 16,620,806
                                     ----------     ---------------  ------------  --------------

                                                   TAX-MANAGED EQUITY FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          269,469     $  2,376,120        308,699    $  2,572,021
Issued in connection with
  the reinvestment of distributions       2,602           23,491          7,563          62,319
Redeemed                                 (5,418)         (46,947)       (28,467)       (245,529)
                                     ----------     ---------------  ------------  --------------
Net change                              266,653     $  2,352,664        287,795    $  2,388,811
                                     ----------     ---------------  ------------  --------------

                                                         VALUE FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          111,403     $  1,891,662        183,031    $  2,766,965
Issued in connection with
  the reinvestment of distributions      30,355          515,433         26,133         376,057
Redeemed                               (205,378)      (3,385,099)      (458,838)     (6,884,071)
Redeemed in kind*                            --               --       (455,344)     (7,194,435)
                                     ----------     ---------------  ------------  --------------
Net change                              (63,620)    $   (978,004)      (705,018)   $(10,935,484)
                                     ----------     ---------------  ------------  --------------

*Redeemed in kind to a shareholder on June 25, 2004.

MARCH 31, 2005 (UNAUDITED)


                                                   WORLDWIDE FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------- -----------------------------

                                      Shares           Amount         Shares         Amount
INSTITUTIONAL CLASS                  --------       -----------      -------       ----------
Issued from the sale of shares        347,169       $ 3,799,075      569,127       $5,599,341
Issued in connection with
  the reinvestment of distributions    42,385           458,186       46,883          447,733
Redeemed                             (170,408)       (1,822,071)     (48,543)        (481,727)
                                     --------       ---------------  ------------  --------------
Net change                            219,146       $ 2,435,190      567,467       $5,565,347
                                     --------       ---------------  ------------  --------------

8. SUBSEQUENT EVENT. Effective May 1, 2005, the names of the CDC Nvest Funds Trusts changed as follows:

    CURRENT NAME                         NEW NAME
    ------------                         --------
    CDC Nvest Funds Trust I              IXIS Advisor Funds Trust I
    CDC Nvest Funds Trust II             IXIS Advisor Funds Trust II
    CDC Nvest Funds Trust III            IXIS Advisor Funds Trust III
    CDC Nvest Companies Trust I          IXIS Advisor Funds Trust IV
    CDC Nvest Cash Management Trust      IXIS Advisor Cash Management Trust

          IXIS ADVISOR FUNDS


               Semiannual Report
               March 31, 2005


[LOGO OF LOOMIS SAYLES] LOOMIS SAYLES COMPANY, L.P.

Loomis Sayles Investment Grade Bond Fund


TABLE OF CONTENTS

Management Discussion
and Performance ...........  Page 2

Schedule of Investments ...  Page 6

Financial Statements ......  Page 10

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE

     Objective:
     High total investment return through a combination of current income and capital appreciation

     Strategy:
     Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower-rated, fixed-income securities Fund Inception: December 31, 1996


     Managers:
     Daniel Fuss Steven Kaseta Loomis, Sayles & Company, L.P.


     Symbols:
     Class A  LIGRX
     Class B  LGBBX
     Class C  LGBCX
     Class Y  LSIIX
     Class J  LIGJX

     What You Should Know:
     This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in foreign and emerging market securities, which have special risks, as well as in mortgage-related securities that are subject to prepayment risk.

Management Discussion

Strong performance from its investments in foreign securities and lower-rated, higher-yielding bonds helped Loomis Sayles Investment Grade Bond Fund outperform its benchmark for the six months ended March 31, 2005. During the fiscal period, the fund's total return was 3.65% based on the net asset value of Class A shares, while the Lehman U.S. Government/Credit Index returned 0.13%. Unlike the fund, the index does not include foreign securities, although it does include U.S. corporate and Treasury securities. For the six-month period, the average return on the funds in Morningstar's Long-Term Bond category was 1.58%. As of March 31, 2005, the fund's 30-day SEC yield was 4.55%.

FOREIGN HOLDINGS, HIGH-YIELD DEBT PROVIDED HEALTHIEST RETURNS

International bonds and bonds denominated in Canadian dollars were the fund's top performers during the period, followed by high-yielding domestic corporate bonds. While the fund's performance advantage in both foreign bonds and domestic high-yield debt was greatest in the final three months of 2004, its international holdings also helped maintain the portfolio's advantage during the first quarter of 2005.

Interest rates in the global bond markets rose more slowly than the comparable rates in the U.S. markets during the six-month period, providing higher returns. The fund's allocation to bonds denominated in Canadian dollars also helped the fund because Canadian bonds were the only major sector to outperform the U.S. market, in local currency terms.

U.S. AUTO INDUSTRY DEPRESSED CORPORATE MARKETS, CURRENCIES BENEFITED FOREIGN MARKETS

Investment-grade domestic corporate bonds, most notably in the automotive industry, were among the worst performers during the period. Leading the downtrend was General Motors, which issued profit warnings, along with GMAC, GM's financing arm. Bonds issued by auto parts maker Delphi Corp., a GM spin-off, also suffered. The best performers on an individual basis were Inter-American Development Bank bonds, and Canadian and Swedish government bonds.

CURRENT STRATEGY FAVORS SHORTER-DURATION HOLDINGS

In light of current market conditions, the portfolio is structured more defensively than usual. Yield spreads - the difference between yields on higher-versus lower-quality bonds - began to widen across most market sectors during the January-to-March period. We diversified the portfolio with securities of different sectors and maturities, and favored bonds that are potentially less sensitive to rising interest rates. As of March 31, 2005, the portfolio's duration (a measure of its sensitivity to changing bond prices) was 4.37 years, compared to 5.44 years six months earlier. At the end of the period, we also decreased our position in corporate bonds in an effort to reduce credit risk, and increased our holdings among short-term U.S. Treasuries. We also continue to take advantage of both global opportunities and lower-quality bonds across the yield curve.

FED LIKELY TO CONTINUE TIGHTENING POLICY

We believe the Federal Reserve Board will continue to increase rates over the balance of 2005, such that the key federal funds rate might reach 4.00% by year-end, compared with 2.75% at the end of March. Rates on long bonds should also move higher, although we expect them to move by a lesser amount. In our view, the correction that took place at the end of March was healthy. While the performance advantage of lower-quality corporate bonds may not be as impressive in coming months, we believe their yield advantage should help them produce stronger results when compared to Treasuries.

Outside the United States, we believe opportunities continue to exist in emerging Asian and Latin American markets, as well as in such resource-rich countries as Canada, Australia, and New Zealand. However, Japan and western Europe should continue to lag other regions in economic growth and investment opportunity. We plan to maintain the portfolio in a defensive posture, both with respect to credit risk and interest-rate risk.

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through March 31, 2005

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/

              December 31, 1996 (inception) through March 31, 2005

[GRAPH APPEARS HERE]


Investment @ N.A.V.          10,000        12/31/1996
Sales Charge %                              3/31/2005
Sales Charge                   (450)
                        -----------
Investment @ M.S.C.           9,550
                        ===========


                          Class A       Lipper      Lehman
                         @ Maximum    BBB Rated    Government
   Month     Net Asset     Sales        Funds       Credit
    End      Value (1)   Charge (2)     Index        Index
-----------  ---------  -----------  ------------  ----------
 12/31/1996     10,000      9,550          10,000      10,000
  1/31/1997      9,950      9,502          10,032      10,012
  2/28/1997     10,150      9,693          10,089      10,033
  3/31/1997      9,930      9,483           9,933       9,914
  4/30/1997     10,130      9,674          10,080      10,059
  5/31/1997     10,323      9,858          10,195      10,153
  6/30/1997     10,586     10,110          10,347      10,274
  7/31/1997     11,272     10,765          10,705      10,589
  8/31/1997     10,953     10,460          10,563      10,470
  9/30/1997     11,262     10,755          10,749      10,635
 10/31/1997     11,427     10,913          10,858      10,805
 11/30/1997     11,407     10,894          10,911      10,862
 12/31/1997     11,429     10,914          11,029      10,976
  1/31/1998     11,536     11,017          11,169      11,131
  2/28/1998     11,568     11,048          11,165      11,108
  3/31/1998     11,708     11,181          11,222      11,142
  4/30/1998     11,754     11,225          11,270      11,198
  5/31/1998     11,820     11,288          11,366      11,318
  6/30/1998     11,797     11,266          11,450      11,434
  7/31/1998     11,650     11,126          11,441      11,443
  8/31/1998     11,150     10,648          11,358      11,666
  9/30/1998     11,405     10,892          11,592      12,000
 10/31/1998     11,291     10,783          11,449      11,915
 11/30/1998     11,665     11,140          11,660      11,986
 12/31/1998     11,764     11,235          11,689      12,016
  1/31/1999     11,952     11,415          11,791      12,101
  2/28/1999     11,799     11,268          11,536      11,813
  3/31/1999     12,070     11,527          11,665      11,872
  4/30/1999     12,354     11,799          11,748      11,901
  5/31/1999     12,247     11,696          11,590      11,779
  6/30/1999     12,211     11,662          11,529      11,742
  7/31/1999     11,994     11,454          11,471      11,709
  8/31/1999     11,951     11,413          11,428      11,700
  9/30/1999     12,115     11,570          11,526      11,805
 10/31/1999     12,112     11,567          11,549      11,836
 11/30/1999     12,145     11,598          11,577      11,829
 12/31/1999     12,194     11,645          11,558      11,757
  1/31/2000     12,194     11,645          11,524      11,754
  2/29/2000     12,580     12,014          11,666      11,902
  3/31/2000     12,754     12,180          11,774      12,074
  4/30/2000     12,423     11,864          11,631      12,015
  5/31/2000     12,305     11,752          11,542      12,004
  6/30/2000     12,663     12,094          11,834      12,249
  7/31/2000     12,814     12,237          11,885      12,379
  8/31/2000     13,056     12,469          12,102      12,553
  9/30/2000     12,949     12,367          12,136      12,601
 10/31/2000     12,844     12,266          12,097      12,680
 11/30/2000     13,090     12,501          12,209      12,896
 12/31/2000     13,529     12,921          12,465      13,151
  1/31/2001     13,755     13,136          12,767      13,372
  2/28/2001     13,861     13,238          12,893      13,509
  3/31/2001     13,683     13,067          12,885      13,571
  4/30/2001     13,473     12,867          12,814      13,470
  5/31/2001     13,594     12,983          12,930      13,547
  6/30/2001     13,662     13,048          12,945      13,612
  7/31/2001     14,009     13,379          13,238      13,951
  8/31/2001     14,327     13,683          13,397      14,131
  9/30/2001     14,035     13,404          13,283      14,261
 10/31/2001     14,647     13,988          13,564      14,622
 11/30/2001     14,441     13,791          13,476      14,382
 12/31/2001     14,295     13,651          13,394      14,269
  1/31/2002     14,393     13,746          13,467      14,374
  2/28/2002     14,536     13,882          13,532      14,496
  3/31/2002     14,191     13,553          13,354      14,202
  4/30/2002     14,600     13,943          13,559      14,477
  5/31/2002     14,786     14,120          13,666      14,610
  6/30/2002     14,753     14,089          13,602      14,735
  7/31/2002     14,471     13,820          13,533      14,912
  8/31/2002     14,991     14,316          13,807      15,247
  9/30/2002     15,018     14,342          13,931      15,575
 10/31/2002     14,928     14,256          13,832      15,426
 11/30/2002     15,243     14,557          14,031      15,435
 12/31/2002     15,810     15,098          14,358      15,844
  1/31/2003     16,078     15,355          14,453      15,843
  2/28/2003     16,427     15,688          14,696      16,125
  3/31/2003     16,508     15,765          14,721      16,104
  4/30/2003     17,072     16,304          15,019      16,277
  5/31/2003     17,921     17,114          15,412      16,739
  6/30/2003     18,007     17,197          15,432      16,672
  7/31/2003     17,148     16,376          14,906      15,973
  8/31/2003     17,230     16,455          15,024      16,079
  9/30/2003     18,116     17,307          15,486      16,588
 10/31/2003     18,071     17,257          15,425      16,378
 11/30/2003     18,408     17,580          15,531      16,421
 12/31/2003     18,869     18,020          15,757      16,583
  1/31/2004     18,997     18,142          15,901      16,734
  2/29/2004     19,143     18,282          16,041      16,939
  3/31/2004     19,346     18,476          16,151      17,094
  4/30/2004     18,588     17,751          15,740      16,569
  5/31/2004     18,432     17,602          15,620      16,485
  6/30/2004     18,574     17,738          15,712      16,552
  7/31/2004     18,796     17,951          15,877      16,727
  8/31/2004     19,321     18,451          16,199      17,081
  9/30/2004     19,700     18,813          16,300      17,141
 10/31/2004     20,115     19,210          16,461      17,289
 11/30/2004     20,401     19,483          16,406      17,097
 12/31/2004     20,650     17,308          16,593      17,279
  1/31/2005     20,528     19,604          16,681      17,399
  2/28/2005     20,661     19,732          16,654      17,284
  3/31/2005     20,425     19,508          16,467      17,163

Average Annual Total Returns - March 31, 2005
                                                                    SINCE FUND
                             6 MONTHS/5/  1 YEAR/5/  5 YEARS/5/   INCEPTION/5/
CLASS A/1/
Net Asset Value/2/                  3.65%      5.55%       9.87%          9.05%
With Maximum Sales Charge/3/       -1.03       0.81        8.86           8.44
CLASS B/1/
Net Asset Value/2/                  3.11       4.72        8.85           8.05
With CDSC/4/                       -1.78      -0.15        8.57           8.05
CLASS C/1/
Net Asset Value/2/                  3.20       4.74        8.87           8.06
With CDSC/4/                        2.22       3.76        8.87           8.06
CLASS Y/1/
Net Asset Value/2/                  3.74       5.93       10.13           9.32
CLASS J/1/
Net Asset Value/2/                  3.38       5.18        9.33           8.50
With CDSC/4/                       -0.24       1.50        8.54           8.03

                                                                     SINCE FUND
COMPARATIVE PERFORMANCE         6 MONTHS    1 YEAR     5 YEARS     INCEPTION/6/
Lipper BBB Rated Funds Index        1.03%      1.95%      6.94%          6.23%
Lipper BBB Rated Funds Avg.         0.89       1.57       6.97           6.14
Lehman U.S. Government/Credit       0.13       0.40       7.29           6.77
 Index
Morningstar Long-Term Bond          1.58       2.43       7.69           6.74
 Fund Avg.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.

Class Y, the successor to the fund's Institutional Class, is only available to certain institutional investors. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

                     % of Net Assets as of
CREDIT QUALITY              3/31/05
A                              2.8
Aa                            13.0
Aaa                           45.4
B                              1.4
Ba                             9.0
Baa                           18.8
Caa                            1.5
Not rated*                     4.2
Short term & other             3.9

Credit quality is based on ratings from Moody's Investors Service.
*Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.

                             % of Net Assets as of
EFFECTIVE MATURITY                  3/31/05
1 year or less                        5.9
1-5 years                            45.5
5-10 years                           34.3
10+ years                            14.4
Average Effective Maturity            6.3 years


See page 4 for descriptions of the fund's indexes.

Notes to Charts

/1/Returns shown in the chart include performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class J shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 4.50%.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Performance for Class J shares assumes a 3.50% sales charge.
/5/Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/The since-inception performance comparisons shown are calculated from 12/31/96.

                             ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:
Lehman U.S. Government/Credit Index is an unmanaged list of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds.

Lipper BBB Rated Funds Average is the average performance without sales charges of all mutual funds in a stated category, as calculated by Lipper, Inc.

Lipper BBB Rated Funds Index is an equally weighted index typically consisting of the 30 largest mutual funds within the category, as calculated by Lipper, Inc.

Morningstar Long-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvi-sorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the fund's website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by call-ing 1-800-SEC-0330.

                NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                       UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish account (certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2004 through March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                          BEGINNING ACCOUNT VALUE  ENDING ACCOUNT VALUE  EXPENSES PAID DURING PERIOD*
                                                  10/1/04                 3/31/05              10/1/04 - 3/31/05
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
CLASS A
Actual                                          $  1,000.00            $  1,036.50                  $  4.82
Hypothetical (5% return before expenses)        $  1,000.00            $  1,020.19                  $  4.78

CLASS B
Actual                                          $  1,000.00            $  1,031.10                  $  8.61
Hypothetical (5% return before expenses)        $  1,000.00            $  1,016.45                  $  8.55

CLASS C
Actual                                          $  1,000.00            $  1,032.00                  $  8.61
Hypothetical (5% return before expenses)        $  1,000.00            $  1,016.45                  $  8.55

CLASS Y
Actual                                          $  1,000.00            $  1,037.40                  $  2.79
Hypothetical (5% return before expenses)        $  1,000.00            $  1,022.19                  $  2.77

CLASS J
Actual                                          $  1,000.00            $  1,033.80                  $  6.59
Hypothetical (5% return before expenses)        $  1,000.00            $  1,018.45                  $  6.54

*Expenses are equal to the Fund's annualized expense ratio: 0.95%, 1.70%, 1.70%, 1.30% and 0.55% for Class A, B, C, J and Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2005(unaudited)

Principal
Amount               Description                                              Value (a)
-------------    ------------------------------------------------------   -------------
BONDS AND NOTES -- 96.1% OF TOTAL NET ASSETS

Non-Convertible Bonds -- 94.3%

                 Aerospace & Defense -- 0.0%
$     145,000    Raytheon Co.,
                 7.375%, 7/15/2025                                        $     148,974
                                                                          -------------
                 Airlines -- 2.0%
      451,234    American Airlines, Inc.,
                 6.978%, 4/01/2011                                              456,651
    1,000,000    American Airlines, Inc., Class B,
                 8.608%, 4/01/2011                                              921,736
    1,814,793    Continental Airlines, Inc.,
                 6.703%, 12/15/2022                                           1,735,814
    1,112,072    Continental Airlines, Inc., Series 1999-1A,
                 6.545%, 2/02/2019                                            1,084,284
      787,369    Continental Airlines, Inc., Series 1998-1A,
                 6.648%, 9/15/2017                                              747,280
      367,387    Continental Airlines, Inc., Series 1999-2,
                 7.256%, 3/15/2020                                              367,697
    1,816,436    Continental Airlines, Inc., Series 2000-2,
                 7.707%, 10/02/2022                                           1,775,786
      612,040    US Airways,
                 6.850%, 1/30/2018                                              611,496
                                                                          -------------
                                                                              7,700,744
                                                                          -------------
                 Asset-Backed Securities -- 0.7%
    1,083,876    Community Program Loan Trust, Series 1987-A, Class A4,
                 4.500%, 10/01/2018                                           1,080,867
    1,700,000    Community Program Loan Trust, Series 1987-A, Class A5,
                 4.500%, 4/01/2029                                            1,579,648
                                                                          -------------
                                                                              2,660,515
                                                                          -------------
                 Automotive -- 4.1%
      375,000    Cummins Engine Co., Inc.,
                 7.125%, 3/01/2028                                              378,750
    3,150,000    Delphi Automotive Systems Corp.,
                 7.125%, 5/01/2029                                            2,503,085
    2,500,000    Ford Motor Co.,
                 6.375%, 2/01/2029                                            2,056,558
      700,000    Ford Motor Credit Co.,
                 7.375%, 10/28/2009                                             703,059
    1,500,000    General Motors Acceptance Corp.,
                 6.875%, 9/15/2011                                            1,357,261
    3,000,000    General Motors Acceptance Corp.,
                 7.000%, 12/07/2005, (GBP)                                    5,609,329
    3,050,000    General Motors Acceptance Corp.,
                 7.500%, 12/01/2006, (NZD)                                    2,125,608
      700,000    General Motors Corp.,
                 6.750%, 5/01/2028 (d)                                          526,817
      950,000    GMAC International Finance BV,
                 8.000%, 3/14/2007, (NZD)                                       641,946
                                                                          -------------
                                                                             15,902,413
                                                                          -------------
                 Banking -- 2.7%
  144,000,000    Barclays Financial LLC,
                 4.100%, 3/22/2010, 144A (THB)                                3,601,472
  140,000,000    Barclays Financial LLC,
                 4.160%, 2/22/2010, 144A (THB)                                3,515,031
    1,500,000    CIT Group, Inc.,
                 5.500%, 12/01/2014, (GBP)                                    2,803,339
      250,000    J.P. Morgan Chase & Co.,
                 4.000%, 2/01/2008 (d)                                          247,116
      100,000    Key Bank NA,
                 6.950%, 2/01/2028                                              114,207
                                                                          -------------
                                                                             10,281,165
                                                                          -------------


Principal
Amount           Description                                                 Value (a)
------------     ------------------------------------------------------   ------------
                 Beverages -- 0.5%
$   1,525,000    Cia Brasileira de Bebidas,
                 8.750%, 9/15/2013                                        $  1,746,125
                                                                          ------------
                 Brokerage -- 0.3%
    1,000,000    Morgan Stanley,
                 3.625%, 4/01/2008                                             976,540
                                                                          ------------
                 Consumer Products -- 0.4%
    1,400,000    Bausch & Lomb, Inc.,
                 7.125%, 8/01/2028                                           1,501,335
                                                                          ------------
                 Electric -- 4.0%
    2,750,000    Constellation Energy Group, Inc.,
                 4.550%, 6/15/2015                                           2,579,469
    5,500,000    Empresa Nacional de Electricidad SA (Endesa-Chile),
                 7.875%, 2/01/2027                                           5,958,216
    1,000,000    Empresa Nacional de Electricidad SA (Endesa-Chile),
                 8.350%, 8/01/2013                                           1,121,015
    4,000,000    Enersis SA,
                 7.400%, 12/01/2016                                          4,159,156
    1,500,000    MidAmerican Energy Holdings Co.,
                 5.875%, 10/01/2012                                          1,557,801
       45,375    Quezon Power Philippines Co.,
                 8.860%, 6/15/2017                                              42,199
                                                                          ------------
                                                                            15,417,856
                                                                          ------------
                 Foreign Agencies -- 1.1%
      220,000    Alberta Municipal Funding Corp.,
                 5.700%, 9/01/2011, (CAD)                                      196,133
    3,670,000    Pemex Project Funding Master Trust,
                 8.625%, 12/01/2023, 144A                                    4,156,275
                                                                          ------------
                                                                             4,352,408
                                                                          ------------
                 Foreign Local Governments -- 9.9%
   19,100,000    Kommunekredit,
                 5.000%, 6/07/2006, (NOK)                                    3,095,143
       37,042    Province of Alberta,
                 5.930%, 9/16/2016, (CAD)                                       33,253
    4,525,000    Province of British Columbia,
                 5.250%, 12/01/2006, (CAD)                                   3,863,241
    5,175,000    Province of British Columbia,
                 6.000%, 6/09/2008, (CAD)                                    4,587,195
    3,275,000    Province of British Columbia,
                 6.250%, 12/01/2009, (CAD)                                   2,975,289
    3,285,000    Province of Manitoba,
                 4.450%, 12/01/2008, (CAD)                                   2,784,273
    6,510,000    Province of Manitoba,
                 5.750%, 6/02/2008, (CAD)                                    5,724,172
      500,000    Province of Nova Scotia,
                 6.600%, 6/01/2027, (CAD)                                      488,865
      700,000    Province of Ontario,
                 3.500%, 9/08/2006, (CAD)                                      581,317
    4,490,000    Province of Ontario,
                 5.900%, 3/08/2006, (CAD)                                    3,808,121
    7,500,000    Province of Saskatchewan,
                 4.750%, 12/01/2006, (CAD)                                   6,353,875
      550,000    Province of Saskatchewan,
                 5.500%, 6/02/2008, (CAD)                                      480,167
    4,110,000    Province of Saskatchewan,
                 6.000%, 6/01/2006, (CAD)                                    3,510,598
                                                                          ------------
                                                                            38,285,509
                                                                          ------------
                 Government Agencies -- 14.7%
    1,250,000    Federal Home Loan Mortgage Corp.,
                 3.220%, 6/20/2007, (SGD)                                      769,876
    5,800,000    Federal Home Loan Mortgage Corp.,
                 4.625%, 2/15/2007, (EUR)                                    7,799,489


                 See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

Principal
Amount           Description                                                 Value (a)
-------------    ------------------------------------------------------   ------------
                 Government Agencies -- continued
$     275,098    Federal Home Loan Mortgage Corp.,
                 5.000%, 12/01/2031                                       $    270,115
    9,250,000    Federal Home Loan Mortgage Corp.,
                 5.500%, 9/15/2011 (d)                                       9,678,007
    7,500,000    Federal Home Loan Mortgage Corp.,
                 5.750%, 1/15/2012                                           7,960,958
      700,000    Federal National Mortgage Association,
                 Zero Coupon Bond, 10/29/2007, (NZD)                           419,928
   16,000,000    Federal National Mortgage Association,
                 2.290%, 2/19/2009, (SGD)                                    9,524,211
    1,850,000    Federal National Mortgage Association,
                 5.375%, 11/15/2011                                          1,920,250
   17,450,000    Federal National Mortgage Association,
                 5.500%, 3/15/2011 (d)                                      18,226,857
       69,530    Federal National Mortgage Association,
                 6.000%, 7/01/2029                                              71,303
                                                                          ------------
                                                                            56,640,994
                                                                          ------------
                 Healthcare -- 3.4%
    2,625,000    Columbia/HCA Healthcare Corp.,
                 7.050%, 12/01/2027                                          2,506,164
      250,000    Columbia/HCA Healthcare Corp.,
                 7.500%, 12/15/2023                                            253,331
      620,000    Columbia/HCA Healthcare Corp.,
                 7.580%, 9/15/2025                                             630,575
    1,000,000    Columbia/HCA Healthcare Corp.,
                 7.750%, 7/15/2036                                           1,027,860
    5,000,000    HCA, Inc.,
                 5.750%, 3/15/2014                                           4,772,520
      800,000    HCA, Inc.,
                 6.250%, 2/15/2013                                             793,765
    3,250,000    HCA, Inc.,
                 6.300%, 10/01/2012                                          3,246,899
                                                                          ------------
                                                                            13,231,114
                                                                          ------------
                 Home Construction -- 0.1%
      250,000    Pulte Homes, Inc.,
                 5.250%, 1/15/2014                                             239,827
                                                                          ------------
                 Independent/Energy -- 0.2%
      500,000    Devon Financing Corp. LLC,
                 7.875%, 9/30/2031                                             622,817
                                                                          ------------
                 Integrated/Energy -- 0.1%
      150,000    Cerro Negro Finance Ltd.,
                 7.900%, 12/01/2020, 144A                                      139,500
      200,000    Petrozuata Finance, Inc.,
                 8.220%, 4/01/2017, 144A                                       188,000
                                                                          ------------
                                                                               327,500
                                                                          ------------
                 Life Insurance -- 1.8%
   11,700,000    ASIF Global Financing XXVII,
                 2.380%, 2/26/2009, (SGD), 144A                              6,932,872
                                                                          ------------
                 Media Cable -- 1.2%
    3,750,000    Cox Communications, Inc.,
                 6.750%, 3/15/2011 Class A                                   3,997,129
      350,000    NTL Cable Plc,
                 9.750%, 4/15/2014, (GBP), 144A                                680,588
                                                                          ------------
                                                                             4,677,717
                                                                          ------------
                 Media Non-Cable -- 0.9%
    2,500,000    Clear Channel Communications, Inc.,
                 4.250%, 5/15/2009                                           2,406,185
    1,000,000    Clear Channel Communications, Inc.,
                 5.750%, 1/15/2013 (d)                                         984,172
                                                                          ------------
                                                                             3,390,357
                                                                          ------------


Principal
Amount           Description                                                 Value (a)
-------------    ------------------------------------------------------   ------------
                 Metals & Mining -- 0.4%
$   1,500,000    Teck Cominco Ltd.,
                 7.000%, 9/15/2012                                        $  1,631,482
                                                                          ------------
                 Mortgage Related -- 0.8%
    3,000,000    Bank of America Commercial Mortgage, Inc.,
                 5.460%, 4/11/2037                                           3,102,625
                                                                          ------------
                 Non Captive Consumer -- 0.3%
    1,000,000    Capital One Bank,
                 6.700%, 5/15/2008                                           1,059,495
                                                                          ------------
                 Non-Captive Diversified -- 0.1%
      500,000    General Electric Capital Corp., Series EMTN,
                 1.725%, 6/27/2008, (SGD)                                      293,973
                                                                          ------------
                 Oil Field Services -- 0.4%
      250,000    Ensco International, Inc.,
                 6.750%, 11/15/2007                                            262,433
      665,000    Pecom Energia SA,
                 8.125%, 7/15/2010, 144A                                       665,000
      600,000    Transocean Sedco Forex, Inc.,
                 7.375%, 4/15/2018                                             691,421
                                                                          ------------
                                                                             1,618,854
                                                                          ------------
                 Paper -- 1.2%
    2,225,000    Georgia-Pacific Corp.,
                 7.375%, 12/01/2025                                          2,325,125
      750,000    International Paper Co.,
                 4.000%, 4/01/2010 (d)                                         721,398
      300,000    International Paper Co.,
                 5.250%, 4/01/2016                                             294,843
      145,000    Weyerhaeuser Co.,
                 6.750%, 3/15/2012                                             159,259
    1,000,000    Weyerhaeuser Co.,
                 7.125%, 7/15/2023                                           1,132,995
                                                                          ------------
                                                                             4,633,620
                                                                          ------------
                 Pharmaceuticals -- 0.1%
      500,000    Schering-Plough Corp.,
                 5.550%, 12/01/2013                                            510,777
                                                                          ------------
                 Pipelines -- 1.3%
    2,425,000    Coastal Corp.,
                 6.950%, 6/01/2028                                           2,109,750
      375,000    El Paso Corp.,
                 7.000%, 5/15/2011                                             360,000
    1,150,000    El Paso Energy Corp.,
                 6.750%, 5/15/2009                                           1,121,250
      750,000    Southern Natural Gas Co.,
                 7.350%, 2/15/2031                                             766,043
      700,000    Tennessee Gas Pipeline Co.,
                 7.000%, 10/15/2028                                            686,856
                                                                          ------------
                                                                             5,043,899
                                                                          ------------
                 Railroads -- 1.3%
    5,000,000    Canadian Pacific Railway Ltd.,
                 4.900%, 6/15/2010, (CAD), 144A                              4,242,529
      195,000    Missouri Pacific Railroad Co.,
                 4.750%, 1/01/2020 (d)                                         166,698
      243,000    Missouri Pacific Railroad Co.,
                 4.750%, 1/01/2030                                             192,629
      281,000    Missouri Pacific Railroad Co.,
                 5.000%, 1/01/2045                                             227,961
                                                                          ------------
                                                                             4,829,817
                                                                          ------------
                 Real Estate Investment Trusts -- 1.6%
    1,000,000    EOP Operating LP,
                 6.750%, 2/15/2012                                           1,084,758

                See accompanying notes to financial statements.                7

Investments as of March 31, 2005 (unaudited)

Principal
Amount           Description                                                 Value (a)
-------------    ------------------------------------------------------   ------------
                 Real Estate Investment Trusts -- continued
$   1,075,000    Highwoods Realty LP,
                 7.500%, 4/15/2018                                        $  1,178,132
      234,000    istar Financial, Inc., Series REGS,
                 5.700%, 3/01/2014                                             230,857
    2,370,000    New Plan Excel Realty Trust,
                 5.875%, 6/15/2007                                           2,441,434
    1,000,000    Spieker Properties, Inc.,
                 7.350%, 12/01/2017                                          1,125,974
                                                                          ------------
                                                                             6,061,155
                                                                          ------------
                 Refining -- 0.0%
       97,444    Merey Sweeny LP,
                 8.850%, 12/18/2019, 144A                                      112,362
                                                                          ------------
                 Restaurants -- 0.2%
    1,000,000    McDonald's Corp.,
                 3.627%, 10/10/2010, (SGD)                                     617,750
                                                                          ------------
                 Retailers -- 0.1%
       22,000    J.C. Penney Co., Inc.,
                 7.125%, 11/15/2023 (d)                                         21,780
      500,000    Lowe's Cos., Inc.,
                 6.500%, 3/15/2029                                             560,438
                                                                          ------------
                                                                               582,218
                                                                          ------------
                 Technology -- 2.4%
    2,500,000    Arrow Electronics, Inc.,
                 6.875%, 7/01/2013                                           2,682,217
      500,000    Motorola, Inc.,
                 5.800%, 10/15/2008                                            516,925
      625,000    Motorola, Inc.,
                 7.625%, 11/15/2010                                            702,286
    1,625,000    Motorola, Inc.,
                 8.000%, 11/01/2011                                          1,880,754
    3,115,000    Samsung Electronics Co. Ltd.,
                 7.700%, 10/01/2027, 144A                                    3,512,402
                                                                          ------------
                                                                             9,294,584
                                                                          ------------
                 Sovereigns -- 20.8%
   10,900,000    Canadian Government,
                 4.250%, 9/01/2008, (CAD)                                    9,208,349
   16,265,000    Canadian Government,
                 4.500%, 9/01/2007, (CAD)                                   13,805,251
    9,600,000    Canadian Government,
                 5.500%, 6/01/2010, (CAD)                                    8,528,307
    2,825,000    Canadian Government,
                 6.000%, 9/01/2005, (CAD)                                    2,366,555
    5,000,000    Canadian Government, Series WH31,
                 6.000%, 6/01/2008, (CAD)                                    4,439,016
      455,000    Dominican Republic,
                 9.040%, 1/23/2013, 144A                                       415,188
    5,150,000    Government of New Zealand,
                 6.000%, 11/15/2011, (NZD)                                   3,622,574
   55,815,000    Government of Sweden, Series 1045,
                 5.250%, 3/15/2011, (SEK)                                    8,705,084
   29,310,000    Government of Sweden, Series 1040,
                 6.500%, 5/05/2008, (SEK)                                    4,597,810
   15,000,000    Kingdom of Norway,
                 5.500%, 5/15/2009, (NOK)                                    2,559,786
   44,930,000    Kingdom of Norway,
                 6.750%, 1/15/2007, (NOK)                                    7,585,102
  100,000,000    Mexican Fixed Rate Bonds,
                 9.000%, 12/20/2012, (MXN)                                   8,268,051
    2,315,880    PF Export Receivables Master Trust,
                 6.436%, 6/01/2015, 144A                                     2,330,632


Principal
Amount           Description                                                 Value (a)
-------------    ------------------------------------------------------   ------------
                 Sovereigns -- continued
$   1,500,000    Republic of Brazil,
                 8.250%, 1/20/2034 (d)                                    $  1,332,000
      325,000    Republic of Brazil,
                 8.875%, 4/15/2024                                             308,262
       10,000    Republic of Brazil,
                 10.125%, 5/15/2027                                             10,500
      250,000    Republic of Brazil,
                 11.000%, 8/17/2040                                            278,250
      557,064    Republic of Brazil C Bond,
                 8.000%, 4/15/2014                                             552,218
      247,500    Republic of Peru,
                 4.500%, 3/07/2017 (c)                                         228,319
      500,000    Republic of South Africa,
                 5.250%, 5/16/2013, (EUR)                                      673,169
      150,000    Republic of South Africa,
                 12.500%, 12/21/2006, (ZAR)                                     25,613
      100,000    Republic of Venezuela,
                 9.250%, 9/15/2027                                              99,150
      500,000    SP Powerassets Ltd.,
                 3.730%, 10/22/2010, (SGD)                                     312,573
                                                                          ------------
                                                                            80,251,759
                                                                          ------------
                 Supranational -- 3.4%
   22,000,000    Inter-American Development Bank,
                 Zero Coupon Bond, 5/11/2009, (BRL)                          4,405,766
    2,585,000    International Bank for Reconstruction & Development,
                 Zero Coupon Bond, 8/20/2007, (NZD)                          1,572,129
    6,000,000    International Bank for Reconstruction & Development,
                 5.500%, 11/03/2008, (NZD)                                   4,196,932
    4,045,000    International Bank for Reconstruction & Development,
                 8.000%, 5/23/2007, (NZD)                                    2,954,960
                                                                          ------------
                                                                            13,129,787
                                                                          ------------
                 Textile -- 0.0%
       25,000    Kellwood Co.,
                 7.625%, 10/15/2017                                             26,148
                                                                          ------------
                 Tobacco -- 0.6%
    2,000,000    Altria Group, Inc.,
                 7.000%, 11/04/2013                                          2,146,068
                                                                          ------------
                 Transportation Services -- 0.5%
      478,694    Atlas Air Worldwide Holdings, Inc.,
                 7.200%, 1/02/2019                                             475,247
      596,039    Atlas Air, Inc., Series A,
                 7.380%, 1/02/2018                                             589,590
    1,000,000    ERAC USA Finance Co.,
                 6.800%, 2/15/2008, 144A                                     1,058,326
                                                                          ------------
                                                                             2,123,163
                                                                          ------------
                 Treasuries -- 9.4%
    5,000,000    U.S. Treasury Notes,
                 2.500%, 9/30/2006 (d)                                       4,914,845
    5,965,000    U.S. Treasury Notes,
                 2.625%, 5/15/2008 (d)                                       5,730,128
    1,045,000    U.S. Treasury Notes,
                 2.750%, 6/30/2006 (d)                                       1,034,468
   19,000,000    U.S. Treasury Notes,
                 2.750%, 7/31/2006 (d)                                      18,786,991
    6,035,000    U.S. Treasury Notes,
                 3.000%, 2/15/2008                                           5,882,001
                                                                          ------------
                                                                            36,348,433
                                                                          ------------

8                 See accompanying notes to financial statements.

Investments as of March 31, 2005 (unaudited)

Principal
Amount           Description                                                  Value (a)
-------------    -------------------------------------------------------  -------------
                 Wireless -- 0.2%
$   1,000,000    America Movil SA de CV,
                 4.125%, 3/01/2009                                        $     961,719
                                                                          -------------
                 Wirelines -- 1.1%
    1,400,000    Philippine Long Distance Telephone Co.,
                 8.350%, 3/06/2017                                            1,358,000
    1,000,000    Telekom Malaysia Berhad,
                 7.875%, 8/01/2025, 144A                                      1,216,227
      250,000    US West Capital Funding, Inc.,
                 6.500%, 11/15/2018                                             198,750
    1,650,000    US West Capital Funding, Inc.,
                 6.875%, 7/15/2028                                            1,278,750
                                                                          -------------
                                                                              4,051,727
                                                                          -------------
                 Total Non-Convertible Bonds
                 (Identified Cost $ 336,304,165)                            363,468,197
                                                                          -------------
                 Convertible Bonds -- 1.8%
                 Independent/Energy -- 0.6%
      500,000    Devon Energy Corp.,
                 4.900%, 8/15/2008                                              573,750
    1,750,000    Devon Energy Corp.,
                 4.950%, 8/15/2008                                            2,008,125
                                                                          -------------
                                                                              2,581,875
                                                                          -------------
                 Pharmaceuticals -- 0.2%
      750,000    Chiron Corp.,
                 1.625%, 8/01/2033                                              694,687
                                                                          -------------
                 Tobacco -- 0.8%
    3,040,000    Loews Corp.,
                 3.125%, 9/15/2007                                            3,062,800
                                                                          -------------
                 Wirelines -- 0.2%
      840,000    Telus Corp.,
                 6.750%, 6/15/2010, (CAD)                                       708,246
                                                                          -------------
                 Total Convertible Bonds
                 (Identified Cost $ 6,416,077)                                7,047,608
                                                                          -------------
                 Total Bonds and Notes
                 (Identified Cost $ 342,720,242)                            370,515,805
                                                                          -------------



Short-Term Investment -- 16.7% of Total Net Assets
   20,256,000    Repurchase Agreement with State Street Corp.,
                 dated 3/31/05 at 1.25% to be purchased at $20,256,703       20,256,000
                 on 4/1/05 collateralized by $17,650,000 U.S.             -------------
                 Treasury Bond, 6.250% due 8/15/23 with a value
                 of $ 20,663,243

   44,133,351    State Street Navigator Securities Lending Prime
                 Portfolio (e)                                               44,133,351
                                                                          -------------



                 Total Short-Term Investment
                 (Identified Cost $ 64,389,351)                              64,389,351
                                                                          -------------



                 Total Investments - 112.8%
                 (Identified Cost $407,109,593) (b)                         434,905,156
                 Other assets less liabilities -- (12.8)%                   (49,427,121)
                                                                          -------------
                 Total Net Assets -- 100%                                 $ 385,478,035
                                                                          =============
(a)              See Note 2a of Notes to Financial Statements

(b)              Federal Tax Information:

                 At March 31, 2005, the net unrealized appreciation on investments based on cost of $409,486,417 for federal income tax purposes was as follows:

                 Aggregate gross unrealized appreciation for all
                 securities in which there is an excess of value over
                 tax cost                                                 $ 30,933,770

                 Aggregate gross unrealized depreciation for all
                 securities in which there is an excess of tax cost
                 over value                                                 (5,515,031)
                                                                          ------------
                 Net unrealized appreciation                              $ 25,418,739
                                                                          ============

(c) Variable rate security. Rate disclosed is rate at March 31, 2005.

(d) All or a portion of this security was on loan to brokers at March 31, 2005.

(e)              Represents investment of securities lending collateral.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $32,766,404 or 8.5% of net assets.

                 Key to Abbreviations: BRL: Brazilian Dollar; CAD: Canadian Dollar; EUR: Euro; GBP: Great British Pound; MXN: Mexican Peso;
                 NOK: Norwegain Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; THB: Thailand Baht; ZAR: South Africa Rand


HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

     Sovereigns                    20.8%
     Government Agencies           14.7
     Foreign Local Governments      9.9
     Treasuries                     9.4
     Automotive                     4.1
     Electric                       4.0
     Healthcare                     3.4
     Supranational                  3.4
     Banking                        2.7
     Technology                     2.4
     Airlines                       2.0
     Other, less than 2% each      19.3

                See accompanying notes to financial statements.                9

                        STATEMENT OF ASSETS & LIABILITIES

March 31, 2005 (unaudited)
ASSETS
  Investments at cost                                                   $ 407,109,593
  Net unrealized appreciation                                              27,795,563
                                                                        -------------
    Investments at value (including                                       434,905,156
     securities on loan of $ 43,243,634)
  Cash                                                                      3,112,118
  Foreign cash at value (identified cost                                      167,924
  $171,609 )
  Receivable for Fund shares sold                                             876,910
  Interest receivable                                                       4,951,118
  Securities lending income receivable                                            726
  Receivable from investment adviser                                            4,237
                                                                        -------------
    TOTAL ASSETS                                                          444,018,189
                                                                        -------------
LIABILITIES
  Collateral on securities                                                 44,133,351
  loaned, at value
  Payable for securities                                                   13,908,956
  purchased
  Payable for forward                                                             137
  commitments
  Payable for Fund shares                                                     169,760
  redeemed
  Management fees payable                                                     129,674
  Tustees' fees                                                                 1,435
  Deferred Trustees' fees                                                      22,343
  Transfer agent fees payable                                                  19,869
  Accounting and administrative                                                51,422
  fees payable
  Service and distribution                                                      7,320
  fees payable
  Other accounts payable and accrued                                           95,887
  expenses
                                                                        -------------
    TOTAL LIABILITES                                                       58,540,154
                                                                        -------------
NET ASSETS                                                                385,478,035
                                                                        -------------
NET ASSETS CONSIST OF:
  Paid in capital                                                         352,088,363
  Undistributed net investment                                                332,340
  income
  Accumulated net realized gain on                                          5,240,573
  investments
  Net unrealized appreciation on investments and foreign currency          27,816,759
  translations
                                                                        -------------
NET ASSETS                                                              $ 385,478,035
                                                                        =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
  Net assets                                                            $  25,375,177
                                                                        =============
  Shares of beneficial interest                                             2,186,314
                                                                        =============
  Net asset value and redemption price per                              $       11.61
  share
                                                                        =============
  Offering price per share                                              $       12.16
   (100/95.50 of $ 11.61)
                                                                        =============

Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)

  Net assets                                                            $   2,741,419
                                                                        =============
  Shares of beneficial interest                                               236,873
                                                                        =============
  Net asset value and offering price per                                $       11.57
  share
                                                                        =============

Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)

  Net assets                                                            $  16,112,899
                                                                        =============
  Shares of beneficial interest                                             1,392,629
                                                                        =============
  Net asset value and offering price per                                $       11.57
  share
                                                                        =============
Class Y shares:

  Net assets                                                            $  15,532,714
                                                                        =============
  Shares of beneficial interest                                             1,337,315
                                                                        =============
  Net asset value, offering and redemption                              $       11.61
  price per share
                                                                        =============
Class J shares:

  Net assets                                                            $ 325,715,826
                                                                        =============
  Shares of beneficial interest                                            28,091,450
                                                                        =============
  Net asset value and redemption price per                              $       11.59
  share
                                                                        =============
  Offering price per share                                              $       12.01
  (100/96.50 of $ 11.59)
                                                                        =============

10                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS


For the Six Months Ended March 31, 2005 (unaudited)
INVESTMENT INCOME
  Interest                                                       $   9,869,662
  Less net foreign taxes withheld                                       (2,317)
  Securities lending income                                                726
                                                                 -------------
                                                                     9,868,071
                                                                 --------------


  Expenses
    Management fees                                                    745,030
    Service fees-Class A                                                23,447
    Service and distribution fees-Class B                               11,760
    Service and distribution fees-Class C                               59,687
    Service and distribution fees-Class J                            1,220,450
    Trustees' fees and expenses                                         15,236
    Accounting and administrative                                      121,282
    Custodian                                                           93,305
    Transfer agent fees - Class A, Class B, Class C                     39,450
    Transfer agent fees Class Y                                         11,263
    Transfer agent fees Class J                                          5,040
    Audit and tax services                                              21,956
    Registration - Class A, Class B, Class C, Class Y                   23,192
    Registration - Class J                                                 721
    Shareholder reporting - Class A, Class B, Class C, Class Y           8,543
    Shareholder reporting - Class J                                     20,733
    Legal - Class A, Class B, Class C, Class Y                             915
    Legal - Class J                                                     22,545
    Miscellaneous                                                       13,549
                                                                 -------------
  Total expenses                                                     2,458,104
    Less reimbursement/waiver                                          (93,579)
                                                                 -------------
  Net expenses                                                       2,364,525
                                                                 -------------
Net investment income                                                7,503,546
                                                                 -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS

  Realized gain on:
    Investments - net                                                7,721,078
    Foreign currency transactions - net                                154,214
  Change in unrealized depreciation on:
    Investments - net                                               (2,861,237)
    Foreign currency translations - net                                (55,587)
                                                                 -------------
  Net realized and unrealized gain on investments
   and foreign currency transactions                                 4,958,468
                                                                 -------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $  12,462,014
                                                                 =============

               See accompanying notes to financial statements.                11

                       STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended March 31, 2005 (unaudited)

                                                                        Six Months Ended       Year Ended
                                                                         March 31, 2005       September 30,
                                                                          (unaudited)            2004
                                                                       -----------------   -----------------
FROM OPERATIONS:
  Net investment income                                                   $    7,503,546   $      15,716,537
  Net realized gain on investments and foreign currency transactions           7,875,292          11,166,256
  Change in unrealized appreciation (depreciation) on investments and
   foreign currency translations                                              (2,916,824)          1,854,609
                                                                       -----------------   -----------------
  Increase in net assets resulting from operations                            12,462,014          28,737,402
                                                                       -----------------   -----------------



FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
    Class A                                                                     (782,632)           (271,806)
    Class B                                                                      (88,888)            (42,016)
    Class C                                                                     (428,881)           (175,999)
    Class Y                                                                     (595,175)           (583,747)
    Class J                                                                  (12,869,136)        (16,876,388)
  Capital gains:
    Class A                                                                     (312,527)            (13,621)
    Class B                                                                      (35,217)             (3,141)
    Class C                                                                     (164,210)             (4,478)
    Class Y                                                                     (200,515)            (60,972)
    Class J                                                                   (4,635,137)         (2,012,830)
                                                                       -----------------   -----------------
  Total distributions                                                        (20,112,318)        (20,044,998)
                                                                       -----------------   -----------------

INCREASE IN NET ASSETS DERIVED
 FROM CAPITAL SHARES TRANSACTIONS                                             17,221,014          20,028,707
                                                                       -----------------   -----------------
  Total increase in net assets                                                 9,570,710          28,721,111

NET ASSETS
  Beginning of period                                                        375,907,325         347,186,214
                                                                       -----------------   -----------------
  End of period                                                           $  385,478,035   $     375,907,325
                                                                       =================   =================

UNDISTRIBUTED NET INVESTMENT INCOME                                       $      332,340   $       7,593,506
                                                                       =================   =================


12                See accompanying notes to financial statements.

                       This Page Intentionally Left Blank

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                  Income (loss) from investment operations:             Less distributions:
                                  ----------------------------------------  -------------------------------------------
                                                                             Dividends
                     Net asset        Net       Net realized                    from       Distributions
                      value,      investment  and unrealized   Total from       net         from net
                     beginning      Income     gain (loss) on   investment   investment      realized          Total
                   of the period    (loss)     investments     operations     income      capital gains   distributions
                   -------------  ----------  ---------------  -----------  ------------  --------------  -------------
Class A
  3/31/2005(k)         $  11.84   $  0.25(d)         $   0.18    $   0.43       $  (0.49)      $   (0.17)   $     (0.66)
  9/30/2004               11.54      0.52(d)             0.45        0.97          (0.60)          (0.07)         (0.67)
  9/30/2003               10.23      0.58(d)             1.46        2.04          (0.59)          (0.14)         (0.73)
  9/30/2002(f)(h)         10.18      0.39(d)             0.04        0.43          (0.38)             --          (0.38)
  12/18/2000(i)            9.91      0.13(d)             0.24        0.37          (0.14)             --          (0.14)
  9/30/2000                9.95      0.71(d)            (0.05)       0.66          (0.70)             --          (0.70)
  9/30/1999               10.27      0.64               (0.03)       0.61          (0.67)          (0.26)         (0.93)

Class B
  3/31/2005(k)            11.82      0.21(d)             0.16        0.37          (0.45)          (0.17)         (0.62)
  9/30/2004               11.53      0.43(d)             0.45        0.88          (0.52)          (0.07)         (0.59)
  9/30/2003(g)            11.21      0.02(d)             0.30        0.32             --              --             --

Class C
  3/31/2005(k)            11.81      0.20(d)             0.18        0.38          (0.45)          (0.17)         (0.62)
  9/30/2004               11.53      0.43(d)             0.45        0.88          (0.53)          (0.07)         (0.60)
  9/30/2003(g)            11.21      0.02(d)             0.30        0.32             --              --             --

Class Y
  3/31/2005(k)            11.85      0.28(d)             0.16        0.44          (0.51)          (0.17)         (0.68)
  9/30/2004               11.54      0.57(d)             0.45        1.02          (0.64)          (0.07)         (0.71)
  9/30/2003               10.23      0.61(d)             1.46        2.07          (0.62)          (0.14)         (0.76)
  9/30/2002(f)            10.09      0.62(d)             0.09        0.71          (0.55)          (0.02)         (0.57)
  9/30/2001                9.92      0.65(d)             0.18        0.83          (0.66)             --          (0.66)
  9/30/2000                9.96      0.73(d)            (0.05)       0.68          (0.72)             --          (0.72)

Class J
  3/31/2005(k)            11.83      0.24(d)             0.16        0.40          (0.47)          (0.17)         (0.64)
  9/30/2004               11.53      0.48(d)             0.44        0.92          (0.55)          (0.07)         (0.62)
  9/30/2003               10.22      0.52(d)             1.47        1.99          (0.54)          (0.14)         (0.68)
  9/30/2002(f)            10.09      0.54(d)             0.09        0.63          (0.48)          (0.02)         (0.50)
  9/30/2001                9.91      0.57(d)             0.19        0.76          (0.58)             --          (0.58)
  9/30/2000                9.95      0.65(d)            (0.04)       0.61          (0.65)             --          (0.65)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized basis for periods less than one year.
(d) Per share net investment income has been calculated using the average shares outstanding during the period.
(e) A sales charge for Class A, Class C and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(f) As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, Class Y, and Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, Class Y and Class J decreased from 5.88% to 5.85%, 6.10% to 6.08%, and 5.35% to 5.33%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(g) From commencement of class operations on September 12, 2003 through September 30, 2003.
(h) From commencement of class operations on January 31, 2002 through September 30, 2002.
(i) For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j) A sales charge for Class A and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(k)  For the six months ended March 31, 2005 (Unaudited).

14                See accompanying notes to financial statements.

                                                 Ratios to average net assets:
                                            --------------------------------------
  Net asset      Total    Net assets, end      Net         Gross    Net investment   Portfolio
  value, end     return    of the period     expenses    expenses    income (loss)    turnover
of the period   (%) (a)        (000)        (%) (b)(c)    (%) (c)      (%) (c)        rate (%)
-------------   -------   ---------------   ----------   --------   --------------   ---------
    $11.61       3.7(j)       $ 25,375         0.95         1.03         4.20            16
     11.84       8.8(j)          9,506         0.93         1.67         4.52            29
     11.54      20.6(e)          1,128         0.80         4.67         5.21            34
     10.23       4.3                11         0.80       191.59         5.85            39
     10.14       3.8             2,426         0.80         1.91         6.31             1
      9.91       6.9             2,250         0.80         3.01         7.16            23
      9.95       6.2             2,561         0.80         3.20         6.60            42
     11.57       3.1(j)          2,741         1.70         2.11         3.55            16
     11.82       7.9(j)          1,797         1.70         2.42         3.77            29
     11.53       2.9(e)            160         1.70         7.81         5.83            34
     11.57       3.2(j)         16,113         1.70         1.96         3.47            16
     11.81       7.9(j)          9,191         1.70         2.42         3.74            29
     11.53       2.9(e)              3         1.70         7.81         4.35            34
     11.61       3.7(j)         15,533         0.55         0.96         4.71            16
     11.85       9.2            12,543         0.55         1.08         4.92            29
     11.54      20.9            10,230         0.55         1.34         5.58            34
     10.23       7.2             7,874         0.55         1.13         6.08            39
     10.09       8.6             8,549         0.55         1.36         6.43            15
      9.92       7.2             2,905         0.55         3.23         7.35            23
     11.59      (1.3)(j)       325,716         1.30         1.32         4.01            16
     11.83       8.3(j)        342,871         1.30         1.33         4.15            29
     11.53      20.0(e)        335,666         1.30         1.36         4.79            34
     10.22       6.4(e)        211,105         1.30         1.55         5.33            39
     10.09       7.9(e)         91,569         1.30         1.71         5.65            15
      9.91       6.4(e)         30,264         1.30         2.97         6.59            23

                          NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended March 31, 2005 (unaudited)

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the "Fund" or the "Investment Grade Bond Fund"). The financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class B, Class C, Class Y and Class J shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay higher ongoing Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other Class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. Class Y shares are intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amounts. Class J shares are only offered to non-U.S. investors and are sold with a maximum front end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other investment companies are valued at net asset value each day. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

For the Six Months Ended March 31, 2005 (unaudited)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2005, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, distributions from real estate investment trusts and premium amortization accruals. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accounts, deferred trustees' fees and corporate action adjustments. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. The market value of securities on loan to borrowers and the value of the collateral held by the Fund with respect to such loans at March 31, 2005, were $43,243,634 and $44,133,351, respectively.

3. Purchases and Sales of Securities. For the six months ended March 31, 2005, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities) were $17,523,034 and $40,319,363, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments) were $40,489,776 and $18,195,988, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly. For the six months ended March 31, 2005, the management fee for the Fund was as follows:



          Gross     Waiver of      Net     Percentage of Average
       Management  Management  Management    Daily Net Assets
          Fee         Fee          Fee       Gross      Net
       ----------  ----------  ----------    -----     -----
       $ 745,030     $ 0       $ 745,030     0.40%     0.40%

For the Six Months Ended March 31, 2005 (unaudited)

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

b. Accounting and Administrative Fees. IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Fund and subcontracted with State Street Bank, to serve as sub-administrator. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I), and IXIS Services, each Fund paid IXIS Services its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

(1) Percentage of Average Daily Net Assets

   First        Next        Over
$5 billion  $5 billion  $10 billion
----------  ----------  -----------
  0.0675%     0.0625%      0.0500%

or

(2) Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Fund pursuant to the same fee structure. State Street Bank continues to serve as sub-administrator.

For the six months ended March 31, 2005, fees paid to IXIS Services and IXIS Advisors for accounting and administrative expense were $121,282.

c. Transfer Agent Fees. IXIS Services serves as transfer and shareholder servicing agent for the Fund (except Class J shares) and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. State Street Bank serves as transfer and shareholder servicing agent for Class J shares.

During the period October 1, 2004 through December 31, 2004, Classes A, B and C paid service fees monthly to IXIS Services representing the higher amount based on the following calculations:

(1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of Class A, Class B and Class C accounts in Load Fixed Income Funds. Load Fixed Income Funds consist of the Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund and all fixed income funds in the CDC Nvest Funds Trusts.

    First         Next         Over
$1.2 billion  $5 billion  $6.2 billion
------------  ----------  ------------
   0.142%       0.135%       0.130%


Each Class of shares is subject to a monthly Class minimum of $1,500, allocated based on the combined net assets of Class A, Class B and Class C.

or

(2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $1,502,993.

During the period October 1, 2004 through December 31, 2004, Class Y paid service fees monthly to IXIS Services representing the higher amount based on the following calculations:

(1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

Class Y shares are subject to a monthly minimum of $1,250.

or

(2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000.

For the Six Months Ended March 31, 2005 (unaudited)

*No Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

** Load Funds - Class Y consist of all Funds with Class Y shares offered within Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts.

Effective January 1, 2005, Class A, B and C shares pay fees to IXIS Services representing a pro rata portion of the greater of:

     (1) An aggregate annual minimum fee of approximately $1.7 million for all Load Fixed Income Funds; or

     (2) An annual account based fee of $25.25 for each open account and $2.00 for each closed account, aggregated for all Load Fixed Income Funds.

Effective January 1, 2005, Class Y shares pay fees to IXIS Services representing a pro rata portion of the greater of:

     (1) An aggregate annual minimum fee of approximately $1 million for all No Load Retail Funds and Load Funds Class Y; or

     (2) An annual account based fee of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund and $2.00 for each closed account, aggregated for all No Load Retail Funds and Load Funds Class Y.

Each Class of shares is subject to a monthly class minimum of $1,500.

In addition, pursuant to other servicing agreements, each Class, except Class J, pays service fees to other firms that provide similar services for their own shareholder accounts.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were $33,889.

d. Service and Distribution Fees. The Trust entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Investment Grade Bond Fund, Class J. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), a wholly-owned subsidiary of IXIS North America.

Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B, Class C and Class J shares (the "Class B ,Class C and Class J Plans").

Under the Class A Plan, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connections with the marketing or sale of Class B and Class C shares.

Under the Class J Plan, the Investment Grade Bond Fund pays Loomis Sayles Distributors a monthly shareholder service fee at an annual rate not to exceed 0.25% and a monthly distribution fee at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Fund's Class J shares.

For the six months ended March 31, 2005, the Fund paid the following service and distribution fees:

              Service Fee                    Distribution Fee
          -----------------             ----------------------------
Class A   Class B   Class C   Class J   Class B  Class C    Class J
--------  -------  --------  ---------  -------  --------  ---------
$ 23,447  $ 2,940  $ 14,922  $ 406,817  $ 8,820  $ 44,765  $ 813,633


Commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in Class B and C shares of the Fund were $60,855, and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $344,303 for the six months ended March 31, 2005.

For the Six Months Ended March 31, 2005 (unaudited)

e. Trustees Fees and Expenses. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

f. Publishing Services. IXIS Services performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as part of shareholder reporting. For the six months ended March 31, 2005, the amount paid to IXIS Services as compensation for these services was $175.

5. Line of Credit. The Fund together with certain other funds of the Loomis Sayles Funds Trusts participates in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2005, the Fund had no borrowings under the agreement.

6. Shareholders. At March 31, 2005, the Loomis Sayles Employees' Profit Sharing Retirement Plan held 201,520 shares of beneficial interest of the Fund.

7. Expense Reductions and Contingent Expense Obligations. Loomis Sayles has given a binding undertaking to the Fund to defer its management fees and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2006 and will be reevaluated on an annual basis.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods, to the extent that the Fund's expenses fall below the expense limits, provided, however, that the Fund is not obligated to pay such deferred fees more than one year after the fiscal year in which the fee was deferred.

At March 31, 2005, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:


                                                                 Expenses Subject to       Expenses Subject to
Expense Limit as a Percentage                   Expiration      Possible Reimbursement    Possible Reimbursement
of Average Daily Net Assets                      of Waiver     Until September 30, 2005  Until September 30, 2006
-------------------------------------------  ----------------  ------------------------  ------------------------
Class A  Class B  Class C  Class Y  Class J
-------  -------  -------  -------  -------
 0.95%    1.70%    1.70%    0.55%   1.30%    January 31, 2006          $ 239,663                  $ 93,579

8. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                   Six Months Ended
                                                    March 31, 2005                Year Ended
                                                      (unaudited)            September 30, 2004
                                               --------------------------  -----------------------
                                                  Shares        Amount       Shares      Amount
CLASS A                                        -----------  -------------  ---------  ------------
Issued from the sale of shares                   1,378,797  $  16,583,234    845,179  $  9,901,942
Issued in connection with the reinvestment of
 distributions                                      77,712        917,715     18,301       210,238
Redeemed                                           (72,981)      (864,315)  (158,442)   (1,832,451)
                                               -----------  -------------  ---------  ------------
Net change                                       1,383,528  $  16,636,634    705,038  $  8,279,729
                                               ===========  =============  =========  ============

CLASS B
Issued from the sale of shares                     100,903  $   1,198,488    149,404  $  1,701,993
Issued in connection with the reinvestment of
 distributions                                       6,444         76,042      1,756        20,158
Redeemed                                           (22,524)      (265,990)   (12,955)     (148,655)
                                               -----------  -------------  ---------  ------------
Net change                                          84,823  $   1,008,540    138,205  $  1,573,496
                                               ===========  =============  =========  ============

For the Six Months Ended March 31, 2005 (unaudited)

8. Capital Shares. continued:

                                                  Six Months Ended
                                                   March 31, 2005                 Year Ended
                                                    (unaudited)               September 30, 2004
                                                  Shares       Amount        Shares        Amount
                                               -----------  -------------   ---------  ------------
CLASS C
Issued from the sale of shares                     663,448   $  7,820,566      844,455  $      9,807,856
Issued in connection with the reinvestment of        6,799         80,159          754             8,655
distributions
Redeemed                                           (55,979)      (655,397)     (67,071)         (768,164)
                                               -----------  -------------  -----------  ----------------
Net change                                         614,268   $  7,245,328      778,138  $      9,048,347
                                               ===========  =============  ===========  ================


CLASS Y
Issued from the sale of shares                     838,583  $   9,840,290      482,697  $      5,495,572
Issued in connection with the reinvestment of       57,620        681,802       45,115           519,122
distributions
Redeemed                                          (617,490)    (7,210,823)    (355,309)       (4,043,025)
                                               -----------  -------------  -----------  ----------------
Net change                                         278,713  $   3,311,269      172,503  $      1,971,669
                                               ===========  =============  ===========  ================


CLASS J
Issued from the sale of shares                   5,779,100  $  68,646,132   12,912,010  $    149,860,044
Issued in connection with the reinvestment of           --             --           --                --
distributions
Redeemed                                        (6,671,010)   (79,626,889) (13,039,250)     (150,704,578)
                                               -----------  -------------  -----------  ----------------
Net change                                        (891,910) $ (10,980,757)    (127,240) $       (844,534)
                                               ===========  =============  ===========  ================

9. Subsequent Event. Effective May 1, 2005, the names of the CDC Nvest Funds Trusts changed as follows:

Current Name                     New Name
-------------------------------  ----------------------------------
CDC Nvest Funds Trust I          IXIS Advisor Funds Trust I
CDC Nvest Funds Trust II         IXIS Advisor Funds Trust II
CDC Nvest Funds Trust III        IXIS Advisor Funds Trust III
CDC Nvest Companies Trust I      IXIS Advisor Funds Trust IV
CDC Nvest Cash Management Trust  IXIS Advisor Cash Management Trust

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees.

Item 11. Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

     (a)  (1) Not applicable
     (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively
     (a)  (3) Not applicable.
     (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)(1) and (b)(2), respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Loomis Sayles Funds II


                                          By: /s/ Robert J. Blanding
                                              ----------------------------------
                                          Name: Robert J. Blanding
                                          Title: Chief Executive Officer
                                          Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                          By: /s/ Robert J. Blanding
                                              ----------------------------------
                                          Name: Robert J. Blanding
                                          Title: Chief Executive Officer
                                          Date: May 23, 2005


                                          By: /s/ Michael C. Kardok
                                              ----------------------------------
                                          Name: Michael C. Kardok
                                          Title: Treasurer
                                          Date: May 23, 2005